Exhibit 4.02

Execution Version

SUPPLEMENTAL INDENTURE

(First Mortgage Bonds)

SOUTHWESTERN PUBLIC SERVICE COMPANY

TO

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

This Instrument Grants A Security Interest By A Utility.

This Instrument Contains After-Acquired Property Provisions.

The following addresses for the parties to this Supplemental Indenture No. 8 are set out in Section 108 of the Indenture hereinafter referred to:

Trustee:	Company:

U.S. Bank National Association	Southwestern Public Service Company
U.S. Bank Corporate Trust Services	790 South Buchanan
60 Livingston Avenue, EP-MN-WS3C	Amarillo, Texas 79101
St. Paul, MN 55107-2292
Facsimile No. 651-495-8097
Attention: Joshua A. Hahn

Supplemental Indenture No. 8

Dated as of May 1, 2020

Supplemental to the Indenture

dated as of August 1, 2011

Filed as Texas Utility Security Instrument File No. 11-0022610194

as supplemented by Supplemental Indentures filed with the Texas Secretary of State

Filed with New Mexico Secretary of State on August 2, 2011, as Public Utility Filing No. 599,

as supplemented by Supplemental Indentures filed with the New Mexico Secretary of State

Establishing the Securities of Series No. 8,

Designated 3.15% First Mortgage Bonds, Series No. 8 due 2050

SUPPLEMENTAL INDENTURE NO. 8, dated as of May 1, 2020 between SOUTHWESTERN PUBLIC SERVICE COMPANY, a corporation duly organized and existing under the laws of the State of New Mexico (hereinafter sometimes called the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (hereinafter sometimes called the “Trustee”) under the Indenture, dated as of August 1, 2011 (hereinafter called the “Original Indenture”), as previously supplemented and as further supplemented by this Supplemental Indenture No. 8. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the “Indenture.”

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. The Original Indenture has been filed in the office of the Secretary of State of the State of New Mexico and in the office of the Secretary of State of the State of Texas, and notices with respect to such filings have been recorded in each county in New Mexico and each county in Texas in which the Company owns real property that is used or intended to be used in or in connection with the Electric Utility Business, as more fully set forth in Schedule A hereto.

The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule B for the purpose of establishing a series of securities.

The Company desires to establish a new series of Securities to be designated “3.15% First Mortgage Bonds, Series No. 8 due 2050,” such series of Securities to be hereinafter sometimes called “Series No. 8.”

The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 8 to establish the Securities of Series No. 8 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 8 a valid agreement of the Company, and to make the Securities of Series No. 8 valid obligations of the Company, have been performed.

Granting Clauses

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 8 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in and lien on, the following:

Granting Clause First

All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 8, in and to all property (other than Excepted Property), real, personal and mixed, located in the State of Texas or in the State of New Mexico and used or intended to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including all right, title and interest of the Company in and to the following property (other than Excepted Property) so located and so used or intended to be so used: (a) all real property owned in fee, easements, servitudes, rights of way and other rights and interests in or relating to real property used or intended to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, including but not limited to that described in Schedule C hereto, as well as all right, title and interest of the Company in goods, equipment, fixtures or improvements located on those lands, if any, described or referred to in Schedule D hereto, provided that the Lien hereof shall not extend to or encumber the fee owner’s interest in any land or interest in land in which the Company holds only a leasehold interest; (b) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities, whether or not control or disposal of such substances is the exclusive function or purpose of such facilities, and other machinery and facilities for the generation of electric energy; (c) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (d) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (e) all buildings, offices, warehouses and other structures used or intended to be used in or in connection with the Electric Utility Business; (f) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or intended to be used in or in connection with the Electric Utility Business; (g) any or all of the foregoing properties in the process of construction; and (h) all other property, of whatever kind and nature, ancillary to or otherwise used or intended to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

Granting Clause Second

Subject to the applicable exceptions permitted by Section 709(d), Section 1203 and Section 1205 of the Original Indenture, all right, title and interest of the Company in and to all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 8 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 8;

Granting Clause Third

All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

Excepted Property

Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Existing Liens, (b) Acquisition Liens, (c) Retained Interests and (d) any other Permitted Liens;

IN TRUST, NEVERTHELESS, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Eight of the Original Indenture; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

ARTICLE ONE

Securities of Series No. 8

There are hereby established the Securities of Series No. 8, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a)    the title of the Securities of Series No. 8 shall be “3.15% First Mortgage Bonds, Series No. 8 due 2050”;

(b)    the Securities of Series No. 8 shall initially be authenticated and delivered in the aggregate principal amount of $350,000,000. The Securities of Series No. 8 may be reopened and additional Securities of Series No. 8 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 8 will contain the same terms (including the Stated Maturity and interest payment terms), except for the public offering price, the issue date and, if applicable, the first interest accrual and payment dates, as the other Securities of Series No. 8. Any such additional Securities of Series No. 8, together with the Securities of Series No. 8 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $800,000,000;

(c)    interest on the Securities of Series No. 8 shall be payable to the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;

(d)    the principal of the Securities of Series No. 8 shall be payable on May 1, 2050, the Stated Maturity for Series No. 8;

(e)    the Securities of Series No. 8 shall bear interest at a rate of 3.15% per annum; interest shall accrue on the Securities of Series No. 8 from May 18, 2020 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be May 1 and November 1 in each year, commencing November 1, 2020 and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be April 15 and October 15 in each year, respectively (whether or not a Business Day);

(f)    the Corporate Trust Office of U.S. Bank National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 8 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its office in Minneapolis, Minnesota as any such place or itself as the Security Registrar;

(g)    the Securities of Series No. 8 shall be redeemable at the option of the Company at any time prior to their maturity at the redemption prices specified in the form of such Securities attached as Exhibit A hereto;

(h)    not applicable;

(i)    the Securities of Series No. 8 shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

(j)    not applicable;

(k)    not applicable;

(l)    not applicable;

(m)    not applicable;

(n)    not applicable;

(o)    not applicable;

(p)    not applicable;

(q)    the Securities of Series No. 8 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the “Depositary”). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

(i)

such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

(ii)	such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

(A)

the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or

(B)	the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

(C)

(1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1002 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;

(r)    not applicable;

(s)    no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 8; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t)	not applicable; and

(u)

(i) If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 8 to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 801 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 801 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and United States Treasury regulations thereunder.

(ii)

Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

(iii)

Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 8 to be deemed to have been paid for purposes of the Indenture, as provided in Section 801 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

The Securities of Series No. 8 shall be substantially in the form attached hereto as Exhibit A and shall have such further terms as are set forth in such form.

ARTICLE TWO

Miscellaneous Provisions

This Supplemental Indenture No. 8 is a supplement to the Original Indenture. As previously supplemented and further supplemented by this Supplemental Indenture No. 8, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 8 shall together constitute one and the same instrument.

If any provision of this Supplemental Indenture No. 8 limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c), such imposed duties shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 8 to be duly executed as of the day and year first above written.

SOUTHWESTERN PUBLIC SERVICE COMPANY

By:	/s/ Sarah W. Soong
	Name:	Sarah W. Soong
	Its:	Vice President and Treasurer

STATE OF MINNESOTA     )

                                                 ) ss.

COUNTY OF SCOTT           )

This instrument was acknowledged before me on the 11th day of May 2020, by Sarah W. Soong, the Vice President and Treasurer of Southwestern Public Service Company, a New Mexico corporation, on behalf of said corporation.

/s/ Kristin Lynn Westlund
Name: Kristin Lynn Westlund
Notary Public, State of Minnesota
My commission expires: January 31, 2021

(Seal, if any)

U.S. BANK NATIONAL ASSOCIATION, Trustee

By:	/s/ Donald T. Hurrelbrink
	Name:	Donald T. Hurrelbrink
	Its:	Vice President

STATE OF MINNESOTA     )

                                                 ) ss.

COUNTY OF RAMSEY       )

This instrument was acknowledged before me on the 7th day of May 2020, by Donald T. Hurrelbrink, a Vice President of U.S. Bank National Association, a national banking association, on behalf of said national banking association.

/s/ Kay Vang
Name: Kay Vang
Notary Public, State of Minnesota
My commission expires: January 31, 2024

(Seal, if any)

EXHIBIT A

FORM OF SECURITY

(See legend at the end of this Security for

restrictions on transfer)

SOUTHWESTERN PUBLIC SERVICE COMPANY

3.15% First Mortgage Bond, Series No. 8 due 2050

Original Interest Accrual Date:	[ ]
Interest Rate:	3.15% per annum
Stated Maturity:	May 1, 2050
Interest Payment Dates:	May 1 and November 1
Regular Record Dates:	April 15 and October 15
CUSIP No.:	845743 BU6

This Security is not a Discount Security

within the meaning of the within-mentioned Indenture

Principal Amount	Registered No.
$

SOUTHWESTERN PUBLIC SERVICE COMPANY, a corporation duly organized and existing under the laws of the State of New Mexico (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to

, or registered assigns, the principal sum of

Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing November 1, 2020 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank National Association in New York, New York, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of August 1, 2011 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank National Association as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, such Redemption Date or Stated Maturity, as the case may be, to such Business Day.

This Security shall be redeemable at the option of the Company, in whole or in part, at any time prior to November 1, 2049 (the “Par Call Date”) at a “make whole” redemption price equal to the greater of (1) 100% of the principal amount of this Security being redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on this Security, or portion hereof, being redeemed that would be due if this Security matured on the Par Call Date (excluding the portion of any such interest accrued to but excluding the Redemption Date), discounted to but excluding the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points plus, in each case, accrued and unpaid interest thereon to but excluding the Redemption

Date. This Security shall be redeemable at the option of the Company at any time on or after the Par Call Date, in whole or in part, at 100% of the principal amount of this Security being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Security (assuming, for this purpose, that this Security matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to such remaining term of this Security.

“Comparable Treasury Price” means with respect to any Redemption Date (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations for the Redemption Date, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all of such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (1) Barclays Capital Inc. or its affiliates and successors, (2) a Primary Treasury Dealer designated by each of Credit Suisse Securities (USA) LLC and PNC Capital Markets LLC or each of their respective affiliates and successors, and (3) any other Primary Treasury Dealer selected by the Company after consultation with an independent investment banker, provided, however, that if any of the foregoing, or any of their respective designees, ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute.

“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the corporate office of U.S. Bank National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the attachment, perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which the offices of the Trustee in The City of New York, New York, or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are generally authorized or required by law or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SOUTHWESTERN PUBLIC SERVICE COMPANY

By:
Name:
Its:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By
Authorized Officer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for DTC (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1002 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Security of SOUTHWESTERN PUBLIC SERVICE COMPANY and does hereby irrevocably constitute and appoint                     , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

SCHEDULE A

The Indenture dated as of August 1, 2011, granted by Southwestern Public Service Company to U.S. Bank National Association, Trustee, was filed with the Secretary of State of the State of Texas on August 2, 2011 as Utility Security Instrument No. 11-0022610194.

In accordance with Texas Business and Commerce Code Section 261.011, a Notice of Utility Security Instrument Affecting Real Property was thereafter recorded in each Texas county in which any of the Mortgaged Property consisting of real property was located as of the Effective Date of such Indenture. The following table sets forth recording information relating to the recordation, in each of the specified Texas counties, of such Notice of Utility Security Instrument Affecting Real Property:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Andrews	8/3/11	112770	N/A	N/A

Armstrong	8/3/11	2011276	53	790

Bailey	8/3/11	201100016286	N/A	N/A

Borden	8/3/11	111124	N/A	N/A

Briscoe	8/3/11	11271	N/A	N/A

Carson	8/3/11	1100000862	N/A	N/A

Castro	8/3/11	59278	335	796

Cochran	8/3/11	13897	N/A	N/A

Cottle	8/3/11	2011-291	194	708

Crosby	8/3/11	235843	N/A	N/A

Dallam	8/2/11	164351	149	384

Deaf Smith	8/3/11	1493	N/A	N/A

Ector	8/3/11	201100011005	N/A	N/A

Floyd	8/3/11	110857	N/A	N/A

Foard	8/3/11	68419	247	71

Gaines	8/3/11	20113945	N/A	N/A

Garza	8/3/11	111229	N/A	N/A

Schedule A-1

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Gray	8/3/11	019194	N/A	N/A

Hale	8/3/11	2011002855	N/A	N/A

Hansford	8/3/11	78454	382	511

Hartley	8/3/11	100087	N/A	N/A

Hemphill	8/3/11	059371	N/A	N/A

Hockley	8/3/11	00002996	N/A	N/A

Hutchinson	8/3/11	343845	1664	137

Lamb	8/3/11	1442	N/A	N/A

Lipscomb	8/3/11	N/A	502	782

Lubbock	8/3/11	2011026116	N/A	N/A

Lynn	8/3/11	20112298	N/A	N/A

Midland	8/3/11	15266	N/A	N/A

Moore	8/2/11	0176902	702	18

Motley	8/3/11	N/A	102	237

Ochiltree	8/3/11	95434	N/A	N/A

Oldham	8/3/11	11429	N/A	N/A

Parmer	8/3/11	51211	N/A	N/A

Potter	8/2/11	01200092	N/A	N/A

Randall	8/2/11	2011012189	N/A	N/A

Roberts	8/3/11	044416	N/A	N/A

Sherman	8/3/11	23551	297	756

Swisher	8/3/11	2011-0678	392	314

Terry	8/3/11	252458	N/A	N/A

Wheeler	8/3/11	N/A	640	738

Wilbarger	8/3/11	00112766	636	602

Yoakum	8/3/11	20111463	N/A	N/A

Schedule A-2

The Indenture dated as of August 1, 2011, granted by Southwestern Public Service Company to U.S. Bank National Association, Trustee, was filed with the Secretary of State of the State of New Mexico on August 2, 2011 under the Public Utility Act, receiving Public Utility Filing No. 599. Concurrently with such filing, a Uniform Commercial Code financing statement, to which a copy of such Indenture was appended as an exhibit, was filed in the Uniform Commercial Code records of the Secretary of State of the State of New Mexico on August 2, 2011 as UCC Filing No. 20110012866J.

In accordance with New Mexico Statutes Annotated, 1978, Section 62-13-11, a Notice of Filing of Indenture with New Mexico Secretary of State, to which a copy of such Indenture was appended as an exhibit, was thereafter recorded in each New Mexico county in which any of the Mortgaged Property consisting of real property was located as of the Effective Date of such Indenture. The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of such Notice of Filing of Indenture with New Mexico Secretary of State:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Chaves	8/3/11	340593	N/A	N/A

Curry	8/3/11	110005245	N/A	N/A

Eddy	8/3/11	1107879	N/A	N/A

Lea	8/3/11	33578	N/A	N/A

Quay	8/3/11	201108030006	N/A	N/A

Roosevelt	8/3/11	20112258	N/A	N/A

Schedule A-3

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 1:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Chaves	8/8/11	340698	N/A	N/A

Curry	8/8/11	110005352	N/A	N/A

Eddy	8/8/11	1107998	N/A	N/A

Lea	8/8/11	33734	N/A	N/A

Quay	8/8/11	201108080003	N/A	N/A

Roosevelt	8/8/11	20112316	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 2:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Chaves	6/18/14	389726	N/A	N/A

Curry	6/18/14	157778190	N/A	N/A

Eddy	6/18/14	1824479	N/A	N/A

Lea	6/18/14	39612	N/A	N/A

Quay	6/18/14	20149266515	N/A	N/A

Roosevelt	6/18/14	20141875	N/A	N/A

Schedule A-4

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 3:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Chaves	6/18/14	389727	N/A	N/A

Curry	6/18/14	157778191	N/A	N/A

Eddy	6/18/14	1824480	N/A	N/A

Lea	6/18/14	39613	N/A	N/A

Quay	6/18/14	20149266516	N/A	N/A

Roosevelt	6/18/14	20141876	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 4:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Chaves	8/19/16	407833	N/A	N/A

Curry	8/19/16	189674134	N/A	N/A

Eddy	8/19/16	22399408	N/A	N/A

Lea	8/19/16	411897	N/A	N/A

Quay	8/19/16	20167359981	N/A	N/A

Roosevelt	8/19/16	20162074	N/A	N/A

Schedule A-5

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 5:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Chaves	8/17/17	410921	N/A	N/A

Curry	8/17/17	202655927	N/A	N/A

Eddy	8/17/17	28402333	N/A	N/A

Lea	8/17/17	422035	N/A	N/A

Quay	8/17/17	20176648665	N/A	N/A

Roosevelt	8/17/17	20174088	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 6:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Chaves	11/9/2018	421224	N/A	N/A

Curry	11/9/2018	238400985	N/A	N/A

Eddy	11/9/2018	30117445	N/A	N/A

Lea	11/9/2018	428097	N/A	N/A

Quay	11/9/2018	2018742751	N/A	N/A

Roosevelt	11/9/2018	20188167	N/A	N/A

Schedule A-6

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 7:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Chaves	6/24/2019	587629	N/A	N/A

Curry	6/24/2019	296613778	N/A	N/A

Eddy	6/24/2019	38230015	N/A	N/A

Lea	6/24/2019	499118	N/A	N/A

Quay	6/24/2019	2019263318	N/A	N/A

Roosevelt	6/24/2019	20195502	N/A	N/A

Schedule A-7

SCHEDULE B

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding
August 3, 2011	1	$400,000,000	$400,000,000
June 1, 2014	2	$250,000,000	$0
June 1, 2014	3	$350,000,000	$350,000,000
August 1, 2016	4	$300,000,000	$300,000,000
August 1, 2017	5	$450,000,000	$450,000,000
October 1, 2018	6	$300,000,000	$300,000,000
June 1, 2019	7	$300,000,000	$300,000,000

Schedule B-1

SCHEDULE C

DESCRIPTION OF PROPERTY

A. FEE TITLE

The property referred to in Granting Clause Second of the Indenture includes, without limitation, the Company’s right, title and interest in and to the land acquired by the Company including the lands described in the following deeds into the Company and referenced recorded documents (the “Lands”), together with all property related, used or appurtenant thereto of the kind and nature described in Granting Clause First (other than Excepted Property) (“Fee Title”):

The following properties are in the State of Texas:

Hale Wind Farm Fee Title Lands

Hale County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Predecessor Recorded at
SPS ID: 5258	Hale Wind Farm Collector Substation	Document No. Document No. 2018-001103, Official Public Records, Hale County, Texas, dated April 11, 2018, and recorded April 16, 2018, executed by Douglas C. Ellison, Sr., a single man and as Co-Independent Executor of the Estate of Virginia Ellison, Deceased and Douglas Cooper Ellison II, single man and as Co-Independent Executor of the Estate of Virginia Ellison, Deceased to Hale Petersburg Wind, limited liability company, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to

A 10.00-acre tract of land located in the Tyler Lap Railroad Company survey, Abstract 289, G.L.O. file no. 12927. And being out of the north half of Section 45, block R, conveyed to Douglas C. Ellison in cause No. 14755. Probate Records, Hale County, Texas and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “SAM” set, said point of beginning having grid coordinates N. 7401209.06. E. 1006262.28 from which a 5/8-inch iron rod found at the Southwest corner of Section 10, Block R, bears North 01° 41’ 41” East, a distance 20.00 feet and North 88° 18’ 19” West, a distance of 1,910 00 feet;

Schedule C-1

THENCE, South 88° 18’19” East, with a line parallel and 20 feet South of the common line of Section 45 and Section 10, Block R, a distance of 720.00 feet to a 5/8-inch iron rod with cap stamped “SAM” set, from which a 5/8-inch iron rod found at the Northeast corner of said Section 45, Block R, bears North 01° 41’ 41” East, a distance 20.00 feet and South 88° 18’ 19” east, a distance of 2,572 51 feet;

THENCE, South 01° 41’ 41” West over said Section 45, Block R, a distance of 605.00 feet to a 5/8-inch iron rod with cap stamped “SAM” set;

THENCE, North 88° 18’ 19” West, over said Section 45, Block R, a distance of 720.00 feet to a 5/8-inch iron rod with cap stamped “SAM” set;

THENCE, North 01° 41’ 41” East, over said Section 45, Block R, a distance of 605.00 feet to the POINT OF BEGINNING and containing 435,600 square feet or 10.00 acres (more or less).

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Predecessor Recorded at
SPS ID: 5259	Hale Wind Farm O&M Site	Document No. 2018-001623, Official Public Records, Hale County, Texas, dated May 18, 2018, and recorded June 1, 2018, executed by Billy Sam McLaughlin and Brenda McLaughlin, husband and wife; Marzee Jane Lee and Monte Lee, Trustees of the Lee Family Trust; Virginia Kay Roberts, a single woman; Lezlie Denice Thompson and Ryan Thompson, wife and husband; Jimmy Wesley McLaughlin and Pam McLaughlin, husband and wife; and Valorie Leigh Mahler and Kelly Mahler, wife and husband to Hale Petersburg Wind, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to

Schedule C-2

A 5.00-acre tract of land out of section 10. Block r of the east line and red river railroad company survey, abstract 1493. Described in G.L.O File No. 50534, and conveyed to Billy Sam McLaughlin, et al in Document No. 2010-001563 and to Marzee Jane Lee and Monte Lee. Trustees of the Lee Family Trust in Document No. 2010-002657, Official Public Records, Hale County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “SAM” set in the intersection of the South right of way line of F.M. 37 and the apparent West right of way line County Road Z. Said point of beginning having grid coordinates N: 7406344.32, E: 1009762.71, from which a railroad spike found for the Northeast corner of said Section 10, Block R bears North 01° 37’ 06” East, a distance of 50.00 feet, and South 88° 19’ 12” east, a distance of 25.00 feet;

THENCE, South 01° 37’ 06” West, with said apparent West right of way line of County Road Z. Same being a line parallel and 25 feet West of the East line of said Section 10, Block R. A distance of 466.69 feet to a 5 8-inch iron rod with cap stamped “ SAM “ set;

THENCE, North 88° 19’ 12” West, over said Section 10, Block R, a distance of 466.69 feet to a 5/8-inch iron rod with cap stamped “SAM” set;

THENCE, North 01° 37’ 06” East, over said Section 10, Block R, a distance of 466.69 feet to a 5/8-inch iron rod with cap stamped “SAM” set in the south right of way line of F.M. 37, from which a railroad spike found for the Northwest corner of said Section 10, Block R, bears North 01° 37’ 06” East, a distance of 50.00 feet, and North 88° 19’ 12” West, a distance of 4.802.62 feet; and

THENCE, South 88° 19’ 12” East, with said South right of way line of F.M. 37, a distance of 466.69 feet to the point of BEGINNING and containing 217,801 square feet or 5.00 acres (more or less).

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Schedule C-3

The following properties are in the State of New Mexico:

Sagamore Wind Farm Fee Title Lands

The following described real estate in Roosevelt County, New Mexico:

Sagamore O&M Site; SPS ID No: 5260

SURFACE ESTATE ONLY:

A tract of land being out of the Southeast quarter of Section 20, Township 4 South, Range 36 East, N.M.P.M., Roosevelt County, State of New Mexico, further being described in that certain instrument recorded in Clerk’s File # 2018-0478 as filed in the Office of the County Clerk of Roosevelt County, New Mexico said tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. and being described by metes and bounds as follows: BEGINNING at a mag nail with washer stamped “NM PS 24517” found for the Southwest corner of the Southeast quarter of said Section 20, same being the Southwest and BEGINNING CORNER of this tract of land, from whence a 1/2 inch iron rod found for the Southeast corner of said Section 20 bears N. 89° 04’ 06” E. (Base Line) 2635.38 feet; THENCE N. 01° 11’ 40” W. along the West line of the Southeast quarter of said Section 20, at 50,00 feet pass a 1/2 inch iron rod with cap stamped “PS 25645 PS 15701” set in the North right-of-way line of State Highway 114, a total distance of 1319.79 feet to a 1/2 inch iron rod with cap stamped “PS 25645 PS 15701” set for the Northwest corner of this tract of land; THENCE N, 89° 04’ 06” E. 1319.79 feet to a 1/2 inch iron rod with cap stamped “PS 25645 PS 15701” set for the Northeast corner of this tract of land; THENCE S. 01° 11’ 40” E. at 1269.79 feet pass a 1/2 inch iron rod with cap stamped “PS 25645 PS 15701” set in the North right-of-way line of State Highway 114, a total distance of 1319.79 feet to a point in the South line of said Section 20, for the Southeast corner of this tract of land; THENCE S. 89° 04’ 06” W. 1319.79 feet along the South line of said Section 20 to the PLACE OF BEGINNING.

Sagamore South; SPS ID No: 5261

SURFACE ESTATE ONLY:

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

A tract of land being out of the Northwest quarter of Section 17, Township 5 South, Range 36 East, N.M.P.M., Roosevelt County, State of New Mexico, further being described in that certain instrument recorded in Clerk’s File # 2018-0478 as filed in the Office of the County Clerk of Roosevelt County, New Mexico said tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. and being described by metes and bounds as follows: BEGINNING at a 5/8 inch iron rod with cap stamped “PS 24517” found for the Northeast corner of the Northwest quarter of said Section 17, some being the Northeast and BEGINNING CORNER of this tract of land, from whence a 100’d nail found for the Northwest corner of said Section 17 bears S. 89° 38’ 27” W. (Base Line) 2646.76 feet; THENCE S. 01° 00’ 47” E. along the East line of the Northwest quarter of said Section 17, at 30,00 feet pass a 1/2 inch iron rod with cap stamped “PS 25645 PS 15701” set in the South right-of-way line of S Roosevelt Rd 26, a total distance of 1319.79 feet to a 1/2 inch iron rod with cap stamped “PS 25645 PS 15701” set for the Southeast corner of this tract of land; THENCE S. 89° 38’ 27” W. 1319.79 feet to a 1/2 inch iron rod with cap stamped “PS 25645 PS 15701” set for the Southwest corner of this tract of land; THENCE N. 01° 00’ 47” W. at 1289.79 feet pass a 1/2 inch iron rod with cap stamped “PS 25645 PS 15701” set in the South right-of-way line of S Roosevelt Rd 26, a total distance of 1319.79 feet to a point in the North line of said Section 17, for the Northwest corner of this tract of land; THENCE N. 89° 38’ 27” E. 1319.79 feet along the North line of said Section 17 to the PLACE OF BEGINNING.

Sagamore North; SPS ID No: 5262

Schedule C-4

Surface Estate Only:

Township Four (4) South Range Thirty-six (361 East, NMPM, Roosevelt County, New Mexico:

A tract of land being out of the Southeast quarter of Section 5, Township 4 South, Range 36 East, N.M.P.M., Roosevelt County, State of New Mexico, further being described in that certain instrument recorded in Clerk’s File ti 20133198 as filed in the Office of the County Clerk of Roosevelt County, New Mexico said tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. and being described by metes and bounds as follows: BEGINNING at a 1/2 inch iron rod found for the Southeast corner of said Section 5, same being the Southeast and BEGINNING CORNER of this tract of land, from whence a 5/8 inch iron rod with cap stamped “PS 24517” found for the Northeast corner of the Southeast quarter of said Section 5, bears N. 01°17’ 33” W. (Base Line) 2695.08 feet: THENCE S. 89°36’ 49” W. 1303.79 feet along the South line of said Section 5, to a point for the Southwest corner of this tract of land; THENCE N. 01°17’ 33” W. at 60.00 feet pass a 1/2 inch iron rod with cap stamped “PS 25645 PS 15701” set in the North right-of-way line of State Highway 235, a total distance of 1336.00 feet to a 1/2 inch iron rod with cap stamped “PS 25645 PS 15701” set for the Northwest corner of this tract of land; THENCE N. 89°36’ 49” E. 1303.79 feet to a 1/2 inch iron rod with cap stamped “PS 25645 PS 15701” set in the East line of said Section 5, for the Northeast corner of this tract of land; THENCE S. 01°17’ 33” E. at 1276.00 feet pass a 1/2 inch iron rod with cap stamped “PS 25645 PS 15701” set in the North right-of-way line of State Highway 235, a total distance of 1336.00 feet to the PLACE OF BEGINNING.

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Schedule C-5

B. EASEMENTS

The property referred to in Granting Clause Second of the Indenture includes, without limitation, the Company’s right, title and interest in and to the easements acquired by the Company including the following easements to the Company and referenced recorded documents, together with all property related, used or appurtenant thereto of the kind and nature described in Granting Clause First (other than Excepted Property) (“easements”):

EASEMENT 1:

Fee Title Landowner: Delta Biotech LLC

File No. 15000332338-035

EASEMENT created by the Option Exercise Notice and Amendment to Transmission Easement Agreement executed by Delta Biotech, LLC, to Hale Wind Energy, LLC, dated May 29, 2018, recorded June 4, 2018 as Document No. 2018-001637, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, over and across the following described premises:

35.376 acres out of the Southwest Quarter of Section 74, Block A-4, Abstract No. 1383, in Hale County, Texas, being more particularly described as follows:

BEGINNING at a 1/2-inch iron pipe found for the Southwest corner of this survey, whence the Southwest corner of Section 74, Block A-4 bears South 0°06’30” East 50.0 feet and West 960.0 feet;

THENCE, North 0°06’30” West 500.0 feet to a 1/2-inch iron pipe found for the most Westerly Northwest corner of this tract;

THENCE, East 400.65 feet to a 3/8-inch iron rod set for an inside “L” corner of this tract;

THENCE, North 160.0 feet to a 1/2-inch iron pipe set for a corner of this tract;

THENCE, North 49°24’16” East 694.60 feet to a 1 1/4 inch iron pipe set for a corner of this tract;

THENCE, North 82°20’30” East 758.48 feet to a 1 1/4-inch iron pipe set in the West right of way line of the P. & S.F. R.R. for the Northeast corner of this tract;

THENCE, South 0°01’25” East along the West right of way line of said P. & S.F. R.R. a distance of 1213.07 feet to a 1 1/4-inch iron pipe set in the North right of way line of Farm Road 54, for the Southeast corner of this tract; and

THENCE, West along the North right of way line of said Farm Road 54, a distance of 1678.34 feet to the PLACE OF BEGINNING.

Property ID #: 14606

Schedule C-6

EASEMENT 2:

Fee Title Landowner: Durham, Bob J. a/k/a Durham, Bobby Joe

File No. 15000332338-036

EASEMENT created by Transmission Easement Agreement executed by Bob J. Durham, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated May 16, 2017, recorded June 7, 2017 as Document No. 2017-001775, Official Public Records, Hale County, Texas, a as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, over and across the following described premises:

Tract 1:

158.99 acres, more or less in the Northwest Quarter of Section 71, Block A-4, Abstract No. 291, in Hale County, Texas, described as follows:

BEGINNING at a 5/8 inch rod found in the West right of way line of the Santa Fe Railroad as recorded in Vol. 21, page 368, Hale County Deed Records, said rod also being in the North line and 2653.24 feet North 89° 58’ 03” West of a 3/4 inch pipe found for the Northeast corner of Section 71, Block A-4, Hale County, Texas;

THENCE, North 89° 58’ 03” West 2495.5 feet along the North line of said Section 71 to a 1/2 inch rod set in the East right of way line of Interstate Highway No. 27 as recorded in Vol. 141, page 284, Hale County Deed Records, said rod also being 160 feet South 89°58’03” East of the Northwest corner of said Section 71;

THENCE, along the East right of way line of said highway as follows:

South 0° 02’ East 22 feet to a set 1/2-inch rod;

South 24° 12’ 20” West 219.22 feet to a set 1/2-inch rod;

South 0° 02’ East 1346 feet to a set 1/2 inch rod;

South 5° 40’ 40” West 100.49 feet to a set 1/2-inch rod;

South 0° 02’ East 400 feet to a set 1/2-inch rod;

South 0° 03’ 30” East 613.5 feet to a 1/2 inch rod set in the South line of the Northwest quarter of said Section 71 as held on the ground, from which a 1 inch pipe found in the South line of said Section 71 bears 2681.5 feet South 0° 03’ 30” East;

THENCE, North 89° 57’ 24” East 2593.45 feet along said quarter line to a 1/2 inch rod set in the West right of way line of said railroad, from which a 1/2 inch rod set in the South line of Section 71 as held on the ground bears 2678.07 feet South 0° 00’ 16” West; and

THENCE, North 0° 00’ 16” East 2678.07 feet along said railroad right of way line to the POINT OF BEGINNING.

Property ID #: 25896

Tract 2:

2.53 acres in the Southwest Quarter of Section 71, Block A-4, Abstract No. 291, in Hale County, Texas, adjoining and North of the David Paul Newton 3.25-acre tract recorded in Vol. 916, pg. 593, Hale County Official Public Records, described as follows:

BEGINNING at the intersection of the North line of said 3.25-acre tract and the West line of the Section 71, Block A-4, Hale County, Texas, said intersection being 322.61 feet North 0°03’30” West of the Southwest corner of said Section 71;

Schedule C-7

THENCE, North 89° 52’ 51” East, at 60 feet pass a 1/2 inch rod found in the East right of way line of Interstate Highway No. 27 (easement recorded in Vol. 141, pg. 141, Hale County Deed Records) for the Northwest corner of said 3.25 acre tract, at 483.35 feet pass the Northeast corner of said 3.25 acre tract, in all 514.27 feet to the Northeast corner of a 0.11 acre tract;

THENCE, North 0° 03’ 30” West 214.18 feet to a set 1/2-inch rod for the Northeast corner of this tract;

THENCE, South 89° 52’ 51” West, at 454.27 feet pass a 1/2-inch rod set in the East right of way line of said Interstate Highway No. 27, in all 514.27 feet to a point in the West line of said Section 71; and

THENCE, South 0° 03’ 30” East 214.18 feet along the West line of said Section 71 to the POINT OF BEGINNING.

Property ID #: 208670

Tract 3:

156.81 acres in the Southwest Quarter of Section 71, Block A-4, Abstract No. 291, in Hale County, Texas, described as follows:

Commencing at the Southwest corner of Section 71, Block A-4, Hale County, Texas;

THENCE, North 89° 52’ 51” East along the South line of said Section 71, at 60 feet pass a 1 inch pipe found in the East right of way line of Interstate Highway No. 27 (easement recorded in Vol. 141, page 141, Hale County Deed Records) for the Southwest corner of a 3.25 acre tract (Vol. 916, pg. 593, Hale County Official Public Records), in all 514.27 feet to a 1/2-inch rod found for the Southeast corner of said 3.25 acre tract, the South corner of a proposed 0.11 acre (triangle) tract and the Point of Beginning of the herein described 156.81 acres;

THENCE, North 0° 03’ 30” West at 322.61 feet pass a 1/2 inch rod set for the Northeast corner of said 0.11 acre tract and the Southeast corner of a proposed 2.53 acre tract, in all 536.79 feet to a 1/2 inch rod set for the Northeast corner of said 2.53 acre tract;

THENCE, South 89° 52’ 51” West, at 454.27 feet pass a 1/2-inch rod set in the East right of way line of said highway, in all 514.27 feet to the Northwest corner of said 2.53-acre tract;

THENCE, North 0° 03’ 30” West 2144.79 feet along the West line of said Section 71 to the Northwest corner of the Southwest Quarter of said Section 71;

THENCE, North 89° 57’ 24” East along the North line of said Southwest Quarter, at 60 feet pass a 1/2 inch rod found for the Southwest corner of the Durham 158.99 acre tract recorded in Vol. 903, pg. 593, Hale County Official Public, out of the Northwest Quarter of said Section 71, in all 2653.45 feet to a 1/2 inch rod found for the Southeast corner of said 158.99 acre tract in the West line of the Santa Fe Railroad right of way described in Vol. 21, pg. 368, Hale County Deed Records;

THENCE, South 0° 00’ 17” West 2678.07 feet along said railroad right of way, parallel and 50 feet West of the centerline of main tracks, to a 1/2-inch rod found in the South line of said Section 71; and

THENCE, South 89° 52’ 51” West 2136.24 feet along the South line of said Section 71 to the point of beginning.

Property ID #: 20364

Schedule C-8

EASEMENT 3:

Fee Title Landowner: Vick, Hinton and Vick, Terrie

File No. 15000332338-187

EASEMENT created by Transmission Easement Agreement executed by Hinton Vick and Terri Vick, husband and wife, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated February 8, 2018, recorded March 6, 2016 as Document No. 2018-0000647, Official Public Records, Hale County, Texas as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, over and across the following described premises:

Parcel 1:

5.78 acres of land, more or less being a tract out of the Southeast part of the Southeast Quarter (SE1/4) of Section 1, Block D-8, Abstract No. 387, in Hale County, Texas, described as follows: Beginning at a 5/8 inch rod found in the East part of the intersection of County Roads “R” and No. 275 for the Southeast corner of Section 1, Block D-8, Hale County, Texas, from which a 1/2 inch rod found for the Northeast corner of said section bears North 0° 17’ 40” West 5266 feet and a 1 inch pipe found for the Northeast corner of the West 1/2 of Section 10, Block D-8 bears South 89° 58’ 20” West 2639.68 feet;

THENCE, South 89° 58’ 20” West 939.1 feet along the South line of said Section 1 to a set 1/2 inch rod;

THENCE, North 0°16’ West along terrace, at 20.2 feet pass a powerline, at 21.7 feet pass a set 3/8 inch tall rod, in all 180 feet to a set 1/2 inch rod;

THENCE, North 62° 04’ 21” East at 128.3 feet pass a point perpendicular and 6.3 feet Northwesterly of the Northwest corner of a barn, at 146.9 feet pass a point perpendicular to an irrigation sprinkler system, (from which the end of said system bears North 27° 05’ 04” West 1.4 feet, the outside wheel tract bears North 27° 05’ 04” West 26.9 feet and the center pivot bears North 27° 05’ 04” West 1258.9 feet), in all 209.46 feet to a set 1/2 inch rod;

THENCE, North 89° 58’ 20” East 753.44 feet to a 1/2 inch rod set in the East line of said Section 1;

THENCE, South 0°1 7’ 40” East 278 feet along the East line of said section to the point of beginning.

Parcel 2:

0.0004 acres of land, more or less, being a 19 square foot tract out of the Northwest part of the Southeast Quarter (SE1/4) of Section 1, Block D-8, Hale County, Texas, described as follows:

COMMENCING at a 5/8 inch rod found in the East part of the intersection of County Roads “R” and No. 275 for the Southeast corner of Section 1, Block D-8, Hale County, Texas, from which a 1/2 inch rod found for the Northeast corner of said section bears North 0° 17’ 40” West 5266 feet and a 1 inch pipe found for the Northeast corner of the West 1/2 of Section 10, Block D-8 bears South 89°58’20” West 2639.68 feet;

THENCE, North 41°34’57” West 3495.49 feet to the Southeast corner of concrete around a domestic well;

THENCE, West 5.5 feet to the Southwest corner of said concrete;

THENCE, North 3.5 feet to the Northwest corner of said concrete;

THENCE, East 5.5 feet to the Northeast corner of said concrete; and

THENCE, South 3.5 feet to the POINT OF BEGINNING.

Property ID #: 206915

Schedule C-9

EASEMENT 4:

Fee Title Landowner: Irish Family Limited Partnership

File No. 15000332338-083

EASEMENT created by the Memorandum of Agreement executed by Irish Family Limited Partnership, a Texas Limited Partnership, as landowner, to Hale Community Energy, LLC, a Texas limited liability company, as Grantee, dated April 14, 2015, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 14, 2015 as Document No. 2015-001275, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Assignments of Wind and Easement Lease Agreements dated January 27, 2017, recorded March 21, 2017, as Document No. 2017-000884, as amended by First Amendment to Wind and Easement Lease Agreement recorded June 12, 2018, as Document No. 2018-001741; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

8.953 acres (390,000 square feet), more or less, in the West half of Section No. 9, Block C2, Hale County, Texas, being a portion of the tract conveyed to Irish Family Limited Partnership in a special warranty deed recorded in Volume 883, page 380 of the Deed Records of Hale County, Texas, and being more particularly described as follows:

BEGINNING at a spindle found at the intersection of the south right-of-way line of Farm-to-Market road (F.M.) No. 54 (100’ right-of-way width) and the West right-of-way line of the Pecos and Northern Texas Railroad (100’ right-of-way), being the east line of the said Irish Family partnership tract;

THENCE, South 01° 49’ 27” west, with the West right-of-way line of the said Pecos and Northern Texas Railroad, same being the east line of the said Irish Family Limited Partnership tract, a distance of 2600.00 feet to a calculated point for the Southeast corner of the herein described tract of land, from which a nail found in the East right-of-way line of Interstate Highway (I.H.) No. 27, at a common corner of the said Irish Family Limited Partnership tract and a tract of land conveyed to Sidney and Hilda N. Chance, recorded in document no. 2017- 2158 of the Official Public Records of Hale County, Texas bears South 01° 49’ 27” West, a distance of 2579.65 feet and north 88° 06’ 37” West a distance of 2570.18 feet;

THENCE, over and across the said Irish Family Limited Partnership tract, the following two courses and distances:

1.	North 88° 10’ 33” west, a distance of 150.00 feet to a calculated point for the southwest corner of the herein described tract of land;

2.

North 01° 49’ 27” east, a distance of 2600.05 feet to a calculated point in the south right-of-way line of F.M. 54, same being the north line of the said Irish Family Limited Partnership tract for the northwest corner of the herein described tract of land;

THENCE, South 88° 09’ 17” East, with the south right-of-way line of F.M. 54, being the North line of the said Irish Family Limited Partnership tract, a distance of 150.00 feet to the POINT OF BEGINNING and containing 8.953 acres of land, more or less.

Property ID #: 24350

[The remainder of this page intentionally left blank]

Schedule C-10

SCHEDULE D

GOODS, EQUIPMENT, FIXTURES AND IMPROVEMENTS

The property referred to in Granting Clause Second of the Indenture includes, without limitation, the Company’s right, title and interest in and to goods, equipment, goods which are or are to become fixtures, fixtures, and improvements acquired by the Company and described in the following leases and easements to the Company and referenced documents, together with all property related, used or appurtenant thereto of the kind and nature described in Granting Clause First (other than Excepted Property) (“Goods, Equipment, Fixtures and Improvements”), provided that the Lien shall not extend to or encumber the fee owner’s interest in any land or interest in land in which the Company holds only a leasehold or only an easement interest.

The following properties are in the State of Texas:

HALE WIND FARM LEASES AND EASEMENTS

LEASE 1:

Fee Title Landowner (Landlord): Ricky Lynn Adams and Darrell Gene Adams

File No. 15000332338-001

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Lahonda Goldston Adams, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated December 23, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000565, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated September 15, 2017, recorded October 5, 2017 as Document No. 2017-003114, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

198.52 acres of land more or less, consisting of Tracts 1 A, 1 B and 2 described as follows:

Tract 1 A:

A 1.555-acre tract of land out of Section 8, Block C-L, Cert. No. 948, E. L. & R. R. Ry. Co. Survey, Hale County, Texas, on property occupied on the ground by J. D. Adams, recorded in Vol. 510, page 303, Deed Records of Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a point in North-South road for the Northeast corner of this tract at a distance of 5664.75 feet that of and 2649 feet N. 0° 35’ WW of a 1 1⁄4” iron pipe found at the centerline of the intersection of North-South Road and road to the East, called to be the Southwest corner of said Section 8 in the Boundary Line Agreement recorded in Vol. 171, page 454, Deed Records of Hale County, Texas;

THENCE, West a distance of 1505 feet to a point for the Northwest corner of this tract;

Schedule D-1

THENCE, S. 0° 35’ E. a distance of 45 feet to a point for the Southwest corner of this tract;

THENCE, East a distance of 1505 feet to a point in North-South road for the Southeast corner of this tract; and

THENCE, N. 0° 35’ W. along the North-South road a distance of 45 feet to the PLACE OF BEGINNING.

Tract 1 B:

A 40 acre tract of land out of Section 8, Block C-L, Cert. No. 948, E. L. & R. R. Ry. Co. Survey, Hale County, Texas, on property occupied on the ground by J. D. Adams, recorded in Vol. 510, page 303, Deed Records of Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a point in road on the South line of said Section 8 for the Southwest corner of this tract, from whence a 1 1⁄4” iron pipe found at the centerline of the intersection of North-South road and road to the East called to be the Southwest corner of said Section 8 in the Boundary Line Agreement recorded in Vol. 171, page 454, Deed Records of Hale County, Texas, bears West a distance of 4427.15 feet;

THENCE, East along said road a distance of 1237.06 feet to a 1 1⁄4 “1⁄4” iron pipe found at the centerline of intersection of East-West road and a road to the north for the Southeast corner of this tract;

THENCE, N. 0° 35’ W. along said road to the North a distance of 1345 feet to a point for the Northeast corner of this tract;

THENCE, West a distance of 1354 feet to a point for the Northwest corner of this tract; and

THENCE, S. 5° 32’ 52” E. a distance of 1351.26 feet to the PLACE OF BEGINNING.

Tract 2:

156.97 acres of land, more or less, being the Southwest Quarter of Section 23, Block C-L, Abstract 427, Hale County, Texas.

Property ID #: 25783

LEASE 2:

Fee Title Landowner (Landlord): Addison, Gladys; Schoppa, Kenneth Wayne; Parks, Beatrice Loretta; Brown, Roxie Ann

File No. 15000332338-002

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Gladys Addison, Kenneth Schoppa, Loretta Parks, Roxie Brown Sammons, as landowner, to Lakeview Wind Farms, LLC., a Texas Limited Liability Company, as Grantee, dated February 16, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 in Document No. 2010-001133, Official Public Records, Hale County, Texas; as corrected by Correction Memorandum Wind and Easement Lease Agreement recorded November 9, 2010 in Document No. 2010-004105, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, Document No. 2015-002508, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreement dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended in Memorandum of Amendment to Wind and Easement Lease

Schedule D-2

Agreement dated effective February 15, 2017, recorded January 24, 2018 as Document No. 2018-000231, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres of land, more or less, being Southwest Quarter (SW1⁄4) Section 46, Block A-4, AB 2240, in Hale County, Texas.

Property ID #: 8600571

LEASE 3:

Fee Title Landowner (Landlord): Alexander, Cynthia K., Trustee of the Juanita E. Phillips Trust – 1⁄2 interest; and Alexander, Cynthia K., Trustee of the Carl Phillips Trust – 1⁄2 interest

File No. 15000332338-003

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Carl Phillips Trust and Juanita E. Phillips Trust, as landowner, to Lakeview Wind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated April 14, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001582, Official Public Records, Hale County, Texas, as assigned by Assignment of Wind and Easement Lease Agreements by Lakeview Wind Farms, LLC, a Texas Limited Liability Company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002508, Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective April 13, 2017, recorded August 18, 2017 as Document No. 2017-002586, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

598.94 acres, more or less, consisting of Tracts 1, 2 and 3 described as follows:

Tract 1:

153.44 acres of land, more or less, being all of the Northeast Quarter (NE 1⁄4) of Section 69, Block A-4, AB 292, T. T. & RR Ry. Co., Hale County, Texas,

Save and except that portion of the premises sold and conveyed to The Pecos & Northern Texas Railway Company by deed dated April 13, 1909, recorded in Book 22, page 577, Deed Records, Hale County, Texas.

Tract 2:

150.49 acres, more or less, being all of the Southeast Quarter (SE 1⁄4) of Section 69, Block A-4, AB 292, Hale County, Texas,

Save and except 9.51 acres conveyed to the Pecos and Northern Texas Railroad Company for railway purposes.

Schedule D-3

Tract 3:

288.262 acres of land, more or less, out of the West Half (W1⁄2) of Section 69, Block A-4, Certificate. No. 725, T. T. Ry Co., AB 292, Hale County, Texas, being described by metes and bounds as follows:

BEGINNING at a 3⁄8“ iron rod set in the South line of Section 69, Block A-4, 150.0 feet West of the centerline of    the A.T.& S. F. R.R., from whence a 5⁄8“ iron rod found for the Southeast corner of said Section 69, Block A-4 bears East, 2754. 8 feet;

THENCE, West, 2395.28 feet along the South line of Section 69 in a public road to a 3⁄8“ iron rod set in the East R.O.W. line of Interstate Highway 27;

THENCE, North 0° 02’ 43” West, 29.4 feet to a 3⁄8“ iron rod set for a corner;

THENCE, North 24° 14’ 54” West, 219.53 feet to a 3⁄8“ iron rod set for a corner;

THENCE, North 0° 02’ 43” West, 204.0 feet to a 3⁄8“ iron rod set for a corner;

THENCE, North 5° 45’ 20” West, 100.51 feet to a 3⁄8“ iron rod set for a corner;

THENCE, North 0° 02’ 43” West, 1029.55 feet to a 3⁄8“ iron rod set for a corner;

THENCE, North 0° 14’ 16”    East, 380.19 feet to a 3⁄8“ iron rod set in the East R.O.W. line of Interstate Highway 27, for the Southwest corner of    a 12.0-acre tract of land for a corner of this tract;

THENCE, South 89° 45’ 45” East, 759.4 feet to a 3⁄8“ iron rod set for a corner;

THENCE, North 0° 14’ 16” East, 688.2 feet to a point in a wood fence post, for a corner;

THENCE, North 89° 45’ 45” West, 429.4 feet to a 3⁄8“ iron rod set under an East-West fence for a corner; THENCE, North 0° 14’ 16” East, 11.5 feet to a 3⁄8“ iron rod set for a corner;

THENCE, North 89° 45’ 45” West, 10.0 feet to a 3⁄8“ iron rod set for a corner;

THENCE, South 0° 14’ 16” West, 11.5 feet to a 3⁄8“ iron rod set under an East-West fence, for a corner;

THENCE, North 89° 45’ 45” West, 320.0 feet to a 3⁄8“ iron rod set in the East R.O.W. line of    Interstate Highway 27, for the West-Northwest corner of said 12.0-acre tract;

THENCE, North 0° 14’ 16” East, 906.18 feet to a 3⁄8“ iron rod set for a corner;

THENCE, North 5° 56’ 54” East, 100.5 feet to a 3⁄8“ rod set for a corner;

THENCE, North 0° 14’ 16” East, 1390.39 feet to a 3⁄8“ iron rod set for a corner;

THENCE, North 45° 16’ 45” East, 70.96 feet to a 3⁄8“ iron rod set for a corner;

THENCE, South 89° 47’ 00” East, 1367.0 feet to a 3⁄8“ iron rod set for a corner;

THENCE, North 0° 20’ 31” East, 175.0 feet to a point;

THENCE, North 89° 47’ 00” West, 1327.58 feet to a point in the East R.O.W. line of Interstate Highway 27;

Schedule D-4

THENCE, North 0°20’ 31” East, 24.49 feet to a point for the Northwest corner of this tract;

THENCE, South 89° 47’ 00” East at 1327.58 feet pass a railroad spike in the North line of Section 69, Block A-4, continuing for a total distance of    2481.13 feet to a 3⁄8“ iron red set in the North line of Section 69, Block A-4, and the West R.O.W. line of the A.T. & S.F. R.R. for the Northeast corner of this tract;

THENCE, South, 2628.54 feet along the West R.O.W. line of said railroad to a 3⁄8“ iron rod set for a corner;

THENCE, West, 50.0 feet to a 3⁄8“ iron red set for a corner;

THENCE, South, 139.35 feet to a 3⁄8“ iron red set for a corner;

THENCE, West, 50.0 feet to a 3⁄8“ iron rod set for a corner;

THENCE, South, 784.3 feet to a 3⁄8“ iron rod set for a corner;

THENCE, West, 50.0 feet to a 3⁄8“ iron rod set for a corner;

THENCE, South 800.0 feet to a 3⁄8“ iron rod set for a corner;

THENCE, East, 50.0 feet to a 3⁄8“ iron rod    set for a corner; and

THENCE, South, 915.7 feet to the PLACE OF BEGINNING.

Save and except a 12.00-acre tract out of the Southwest Quarter (SW1⁄4) of Section 69, Block A-4 Hale County, Texas, described as follows:

BEGINNING at a stake in the East Right-of-way line of U.S. Highway No. 87, said stake being 1942.5 feet North and 60.0 feet East of the Southwest corner of Section 69, Block A-4, Hale County, Texas;

THENCE, North along said East Right-of-way, 688.2 feet to a stake;

THENCE, N. 89° 57’ E. along fence line 320.0 feet to a stake;

THENCE, N. 0° 03’ W. 11.5 feet, passing 3.0 feet West of well house, to a stake;

THENCE, N. 89° 57’ E. passing 3.0 feet North of well house, 10.0 feet to a stake;

THENCE, S. 0° 03’ E. passing 3.0 feet East of well house, 11.5 feet to a stake in fence line;

THENCE, N. 89° 57’ E. 429.4 feet along fence line to stake;

THENCE, South 688.2 feet to a stake; and

THENCE, S. 89° 57’ W. 759.4 feet to the PLACE OF BEGINNING.

Property ID #: 19735, 8601040, 21173, and 8601080

Schedule D-5

LEASE 4:

Fee Title Landowner (Landlord): Amonett, Sharon Diane

File No. 15000332338-004

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Carl Owen Amonett, as landowner, to Lakeview Wind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated March 19, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001148, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreement dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective March 18, 2017, recorded August 18, 2017 as Document No. 2017-002584, Official Public Records, Hale County, Texas; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being the South Half (S 1⁄2) of Section 57, Block A-4, AB 1, Hale County, Texas.

Property ID #: 21087; 22000

LEASE 5:

Fee Title Landowner (Landlord): Andrews, Cathy Elizabeth

File No. 15000332338-005

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by W.C. Bryant, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated December 4, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000569, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective December 13, 2016, recorded August 16, 2017 as Document No. 2017-002544, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres of land, more or less, being all of the Northwest Quarter (NW 1⁄4) of Survey 7, Block C-L, AB 419, Hale County, Texas.

LEASE 7 Intentionally Deleted

Schedule D-6

LEASE 8:

Fee Title Landowner (Landlord): Berry, Sidney; Berry, Janis M.; Berry, Shane; Berry, Alan and Berry, Aron

File No. 15000332338-008

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Sidney Berry, Alan Berry, Aron Berry, Janis Berry, Shane Berry, as landowner, to Lakeview Wind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated February 16, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001139, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016 as Document No. 2016000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective February 15, 2017, recorded September 15, 2017 as Document No. 2017-002928; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

480 acres, more or less, being the West Half (W1⁄2) and the Northeast Quarter (NE1⁄4) of Section 51, Block A-4, Certificate 272, Abstract Numbers 215 and 216, in Hale County, Texas.

Property ID #: 23896

LEASE 9:

Fee Title Landowner (Landlord): Birkenfeld, Sherrie L.

File No. 15000332338-009

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Sherrie L. Birkenfeld, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated July 20, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded August 11, 2010 as Document No. 2010-002993; Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504; Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective July 19, 2017, recorded October 5, 2017 as Document No. 2017-003109; Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale

Schedule D-7

Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

The East 280 acres of the North 440 acres of Section 18, Block R, Abstract No. 1615, in Hale County, Texas, Except a 22.151-acre tract out of the Southeast part of said East 280 acres of the North 440 acres, being described as follows:

BEGINNING at a 1-inch rod found in the East line and 1651.9 feet North of a spike found for the Southeast corner or Section 18, Block R, Hale County, Texas, said rod being the Southeast corner of the East 280 acres of the North 440 acres of said section;

THENCE, West 1681.55 feet along the South line of the North 440 acres of said section and partially along old fence line to a 1/2-inch steel rod;

THENCE, North, at 227 feet pass 4 feet West of the Northwest corner of a well house, in all 571.64 feet to a 1/2-inch rod;

THENCE, North 89° 51’ 05” East 1681.56 feet, passing 1 foot North of the most Westerly power pole and passing on the North side of the most Easterly power pole, to a 1/2-inch steel rod set in the East line of said section; and

THENCE, South 576 feet along the East line of said section to the POINT OF BEGINNING.

Property ID #: 26976

LEASE 10:

Fee Title Landowner (Landlord): Bloomfield, Janette O. f/k/a Thompson, Janette

File No. 15000332338-010

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Janette T. Bloomfield, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated April 7, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001577; Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016, as Document No. 2016000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective April 6, 2017, recorded October 5, 2017 as Document No. 2017-003100; Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being the West Half (W 1⁄2) of Section 15, Block D-8, AB 406, E. L. & R. R. Ry. Co. Survey, Hale County, Texas.

Property ID #: 16536

Schedule D-8

LEASE 11:

Fee Title Landowner (Landlord): (Bradshaw) The Trustee of the Terry Bradshaw Family Trust; Bradshaw, Wesley T. and Bradshaw, Bart W.

File No. 15000332338-011

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Jo Ann Bradshaw, Trustee of the Terry Bradshaw Family Trust Wesley T. Bradshaw and Donna Jean Bradshaw, husband and wife; ant Bart W. Bradshaw, a single man, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated December 9, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 16, 2017 as Document No. 2017-000830; Official Public Records, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement dated effective August 14, 2017, recorded September 15, 2017 as Document No. 2017-002913; Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, the following described premises:

160 acres of land, more or less, being the Northeast Quarter (NE/14) of Section 17, Block K, Abstract 1053, in Hale County, Texas.

Property ID #: 16385

LEASE 12:

Fee Title Landowner (Landlord): Brenneman, Betty Sue – 1⁄2 interest and Johnson, Mary Ann – 1⁄2 interest

File No. 15000332338-012

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Betty Sue Brenneman and Mary Ann Johnson, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated March 31, 2010, recorded April 1, 2010 as Document No. 2010-001155, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in Assignment of Wind and Easement Lease Agreements dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by the Second Amendment to Wind and Easement Lease Agreement dated effective March 30, 2017, recorded September 15, 2017 as Document No. 2017-002932, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being the West Half (W 1⁄2) of Section 7, AB 402, Certificate 1475, Block D-8, Hale County, Texas.

Property Tax ID #: 15926

LEASE 13 Intentionally Deleted.

Schedule D-9

LEASE 14:

Fee Title Landowner (Landlord): Brightbill, Darryl Gene and Brightbill, Patricia Ann – 1⁄2 interest; Voss, Lanny – 1⁄2 interest

File No. 15000332338-014

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Darryl Gene Brightbill and Patricia Ann Brightbill, husband and wife, and Lanny Voss, a single man, as landowner, to Hale Wind Energy, LLC., a Delaware limited liability company as Grantee, dated December 9, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 16, 2016 as Document No. 2017-000829, Official Public Records, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement, recorded July 21, 2017 as Document No. 2017-002295, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

The 377.99 acres out of the West part of Section 50, Block R, Abstract No. 2428, in Hale County, Texas, described as follows:

BEGINNING at a 1/2 inch pipe found in the South line of Section 50, Block R, Hale County, Texas for the Southwest corner of the L. K. Gregory 218.73 acre tract as recorded in Vol. 166 at Page 179, Hale County Deed Records, and the Southeast corner of the R.A. Gregory 218.73 acre tract as recorded in Vol. 166 at Page 183, Hale County Deed Records, said pipe being 772.3 varas West of the East line of S.F. 11935 as recorded in Book 3 at Page 591 of the Patent Records of Hale County, Texas, and calculated to be approximately 694.2 varas West of the East line of said Section 50 and the West line of said S.F. 11935;

THENCE, South 89° 57’ 50” West (called South 89° 54’ West) along the South line of said section, at 235.3 varas pass the common South corner of said R.A. Gregory 218.73 acre tract and the Southeast corner of a 159.16 acre tract as recorded in Vol. 166 at Page 180 HALE COUNTY DEED RECORDS, in all 3118.9 feet (1122.8 varas) to a 1/2 inch steel rod set in the center of roads North-South and East for the Southwest corner of said 159.16 acre tract, from which the West line of said section is calculated to be approximately 83.8 varas West;

THENCE, North 0° 16’ 55” East along center of road, at 2809.6 feet, pass 0.76 feet West of a 3/4 inch pipe found for the Northwest corner of said 159.16 acre tract, in all 5280.6 feet (1901 varas) to a 1/2 inch steel rod set for the Northwest corner of said R.A. Gregory 218.73 acre tract, from which a 3/4 inch pipe found in middle of roads to the North and East-West bears West 145.3 varas (403.6 feet) and the West line of said section is calculated to be approximately 84.4 varas West;

THENCE, East 3118.5 feet (called 1122.8 varas) along the North line of said section to a 1/2-inch pipe found for the Northeast corner of said R.A. Gregory 218.73-acre tract and the Northwest corner of said L. K. Gregory 218.73-acre tract; and

THENCE, South 0°16’40” West 5278.6 feet (called 1898.9 varas) along the common line of said 218.73-acre tracts to the POINT OF BEGINNING.

Property ID #: 49720

LEASE 15:

Fee Title Landowner (Landlord): (formerly Bryant) Cathy Elizabeth Andrews

File No. 15000332338-015

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by W.C. Bryant & Imogene Bryant, as landowner, to Lakeview Wind Farms, LLC, as Grantee, dated December 14, 2009, as

Schedule D-10

evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000567, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement, recorded October 9, 2017 as Document No. 2017-003144, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

320 acres of land, more or less, being the North Half (N1/2) of Section 61, Block A-4, Abstract 199, E. L. R. R. R. R. Co. Original Grantee, Certificate No. 934, Joseph Rinear Patentee, Patent No. 570, Vol. 45, dated August 6, 1879, Hale County, Texas.

Property Tax ID #: 23045

Tract 2:

A tract of 27 acres, more or less, out of the Southeast corner of the Southeast Quarter (SE 1/4) of Section 73, Block A-4, Abstract 290, Tyler, Tapp, RR. Co., Original Grantee, Certificate No. 727, B. Frank Ellingham Patentee, Patent No 7, Vol. 59, dated October 8, 1880, Hale County, Texas and described by metes and bounds as follows:

BEGINNING at a stake and pits, located at Southeast corner of Section 73, Block 4A, Hale County, Texas, same being 3801.6 varas East and 22,807.6 varas South of the Southwest corner of Section 2, otherwise known as Bottle-Corner, for the Southeast corner of this tract;

THENCE, North with East line of Section 73, Block A-4, and West line of Section 20, Block D-8, 635.7 varas to a point in the East line of Section 73, Block A-4, and the West line of Section 20, Block D-8, for the Northeast corner of this tract;

THENCE, West with the South line of the 80 acre tract, made and awarded to Frank Kate and John T. Allingham, 239.6 varas, to a point for the Northwest corner of this tract;

THENCE, South 635.7 varas to the South line of Section 73, Block A-4 and the North line of Section 12, Block C-2, for the Southwest corner of this tract; and

THENCE, East with South boundary line of Section No. 73, Block A-4, 239.6 and the North line of Section 12 varas to the PLACE OF BEGINNING.

Property Tax ID #: 10763

Schedule D-11

LEASE 16:

Fee Title Landowner (Landlord): Byrd, Chad and Byrd, Kerry

File No. 15000332338-016

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Chad Byrd and Kerry Byrd, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated January 8, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000570; Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, and further assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in Assignment of Wind and Easement Lease Agreement dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective January 7, 2017, recorded September 15, 2017 as Document No. 2017-002939, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

156.97 acres, more or less, being all of the Southwest Quarter (SW1⁄4) of Section No. 22, E. L. & R.R. Ry. Co., Block C-L, W. H. Ragland, original Grantee, Certificate No. 1184, Abstract No. 2457, Patent No. 384, Bol. 29A, dated May 14, 1926, Hale County, Texas.

Property ID #: 13091

LEASE 17:

Fee Title Landowner (Landlord): Byrd, Jim and Hegi, Sandra, as their separate property and estate

File No. 15000332338-017

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Jim Byrd and Billie Byrd, husband and wife, and Sandra Hegi, a single woman, as landowner, to Hale Wind Energy, LLC, a Delaware Limited Liability Company, as Grantee, dated March 23, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 22, 2016 as Document No. 2016-001332; Official Public Records, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement dated effective June 22, 2017, recorded July 14, 2017 as Document No. 2017-002205, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, the following described premises:

Being 140 acres of land, more or less, and being all of the East 140 acres of the Northwest Quarter (NW 1⁄4) of Section 17, Block K, Hale County, Texas.

Property ID #: 28576

LEASE 18:

Fee Title Landowner (Landlord): Byrd, Jim and Byrd, Billie (Parcel 1); Byrd, Jimmy aka Bryd, James Thomas and Bryd, Billie aka Byrd, Billie (Parcels 2 and 3); Byrd, James T. aka Byrd, Jimmy (Parcels 4 and 5); and Bryd, James Thomas aka Byrd, Jim and Byrd, Billie (Parcel 6)

File No. 15000332338-018

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Jim Byrd aka Jimmy Byrd, James Thomas Byrd and James T. Byrd, and Billie Byrd aka Billie R. Byrd, as landowner, to

Schedule D-12

Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated July 15, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded October 17, 2016 as Document No. 2016-003381, Official Public Records, Hale County, Texas,, as amended by the First Amendment to Wind and Easement Lease Agreement dated effective June 22, 2017, recorded July 14, 2017 as Document No. 2017-002211, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Only those portions of the following Parcels located in Hale County, Texas:

Tract 1:

The North One-Half (N1/2) of Survey 18, Block K, Abstract Nos. 2216 and 2304, the Northeast Quarter (NE 1/4) patented to Rufus E. Echols, dated April 11,1928, Patent No. 9, Vol. 39A, recorded in Vol. 3, Page 497, Patent Records of Floyd County, Texas, and the Northwest Quarter (NW1/4) patented to E. M. Carmickle, dated August 21, 1940, Patent No. 453, Vol. 77A, recorded in Vol. 4, Page 152, Patent Records of Floyd County, Texas, situated in Floyd and Hale Counties.

Property ID #: 17857 (NW4 Hale Co.)

Tract 2:

All of the Southeast Quarter of Section No. 17, Block K, T. T. Ry. Company Survey, Abstract 1053, Certificate 708, Patent 587, Volume 35, dated February 2, 1880, Hale County, Texas;

Save and except the .34 acres out of the Southwest part of this tract, which was conveyed to Floyd County Rural Electric Cooperative, Inc. by T. B. Rambo et ux Woodie Irma Rambo by deed dated March 16, 1939, recorded in Book 132, Page 314, Deed Records, Hale County, Texas; and

Save and except the 0.815-acre tract out of the Southwest part of this tract, which was conveyed to Lighthouse Electric Cooperative, Inc. by Woodie Irma Rambo by deed dated April 4, 1979, recorded in Book 646, Page 21, Deed Records, Hale County, Texas.

Property ID #: 20170

Tract 3:

The A. S. J. Martin Pre-Emption Survey situated in Hale and Floyd Counties, Texas described as follows: 160 acres of land situated on the waters of Catfish Draw, about 15 miles South 61° West from Floydada, described by metes and bounds as follows:

BEGINNING at a stone in mound and 4 pits set for the Southwest corner of Survey No. 18, TT RR Co., Certificate 708, Block “K” for the Northwest corner of this survey;

THENCE, South 950 varas to a stone in mound and 4 pits for the Southwest corner of this survey,

THENCE, East 950 varas to a stone in mound and 4 pits for the Southeast corner of this survey;

THENCE, North 950 varas to a stone in mound and 4 pits for the Northeast corner of this survey;

THENCE, West 950 varas with the South line of said Survey No. 18, Block “K” to the PLACE OF BEGINNING and

Schedule D-13

being the 160 acres of land patented to Wm. H. Martin, Assignee of A. S. J. Martin by Patent No. 595, Volume 28, dated July 9, 1896 and filed for record in the Patent Records, Vol. 1, Page 155, in the office of the County Clerk of Floyd County, Texas, containing 160 acres of land, more or less, being situated in Hale and Floyd Counties, Texas.

Property ID #: 17262 (39 acres Hale Co.)

Tract 4:

The West One-Half (W1/2) of Albert Martin Pre-emption Survey, Hale County, Texas.

Property ID #: 21446

Tract 5:

All of the H. A. White Pre-Emption Survey, Patent No. 282, Vol. 32 situated in Hale County, Texas, containing 143.6 acres of land,

Save and except the 4.8 acres, more or less, conveyed by J. D. Harvey, et ux to Hale County, Texas by deed dated April 25, 1941, recorded in Book 140, Page 233, Deed Records, Hale County, Texas and being all of the Pre-emption Survey located and situated North of the newly located Highway No. 278, and being a triangular tract out of the Northwest corner of said H. A. White Pre-emption Survey,

Save and except the 6.914 acres, more or less, conveyed by J. D. Harvey, et ux to the State of Texas by deed dated April 25, 1941, recorded in Book 140, Page 235, Deed Records, Hale County, Texas, described as follows:

Parcel A:

BEGINNING at a point in the West line of said H. A. White Pre-emption Survey, said point being 341.5 feet South of the Northwest corner of tract, and 60.0 feet Northwest of and at right angle to centerline Stat. 797-/90.8 of Proposed State Highway No. 278;

THENCE, North 73°48’ East a distance of 697.1 feet to a point 60.0 feet Northwest of and at right angle to the P.C. of a curve to the right;

THENCE, Northeasterly, along the arc of a curve having a radius of 5789.65 feet, a distance of 912.3 feet to a point in the North line of tract;

THENCE, North 89° 34’ East a distance of 992.9 feet to the Northeast corner of tract, said corner being 20.0 feet North of and at right angle to center Sta. 823-/78 of proposed State Highway No. 278;

THENCE, South 0° 26’ East along the East line of tract, a distance of 80.0 feet to a point;

THENCE, South 89° 34’ West a distance of 313.5 feet to a point 60.0 feet South of and at right angle to the P.T. of a curve;

THENCE, Southwesterly, along the arc of a curve having a radius of 5669.65 feet, a distance of 1560.2 feet to a point 60.0 feet Southeast of and at right angle to the P.C. of a curve;

THENCE, South 73° 48’ West, a distance of 731.9 feet to a point in the West line of tract; and

THENCE, North a distance of 125.0 feet to the POINT OF BEGINNING and containing 6.474 acres, more or less, of which 1.055 acres, more or less, are included within the ROW limits of the existing county road;

Schedule D-14

Parcel B:

Being a triangular tract of land Southeast of and adjacent to the above described Parcel A, and being more particularly described as follows:

BEGINNING at a point in the Southeast line of Parcel A, said point being at right angle to said centerline of Proposed State Highway No. 278 at Stat. 797/86.6;

THENCE, South along the East ROW line of a county road, a distance of 100.00 feet to a point;

THENCE, North 50° 57’ East a distance of 247.3 feet to a point; and

THENCE, South 73° 48’ West a distance of 200.0 feet to the point of beginning, and containing 0.220 acres, more or less.

Parcel C:

Being a triangular tract of land Northwest and adjacent to the above described Parcel A, and being more particularly described as follows:

BEGINNING at a point in the Northwest line of Parcel A, said point being at right angle to centerline of proposed State Highway No. 278 at Sta. 798/21.4;

THENCE, North along the East ROW line of a county road, a distance of 100.0 feet to a point;

THENCE, South 77° 02’ East a distance of 197.0 feet to a point; and

THENCE, South 73° 48’ West a distance of 200.0 feet to the POINT OF BEGINNING, and containing 0.220 acres more or less.

Save and except a 5.6 acre tract out of the Southwest part of the above described H. A. White Pre-Emption Survey described by metes and bounds as follows:

BEGINNING at 5/8 inch steel rod in center of road and 2130.6 feet West of the Southeast corner of the H. A. White Homestead Survey, Hale County, Texas;

THENCE, West 469.4 feet to a 5/8 inch steel rod;

THENCE, North 1° 18’ East 526.6 feet along old fence line to a 5/8 inch steel rod;

THENCE, East 457.4 feet to a 5/8 inch steel rod; and

THENCE, South 526.5 feet to the PLACE OF BEGINNING and containing 5.6 acres, more or less.

Property ID #: 27582

Tract 6:

All of the Southwest Quarter (SW1/4) and the West 40 acres of the Southeast Quarter (SE1/4) of Survey 18, in Bock K, T. T. Ry. Co., Abstract No. 1602, D. C. Allmon, Original Grantee, Certificate No. 708, J. L. Germany, Patentee, Patent No. 25, Vol. 16A, dated December 7, 1922, and patented to A. B. Muncey, dated August 25, 1919, Patent No. 443, Vol. 3A, recorded in Vol. 3, Page 54, Patent Records of Floyd County, Texas, and patented to A. B. Muncey dated October 18, 1950, Patent No. 130, Vol. 16B, recorded in Vol. 4, Page 295, Patent Records of Floyd County, Texas, situated in Hale and Floyd Counties, Texas;

Schedule D-15

Save and except

(1)

A 3.29 acre tract of land as described in and conveyed by a Warranty Deed dated August 19, 1991, from Tommy A. Byrd and Lois Evelyn Byrd, as Grantor, to James Thomas Byrd, as Grantee, recorded in Volume 805, Page 589 Official Public Records of Hale County, Texas, and Volume 253, Page 479, Deed Records, Floyd County, Texas, described by metes and bounds as follows:

BEGINNING at a corner post in the West line of Survey 18, Block K, Hale and Floyd Counties, Texas and the North right of way line of State Highway No. 54, said post being 40 feet North 0° 34’ West of the Southwest corner of said survey;

THENCE, East 631.5 feet along the North right of way line of said highway to a 1/2 inch steel rod set for the Southeast corner of a 0.73 acre tract;

THENCE, North along the West line of said 0.73 acre tract, at 176 feet pass the Northwest corner of said tract in all 226.84 feet to a set 1/2 inch steel rod;

THENCE, West 633.74 feet to a 1/2 inch steel rod set in the West line of said survey, said rod being 15 feet North and 4 feet West of the Northwest corner of a barn; and

THENCE, South 0° 34’ East 226.85 feet along the West line of said survey to the POINT OF BEGINNING, and

(2)

A 0.73-acre tract of land as described in and conveyed by a Warranty Deed dated May 22, 2003, from Tommy Byrd, as Grantor, to Jim Byrd, as Grantee, recorded in Volume 997, Page 2242, Official Public Records of Hale County, Texas.

Property ID #: 75941 (SW4 Hale Co.)

LEASE 19:

Fee Title Landowner (Landlord): Carpenter, Robert Dale

File No. 15000332338-019

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Robert Dale Carpenter, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated January 11, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000589, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Official Public Records, Hale County, Texas, as assigned by that certain Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, Assignee, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective May 30, 2017, recorded July 21, 2017 as Document No. 2017-002289, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

76.33 acres of land, more or less, being parcel 1 of the South Half of the South Half (S 1⁄2 S 1⁄2) of Section 10, Block CL, AB 1515 and being parcel 1 of the West Half (W 1⁄2) of Section 20, Block CL, AB 1466, Hale County, Texas.

Property ID #: 10334

Property ID #: 15933

Schedule D-16

LEASE 20:

Fee Title Landowner (Landlord): Case, Dylan

File No. 15000332338-020

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Randy Case, as landowner, to Hale County Wind Farm, LLC, as Grantee, dated July 20, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded August 11, 2010 as Document No. 2010-002994, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective October 30, 2017, recorded November 16, 2017 as Document No. 2017-003538, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Parcel 1:

80 acres of land, more or less, being the South Half of the Northeast Quarter (S1⁄2 NE1⁄4) of Section No. 32, Block R, Hale County, Texas.

Property ID #: 21205

Parcel 2:

A 74.78 acre tract out of the North Half of the Northeast Quarter (N1⁄2 NE1⁄4) of Survey No. 32, Block R, Abstract No. 1506, Edward H. Hamilton, Original Grantee, Certificate No. 913, W. H. Burton, Patentee, Patent No. 300, Vol. 55, dated April 23, 1918, Hale County, Texas, and being described by metes and bounds as follows:

BEGINNING at a 5/8 inch steel rod found in the centerline of F.M. Highway No. 784 for the Northeast corner of Section 32, Block R, Hale County, Texas, as held on the ground;

THENCE, South 0° 11’ 01 1323.16 feet along the East line of Section 32, as held on the ground, to a 5/8 inch steel rod found for the Southeast corner of the North Half of the Northeast Quarter (N1⁄2 NE1⁄4) of said section;

THENCE, North 89° 59’ 25” West 2660.52 feet along the South line of the North Half of the Northeast Quarter (N1⁄2 NE1⁄4) of said section to 1/2 inch rod set on the West side of a fence post for the Southwest corner of the North Half of the Northeast Quarter of said section;

Schedule D-17

THENCE, North 0° 07’ 55” West 802.51 feet along the West line of the North Half of the Northeast Quarter (N1⁄2 NE1⁄4) of said section to a 1/2 inch steel rod;

THENCE, East 502.42 feet to a 1/2 inch steel rod;

THENCE, North 0° 07’ 55” West 520.2 feet to a spike set in the North line of said section and centerline of said highway; and

THENCE, East 2156.9 feet along the North line of said section to the POINT OF BEGINNING.

Property ID #: 75406

LEASE 21:

Fee Title Landowner (Landlord): Case, Rickey Ray and Buchanan, Deborah D.

File No. 15000332338-021

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Claudie R. Case, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated May 18, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 1, 2010 as Document No. 2010-002443, Official Public Records, Hale County, Texas, Assignment to Hale Community Energy, LLC, a Texas limited liability company, recorded July 24, 2015 as Document No. 2015-002504, Official Public Records, Hale County, Texas, as assigned by that certain Assignment to Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that certain Second Amendment to Wind and Easement Lease Agreement dated effective May 17, 2017, recorded December 8, 2017 as Document No. 2017-003752, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

80 acres of land, more or less, being the South Half of the Northwest Quarter (S1/2 NW1/4) of Section 32, Block R, Abstract No. 1506, Hale County, Texas.

Property ID #: 13813

Tract 2:

80 acres of land, more or less, being the North Half of the Southwest Quarter (N1/2 SW1/4) of Section 32, Block R, Abstract No. 1506, Hale County, Texas.

Property ID #: 17372

Tract 3:

80 acres of land, more or less, being the South Half of the Southeast Quarter (S1/2 SE1/4) of Section 32, Block R, Abstract No. 1506, Hale County, Texas.

Property ID #: 13825

Schedule D-18

Tract 4:

The West 53/320ths of the North Half (N1/2) of Section 24, Block R, Abstract No. 1419, Hale County, Texas.

Property ID #: 16050

Tract 5:

The East 55/320ths of the North Half (N1/2) of Section 24, Block R, Abstract No. 1419, Hale County, Texas, except 2 acres conveyed to George L. Mayfield by deed recorded in Vol. 18 at Page 224.

Property ID #: 16055

Tract 6:

The East 53/265ths of the West 265/320ths of the North Half of Section 24, Block R, Abstract No. 1419, Hale County, Texas.

Property ID #: 16077

LEASE 22 (Castleberry):

Fee Title Landowner (Landlord): Feasel, Susan

File No. 15000332338-022

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Bob & Lou Ann Castleberry, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated January 20, 2011, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded January 20, 2011 as Document No. 2011-000228, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective January 19, 2017, recorded December 8, 2017 as Document No. 2017-003753, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

320 acres, more or less, being the South Half (S1/2) of Section 17, Block R, AB 192, Hale County, Texas.

Property ID #: 12309

Tract 2:

160 acres, more or less, being all of the Northeast Quarter (NE1/2) of Section 14, Block D-7, AB 1518, Hale County, Texas.

Property ID #: 18850

Schedule D-19

Tract 3:

160 acres, more or less, being all of the Southeast Quarter (SE1/4) of Section 14, Block D-7, AB 1518, Hale County, Texas.

Property ID #: 18905

Tract 4:

320 acres, more or less, being the West Half (W1/2) of Section 15, Block D-7, AB 342, Hale County, Texas.

Property ID #: 17798

Tract 5:

320 acres, more or less, being all of the East Half (E1/2) of Section 15, Block D-7, AB 342, Certificate No. 79, D. & P. E. Ry. Co. Hale County, Texas.

Property ID #: 17835

LEASE 23:

Fee Title Landowner (Landlord): Collins, James P. and Collins, Loretta June

File No. 15000332338-023

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by James P. Collins and Loretta J. Collins, as landowner, to Cottonwind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated March 2, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001160; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements dated September 9, 2013 from Cottonwind Farms, LLC, a Texas Limited Liability Company, as Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002506; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, Assignee, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective March 1, 2017, recorded June 12, 2017 as Document No. 2017-001827, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Parcel 1:

A 1.22 acre tract located in Section 17, Block CL, Hale County, Texas, being further described as follows:

BEGINNING at a 3/8” iron rod found in the West line of Section 17, Block CL, at the Northwest corner of this tract, which bears South a distance of 3125.9 feet from the Northwest corner of Section 17, Block CL, Hale County, Texas;

Schedule D-20

THENCE, N. 89° 46’ E., a distance of 237.00 feet to a 3/8” iron rod found at the Northeast corner of this tract;

THENCE, South a distance of 224.00 feet to a 3/8” iron rod found at the Southeast corner of this tract;

THENCE, S. 89° 46’ W., a distance of 237.00 feet to a 3/8” iron rod found in the West line of Section 17, at the Southwest corner of this tract;

THENCE, North, along said West line of Section 17, a distance of 224.00 feet to the POINT OF BEGINNING.

Parcel 2:

A 28.55 acre tract of land located in Section 17, Block CL, Hale County, Texas, being further described as follows:

BEGINNING at a 5/8” iron rod found in the West line of Section 17, Block CL, a the Northwest corner of this tract, which bear South 2621.3 feet from the Northwest corner of Section 17, Block CL;

THENCE, S. 89° 17’ 48” E., a distance of 1817.00 feet to a 1⁄2” iron rod with cap found at the Northeast corner of this tract;

THENCE, South a distance of 698.00 feet to a 5/8” iron rod found at the Southeast corner of this tract;

THENCE, S. 89° 46’ W., a distance of 1579.88 feet to a 3/8” iron rod found at the Southernmost Southwest corner of this tract;

THENCE, North a distance of 224.00 feet to a 3/8” iron rod found at an interior corner of this tract;

THENCE, S. 89° 46’ W., a distance of 237.00 feet to a 3/8” iron rod found at the Westernmost Southwest corner of this tract; and

THENCE, North a distance of 504.60 feet to the POINT OF BEGINNING.

Property ID #: 20216

LEASE 24:

Fee Title Landowner (Landlord): Collins, Jonathan and Collins, Rachelle

File No. 15000332338-024

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Jonathan Collins and Rachelle Collins, as landowner, to Cottonwind Farms, LLC, as Grantee, dated February 3, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000590, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease

Schedule D-21

Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective February 2, 2017, recorded February 6, 2018 as Document No. 2018-000370, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being the North Half (N1/2) of Section 47, Block R, Abstract 117, Beaty Seale & Forwood Original Grantee, Certificate No. 1479, Jacob Waespi, Patentee, Patent No. 816, Bol. 31 dated August 6, 1879, Hale County, Texas.

Property ID #: 14078

LEASE 25:

Fee Title Landowner (Landlord): Collins, Rodney and Collins, Karen Fay a/k/a Collins, Karen F. and Collins, Karen

File No. 15000332338-025

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Rodney Collins and Karen Fay Collins a/k/a Karen F. Collins a/k/a Karen Collins, husband and wife, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated February 14, 2018, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 6, 2018 as Document No. 2018-000645, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

416.70 acres of land, more or less, being all the North 160 acres of the West 480 acres, all of the North 80 acres of the South 240 acres of the West 480 acres, all of the North two-thirds (2/3) of the East Half of the East Half (E1/2 E1/2), and the South 80 acres of the North 240 acres of the West 480 acres, all in all in Section 57, Block R, Hale County, Texas.

Property ID #: 16474

Tract 2:

633.84 acres of land, more or less, Being all of Section 35, Block R, in Hale County, Texas,

Save and except the following described tract of land: Being a 6.16 acre tract out of the Northwest part of Section 35, Block R, Hale County, Texas (as held on the ground) and being described as follows:

BEGINNING at a 1/2 inch rod set for the Northwest corner of Section 35, Block R, Hale County, Texas and along being the Northeast corner of a 107.47 acre tract as recorded in Vol. 542, Page 105 HALE COUNTY DEED RECORDS, out of the Northeast part of the Section 36, Block R, Hale County, Texas (as held on the ground), from which a 5/8 inch rod found for the Southwest corner of Section 34, Block R, Hale County, Texas (as held on the ground) bears North 89°47’10” West 16 feet;

Schedule D-22

THENCE, South 328.93 feet along the East line of said 107.47 acre tract to a set 1/2 inch rod;

THENCE, East 820.26 feet to a set 1/2 inch rod;

THENCE, North 325.88 feet to a 1/2 inch rod set in the North line of said Section 35; and

THENCE, North 89°47’10” West 820.26 feet along the North line of said Section 35 to the POINT OF BEGINNING.

Property ID #: 22657

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Rodney Collins and Karen Fay Collins aka Karen F. Collins and Karen Collins, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated February 14, 2018, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 6, 2018 as Document No. 2018-000646, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

160 acres of land, more or less, being all of the Northeast Quarter (NE1/4) of Section 6, Block R, Certificate No. 443, H.E. and W.T. Railway Company Land, Hale County, Texas.

Property ID: 18673

Tract 2:

160 acres of land, more or less, being all of the Southeast Quarter (SE1/4) of Section 6, Block R, Certificate No. 443, H.E. and W.T. Railway Company Land, Hale County, Texas.

Property ID: 11510

LEASE 26:

Fee Title Landowner (Landlord): Colwell, Kim K., Colwell, Ronald K. and Colwell, Rene

File No. 15000332338-026

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Vivian V. Colwell, Kim K. Colwell, Rene’ Karen Colwell, Ronald Colwell, Tanda Carol Trussell Estate and Danny Lynn Trussell, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated April 9, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001578, Official Public Records, Hale County, Texas,, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective August 14, 2017, recorded September 15, 2017 as Document No. 2017-002938, Official Public Records, Hale County, Texas,, as further assigned to Hale Petersburg Wind LLC, a Delaware

Schedule D-23

limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres, more or less, being the South Half (S/2) of Section 6, Block C-L, AB 1495, Hale County, Texas

Property ID #: 14510

LEASE 27:

Fee Title Landowner (Landlord): Colwell, Kim K., Individually; Colwell, Ronald K., a single man; and Colwell, Rene, a single woman

File No. 15000332338-027

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Vivian V. Colwell, Kim K. Colwell, Rene’ Karen Colwell, Ronald Colwell, Tanda Carol Trussell Estate and Danny Lynn Trussell, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated April 9, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001581, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective April 8, 2017, recorded August 16, 2017 as Document No. 2017-002548, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

640 acres, more or less, being all of Section 14, Block D-8, AB 1667, E. L. & R.R. Co., Survey, Hale County, Texas

Property ID #: 10149

LEASE 28:

Fee Title Landowner (Landlord): Colwell, Kim K., Colwell, Ronald K., and Colwell, Rene Colwell

File No. 15000332338-028

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Vivian V. Colwell, Kim K. Colwell, Rene’ Karen Colwell, Ronald Colwell, Tanda Carol Trussell Estate and Danny Lynn Trussell, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated April 9, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001579, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of

Schedule D-24

Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective April 8, 2017, recorded September 15, 2017 as Document No. 2017-002937, Official Public Records, Hale County, Texas,, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

240 acres, more or less, being the East 240 acres of Section 72, Block A-4, AB 1910, Hale County, Texas

Property ID #: 15175

LEASE 29:

Fee Title Landowner (Landlord): Cox, Walter W. and Cox, Coralie F.

File No. 15000332338-029

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Walter W. Cox and Coralie Cox, as landowner, to Lakeview Wind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated March 22, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001153; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements by Lakeview Wind Farms, LLC, a Texas Limited Liability Company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002508; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016 as Document No. 2016-000381, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective March 21, 2017, recorded August 16, 2017 as Document No. 2017-002555, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

640 acres of land, more or less, being all of Section 9, Block D-8, E. L. & R.R. Ry. Company Certificate No. 1136, Patent No. 357, Volume 53, dated March 6, 1880, Hale County, Texas.

Property ID #: 16864

LEASE 30:

Fee Title Landowner (Landlord): Cox, Walter W. and Cox, Coralie, as to Tract 1; and Cox, Cody J’ Wallace, as to Tract 2

File No. 15000332338-030

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Walter W. Cox, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated

Schedule D-25

February 18, 2011, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 1, 2011 as Document No. 2011-002451; Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, amended by Second Amendment to Wind and Easement Lease Agreement dated effective September 15, 2017, recorded October 5, 2017 as Document No. 2017-003108, Official Public Records, Hale County, Texas, also by Second Amendment to Wind and Easement Lease Agreement dated effective February 8, 2018, recorded March 6, 2018 as Document No. 2018-000640, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

320 acres of land, more or less, being All of Survey No. 34, Block R, E. L. & R.R. Ry. Co., Certificate No. 914, Patent No. 426, Volume 19-A, dated September 1, 1923, Hale County, Texas,

Save and except:

a)	All of the North Half (N1/2) of Survey No. 34, Block R, E. L. & R.R. Ry. Co., Certificate No. 914, Patent No. 426, Volume 19-A, dated September 1, 1923, Hale County, Texas.

b)	A 9.977-acre tract out of the Northwest part of Section 34, Block R, Hale County, Texas:

BEGINNING at a 1 inch pipe found in the intersection of county roads to the West and South for the Northwest corner of Section 34, Block R, Hale County, Texas, as held on the ground;

THENCE, South 1,127.92 feet along the West line of said section to a 3/8 inch steel rod;

THENCE, East 155.0 feet to a 3/4 inch pipe;

THENCE, North 224.04 feet to a 3/4 inch pipe;

THENCE, East 286.65 feet to a 3/4 inch pipe;

THENCE, North 909.19 feet to a 3/4 inch pipe in the North line of said section;

THENCE, South 89° 18’ 40” West 262.5 feet along the North line of said section to a 3/8 inch steel rod;

THENCE, South 0°41’20” East 20.0 feet to a 3/8 inch steel rod;

THENCE, South 89° 18’ 40” West 25.0 feet to a 3/8 inch steel rod;

THENCE, North 0° 41’ 20” West 20.0 feet to a 3/8 inch steel rod in the North line of said section; and

THENCE, South 89° 18’ 40” West 154.2 feet along the North line of said section to the POINT OF BEGINNING.

Schedule D-26

Tract 2:

310.023 acres of land, more or less, being all of the North Half (N1/2) of Survey No. 34, Block R, E. L. & R. R. Ry. Co., Certificate No. 914, Patent No. 426, Volume 19-A, dated September 1, 1923, Hale County, Texas,

Save and except: A 9.977 acre tract out of the Northwest part of Survey No. 34, Block R, Hale County, Texas;

BEGINNING at a 1 inch pipe found in the intersection of county roads to the West and South for the Northwest corner of Survey No. 34, Block R, Hale County, Texas, as held on the ground;

THENCE, South 1,127.92 feet along the West line of said survey to a 3/8 inch steel rod;

THENCE, East 155.0 feet to a 3/4 inch pipe;

THENCE, North 224.04 feet to a 3⁄4 inch pipe;

THENCE, East 286.65 feet to a 3/4 inch pipe;

THENCE, North 909.19 feet to a 3/4 inch pipe in the North line of said survey;

THENCE, S. 89° 18’ 40” W. 262.5 feet along the North line of said survey to a 3/8 inch steel rod;

THENCE, S. 0° 41’ 20” E. 20.0 feet to a 3/8 inch steel rod;

THENCE, S. 89° 18’ 40” W. 25.0 feet to a 3/8 inch steel rod;

THENCE, N. 0° 41’ 20” 20.0 feet to a 3/8 inch steel rod in the North line of said survey;

THENCE, S. 89° 18’ 40” W. 154.2 feet along the North line of said survey to the Point of Beginning.

Property ID #: 20158 and 51620

LEASE 31:

Fee Title Landowner (Landlord): Crepe Myrtle Reserve, LLC

File No. 15000332338-031

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by M. E. Lewis & Gary Weaver, as landowner, to Cottonwind Farms, LLC, as Grantee, dated April 30, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001592, Official Public Records, Hale County, Texas, as assigned to Crepe Myrtle Reserve, LLC, in the Assignment and Assumption of Lease dated October 25, 2011, recorded November 28, 2011, as Document No. 2011-004343, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective April 29, 2017, recorded November 16, 2017 as Document No. 2017-003540, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements

Schedule D-27

dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

80 acres of land, more or less, Being the South Half of the Northwest Quarter (S1/2 NW1/4) (as held) of Survey 13, Block CL, Hale County, Texas, said South Half being described as follows:

Commencing at the intersection of the North and West lines of Survey 13, Block CL, Hale County, Texas;

THENCE, a true bearing of S. 0º 01’ 33” W. along the West line of said survey, at 54.14 feet pass a 1/2” rod found for the NE corner of Survey 12, Block CL, Hale County, Texas, in all, 1321.66 feet to a 1/2” rod set for the POINT OF BEGINNING of the herein described 80.02 acre tract;

THENCE, S. 0º 01’ 33” W. 1321.66 feet to a 5/8” rod found for the NW corner of a Milner 112.68 acre tract as described in Volume 1000, Page 3858 of the Official Public Records of Hale County, Texas;

THENCE, N. 88º 41’ 21” E. 1995.08 feet (called N. 88º 39’ E. 717.8 Varas = 1993.89 feet) to a 1” shaft for the NE corner of said Milner tract and the NW corner of a Gaylord 194.15 acre tract as described in Volume 875, Page 570 of the Official Public Records of Hale County, Texas;

THENCE, N. 88º 46’ 13” E. 1995.08 feet (called N. 88º 59’ 52” E. 644.55 feet to a 1/2” rod set in the North line of said Gaylord tract for the SE corner of said NW/4;

THENCE, N. 0º 06’ 02” W. 1322.34 feet along the East line of said NW/4 to a 1/2” rod set at the mid-point of the East line of said quarter; and

THENCE, N. 88º 41’ 33” E. 2636.73 feet to the POINT OF BEGINNING.

LEASE 32:

Fee Title Landowner (Landlord): Curtis, Vivian Lee, as to life estate; Hoyle Lee Curtis, and Connie Sue Curtis

File No. 15000332338-032

LEASEHOLD AND EASEMENT ESTATE created by a Wind and Easement Lease Agreement executed by Vivian Lee Curtis, a single woman; Hoyle Lee Curtis, a single man; and Connie Sue Curtis, a single woman (together with their respective heirs, successors and assigns), as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated effective March 24, 2017, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded May 25, 2017 as Document No. 2017-001622, as amended by First Amendment to Wind and Easement Lease Agreement dated effective August 14, 2017, recorded September 15, 2017 as Document No. 2017-002914, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

The West Half (W1/2) of Survey No. 2, Block K, Patent No. 322, Volume 55, situated in Hale County, Texas.

Property ID #: 10756

Schedule D-28

Tract 2:

A tract out of the Southwest part of Survey 4, Block K, Patent 321, Volume 55, situated in Hale County, Texas, and which tract is described by metes and bounds as follows:

BEGINNING at the Southwest corner of said survey; THENCE, East along its South line 711.5 varas; THENCE, North 211.2 varas, the Northeast corner of this tract; THENCE, West 711.5 varas to point in West line of said Survey 4, Block K above described; THENCE, South 211.2 varas to the Place of Beginning.

Property ID #: 10106

Tract 3:

A tract of land out of the South part of Survey 1, Block L, Patent 318, Volume 55, situated in Hale County, Texas, and which tract is described by metes and bounds as follows:

BEGINNING at a point in the West line of Survey 4, Block K, Patent 321, Volume 55, Hale County, Texas, 211.2 varas North of its Southwest corner for the Northeast corner of this tract;

THENCE, West 763 varas to the West line of said Survey No. 1, Block L, above described;

THENCE, South 867.2 varas to middle Southwest corner of said Survey No. 1, Block L;

THENCE, East 414 varas to an ell corner;

THENCE, South 1531 varas to most Southerly Southwest corner of said Survey No. 1, Block L;

THENCE, East 833 varas to its Southeast corner;

THENCE, North 2187 varas to point in South line of Survey No. 4, Block K, above described;

THENCE, West 475 varas to the Southwest corner of said Survey No. 4; THENCE, North 211.2 varas to the Place of Beginning.

Save and except a 25.26 acre tract lying West of FM Hwy No. 789, (highway deed recorded in Volume 208, page 471, Hale County Deed Records (HALE COUNTY DEED RECORDS) out of the Curtis Farms portion of Survey 1, Block L, Hale County, Texas (deeds recorded in Vol. 483, p, 561, Vol, 484, p. 374, Vol, 489, p. 563, Vol. 572, p. 111, and Vol. 809, p. 617, HALE COUNTY DEED RECORDS), as conveyed to Kurt L. Collins by Warranty Deed with Vendor’s Lien dated January 29,1998, from William Glenn Curtis and Vivian Lee Curtis, recorded in Volume 910, page 168, Official Public Records of Hale County, Texas.

Property ID #: 23165

Schedule D-29

LEASE 33:

Fee Title Landowner (Landlord): Damron, Justin

File No. 15000332338-033

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Justin Damron, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated October 9, 2017, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded November 2, 2017 as Document No. 2017-003392, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

640 acres of land, more or less, all of Section 48, Block R, situated in Hale County, Texas as recorded in the Hale County Clerk’s Office. Volume 377, Page 315.

Property ID #: 20808

LEASE 34:

Fee Title Landowner (Landlord): Davis, Jimmie Lee, as Independent Executor of the Estate of Betty Gale Davis, deceased, and as Trustee of The Betty Gale Davis Estate Trust

File No. 15000332338-034

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Betty Gale Davis, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated February 2, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000572, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, dated December 15, 2015, recorded January 21, 2016, as Document No. 2016000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective February 1, 2017, recorded September 15, 2017 as Document No. 2017-002925, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

316.97 acres, more or less, being the West Half (W1/2) of JTL, Section 18, Block D-8, AB 1669, Hale County, Texas.

Property ID #: 19572

LEASE 35 Intentionally Deleted.

LEASE 36 Intentionally Deleted.

Schedule D-30

LEASE 37:

Fee Title Landowner (Landlord): Edwin L. Vadder Trust under the Last Will and Testament of Edwin L. Vadder, as to an undivided 1/2 interest; and Stanford, Harold E., as to an undivided 1/2 interest.

File No. 15000332338-037

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Edwin L. Vadder and Harold E. Stanford, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated May 14, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 1, 2010 as Document No. 2010-002437, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective May 13, 2017, recorded October 5, 2017 as Document No. 2017-003096, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

278 acres , more or less, being the Northwest Quarter (NW1/4) of Section 17 and all of the South three-fourths (S 3/4) of the Northeast Quarter (NE1/4) of Section 17, all in Block R, Hale County, Texas, Less and Except aa 2 acres out of the Northeast part of the South Half of the Northeast Quarter (S1/2 NE1/4) of said Section 17, described by metes and bounds as follows:

COMMENCING at a spike found for the Northeast corner of Survey No. 17, Block R, Hale County, Texas;

THENCE, South 687.9 feet along the East line of said section and the centerline of F.M. Highway No. 400 to a point;

THENCE, South 89°39’47” West at 50 feet pass the West right of way line of said highway, at 71.4 feet pass 10 feet North of a well, in all 100 feet to a 1/2 inch steel rod for the POINT OF BEGINNING of the herein described tract;

THENCE, South 89°39’47” West 520.44 feet to a 1/2 inch steel rod, from which a corner post bears South 89°39’47” West, 425 feet;

THENCE, South 169.84 feet to a 1/2 inch steel rod;

THENCE, North 89°07’34” East 520.49 feet to a 1/2 inch steel rod;

THENCE, North 164.96 feet along a line parallel and 100 feet West of the centerline of said highway to the POINT OF BEGINNING.

Property ID #: 74561

LEASE 38:

Fee Title Landowner (Landlord): Ellison, Douglas C. Sr. as to a life estate and Ellison, Douglas Cooper II, as to the remainder.

File No. 15000332338-038

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Floyd and Virginia Ellison, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated October 28, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded

Schedule D-31

April 1, 2010 as Document No. 2010-001157, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145; Official Public Records, Hale County, Texas, as amended by an unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015 and Second Amendment to Wind and Easement Lease Agreement dated December 9, 2016, recorded March 16, 2017, as Document No. 2017-000833, Official Public Records, Hale County, Texas, Third Amendment to Wind and Easement Lease Agreement dated effective August 28, 2017, 2017, recorded October 5, 2017 as Document No. 2017-003105, Hale County, Texas; as affected by that certain Partial Release of Wind and Easement Lease Agreement dated April 12, 2018, recorded April 16, 2016 as Document No. 2018-001104, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land more or less, being the North Half (N1/2) of Section 45, Block R, Abstract 289, Hale County, Texas.

Save and except

A 10.00 acre tract of land located in the Tyler Lap Railroad Company survey. Abstract 289, G.L.O. file no. 12927, and being out of the North half of Section 45, Block R, conveyed to Douglas C. Ellison in cause no. 14755, Probate Records. Hale County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “s.am” set. Said point of beginning having grid coordinates N: 7401209.06. E: 1006262.28 from which a 5/8-inch iron rod found at the Southwest corner of Section 10, Block R, bears North 01° 41’ 41” East, a distance 20.00 feet and North 88° 18’ 19” West, a distance of 1,910 00 feet;

THENCE, South 88° 18’ 19” East, with a line parallel and 20 feet south of the common line of Section 45 and Section 10, Block R, a distance of 720.00 feet to a 5/8-inch iron rod with cap stamped “SAM” set, From which a 5/8-inch iron rod found at the Northeast corner of said Section 45, Block R, bears North 01° 41’ 41” East, a distance 20.00 feet and South 88° 18’ 19” East, a distance of 2.572 51 feet;

THENCE, South 01° 41’ 41” West over said Section 45, Block R, a distance of 605.00 feet to a 5/8-inch iron rod with cap stamped “SAM” set;

THENCE, North 88° 18’ 19” West, over said Section 45, Block R, a distance of 720.00 feet to a 5/8-inch iron rod with cap stamped “SAM” set;

Thence, North 01° 41’ 41” East, over said Section 45, Block R, a distance of 605.00 feet to the POINT OF BEGINNING and containing 435,600 square feet or 10.00 acres (more or less)

Property ID #: 19438

Schedule D-32

LEASE 39:

Fee Title Landowner (Landlord): Finkner, Olan Earl

File No. 15000332338-039

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Olan E. Finkner, as landowner, to CottonWind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated April 20, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001588; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements from CottonWind Farms, LLC, a Texas limited liability company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002506; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements dated December 15, 2015 between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, Assignee, recorded January 27, 2016 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015; as further amended by that Second Amendment to Wind and Easement Lease Agreement dated effective May 19, 2017, recorded June 12, 2017 as Document No. 2017-001826, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

12.23 acres of land, more or less, out of the South Half (S1/2) of Section 18, Block CL-AB-1465, Hale County, Texas, described as follows:

BEGINNING at a 1/2” rod set in the east Line of Section 18, Block C-L, which bears South 2691.1 feet from a 1” pipe found near the center of graded roads going North, South, East and West and accepted as the Northeast corner of Section 18, Block C-L, and called the Northwest corner of Section 17, Block C-L, and the Southeast corner of Section 13, Block C-L, as called for in Deeds recorded in Volume 887, Page 307 and Volume 87, Page 570;

THENCE, South, with said road, 2574.5 feet to a set Spike Nail near the center of F. M. Road 54 for the Southeast corner of Section 18, Block C-L;

THENCE, S. 89°44’ W. with F. M. Road 54, 1961.2 feet to a 1⁄2” rod set for the Southeast corner of a 1.74 acre tract; THENCE, N. 0°16” W. 236.4 feet to a set 1⁄2” rod;

THENCE, N. 34° 30’ 10” W. 99.8 feet to set 1⁄2” rod;

THENCE, S. 89° 44’ W. 188.9 feet to a set 1⁄2” rod; THENCE, S. 0° 16’ E. 319.4 feet to a set 1⁄2” rod;

THENCE, S. 89° 44” W. with F.M. 54, 22646.6 feet to a set Spike Nail for the Southwest Corner of this tract; THENCE, N. 0°08’ W., 2574.5 feet, to a set 1⁄2” rod for the Northwest corner of this tract; and

THENCE, N. 89° 44’ E., near the center of an “H” frame Power Line, 4858.7 feet to the PLACE OF BEGINNING, and containing 285.24 acres including any Right of Way.

Save and except a 271.04-acre tract out of Section 18, Block C-L, Hale County, Texas, further being described by metes and bounds as follows:

BEGINNING at a spike nail set near the center of F.M. 54 for the Southwest corner of this tract from whence a found railroad spike at the Southwest corner of Section 18, Block C-L bears South 89° 47’ West 424.1 feet;

THENCE, North 0° 04’ 26” West 2574.5 feet to a found 1⁄2” rod;

THENCE, North 89° 47’ East along a “H” frame power line, 4858.7 feet to a found 1⁄2” rod;

THENCE, South 0° 03’ 15” West 2574.5 feet to a found spike nail near the center of F.M. Road 4;

Schedule D-33

THENCE, South 89° 47 West 627.93 feet to a set spike nail near center of F.M. 54;

THENCE, North 0° 13’ West 250 feet to a set 1⁄2” rod with cap marked RPLS #4460;

THENCE, South 89° 47’ West 767.00 feet to a set 1⁄2” rod with cap;

THENCE, North 49° 21’ 04” West 352.89 feet to a set 1⁄2” rod with cap;

THENCE, North 22° 03’ 16” West 256.93 feet to a set 1⁄2” rod with cap;

THENCE, South 89° 47’ West 260 feet to a set 1⁄2” rod with cap;

THENCE, South 48° 38’ 06” West 250.74 feet to a set 1⁄2” rod with cap;

THENCE, South 39° 08’ 10” West 129.33 feet to a set 1⁄2” rod with cap;

THENCE, South 00 13’ E. 454.27 feet to a set spike nail with cap; and

THENCE, South 89° 47’ West 2564.90 feet to the PLACE OF BEGINNING.

Property ID #: 78942

LEASE 40:

Fee Title Landowner (Landlord): Fleming, Elmer D. and Fleming, Winne Faye

File No. 15000332338-040

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Elmer D. Fleming, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated November 4, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000592, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability Company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and to Hale Wind Energy, LLC, a Delaware limited liability company, in Assignment dated December 15, 2015, recorded January 27, 2006, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by an unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015 and Second Amendment to Wind and Easement Lease Agreement dated December 9, 2016 as Document No. 2017-000831, Third Amendment to Wind and Easement Lease Agreement dated effective June 22, 2017, recorded July 14, 2017 as Document No. 2017-002210, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700 Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being the West Half (W1/2) of Section 52, Block R, Abstract 1312, Hale County, Texas.

Property ID #: 20011

Schedule D-34

LEASE 41:

Fee Title Landowner (Landlord): Foster, Bill

File No. 15000332338-041

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Bill Foster, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated February 11, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000573, Official Public Records, Hale County, Texas, as amended by an unrecorded First Amendment dated July 30, 2015 and Second Amendment dated September 15, 2017, recorded October 5, 2017 as Document No. 2017-003111, Official Public Records, Hale County, Texas, and as assigned to Hale Community Energy, LLC, a Texas limited liability company, in Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, and to Hale Wind Energy, LLC, a Delaware limited liability company, in Assignment dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective September 15, 2017, recorded October 5, 2017 as Document No. 2017-003111, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

154.2196 acres of land, more or less, being the Southeast Quarter (SE1/4) of Section 1, Block D-8, AB 387, Hale County, Texas,

save and except the following tracts of land:

a)

a 5.78 acres out of the Southeast part of the Southeast Quarter (SE1/4) of Section 1, Block D-8, described as follows: Beginning at a 5/8 inch rod found in the east part of the intersection of County Roads “R” and No. 275 for the ESE corner of Section 1, Block D-8, Hale County, Texas, from which a 1/2 inch rod found for the Northeast corner of said section bears North 0° 17’ 40” West 5266 feet and a 1 inch pipe found for the Northeast corner of the West 1/2 of Section 10, Block D-8 bears South 89° 58’ 20” West 2639.68 feet;

THENCE, South 89° 58’ 20” West 939.1 feet along the South line of said Section 1 to a set 1/2 inch rod;

THENCE, North 0° 16’ West along terrace, at 20.2 feet pass a powerline, at 21.7 feet pass a set 3/8 inch tall rod, in all 180 feet to a set 1/2 inch rod;

THENCE, North 62° 04’ 21” East at 128.3 feet pass a point perpendicular and 6.3 feet Northwesterly of the Northwest corner of a barn, at 146.9 feet pass a point perpendicular to an irrigation sprinkler system, (from which the end of said system bears North 27 °05’ 04” West 1.4 feet, the outside wheel tract bears North 27° 05 ’04” West 26.9 feet and the center pivot bears North 27° 05’ 04” West 1258.9 feet), in all 209.46 feet to a set 1/2 inch rod;

THENCE, North 89° 58’ 20” East 753.44 feet to a 1/2 inch rod set in the East line of said Section 1;

THENCE, South 0° 17’ 40” East 278 feet along the East line of said section to the point of beginning.

b)	Being a 19 square foot (0.0004 acre) tract out of the Northwest part of the Southeast Quarter of Section 1, Block D-8, Hale County, Texas:

COMMENCING at a 5/8 inch rod found in the East part of the intersection of County Roads “R” and No. 275 for the Southeast corner of Section 1, Block D-8, Hale County, Texas, from which a 1/2 inch rod found for the Northeast corner of said section bears North 0°17’40” West 5266 feet and a 1 inch pipe found for the Northeast corner of the West 1/2 of Section 10, Block D-8 bears South 89° 58’ 20” West 2639.68 feet;

Schedule D-35

THENCE, North 41° 34’ 57” West 3495.49 feet to the Southeast corner of concrete around a domestic well;

THENCE, West 5.5 feet to the Southwest corner of said concrete;

THENCE, North 3.5 feet to the Northwest corner of said concrete;

THENCE, East 5.5 feet to the Northeast corner of said concrete; and

THENCE, South 3.5 feet to the POINT OF BEGINNING.

Property ID #: 16523

LEASE 42:

Fee Title Landowner (Landlord): Fowler, John Rogers; Fowler, Paul Reed; Fowler, Julie Ann Thrash, as to a one-half interest; Friedman, Sara; Hindman, Peggy; and Green, Beth, as to a one-half interest

File No. 15000332338-042

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Robert E. Fowler and Fowler Family Trust, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated January 10, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000593, a Official Public Records, Hale County, Texas, s assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Official Public Records, Hale County, Texas, as further assigned by Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded September 27, 2016 as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by Memorandum of Amendment to Wind and Easement Lease Agreement dated September 20, 2017, recorded May 11, 2018 as Document No. 2018-001396, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

The South 320 acres of Section No. 47, Block R, Abstract 117, Hale County, Texas.

Property ID #: 10423

LEASE 43:

Fee Title Landowner (Landlord): Geezmo, LLC, a Texas limited liability company

File No. 15000332338-043

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Robert Wilson, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated June 7, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreements recorded July 1, 2010 as Document No. 2010-002411, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy,

Schedule D-36

LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504; Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective June 6, 2017, recorded October 5, 2017 as Document No. 2017-003107, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

The South 200 acres, more or less, Section 18, Block R, Abstract 1615, in Hale County, Texas.

Property ID #: 23583

LEASE 44:

Fee Title Landowner (Landlord): Geezmo, LLC, a Texas limited liability company

File No. 15000332338-044

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Robert E. Wilson, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated February 17, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001161, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective February 16, 2017, recorded July 21, 2017 as Document No. 2017-002290, Hale County, Texas; as amended by Third Amendment to Wind and Easement Lease Agreement, recorded May 7, 2018, as Document No. 2018-001304, Hale County, Texas; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700 Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Parcel 1:

The East Half (E-1/2) of Section 41, Block R, Abstract No. 288, Hale County, Texas, containing 310 acres, more or less.

Parcel 2:

The Northwest Quarter (NW1/4) of Section 15, Block R, Abstract No. 193, Hale County, Texas, containing 159.6 acres, more or less, also described as Tracts 1 and 2:

Tract 1:

The West Half of the Northwest Quarter (W1/2 NW1/4) of Section 15, Block R, AB-193, Hale County, Texas, containing 79.8 acres, more or less.

Schedule D-37

Tract 2:

The East Half of the Northwest Quarter (E1/2 NW1/4) of Section 15, Block R, AB-193, Hale County, Texas, 79.8 acres, more or less.

Property ID #: 14733

LEASE 45:

Fee Title Landowner (Landlord): Ginn & Rodgers Farm Partnership, a Texas general partnership

File No. 15000332338-045

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Ginn & Rodgers Farm Partnership, a Texas general partnership, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated November 21, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 9, 2017 as Document No. 2017-000400; Official Public Records, Hale County, Texas, First Amendment to Wind and Easement Lease Agreement dated effective June 22, 2017, recorded July 14, 2017 as Document No. 2017-002204, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

320 acres of land, more or less, being the North Half (N1/2) of Section 5, Block K, Hale County, Texas.

Property ID #: 15815

Tract 2:

149.85 acres of land out of Survey No. 2, Block L, in Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a point in center-line of paved highway and in line with fence East, in West line of Survey No. 2, Block L;

THENCE, N. 89° 58’ E. at 14.4 varas pass pole, in all 828.3 varas to 5/8 inch steel rod at corner of fence in East line of Section No. 2;

THENCE, N. 0° 17’ E. 1147-3 varas to intersection of East line of Section No. 2, Block L with center-line of Farm to Market Road No. 579 and in line with fence North;

THENCE, S. 89° 42’ W. 7.3 varas to beginning of curve;

THENCE, around curve to left with radius of 687.6 varas, a distance of 360 varas to end of curve;

THENCE, S. 59° 42’ W. with center line of highway, 126.3 varas to beginning of curve to right;

THENCE, around curve to right with radius of 515.8 varas, a distance of 263.4 varas to end of curve;

Schedule D-38

THENCE, S. 88° 58’ W. 121.4 varas to nail in center-line of paved road, in West line of Survey No. 2 Block L; THENCE, S. 0° 07’ W. 913.8 varas to PLACE OF BEGINNING.

And for a further description, being the same 149.85 acres conveyed by W.L. Holt et ux Elizabeth Holt to Paul Willis et ux Wynona Willis by deed dated December 2, 1963, recorded in Book 418, Page 515, Deed Records, Hale County, Texas.

Tract 3:

159 acres of land, more or less, out of the North part of Survey No. 2, Block L, in Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a point in center-line of farm to Market road and in line with fence North and being the Southwest corner of Section No. 5, Block K, as held;

THENCE, S. 89° 42’ W. along center-line of highway, 7.3 varas to beginning of curve to left;

THENCE, around curve to left with radius of 687.6 varas a distance 360 varas to end of curve;

THENCE, S. 59° 42’ W. 126.3 varas to beginning of curve to right;

THENCE, Southwesterly around curve to right with radius of 515.8 varas, a distance of 263.4 varas to end of curve;

THENCE, S. 88° 58’ W. 121.4 varas to where center-line of said farm to Market Road intersects the West line of Section No. 2, Block L, and in center-line of paved highway along its West line;

THENCE, North with West line of said Section No. 2 and along center line of paved road, 1184.2 varas to point;

THENCE, S. 89°49’ E. at 14.4 varas pass 1 inch pipe in East line of Highway right-of-way, in all 833 varas to point under fence from which 1 inch pipe bears East 4.8 varas;

THENCE, S. 0° 17’ W. 951.2 varas to PLACE OF BEGINNING.

And for a further description; being the same 159 acres conveyed by W. L. Holt et ux Elizabeth Holt to Paul Willis et ux Wynona Willis by deed dated December 2, 1963, recorded in Book 418, Page 511, Deed Records, Hale County, Texas.

Property ID #: 17799 (Tracts 2 and 3)

Tract 4:

38.15 acres, more or less, out of Survey No. 2, Block L, original grantee, L. E. Speed, South of North 60 acres of same and more particularly described as:

Beginning at a 5/8 inch steel rod in East line of Survey No. 2, Block L, 4005.3 varas South of its Northeast corner and being the Southeast corner of a 40 acre tract heretofore sold out of its North part;

THENCE, N. 89° 49’ W. at 822.2 varas pass a 5/8 inch steel rod in East line of highway right-of-way, in all 836.6 varas to a point in paved highway in West line of said Survey No. 2 and being the Southwest corner of above mentioned 40 acre tract;

THENCE, South 257.3 varas to point in center-line of and West line of said Survey No. 2;

Schedule D-39

THENCE, S. 89° 49’ E, at 14.4 varas pass a 5/8 inch steel rod in East line of highway right-of-way, in all 837.8 varas to 1 inch pipe in East line of said Survey No 2 and in the middle of the West line of Section No 5, Block K; and

THENCE, N. 0° 14’ 30” W. 257.3 varas to place of beginning.

Property ID #: 21639 (Parcel 4 & 6)

Tract 5:

20 acres of land, more or less, out of the Northwest corner of Survey No. 2, in Block L, in Hale County, Texas, described by metes and bounds as follows:

BEGINNING at the Northwest corner of Survey No. 2, Block L, a point in middle of pavement and in line with center line of county road toward East, from which 5/8 inch steel rod bears East 14.4 varas;

THENCE, South 336 varas to point in middle of pavement in West line of said Section No. 2;

THENCE, East at 14.4 varas pass 1/2 inch steel rod under fence in East line of highway right-of-way, in all 336 varas to 5/8 inch steel rod;

THENCE, North 336 varas to 1/2 inch steel rod in middle of lane in North line of said Survey No. 2;

THENCE, West 336 varas to PLACE OF BEGINNING.

And for a further description, being the same land as described in deed dated March 13, 1953, from Amy Hanna Alexander, to Perry Tipton and wife, Viola E. Tipton, said deed being recorded in Volume 242, page 334, of the Deed Records of Hale County, Texas, to which deed and the record thereof reference, is here made for all purposes.

Property ID #: 25354

Tract 6:

40 acres of land, more or less, out of the North part of Survey No. 2, Block L, L. E. Speed, Certificate SF 684, Abstract No. 1812, Patent No. 319, Volume 55, dated April 27, 1918, Hale County, Texas, described as follows:

BEGINNING at a 1/2” steel rod in agreed West line of Survey No. 5, Block K, and 287.8 varas South of its Northwest corner as held;

THENCE, North 89° 49’ West along the middle of lane on the North line of Survey No. 2, as held, 498.6 varas to 1/2” steel rod, the Northeast corner of a 20 acre tract out of the Northwest corner of this survey;

THENCE, South at 7.1 varas pass iron stake under fence, in all 336 vrs. to a 1/2” steel rod, the Southeast corner of said 20 acre tract;

THENCE, North 89° 49’ West at 321.6 varas pass a 1/2” steel rod in the East line of highway right of way, in all 336 varas to a point in the center line of paved road and the Southwest corner of said 20 acre tract;

THENCE, South 69.3 varas to point in the center line of pavement and in the West line of Survey No. 2;

THENCE, South. 89° 49’ East at 14.4 varas pass a 1/2” steel rod in the East line of Highway, in an 836.6 varas to a 1/2” steel rod in the West line of Section No. 5, Block K; and

THENCE, North 0° 14’ 30” West 405.3 varas to the place of BEGINNING.

Schedule D-40

Said 40.00 acres being the same land described in Deed dated April 2, 1953, from Amy Hanna Alexander to Guy W. Ginn and Margaret Ginn, recorded in Vol. 245, page 551, Deed Records of Hale County, Texas.

Save and except that 1.5 acres deed by Linda L. Ginn, to Kevin Glen Smith, in Deed, dated September 2014, recorded Document Number 2014-003106 of the Official Public Records of Hale County, Texas, described as follows: Being a 1.5 acre tract out of the Northwest part of Survey 2, Block L, Hale County, Texas, and being the same 1.5 acre tract recorded in Volume 606, Page 51 of the Hale County Deed Records:

BEGINNING at a point in the West line and 2390 feet South of the Northwest corner of Survey 2, Block L, Hale County, Texas;

THENCE, South 247.5 feet along the West line of said survey and the center of F.M. Highway 789;

THENCE, East at 40 feet pass a 1/2’ rod set in the East right of way line of said Highway Easement (Vol. 218, P. 567, HALE COUNTY DEED RECORDS), in all, 264 feet to a 1/2’’ rod set for the Southeast corner of this tract; and

THENCE, North 247.5 feet to a set 1/2” rod; THENCE, West, at 224 feet pass a 1/2” rod set in said highway right of way line, in all, 264 feet to the POINT OF BEGINNING and containing 1.5 acres including highway right of way on the West.

Further, save and except that 1 acre deeded to Kevin Glen Smith in deed dated September 9, 2014, from Guy W. Ginn, recorded Document Number 2014-003105 of the Official Public Records of Hale County, Texas, described as follows: Being a 1 acre tract out of the Northwest part of Survey 2, Block L, Hale County, Texas:

BEGINNING at the Northwest corner of a 1.5 acre tract, said corner being in the centerline of F. M, Highway 789, and in the West line and 2390 feet South of the Northwest corner of Survey 2, Block L, Hale County, Texas;

THENCE, East, at 40 feet pass a 1/2” rod set in the East right of way line of said highway (Easement Vol 218 p. 561, HALE COUNTY DEED RECORDS), in all, 264 feet to a 1/2” rod set for the Northeast corner of said 1.5 acre tract;

THENCE, North J 65 feet to a set 1/2” rod;

THENCE, West, at 224 feet pass a 1/2” rod set in said highway right of way line, in all, 264 feet to a spindle set in. the West line of said Survey 2;

THENCE, South 165 feet along the center of said highway and said West line of said survey to the POINT OF BEGINNING.

Further save and except that 1.2 acres deeded to Stephen Earl Rodgers and wife, Jancy Ginn Rodgers, in deed dated May 21, 1981, recorded in Vol. 674, page 355 of the Deed Records of Hale County, Texas, described as follows: a Tract containing 1.2 acre of land out of the Northwest (NW) corner of Survey No. 2, Block “L”, Certificate No. 481, Abstract No. 1812, Patent No. 319, Volume 55, dated April 27, 1918, situated in Hale County, Texas, and described by metes and bounds as follows:

BEGINNING at the Northwest corner of said Survey No. 2, Block L, said point being in middle of pavement and in line with center line of County road toward East, from which 1/2 inch steel rod bears East 14.4 varas;

THENCE, South 277 feet to point in the center of paved road and in West line of said Survey No. 2, Block L, for the Northwest (NW) corner and beginning point of this Tract;

Schedule D-41

THENCE, East 262 feet, parallel with North line of said Survey No. 2 to a point;

THENCE, South 200 feet to a point;

THENCE, West 262 feet, to a point in center of paved road;

THENCE, North 200 feet to the place of beginning.

Property ID #: 21639 (Parcel 4 & 6)

LEASE 46 Intentionally Deleted

LEASE 47:

Fee Title Landowner (Landlord): Goodwin, Carolyn Diana

File No. 15000332338-047

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by W. C. Bryant and Imogene Bryant, as landowner, to Lakeview Wind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated December 14, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000567, Official Public Records, Hale County, Texas, and by the Wind and Easement Lease Agreement executed by Imogene E. Bryant, as owner to Lakeview Wind Farms, LLC., a Texas limited liability company, dated December 4, 2009, recorded February 19, 2010, as Document No. 2010-000568, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as further assigned by Third Assignment of Wind and Easement Lease Agreements in favor of Hale Wind Energy, LLC., a Delaware limited liability company, dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective September 22, 2017, recorded April 16, 2018 as Document No. 2018-001106, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

The 234.46 acres out of the SW/4, and the SW 80 acres out of SE/4 of Section 73, Block A-4, Abstract No. 290, in Hale County, Texas.

Property ID #: 25584

LEASE 48:

Fee Title Landowner (Landlord): Gregory Farms, Inc., a Texas Corporation

File No. 15000332338-048

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Gregory Farms, Inc., a Texas Corporation, as landowner, to Cottonwind Farms, LLC, a Texas Limited Liability Company as Grantee, dated August 31, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded October 27, 2009 as Document No. 2009-003671 Official Public Records, Hale County, Texas,

Schedule D-42

as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by an unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015 and Second Amendment to Wind and Easement Lease Agreement dated September 14, 2016, recorded November 2, 2016 as Document No. 2016-003559; Official Public Records, Hale County, Texas, as further amended by Third Amendment to Wind and Easement Lease Agreement dated June 22, 2017, recorded August 18, 2017 as Document No. 2016-002591; Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

154.77 acres of land, more or less, being all of the Northeast Quarter (NE1/4) of Section 12, Block C · L, Certificate No. 950. Hale County, Texas, which is described by metes and bounds as follows:

BEGINNING at a 1 1⁄4” pipe by post the northwest corner of the southeast quarter of said Section as sold, from which irrigation well bears southeast 9.0 varas;

THENCE, North 89° 35’ East 951.7 varas to 5/8” steel rod, the northeast corner of said southeast quarter;

THENCE, North 932.1.1 varas to 5/8” steel rod in road for northeast corner of Section No. 12, Block C-L as held;

THENCE, North 89° 51’ 30” west 942.3 varas to 5/8” steel rod by corner post, irrigation well bears southeast 20.2 varas;

THENCE, south 0° 3’ west along old fence 474.2 varas to 5/8 “ steel rod by corner post, irrigation well bears southeast 13.6 varas;

THENCE, South 0° 45’ 50” west 404.9 varas to corner post of old fence; THENCE, South 3° 34’ 50” west along old fence 57.7 varas to PLACE OF BEGINNING and containing 156.277 acres out of northeast quarter of Section No. 12, Block C-L, in Hale County, Texas;

Save and except the 1.5 acres of land, more or less, out of the South part of the Northeast Quarter (NE1/4) of said Section 12, described by metes and bounds as follows: Beginning at a 5/8 inch steel rod in the East line and 932.1 varas or 2589.2 feet South of the Northeast corner of said Section 12,

THENCE, South 89° 35’ West 2643.6 feet to a point;

THENCE, North 3° 35’ 50” East 24.8 feet to a 5/8 inch rod;

THENCE, North 89° 35’ East 2642.1 feet to a 5/8 inch rod in the road on the East line of Section 12, and

THENCE, South 24.8 feet to the PLACE OF BEGINNING and containing 1.5 acres, more or less.

Property ID #: 17542

Schedule D-43

LEASE 49:

Fee Title Landowner (Landlord): Gregory, Dottie Sue and Cantwel, Carolyn A. Hegi (frmly CCR Farms)

File No. 15000332338-049

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by CGG Farms c/o Clint Gregory Jr., as landowner, to Cottonwind Farms, LLC, a Texas Limited Liability Company as Grantee, dated October 5, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded October 27, 2009 as Document No. 2009-003668; Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective October 4, 2016, recorded November 16, 2017 as Document No. 2017-003536, Hale County, Texas; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

323.30 acres of land, more or less, out of the East Half (E1/2) of Section 14, Block CL, A.E. White Survey, Certificate No. 951, Abstract No. 1591, Patent No. 98, Volume 46-A, dated January 10, 1930, more particularly described by metes and bounds in a Partition Deed dated January 1, 1955, recorded in Vol. 274, Page 535, Deed Records of Hale County, Texas as follows:

BEGINNING at a 1 inch pipe set in the South line of said Section 14, in the center of the County road 957.2 varas East of the Southwest corner of said Section 14 as held, same being the Southeast corner of the tract described in Paragraph III of said Partition Deed referenced above;

THENCE, East 959.1 varas to a 1 inch pipe in middle of county roads for the Southeast corner of Section;

THENCE, N. 0° 38’ 50” W. along center-line of county road and the East line of Section 14, in all 1910.4 varas to an old 1/2 inch steel road, the Northeast corner of said Section 14, as held;

THENCE, S. 89° 54’ 20’’ W. along old fence on North line of said Section 14, a distance of 959.1 varas to 1 inch pipe under fence, in the North line of Section 14 and 962.7 varas from its Northwest corner; and

THENCE, S. 0° 38’ 50” E. passing 1 vara West of irrigation well, in all 1908.5 varas to the PLACE OF BEGINNING

Save and except 1.07 acres out of the Southeast Quarter (SE1/4) of Section 14, Block CL, in Hale County, Texas, described by metes and bounds as follows:

BEGINNING at the Southwest corner of the tract known as the East One-half of said Section 14 and being the Southwest corner of the tract set aside to Anna Gregory in Paragraph IV of the partition deed dated January 1, 1955, executed by J.J. Hegi, et al;

THENCE, East 54 varas;

THENCE, North 0°38’ 50” West 112.2 varas;

THENCE, South 89° 54’ 20” West 54 varas; and

THENCE, South 0° 38’ 50” East 112.2 varas to the PLACE OF BEGINNING.

Property ID #: 11397

Schedule D-44

LEASE 50:

Fee Title Landowner (Landlord): Gregory, Toby Alan aka Gregory, Toby Allen and Clark, Rhonda Gayle fka Gregory, Rhonda Gayle

File No. 15000332338-050

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Toby Alan Gregory, Patricia Ann Gregory and Rhonda Gayle Clark, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated March 24, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 22, 2016 as Document No. 2016-001331, Official Public Records, Hale County, Texas, First Amendment to Wind and Easement Lease Agreement dated effective August 25, 2017, recorded October 5, 2017 as Document No. 2017-003095, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

A 231.46-acre tract, more or less, out of Blocks 3, 4, 19 and 20 and part of Blocks 2 and 21, League 3, Callahan County School Land, in Hale County, Texas, described as follows:

BEGINNING at the Southeast corner of Block 4, League 3, Callahan County School Land in Hale County, Texas;

THENCE, North 0°17’ West along the East line of Blocks 4 and 19, a distance of 984.8 varas to a point 2 feet West of a 1/2 inch pipe;

THENCE, West along the North line of Blocks 19, 20 and 21, a distance of 1326.94 varas to a 1/2 inch rod;

THENCE, South 0°17’ East 984.8 varas to a 1/2 inch pipe in the South line of League 3; and

THENCE, East 1326.94 varas to the PLACE OF BEGINNING.

Property ID #: 15100

LEASE 51:

Fee Title Landowner (Landlord): Gregory, Tom Royce and Gregory, Amy Shannon

File No. 15000332338-051

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Tom R. & Amy S. Gregory, as landowner, to Cottonwind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated August 31, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded October 27, 2009 as Document No. 2009-003670; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease by Cottonwind Farms, LLC, a Texas limited liability company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002506; Official Public Records, Hale County, Texas, Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded September 27, 2016 as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as further amended by that Memorandum Amendment to

Schedule D-45

Wind and Easement Lease Agreement dated effective August 25, 2017, recorded October 5, 2017 as Document No. 2017-003104, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres, more or less, being the Southwest Quarter (SW/4) of Section 15, Block C-L, AB 446, in Hale County, Texas.

Property ID #: 25255

LEASE 52:

Fee Title Landowner (Landlord): Gregory, Tom R. and Gregory, Amy Shannon

File No. 15000332338-052

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Tom R. & Amy S. Gregory, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated August 31, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded October 27, 2009 as Document No. 2009-003669, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, Assignee, recorded September 27, 2016 as Document No. 2016-003145; Official Public Records, Hale County, Texas, Memorandum of Amendment to Wind and Easement Lease Agreement dated September 27, 2016, by and between Tom R. Gregory a/k/a Tom Gregory and Amy Shannon Gregory a/k/a Amy S. Gregory, husband and wife, Landowner, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded November 2, 2016 as Document No. 2016-003555, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as further amended by that certain Second Amendment to Wind and Easement Lease Agreement dated April 12, 2018, by and between Tom R. Gregory a/k/a Tom Gregory and Amy Shannon Gregory a/k/a Amy S. Gregory, husband and wife, Landowner, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded April 17, 2018 as Document No. 2018-001116, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

The East 110 acres of the Northeast Quarter (NE1/4) of Section 17, Block CL, Abstract No. 449, in Hale County, Texas.

Property ID #: 27351

Tract 2:

All of the Southeast Quarter (SE1⁄4) of Section 49, Block R, Hale County, Texas, according to the map or plat thereof made by W. J. Williams, Surveyor, on December 4, 1937, recorded in Book 128, page 427, Deed Records, Hale County, Texas and consisting of 160 acres, more or less.

Property ID #: 20025

Schedule D-46

LEASE 53:

Fee Title Landowner (Landlord): Gregory, Tom R. and Gregory, Amy Shannon

File No. 15000332338-053

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Tom R. Gregory & Amy Shannon Gregory, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated December 9, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 21, 2017 as Document No. 2017-002292, Hale County Records, First Amendment to Wind and Easement Lease Agreement dated effective August 14, 2017, recorded September 15, 2017 as Document No. 2017-002916, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County Records, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Only those portions of the following Parcel located in Hale County, Texas:

Being 50 acres of land, more or less, and being all that portion of the North One-Half of Section 6, Block K, H.E. & W. T. Ry. Co. Survey, Certificate No. 481, Floyd County Abstract No. 631, Hale County Abstract No. 1630, Patent No. 169, Vol. 56 dated July 26, 1918 to J.A. Maberry, recorded in Volume 3, page 112, Patent Records, Floyd County, Texas and Vol. 2, page 362, Patent Records, Hale County, Texas lying West of the right of way of the Fort Worth & C.S.P. Ry. Co., as such right of way is described in deed dated April 30, 1927 and recorded in Vol. 53 at Page 455 in the Deed Records of Floyd County, Texas from M.D. Ramsey et ux to Fort Worth and D.S.P. Ry. Co.

Property ID #: 15078

LEASE 54:

Fee Title Landowner (Landlord): Groce, Gaylord Delynn – Tracts 1-2

Groce, Gaylord Delynn – Tract 3

Groce, Gaylord Groce and Groce, Sammie – Tract 4

Groce, Gaylord Delynn - Tract 5

File No. 15000332338-054

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Gaylord Groce, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated August 31, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded October 27, 2009 as Document No. 2009-003672, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016 and dated December 15, 2015, recorded January 27, 2006 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by unrecorded Amendment dated July 30, 2015 and Second Amendment to Wind and Easement Lease Agreement dated September 6, 2016, recorded November 2, 2016, as Document No. 2016-003560; Official Public Records, Hale County, Texas, as further amended by that certain Third Amendment to Wind and Easement Lease Agreement dated June 22, 2017, recorded July 14, 2017, as Document No. 2017-002209; Official Public Records, Hale County, Texas, as further

Schedule D-47

assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

The South 201.87 acres, more or less, of Section 2, Block CL, Abstract No. 1516, Hale County, Texas.

Tract 2:

All of Section 2, Block CL, Hale County, Texas, Except the South 201.87 acres, Hale County, Texas, containing 438.13 acres, more or less.

Property ID #: 23844, 27204

Tract 3:

The Northeast Quarter (NE1/4) of Section 13, Block CL, in Hale County, Texas, containing 160 acres more or less

Property ID #: 23778

Tract 4:

Being the Southeast Quarter (SE1/4) and the East Quarter of the Southwest Quarter (E1/4 SW1/4) (194.15 acres) of Survey No. 13, Block CL; Hale County, Texas as held on the ground and being described as follows:

Beginning at a 1” pipe found for the southeast corner of Survey No. 13, Block CL, Hale County, Texas;

THENCE, North 2648.9 feet along the east line of said Survey 13 to a 1/2” rod set at the midpoint of the east line of said Survey 13;

THENCE, S. 88° 59’ 52” W. 3284.2 feet to a 1” shaft found for the northeast corner of a 112.68 acre tract recorded in Volume 370, page 325, Deed Records, Hale County, Texas;

THENCE, S. 0° 00’ 20” W. 2501.88 feet along the east line of said 112.68 acre tract to a 5/8” rod found in the south line of said Survey 13 (as held on the ground) for the southeast corner of said 112.68 acre tract;

THENCE, S. 88° 26’ 15” E. 3285.2 feet along the south line of said Survey 13 (as held on the ground) to the POINT OF BEGINNING and containing 194.15 acres, more or less, including County roads on the south and east sides of property, Hale County, Texas.

Property ID #: 19969

Tract 5:

The West Half (W1/2) of Section 53, Block R, Abstract 413, Hale County, Texas, containing 320 acres, more or less.

Property ID #: 27951

Schedule D-48

LEASE 55:

Fee Title Landowner (Landlord): H5F, LLC

File No. 15000332338-055

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Johnny Noel and Deborah Noel, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated February 26, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 11, 2010 as Document No. 2010-000877; Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective February 25, 2017, recorded June 19, 2017 as Document No. 2017-001929; Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

All of Survey No. 55, in Block R, AB 426, Original Grantee E. L. & R.R. Ry. Co., Certificate No. 1183, Pat: John B. Foster, date of Pat: February 7, 1881, Pat. No. 40, Volume 60, Hale County, Texas.

Property ID #: 12972

Tract 2:

19.80 acres known as the North part of S.F. 11935, L. C. Claitor and T.A. White, covered by Patent No. 131, Volume 14-A, issued to G. W Mattison in Hale County, Texas described by metes and bounds as follows:

BEGINNING at a stake and mound for the N.E. Corner of Section 55, Block R;

THENCE, S. 11,900.8 vrs. to a stake for the S.E. Corner of said Section 55;

THENCE, E. 61.5 vrs. to a point in center of lane; and

THENCE, N. 0°10’6” W. 1900.8 vrs. to point in center of lane; THENCE, W. 56 vrs. to the PLACE OF BEGINNING.

Property ID #: 28357

LEASE 56:

Fee Title Landowner (Landlord): HCSB., Successor Trustee of the Jenna Drake Trust U/W of Alma Sharp;

HCSB., Successor Trustee of the Karon Beth Drake Trust U/W of Alma Sharp;

HCSB., Successor Trustee of the Suzan Gay Drake Trust U/W of Alma Sharp;

Schedule D-49

HCSB., Successor Trustee of the Teresa Lou Drake Trust U/W of Alma Sharp;

HCSB., Successor Trustee of the Kyle Drake Trust U/W of Alma Sharp;

HCSB., Successor Trustee of the Jared Drake Trust U/W of Alma Sharp

File No. 15000332338-056

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by DRAKE TRUSTS Under the Will of Alma Sharp., as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated August 31, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded September 2, 2009 as Document No. 2009-003028, Hale County, Texas, Corrected by Document No. 2010-000591 Official Public Records, Hale County, Texas, recorded February 19, 2010, Hale County, Texas, and also by the Wind and Easement Lease Agreement executed by Drake Trusts Under the Will of Joe Sharp, as landowner, to Cottonwind Farms, LLC, as Grantee, dated August 31, 2009 as evidenced by Memorandum of Wind and Easement Lease Agreement recorded September 2, 2009 as Document No. 2009-003030, Hale County, Texas; as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and to Hale Wind Energy, LLC, a Delaware limited liability company, in Assignment dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective August 30, 2017, recorded September 15, 2017 as Document No. 2017-002935, Official Public Records, Hale County, Texas, and dated February 8, 2018, recorded March 6, 2018, as Document No. 2018-000641, Hale County, Texas; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

160 acres of land, more or less, being the Northwest Quarter (NW1/4) of Section 46, Block R, AB 2069, Hale County, Texas.

Tract 2:

160 acres of land, more or less, being the Northeast Quarter (NE1/4) of Section 46, Block R, AB 1492, Hale County, Texas.

Tract 3:

The West 130 acres of the Southeast Quarter (SE1/4) of Section 46, Block R, Abstract 2225, Hale County, Texas.

Tract 4:

240 acres of land, more or less, being the East Half of the Northeast Quarter (E1/2NE1/4) and the Southeast Quarter (SE1/4) of Section 9, Block R, AB 233, Hale County, Texas.

Tract 5:

240 acres of land, more or less, being the West Half of the Northeast Quarter (W1/2NE1/4) and the Northwest Quarter (NW1/4) of Section 9, Block R, AB 233 Survey, Hale County, Texas.

Tract 6:

317.975 acres of land, more or less, being the North Half (N1/2) of Section 4, Block R, AB 1524, Hale County, Texas.

Property ID #: 17101 – 19287 – 22790 – 11239 – 27493.

Schedule D-50

LEASE 57:

Fee Title Landowner (Landlord): Halbrooks, Johnnie and Parish, Larry

File No. 15000332338-057

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Larry J. Parish and Johnnie Halbrooks, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated February 22, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001142; Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Fourth Assignment of Wind and Easement Lease Agreements dated April 18, 2018, recorded April 27 2018, as Document No. 2018-001213; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated April 27, 2018, recorded May 11, 2018, as Document No. 2018-001398, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

240 acres, more or less, being the Northeast Quarter (NE1/4) and the North Half of the Southeast Quarter (N1/2 SE1/4) of Section 71, Block A-4, Abstract No. 291, in Hale County, Texas.

Save and except a 39.993-acre tract out of the South part of the North 232.2 acres of the East Half (E/2) of Section 71, Block A-4, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a point in East line of said Section 71, Block A-4, Hale County, Texas, 500.9 varas, North of the Southeast corner of said Section, for the Southeast corner of this tract, a concrete post;

THENCE, West 922.3 varas, to concrete post for Southwest corner;

THENCE, North 244.8 varas, to concrete post for Northwest corner; and

THENCE, East 922.3 varas to concrete post, in East line of Section 71, Block A-4, for the Northeast corner; THENCE, South 244.8 varas to the PLACE OF BEGINNING.

Save and except a Six (6) acre tract out of the East part of Section 71, Block A-4, Hale County, Texas, and being described by metes and bounds as follows:

BEGINNING at an old 1/2 inch rod in middle of lane, in East line of Section 71, Block A-4, and 745.7 varas North of its Southeast corner and being the Northeast corner of a 40 acre tract in name of Veteran L. J. Kitchen, deed recorded in Volume 340, page 391, of the Deed Records of Hale County, Texas;

THENCE, West at 7.3 varas pass concrete post, in all 81.9 varas to 5/8 inch steel rod for Southwest corner of this tract;

THENCE, North 413.3 varas to 5/8-inch steel rod, in the Northwest corner of this tract;

Schedule D-51

THENCE, East 81.9 varas to 5/8-inch steel rod in East line of Section 71; and

THENCE, South 413.3 varas to PLACE OF BEGINNING.

Also, save and except a 0.26-acre tract out of the East part of Section 71, Block A-4, Hale County. Texas, described as follows:

BEGINNING at a 5/8-inch steel rod 745.7 varas North and 81.9 varas West of the Southeast corner of Section 71, Block A-4, Hale County, Texas;

THENCE, North along the West line of a 6.0-acre tract, 413.3 varas to a 5/8 inch steel rod;

THENCE, West 3.6 varas to a point;

THENCE, South 413.3 varas to a point; and

THENCE, East 3.6 varas to the PLACE OF BEGINNING.

Property ID #: 15243

LEASE 58:

Fee Title Landowner (Landlord): Halbrooks, Johnnie and Halbrooks, John Jr.

File No. 15000332338-058

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Johnnie Halbrooks and John Halbrooks, Jr., as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated February 22, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement dated February 22, 2009, recorded April 1, 2010 as Document No. 2010-001140; Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508; Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, dated December 15, 2015, recorded January 21, 2016, as Document No. 2016000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective February 21, 2017, recorded September 15, 2017 as Document No. 2017-002931, Hale County, Texas; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

80 acres of land out of Survey No. 73, Block A-4, Hale County, Texas, described as follows:

BEGINNING at a point in the East line of said Section No. 73, Block A-4, same being the Southeast corner of a tract set aside to A. S. Cates under partition proceedings, and being 22,807.2 varas South and 3,801.6 varas East of the Southwest corner of Section No. 2, Block A-1, otherwise known as the “Bottle Corner”;

THENCE, West with the South line of the 107 acre tract set aside to A. S. Cates as aforesaid, 796 vara to the Southwest corner of same for the Northwest corner of this tract;

THENCE, South 192.9 varas, same being the Southeast corner of the tract set aside to Lillie P. Lockwood in said partition proceedings, also the most Easterly Northwest corner of this tract;

Schedule D-52

THENCE, West with the South line of said Lillie P. Lockwood tract 154.4 varas to the Northeast corner of the 160 acre survey set aside to Arabella Allingham in said partition, also the most Westerly Northwest corner of this tract;

THENCE, South with the East line of said Arabella Allingham tract, 314.7 varas to a point;

THENCE, East 710.8 varas, pass the Northwest corner of the survey set aside to Frank L., Ellen and Katherine G. Fitzsimons in said partition proceedings, in all 950.4 varas, for the Southeast corner of this survey; and

THENCE, North with the East line of said Section No. 73, a distance of 507.6 varas to the PLACE OF BEGINNING.

Tract 2:

186 acres of land out of Survey No. 73, Block A-4, Hale County, Texas, described as follows:

BEGINNING at a point, the Northwest corner of said Section 73, located 1900.8 varas East and 20,908.8 varas South of the Southwest corner of Section No. 2, Block A-1, otherwise known as “Bottle Corner.”

THENCE, South with West line of said Section 73, a distance of 950.4 varas to a point in the West line of said Section 73, for the Southwest corner of this survey;

THENCE, East with the North line of a 160 acre tract owned by Arabella Allingham, at 950.4 varas pass Northeast corner of said Allingham tract, in all 1104.8 varas for the Southeast corner of this tract;

THENCE, North 950.4 varas to a point in the North line of said Survey No. 73, for the Northeast corner of this survey; and

THENCE, West 1104.8 varas to the Place of Beginning.

Property Tax ID #: 27085

LEASE 59:

Fee Title Landowner (Landlord): Hamilton, Mavis Pauline, as to 1⁄2 interest; and

The Aubrey W. Howell and Jewell H. Howell Revocable Living Trust, as to a 1⁄2 interest

Howell, Aubrey W. and Howell, Jewell H. (Life Estate in 1⁄2 interest)

File No. 15000332338-059

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Pauline Hamilton and Aubrey W. & Jewell H. Howell Revocable Living Trust, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated January 27, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000595, Hale County, Texas; as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreement dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective January 26, 2017, recorded July 21, 2017 as Document No. 2017-002297, Hale County, Texas; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as

Schedule D-53

recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

153.76 acres of land, being all of the NE/4 of Section 53, Block R, Abstract 413, Hale County, Texas,

Save and except a tract of land containing 6.24 acres, previously conveyed to Mark Sistrunk and Becky Sistrunk, said excluded tract or parcel of 6.24 acres, more or less, being more particularly described as follows:

Being a 6.24 acre tract out of the northwest part of the northeast quarter of Survey No. 53, Block R, Hale County, Texas, as held on the ground:

BEGINNING at a spike set in the centerline of FM Highway No. 37 and in line with a fence to the south for the Northwest corner of the Northeast quarter (NE/4) of Survey 53, Block R, Hale County, Texas, as held on the ground, said rod being 2638 feet west of the intersection of roads at the Northeast corner of said survey, as held on the ground, and 2630 feet east of the intersection of roads a the Northwest corner of said survey, as held on the ground;

THENCE, East 657.63 feet along the north line of said survey to a set spike;

THENCE, S. 4° 00’ 20” W. 448.1 feet to a 1⁄2 inch steel rod;

THENCE, N. 85° 45’ 40” W. 824.6 feet to a 1⁄2 inch steel rod set in said fence; and

THENCE, N. 0° 29’ 39” W, 400.85 feet along said fence to the POINT OF BEGINNING.

Property ID #: 24700, 37888

LEASE 60 Intentionally Deleted

LEASE 61:

Fee Title Landowner (Landlord): Haney, Tommy D., as his sole and separate property

File No. 15000332338-061

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Ella Jane Haney, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated April 28, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001586, Hale County, Texas; as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and to Hale Wind Energy, LLC, a Delaware limited liability company, dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Hale County, Texas; as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective April 27, 2017, recorded November 2, 2017 as Document No. 2017-003399, Hale County, Texas; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

The East 40.9 acres, more or less, of the Southeast Quarter (SE1/4) of Section 46, Block R, Abstract 2225, Hale County, Texas, as held on the ground,

Schedule D-54

BEGINNING at a pipe set in ground in centerline of County Road running West and being the Northeast corner of Section No. 5, Block C.L. as determined by judgment in E. L. Fisher et al vs. T. H. Rosser et al, No. 6559 of the District County of Hale County, Texas;

THENCE, N. 0°47’10” W. at 887.2 varas pass pipe in ground in all 898.9 varas to 3⁄4 inch pipe in ground;

THENCE, S. 87°28’10” W. 259.3 varas to pipe by corner post;

THENCE, S. 0°54” E. along fence 888.4 varas to point in the middle lane in North line of Section No. 5, Block C.L. as described in the above mentioned judgment; and

THENCE, N. 89°48’20” E. 257.5 varas and containing 40.9 acres of land out of the East part of the Southeast Quarter of Section No. 46, Block R, Hale County, Texas.

Property ID #: 13557

Tract 2:

297.5 acres of land, more or less, being the South Half (S1/2) of Section No. 45, Block R, Abstract 289, Hale County, Texas, described as:

BEGINNING at a 5/8 inch steel rod set under north-south fence, in line with centerline of County Road running east and being at the intersection of the true south line of Section No. 46, Block R, with the East line of Section No. 5, Block C.L. and 61.7 varas south of 1/2 inch pipe for its northeast corner as determined in judgment in case of E. L. Fisher Et Al vs. T. H. Rosser Et AI, No. 6559 of the District Court of Hale County, Texas;

THENCE, S. 89°45’20” E. along center-line of County Road and common line between Section No. 45, Block R and Section No. 4, Block C.L. 1756.2 varas to 3/4 inch pipe set at intersection of county roads east-west and north, the southeast corner of Section No. 45, Block R;

THENCE, N. 0°22’30” E. along center-line of County Road and the east line of Section No. 45, a distance of 953.5 varas to 3/4 inch pipe;

THENCE, N. 89°54’50” W. along old fence tract, at 1392 varas pass 6.7 varas north of irrigation well, in all 1775.4 varas to pipe in east line of Section No. 46, Block R, as held, and from which pipe in ground bears north 11.7 varas;

THENCE, S. 0°47’10” E. at 887.2 varas pass 1/2 inch pipe, the northeast corner of Section No. 5, Block C.L. as determined in the above mentioned judgement of the District Court, in all 948.6 varas to PLACE OF BEGINNING; and

containing 297.5 acres of land and being the South Half (S1/2) of Section No. 45, Block R as held on the ground.

Property ID #: 15736

Schedule D-55

LEASE 62:

Fee Title Landowner (Landlord): Harlan Brothers Land, Inc.

File No. 15000332338-062

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Harlan Brothers Land, Inc., as landowner, to Cottonwind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated March 31, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001591; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements by Cottonwind Farms, LLC, a Texas Limited Liability Company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective March 30, 2017, recorded June 19, 2017 as Document No. 2017-001924, Hale County, Texas; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

633.73 acres of land, more or less, being all of Section 12, Block R, AB 1560 and 2324, Hale County, Texas, Save and Except a 3-acre tract which is described by metes and bounds as follows:

BEGINNING at a 12 inch spike set in the East line of Section 12 and in the center of F.M. Highway 400, for the Northeast corner of this tract, a 1/2 inch steel rod found at the Northeast corner of Section 12 bears North 3552.80 feet;

THENCE, South, along the East line of Section 12 and in the center of F.M. Highway 400, a distance of 273.71 feet to a 12 inch spike set for the Southeast corner of this tract;

THENCE, West, at 50.00 feet pas a 1/2 inch steel rod set in the West right-of-way of F.M. 400 continuing a distance of 477.44 feet to a 1/2 inch steel rod set for the Southwest corner of this tract;

THENCE, North a distance of 273.71 feet to a 1/2 inch steel rod set for the Northwest corner of this tract; and

THENCE, East, at 427.44 feet pass a 1/2 steel rod set in the West right-of-way of F.M. 400, continuing a distance of 477.44 feet to the POINT OF BEGINNING.

Property ID #: 14670-(S/2 & NW/4 Sec. 12)

Property ID #: 21850 (NE/4 Sec. 12)

LEASE 63:

Fee Title Landowner (Landlord): Harlan Family Farms, Inc.

File No. 15000332338-063

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Harlan Family Farms, Inc., as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated April 26, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001575; Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor,

Schedule D-56

and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective April 25, 2017, recorded October 5, 2017 as Document No. 2017-003098; Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

163.51 acres of land, more or less, out of the Northeast part of Section 7, Block CL, AB 419, Hale County, Texas, described as follows:

Beginning at a 1/2” iron rod set in public road for the Northwest corner of a 315.8 acre tract out of the Northwest part of Section 6, Block CL, Hale County, Texas, as recorded in Vol. 192, page 384, Hale County Deed Records, said rod being 5233.5 feet (called 1884 varas) South 89° 46’ 40” West of a nail found in the centerline of F.M. Highway No. 400 for the Northeast corner of said 315.8 acre tract;

THENCE, South 0° 07’ 50” West along the West line of said 315.8 acre tract, at 2616.43 feet (called 946.2 varas) pass a 1 1⁄4” iron pipe found for the Southwest corner of said 315.8 acre tract,

THENCE, 2648.13 feet to a set 1⁄2” rod, from which a 5/8” rod found in the North line of Section 8, Block CL, as held been held on the ground and being the Southeast corner of said Section 7 and the Southwest corner of said Section 6, Block CL by agreement bears South 0° 07’ 50” West 2648.13 feet;

THENCE, South 89° 44’ 36” West 2687.98 feet to a 1/2” rod, set in the remains of an old fence (the true half section line);

THENCE, North 0° 05’ 23” East 2649.76 feet along said fence remains to a 1⁄2” rod set in the agreed boundary line for the North line of said Section 7 and the South line of Section 44, Block R (boundary line agreement recorded in Vol. 124, page 126, Hale County Deed Records) for the Northeast corner of the Northwest Quarter (NW1/4) of said Section 7 as recorded in Vol. 125, page 153, Hale County Deed Records;

THENCE, North 89° 46’ 40” East 2689.84 feet along public road to the POINT OF BEGINNING.

Property ID #: 23525

LEASE 64:

Fee Title Landowner (Landlord): Hall, Deborah

File No. 15000332338-064

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Deborah Hall, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated January 15, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000574, Hale County, Texas; as Assigned to Hale Community Energy, LLC, a Texas limited liability company, dated September 9, 2013, in Assignment of Wind and Easement Lease Agreements, recorded July 24, 2015, as Document No. 2015-002508, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, Third Assignment of Wind and Easement Lease Agreements dated August 4, 2016, in Assignment of Wind and Easement Lease Agreements, recorded September 27, 2016, as Document No. 2016-003145; Official Public Records, Hale County, Texas, as amended by Memorandum of Amendment to Wind and Easement Lease Agreement dated effective January 14, 2017, recorded September 15,

Schedule D-57

2017 as Document No. 2017-002910 Hale County, Texas; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being the East Half (E1/2) of Section 46, Block A-4, AB-1311, Hale County, Texas.

Property ID #: 25161

LEASE 65:

Fee Title Landowner (Landlord): Harmon, Scott

File No. 15000332338-065

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Guy Bartlett, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated January 22, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000566, Hale County, Texas; as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective January 21, 2017, recorded November 2, 2017 as Document No. 2017-003389, Hale County, Texas; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres of land, more or less, being the Northeast Quarter (NE1/4) of Section 16, Block D-8, Abstract 2122, Hale County, Texas.

LEASE 66:

Fee Title Landowner (Landlord): Harris, Landon and Harris, Lindsey

File No. 15000332338-066

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Kevin L. Lester and Amy Lester, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated June 15, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded August 26, 2010 as Document No. 2010-003159, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508; Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment

Schedule D-58

to Wind and Easement Lease Agreement dated effective June 14, 2017, recorded September 15, 2017 as Document No. 2017-002930, Hale County, Texas; as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

5 acres of land, more or less, out of the Southeast corner of a 40-acre tract (said 40 acre tract recorded in Volume 816, Page 535 Hale County Deed Records) out of the East part of Section 71, Block A-4, Hale County, Texas, described as follows:

BEGINNING at a 1/2” rod set for the Southeast corner of said 40 acre tract, said rod being in the East line and 500.0 varas (1391.39 feet) North of a 5/8” rod found for the Southeast corner of Section 71, Block A-4, Hale County, Texas, said beginning 1/2” rod also being 678.73 feet (called 244.8 varas = 680’) South of a 1/2” rod found for the Northeast corner of said 40 acre tract and the Southeast corner of a 6 acre tract (Vol. 817, Page 765 Hale County Deed Records);

THENCE, North 435.6 feet along the East line of said Section 71 to a set 1/2” rod;

THENCE, North 89°57’ W. 500 feet to a set 1/2” rod;

THENCE, South 435.6 feet to a 1/2” rod set under a fence in the South line of said 40 acre tract; and

THENCE, South 89°57’ E. (called East), 500 feet along the South line of said 40 acre tract to the POINT OF BEGINNING.

Property ID #: 77810

LEASE 67:

Fee Title Landowner (Landlord): Hatch, Tim and Hatch, Tommie, solely as Co-Trustees and not individually, of the Tim and Tommie Hatch Trust U/I/D 5-12-17

File No. 15000332338-067

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Tim Hatch and Tommie Hatch, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated June 7, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 1, 2010 as Document No. 2010-002413; Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016, as Document No. 2016-000318, Hale County, Texas; as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective June 6, 2017, recorded December 4, 2017 as Document No. 2017-003708, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

640 acres of land, more or less, being all of Section 1, Block R, of EL& R.R. Survey, in Hale County, Texas.

Property ID #: 23786

Schedule D-59

LEASE 68:

Fee Title Landowner (Landlord): Hatch, Tim and Hatch, Tommie, solely as Co-Trustees and not individually, of the Tim and Tommie Hatch Trust U/I/D 5-12-17

File No. 15000332338-068

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Tommie Ann Hatch, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated June 7, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 1, 2010 as Document No. 2010-002414; Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective June 6, 2017, recorded December 4, 2017 as Document No. 2017-003707; Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

640 acres of land, more or less, being all of Section 3, Block R of H.E. & W. T. E. L. & R.R. Survey Hale County, Texas.

Property ID #: 23201

LEASE 69:

Fee Title Landowner (Landlord): The Estate of Bill John Hegi and Sandra Sue Hegi, as to Tract 1;

The Estate of Bill John Hegi, as to Tract 2; and

The Estate of Bill John Hegi and Sandra Sue Hegi, as to Tract 3.

File No. 15000332338-069

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Bill John Hegi Estate and Sandra Hegi, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated December 3, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000598; Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and to Hale Wind Energy, LLC, a Delaware limited liability company, in Assignment dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that certain unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as further amended by that certain Second Amendment to Wind and Easement Lease Agreement dated effective December 2, 2016, recorded November 2, 2017 as Document No. 2017-003390 Official Public Records, Hale County, Texas, and recorded May 25, 2018 as Document No. 2018-001539; Official Public Records,

Schedule D-60

Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

246 acres of land, more or less, being the East 130 acres of the Southeast Quarter (SE1/4), the East 26 acres of the West 130 acres of the Southwest (SW1/4), the West 30 acres of the Southeast Quarter (SE1/4) and the East 30 acres of the Southwest Quarter (SW1/4), all in Section 19, Block CL, AB 448, Hale County, Texas.

Property ID #: 27432

Tract 2:

68.8 acres of land, more or less, out of the West Half (W) of Section 12, Block CL, AB 1464, Hale County, Texas described as follows:

BEGINNING at 5/8 inch steel rod set in road and 995.2 varas N 0° 13’ 50” W of the Southwest corner of said Section 12;

THENCE, N 89° 56’ 50” E. along a fence, a distance of 958.6 varas to corner of fence;

THENCE, N. 0° 45’ 50” E., a distance of 404.9 varas to a 5/8 inch steel rod at corner of fence;

THENCE, S. 89° 50’ W. along fence, a distance of 965.6 varas to a 5/8 inch steel rod set in road and West line of Section 12;

THENCE, S. 0° 13’ 50” E. 403.0 varas to the PLACE OF BEGINNING.

Property ID #: 25125

Tract 3:

162.9 acres of land, more or less, being described as the Southwest Quarter (SW1/4) or the Southwest part of Section 12, Block CL, AB 1977 and described by metes and bounds as follows:

BEGINNING at a 5/8 inch steel rod at the Southwest corner of said Section 12;

THENCE, N. 89° 45’ E. along South line of Section 12 and center of road 892.5 varas to a 5/8 inch steel rod;

THENCE, N. 3° 34’ 50’’ E. along fence line, 994.1 varas to corner of fence;

THENCE, S. 89° 56’ 50 “ W. along fence, a distance of 958.6 varas to a 5/8 inch steel rod set in road and West line of said Section 12; and

THENCE, S. 0° 13’ 50’’ E. along West line of said Section No. 12 and center of road, a distance of 995.2 varas to PLACE OF BEGINNING.

Property ID #: 19170

Schedule D-61

LEASE 70:

Fee Title Landowner (Landlord): Hegi, Julia E.

File No. 15000332338-070

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Julia E. Hegi, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated September 21, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded November 4, 2010 as Document No. 2010-004036, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective September 30, 2017, recorded February 6, 2018 as Document No. 2017-000372, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Parcel 1:

256.7 acres of land, more or less, being the South part of the West Half (W1/2) of Section 31, Block R, Abstract 194, Hale County, Texas, described by metes and bounds as follows:

Beginning at the Southwest corner of Section No. 31, Block R, in center line of lanes West and North;

THENCE, North 1584 varas to point in its West line and 317 varas from its Northwest corner;

THENCE, East at 7.2 varas pass 1 1/4 inch pipe by corner post, in all along fence 919.5 varas to 1 1/4” inch pipe by corner post in fence North-South-West;

THENCE, South along fence 1589 varas to point in South line of this Section; THENCE, West 907 varas to Place of Beginning.

Parcel 2:

The North 51.3 acres of the West Half (W1/2) of Section 31, Block R, Abstract 194, Hale County, Texas.

Property ID #: 19125 and 22949

LEASE 71:

Fee Title Landowner (Landlord): Hegi, Mark and Hegi, Cheryl

File No. 15000332338-071

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Arthur E. & Betty L. Hegi, Trust, as landowner, to CottonWind Farms, LLC, a Texas limited liability company, as Grantee, dated February 18, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 11, 2010 as Document No. 2010-000876, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Assignments of Wind and Easement Lease

Schedule D-62

Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective February 17, 2017, recorded October 5, 2017 as Document No. 2017-003097, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres of land, more or less, being the Southwest Quarter (SW1/4) of Section 14, Block CL, AB 1591, Hale County, Texas, also described by metes and bounds as follows:

BEGINNING at a 1 inch pipe at the Southwest corner of Section 14, Block CL, Hale County, Texas; THENCE, North 2624.9 feet to a point;

THENCE, East 68.0 feet to a point;

THENCE, North 40.0 feet to a point;

THENCE, East 2598.6 fee to a point in the East line of West Half (W1/2) of Section 14, 2,666.1 feet to a 5/8 inch rod in the South line of said Section 14;

THENCE, West 2658.9 feet to the Place of Beginning, Save and Except a 2.52 acre tract out of the Southeast corner of the West Half (W1/2) of Section 14, Block CL, Hale County, Texas: Beginning at a 5/8 inch steel rod at the Southeast corner of the West Half (W1/2) of Section 14, Block CL, Hale County, Texas;

THENCE, N. 0° 38’ 50” W., 526.0 feet to a 3/8 inch steel rod; THENCE, West 209.0 feet to a 3/8 inch steel rod;

THENCE, S. 0° 38’ 50” E., 526.0 feet to a 5/8 inch steel rod in the South line of Section 14;

THENCE, East, 209.0 feet to the PLACE OF BEGINNING.

Property ID #: 18604

LEASE 72:

Fee Title Landowner (Landlord): Hegi, Sandra Byrd, as to an undivided 1/2 interest and Hegi, Sandra Byrd, Trustee of The Bill John Hegi Estate Trust, as to an undivided 1/2 interest, as to Tract 1; and Hegi, Sandra Byrd, as to an undivided 1/4 interest and Hegi, Sandra Byrd, Trustee of The Bill John Hegi Estate Trust, as to an undivided 1/4 interest, and Hegi, Rex, as to an undivided 1/2 interest, as to Tract 2

File No. 15000332338-072

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by the Bill John Hegi Estate and Rex Hegi, as landowner, to CottonWind Farms, LLC, a Texas limited liability company, as Grantee, dated December 3, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000597, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318,

Schedule D-63

Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective December 2, 2016, recorded November 2, 2017 as Document No. 2017-003391, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

424 acres of land, more or less, being the North Half of the (N1/2) and the West 104 Acres, more or less, of the Southwest Quarter (SW1/4) of Section 19, Block CL, AB 448, in Hale County, Texas.

Property ID #: 24096

Tract 2:

162 acres of land, more or less, being the North part of the West Half (W1/2) of Section 14, Block CL, AB 1591, in Hale County, Texas, as deeded to H. A. Hegi in the partition Deed December 7, 1966 and recorded in Vol. 469, Page 619, Deed Records, Hale County, Texas described by metes and bounds as follows: Beginning at a point in the West line and 2624.9 feet North of the Southwest corner of Section 14, Block CL, Hale County, Texas;

THENCE, North 2672.9 feet to a 5/8 inch rod at the Northwest corner of said Section 14;

THENCE, East 2674.2 feet to a 5/8 inch rod at Northeast corner of the West Half of said Section 14;

THENCE, South 0°10’ West along the East line of the West Half of said Section 14, a distance of 2636.1 feet to a point; THENCE, West 2598.6 feet to a point;

THENCE, South 40 feet to a point; and

THENCE, West 68 feet to the PLACE OF BEGINNING.

Property ID #: 115973

LEASE 73:

Fee Title Landowner (Landlord): Hegi, Rex Andrew and spouse, Hegi, Becky Lynn

File No. 15000332338-073

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Rex Hegi and Becky Hegi , landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, December 3, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000596, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015 as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective December 2, 2016, recorded October 5, 2017 as Document No. 2017-003106, Hale

Schedule D-64

County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

80 acres, more or less, being the North Half of the Northwest Quarter (N1/2 NW1/4) of Section 12, Block CL, El & RR Ry, Company Survey, T.T. Fisher Original Grantee, Certificate No. 950, Abstract No. 2379, Patent No. 331, Volume 37-A, dated December 12, 1927, Hale County, Texas.

Property ID #: 26300

LEASE 74:

Fee Title Landowner (Landlord): Hopper, Norman W. and Hopper, Marjorie L.

File No. 15000332338-074

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Norman W. Hopper and Marjorie L. Hopper, husband and wife, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated February 14, 2018, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 6, 2018, as Document No. 2018-000643, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres of land, more or less, being all of the Northwest Quarter (NW1/4) of Section 14, Block K, Abstract No. 1450, Baird Original Grantee, Patent No. 523, Volume 34, dated August 19, 1907, Certificate No. 485, in Hale County, Texas.

Property ID #: 13968

LEASE 75:

Fee Title Landowner (Landlord): Hopper, Ronnie N., as to Tract 1; Hopper, Ronnie N. and Hopper, Nena A., as to Tract 2; and Hopper, Ronnie N. and Hopper, Nena, as to Tract 3

File No. 15000332338-075

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Ronnie N. Hopper and Nena Hopper a/k/a Nena A. Hopper, husband and wife, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated February 14, 2018, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 6, 2018, as Document No. 2018-000642, Hale County, Texas; as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale

Schedule D-65

Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Only those portions of the following Parcels located in Hale County, Texas:

Tract 1:

Being 480 acres of land, more or less, being all of the land in the East Half (E1/2) and the Southwest Quarter (SW1/4) of Section No. 14, H E & W T Block K, W. L Baird, Original Grantee, Certificate No. 485, Abstract No. 1450, Patent No. 523, Volume 34, dated August 19, 1907, Less and Except Railroad Right of Way to Ft. Worth and Denver Railway Company, described in Instrument dated July 13, 1928, recorded in Volume 90, Page 7 of the Deed Records of Hale County, Texas.

Property ID #: 10333

Tract 2:

Being 160 acres of land, more or less, and being the Northwest Quarter (NW1/4) of Section 15, Block K, EL & RR Co. Survey, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a 3/8-inch iron rod found for the Northwest corner of Section 15, Block K, said 3/8-inch rod being under a North-South fence and a fence to the East;

THENCE, South 0° 05’ 12” West 2637.47 feet to a 3/8-inch iron rod set for the Southwest corner of this tract;

THENCE, North 89° 59’ 22” East 2636.12 feet to a 3/8-inch iron rod set for the Southeast corner of this tract;

THENCE, North 0° 12’ 39” East 2651.03 feet to a 3/8 inch rod set for the Northeast corner of this tract, from whence a 3/8 inch rod set at the centerline of a “T” road intersection bears North 89° 41’ 44” East 2641.93 feet and a found angle iron bears North 89° 41’ 44” East 2641.93 feet and South 89° 52’ 47” East 5295.50 feet;

THENCE, South 89°41’44” West 2641.93 feet to the PLACE OF BEGINNING.

Together with an easement described a follows: A Tract of land running North and South located in Hale County, Texas, described as follows: The West 30 feet of the Southwest Quarter (SW1/4) of Section 15, Block K, EL &RR Ry. Company Survey, Cert. No. 420, Abstract No. 970, Patent 167, Volume 45, dated January 1, 1879, Hale County, Texas.

Property ID #: 21362

Tract 3:

Being 160 acres of land, more or less, and being the Southwest Quarter (SW1/4) of Survey 1, Block K. T. W. N. G. Ry. Co., Certificate No. 0/517, Floyd County Abstract No. 273, Hale County Abstract No. 1050, Patent No. 43, Volume 64 dated June 6, 1903, recorded Volume 3, Page 363, Patent Records, Floyd County, Texas, Floyd and Hale Counties, Texas, and being property conveyed by Broadway Church of Christ, Lubbock, Texas to Everett Miller and wife, Lucille Miller by Deed dated March 16, 1967, recorded in Volume 178, Page 358, Deed Records, Floyd, Texas, more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron pipe found at the Southwest corner of said Section 1, Block K and the Southwest corner of this tract;

THENCE, North 00°17’34” East along the West line of said Section 1, Block K , a distance of 2658.04 feet to a 3/8-inch iron rod found at the Northwest corner of this tract;

THENCE, East a distance of 2643.62 feet to a 1-inch iron pipe found at the Northeast corner of this tract;

Schedule D-66

THENCE, South 00°17’34” West a distance of 2658.04 feet to a 1/2-inch iron rod with cap set in the South line of said Section 1 for the Southeast corner of this tract; and

THENCE, West along said Section 1 a distance of 2643.62 feet to the POINT OF BEGINNING.

Property ID #: 13915 (Hale)

LEASE 76:

Fee Title Landowner (Landlord): Hopper, Ronnie N. and Hopper, Norman, as to Tract 1; and Hopper, Norman Wayne and Hopper, Ronnie Newton, as to Tract 2

File No. 15000332338-076

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Ronnie N. Hopper a/k/a Ronnie Newton Hopper and Nena Hopper, husband and wife, and Norman Hopper a/k/a Norman Wayne Hopper and Marge Hopper, husband and wife, as landowner, to Hale Wind Energy, a Delaware limited liability company, as Grantee, dated February 14, 2018, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 6, 2018, as Document No. 2018-000644, Hale County Records, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County Records, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Only those portions of the following Parcels located in Hale County, Texas:

Tract 1:

160 acres of land, more or less, and being all of the Northwest Quarter (NW1/4) of Section 1, Block K, Hale and Floyd Counties, Texas.

Property ID #: 17473

Tract 2:

163.2 acres of land, more or less, being all of the Northwest Quarter (NW1/4) of Survey 13, Block K, Hale and Floyd Counties, Texas,

Save and except that portion of land as set out in Deed By Robert B. Sherwood to the Ft. Worth-Denver South Plains Railway Co., by a deed dated, September 15, 1927, and is recorded in Volume 53, page 453, Deed Records of Floyd County Texas, more particularly described as follows: a strip of land 200 feet in width, said strip being 100 feet wide on each side of the center line of the Fort Worth and Denver South Plains Railway Company as now fixed and located on the ground, and extending Southwesterly from the North line of the West line of said Section 13. The located centerline of the said Forth Worth and Denver South Plains Railway Company crosses the North line of said Section 13, approximately 1656.4 feet East from its Northwest corner, and extends Southwesterly in a straight line across Section 13, to an intersection with its West line approximately 3351.1 feet South from Northwest corner.

Property ID #:16193

Tract 3: Intentionally Deleted.

Schedule D-67

Tract 4: Intentionally Deleted.

LEASE 77 Intentionally Deleted

LEASE 78:

Fee Title Landowner (Landlord): Houchin, Gary Wayne

File No. 15000332338-078

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Anita June Houchin, as landowner, to Cottonwind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated March 10, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 11, 2010 as Document No. 2010-000880; Official Public Records, Hale County, Texas, Assignment and Assumption of Lease Agreement executed by Gary Wayne Houchin, Independent Executor of the Estate of Anita June Houchin, as Assignor and Gary Wayne Houchin and Harvey Dan Houchin, as Assignee dated effective January 17, 2012, recorded March 14, 2012 as Document No. 2012-001275; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements by Cottonwind Farms, LLC, a Texas Limited Liability Company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002506; Official Public Records, Hale County, Texas, Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded September 27, 2016 as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective March 9, 2017, recorded June 12, 2017 as Document No. 2017-001828, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

641.9 acres, more or less, being all of Section 8, in Block R, AB 1458, Hale County, Texas, also described by metes and bounds as follows:

BEGINNING at a railroad spike set 5.25 feet North of the centerline of a paved county road, for the Southwest and beginning corner of Section 8, Block R, Hale County, Texas;

THENCE, North 0° 11’ 58” East at 44.75 feet pass a 3/8 iron rod set on the North R.O.W. line of said county road, continuing for a total distance of 5280.0 feet to a 3/8” iron rod set for the Northwest corner of Section 8, Block R;

THENCE, South 89° 59’ 41” East, 5309.54 feet to a found 5/8” iron rod for the Northeast corner of Section 8, Block R; and

THENCE, South 0° 22’ 19” West at 5218.8 feet pass a 3/8” iron rod set on the North R.O.W. line of said county road, continuing for a total distance of 5268.8 feet to a found railroad spike in the centerline of said county road for the Southeast corner of this tract; and

THENCE, South 89° 52’ 59” West, 5293.74 feet to the PLACE OF BEGINNING.

Property ID #: 26947

Schedule D-68

LEASE 79:

Fee Title Landowner (Landlord): Houchin, Gary and Houchin, Mary Alice

File No. 15000332338-079

LEASEHOLD AND EASEMENT ESTATE to be created by the Wind and Easement Lease Agreement executed by Gary and Mary Alice Houchin, as landowner, to Cotton Wind Energy, LLC, a Texas Limited Liability Company, as Grantee, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 21, 2017 as Document No. 2017-002291; Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective July 24, 2017, recorded August 16, 2017 as Document No. 2017-002553, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

319.55 acres of land, more or less, being the West Half (W1/2) acres of Section 3, Block CL, Hale County, Texas, and being described as follows:

BEGINNING at a 3/8” pipe found in the center of roads for the northwest corner of Section 3, Block CL, Hale County, Texas (as held);

THENCE, South 0° 02’ 35” East 5279,92 feet along center of public road and its projection to a 1/2” pipe found in ditch on the east side of said road for the southwest corner of said Section 3 (as held), from which a 1/2” rod found on the west side ditch on west side of said road for the northwest corner of a 81.4 acre tract recorded in Vol., 867, page 546, Hale County Deed Records, out of the northwest part of Section 12, Block CL (as held) bears South 89° 55’ 40” west 51.1 feet;

THENCE, North 89°55’40” east 2635.95 feet along the south line of said Section 3 (as held) and the north line of said 81.4 acre tract to a 3/4” pipe found for the northeast corner of said 81.4 acre tract and the northwest corner of a 154.85 acre tract out of the northeast part of said Section 12, as recorded in Vol. 809, page 575, Hale County Deed Records;

THENCE, North 89°52’57” East 7.05 feet along the north line of said 154.85 acre tract to a 1/2” rod set for the midpoint of the south line of said Section 3 (as held);

THENCE, North 0°05’18” West along half line of said Section 3, at 2530.82 feet pass a 1/2” rod set at the mid-point of said half line, in all 5261.65 feet to a 1/2” rod set in public road for the mid-point of the north line of said Section 3 (as held) from which a 1/2” rod set on the south side of said road bears South 0“05’18” East 25 feet; and

THENCE, North 89°40’35” West 2638.86 feet along public road to the POINT OF BEGINNING,

and containing 319.55 acres, including public roads on the north and west sides, in Hale County, Texas.

Property ID #: 79385

Schedule D-69

LEASE 80:

Fee Title Landowner (Landlord): Houchin, Gary and wife, Houchin, Mary Alice

File No. 15000332338-080

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by, Gary Houchin as landowner, to Cottonwind Farms, LLC, as Grantee, dated March 8, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 11, 2010 as Document No. 2010-000879, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, Assignee, recorded September 27, 2016 as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated effective March 2, 2017, recorded August 16, 2017 as Document No. 2017-002552, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

All of the South 153.4 acres, more or less, of the Southeast One-Fourth (SE1/4) of Section 16, Block R, Hale County, Texas.

Property ID #: 15658

Tract 2:

320 acres of land, more or less, being the West Half (W/2) of Section 2, Block “R”, H.E. & W.T.R.R. Co. Survey, Abstract No. 1460, Certificate No. 417, Patent No. 587, Vol. 53, dated October 15, 1917, Hale County, Texas.

Property ID #: 14073

LEASE 81:

Fee Title Landowner (Landlord): Houchin, Gary and wife, Houchin, Mary Alice, as to Tract 1; and Houchin, Gary aka Houchin, Gary Wayne and Houchin, Mary A., as to Tract 2

File No. 15000332338-081

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Gary Houchin, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated November 4, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded January 13, 2011 as Document No. 2011-000128, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504; Official Public Records, Hale County, Texas, s further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded

Schedule D-70

Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective September 27, 2017, recorded November 16, 2017 as Document No. 2017-003535, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

320 acres of land, more or less, being the West Half of Section 36, Block R, Abstract No. 1501, in Hale County, Texas.

Property ID #: 20698

Tract 2:

320 acres of land more or less, being All of the South Half (S1/2) of Survey No. 33, in Block R, located by virtue of Certificate 914, issued to E. L. & R. R. Ry. Co., Hale County, Texas, which is the land conveyed by James L. Line and wife, Doretha Jean Line to C. R. Moore by deed dated January 2, 1973, and recorded in Book 547, page 319, Deed Records, Hale County, Texas.

Property ID #: 22547

LEASE 82:

Fee Title Landowner (Landlord): Hunt, David W. and Hunt, Cynthia G., as to Tract 1; and Hunt, David, as to Tract 2

File No. 15000332338-082

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by David Hunt, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated January 22, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000575, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement dated effective April 12, 2018, recorded April 17, 2018 as Document No. 2018-001118, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and

Schedule D-71

the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

107.28 acres, more or less, out of that part of the West 116 acres of the South Half of Section 16, Block D-8, Abstract No. 1617, in Hale County, Texas, (deed recorded in Vol. 842, Page 203, Hale County Deed Records), that is not in conflict with the East 204 acres of the South Half of said Section (deed recorded in Vol. 842, Page 201, Hale County Deed Records, being described as follows:

BEGINNING at a 1/2” rod set in the North right of way line of F.M. Highway No. 54 (highway deed recorded in Vol. 148, Page 6, Hale County Deed Records), said rod being in the West line and 50 feet North 0°02’15” East of a nail found in the centerline of said highway for the Southwest corner of Section 16, Block D-8, Hale County, Texas;

THENCE, North 89°48’ East 309 feet along said highway right of way line to a set 1/2” rod;

THENCE, East 504.88 feet continuing along said highway right of way line to a 5/8” rod found in the West line of a 1.303-acre tract as recorded in Vol. 676, Page 731, Hale County Deed Records;

THENCE, North 18°38’59” East 273.08 feet to a fence corner for the Northwest corner of said 1.303-acre tract;

THENCE, North 89°40’51” East 89.75 feet to a fence corner for the Northeast corner of said 1.303-acre tract;

THENCE, South 15°09’14” East 268.58 feet to a 5/8” rod found in the North right of way line of said highway;

THENCE, East 788.09 feet along said highway right of way line to a 1/2” rod set in the West line of said East 204 acres of the South Half of said Section 16;

THENCE, North 0°05’13” West 2554.26 feet along the West line of said East 204 acres to a 1/2” rod set in the North line of the South Half of said Section 16 for the Northwest corner of said 204 acres;

THENCE, North 89°59’45” West 1843.72 feet along the North line of the South Half of said Section 16 to a 1/2” rod set at the midpoint of the West line of said Section 16;

THENCE, South 0°02’15” West 2555.48 feet along the West line of said Section 16 to the POINT OF BEGINNING.

Property ID #: 10552

Tract 2:

1.303 acres, more or less, out of the Southwest part of Section 16, Block D-8, Abstract No. 1617, in Hale County, Texas:

COMMENCING at a nail found for the Southwest corner of Section 16, Block D-8, Hale County, Texas, said nail being 5 feet East of the projection of a fence to the North;

THENCE, East 797.0 feet along the South line of said Section 16 and the centerline of F.M. Highway No. 54 to a spike and the Point of Beginning of the herein described tract;

THENCE, North 18°38’59” East, at 52.8 feet pass a 5/8” steel rod set in the North right of way line of said highway, in all 325.85 feet to a fence corner;

THENCE, North 89°40’51” East 89.75 feet to a fence corner;

THENCE, South 15°09’14” East, at 268.58 feet pass a 5/8” steel rod set in the North right of way line of said highway, in all 320.38 feet to a spike in the South line of Section 16;

Schedule D-72

THENCE, West 277.7 feet to the POINT OF BEGINNING.

Property ID #: 15938

LEASE 83 Intentionally Deleted

LEASE 84:

Fee Title Landowner (Landlord): Jackson, Teresa Marie

File No. 15000332338-084

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by the Buchanan Trusts (A M & J F), as landowner, to Lakeview Wind Farms, LLC, as Grantee, dated October 7, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001150, Hale County Texas, as assigned by Document No. 2013-000925, Official Public Records, Hale County, Texas, recorded March 11, 2013, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements Document No. 2016-003145, Official Public Records, Hale County, Texas, recorded September 27, 2016; and as amended by Document No. 2017-000401, recorded February 9, 2017; Amendment recorded February 9, 2017 as Document No. 2017-000402; Official Public Records, Hale County, Texas, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 1, 2017, as Document No. 2017-002411, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres, more or less, being all of the South Half (S1/2) of Section 58, Block A-4, Abstract 2436, Hale County, Texas.

Property ID #: 21435

LEASE 85:

Fee Title Landowner (Landlord): Jackson, Teresa

File No. 15000332338-085

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Jackson Living Trust, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated October 7, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001149 and Amendment recorded February 9, 2017 as Document No. 2017-000402, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145; Official Public Records, Hale County, Texas, as amended by that Second Amendment to Wind and Easement Lease Agreement recorded

Schedule D-73

September 15, 2017, as Document No. 2017-002923, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres, more or less, being all of the North Half (N1/2) of Section 4, Block D-8, Abstract No. 2197, in Hale County, Texas.

Property ID #: 24659

LEASE 86:

Fee Title Landowner (Landlord): Jim Byrd Farms, INC., as to Tract 1; and Jim Byrd Farms, Inc., as to Tract 2.

File No. 15000332338-086

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Jim Byrd Farms, INC., as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated September 29, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded October 27, 2009 as Document No. 2009-003673, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned to Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by an unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015 and Second Amendment to Wind and Easement Lease Agreement dated September 6, 2016, recorded November 2, 2016, as Document No. 2016-003561; Official Public Records, Hale County, Texas, as amended by Third Amendment to Wind and Easement Lease Agreement recorded August 18, 2017, as Document No. 2017-002581, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

BEING THE WEST HALF (W1/2) (THE NORTHWEST QUARTER (NW1/4) AND THE SOUTHWEST QUARTER (SW1/4) OF SURVEY 37, BLOCK R, HALE COUNTY, TEXAS, AS HELD ON THE GROUND, CONTAINING 318.92 ACRES AND BEING DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF SURVEY 27, BLOCK R, HALE COUNTY, TEXAS, AS HELD ON THE GROUND, SAID POINT BEING 2.3 FEET S. 89° 56’ 51 “E. OF A 5/8” ROD FOUND FOR THE NORTHWEST CORNER OF SURVEY 40 (AS HELD);

THENCE, TRUE NORTH (BY GPS), AT 1 0 FEET PASS A POINT ON THE SOUTHEAST SIDE OF A TALL COLUMN PIPE FOR THE SOUTHEAST CORNER OF SURVEY 2, (AS HELD), FROM WHICH THE NORTHEAST CORNER OF SURVEY 8 (AS HELD) BEARS WEST 2.3 FEET, AT 1544.2 FEET PASS A POINT 14.3 FEET WEST OF A WELL, AT 2376.6 FEET PASS A POINT 21.7 FEET WEST OF A WELL, AT 2648.3 FEET PASS THE WEST SIDE OF A TALL COLUMN PIPE, AT 2649.4 FEET PASS A POINT 0.9 FEET WEST OF A FENCE CORNER, IN ALL 5214.61 FEET TO A 1/2” ROD SET IN THE SOUTH SIDE OF COUNTY ROAD 235 FOR THE NORTHWEST CORNER OF SAID SURVEY 37 (AS HELD) FROM WHICH A POINT IN THE NORTH SIDE OF SAID ROAD FOR THE NORTHEAST CORNER OF SAID SURVEY 2 (AS HELD) BEARS NORTH 25 FEET, MORE OR LESS;

Schedule D-74

THENCE, EAST 2640 FEET ALONG THE CENTER OF SAID ROAD TO A 5/8” ROD FOUND FOR THE NORTHEAST CORNER OF THE WEST HALF (W1/2) OF SURVEY 37 (AS HELD) FROM WHICH A 5/8” ROD FOUND FOR THE NORTHEAST CORNER OF SAID SURVEY 37 BEARS EAST 2661.7 FEET;

THENCE, S. 0° 08’ 54” W. 5277.03 FEET TO A 3/8” ROD FOUND FOR THE SOUTHEAST CORNER OF THE WEST HALF OF (W1/2) SURVEY 37 (AS HELD);

THENCE, N. 89° 56’ 51” W., AT 16.4 FEET PASS A 5/8” ROD FOUND FOR THE NORTHEAST CORNER OF THE WEST HALF (AS HELD) OF SAID SURVEY 40, IN ALL, 2626.34 FEET TO THE POINT OF BEGINNING, AND

CONTAINING 318.92 ACRES INCLUDING PART OF SAID COUNTY ROAD 235 ON THE NORTH.

Property ID #: 13096 and 27570

Tract 2:

107 acres, more or less, out of the West Half (W1/2) of Survey 16, Block CL, Certificate No. 698, T. T. Ry. Co. Survey, and being the West Half of the South Two-Thirds of the West Half (W1/2 S2/3 W1/2) of Survey 16, Hale County, Texas,

Save and except a 15 acre tract out of the Southwest part of Survey 16, Block CL, Hale County, Texas, Beginning at a 1/2 inch steel rod set at the intersection of the North right of way line of F.M. Highway No. 54 and the West line of Survey No. 16, Block CL, Hale County, Texas, from which the Southwest corner of said survey bears S. 0° 26’ 30” W. 60 feet;

THENCE, East 551 feet along the North right of way line of said highway, parallel and 60 feet North of centerline to a point of curvature;

THENCE, Northeasterly an arch length of 560.87 feet along said right of way line around a curve to the left having a radius point bearing North 5669.65 feet, and a chord bearing N. 87° 09’ 56” E. 560.74 feet to a 1/2 inch steel rod;

THENCE, North 561.57 feet to a 1/2 inch steel rod;

THENCE, N. 89° 31’ W. 1106.48 feet to a 1/2 inch steel rod set in the West line of said survey; and

THENCE, S. 0° 26’ 30” W. 598.65 feet along the West line of said survey to the POINT OF BEGINNING, and containing 15 acres.

Parcel 2

The East Half of the South Two-Thirds West Half (E1/2 S2/3 W1/2) of Survey 16, Block CL, Hale County, Texas containing approximately 1.07 acres, more or less;

Schedule D-75

Save and except a 0.05 acre tract out of the South part of the West Half (W1/2) of Survey 16, Block CL, Hale County, Texas;

BEGINNING at a 1/2 inch rod found in the North right of way line of FM 54 for the Southeast corner of the Nunn 15 acre tract recorded in Volume 1006, page 714, of the Hale County Official Public records, said rod being 60’ Northwesterly of the centerline of said highway and 87.73’ North and 1111.05’ East of the Southwest corner of Survey 16, Block CL, Hale County, Texas;

THENCE, North along the East line of said Nunn Tract, at 2 feet pass a fence concentric with said right of way in all 50 feet to a point;

THENCE, East 44.3 feel to a point in the N -S fence;

THENCE, South, at 43.78 feet pass the Southeast corner of fence, in all 45.78 feet to a point in the North right of way line of FM Highway No. 54; and

THENCE, Southwesterly an arc length of 44.5 feet along said right of way around a curve to the right having a radius of 5669.65 feet and a chord bearing S. 84° 33’ 21” W. 44.5 feet to the POINT OF BEGINNING.

Property ID #: 73904

LEASE 87:

Fee Title Landowner (Landlord): Jim Byrd Farms, Inc.

File No. 15000332338-087

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Jim Byrd Farms, Inc., as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated January 25, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000571, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as 2015-002508; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded April 17, 2018, as Document No. 2018-001117, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Section 10, Block D-8, Abstracts 2437 & 2467, Hale County, Texas.

Property ID #: 13096, 19481, 19679, 27570

Schedule D-76

LEASE 88:

Fee Title Landowner (Landlord): The Jo Ed Noel and Belinda Noel Revocable Living Trust

File No. 15000332338-088

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Jo Ed Noel and Belinda Noel, Trustees of the Jo Ed Noel and Belinda Noel Revocable Living Trust under instrument dated February 7, 2008, and Jo Ed Noel and Belinda Noel, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated July 15, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded September 9, 2016 as Document No. 2016-002932; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by First Amendment to Wind and Easement Lease Agreement recorded October 5, 2017, as Document No. 2017-003102, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Being 108.97 acres of land, more or less, consisting of Parcels 1, 2 and 3 as follows:

Tract 1:

Being 29.8 acres of land, more or less of which 2 acres is within the right of way of the Highway, and lying West of the railroad and out of the South 120 acres of Survey No. 3, Block L, L. E. Speed, S. F. 866, situated in Hale County, Texas, and described by metes and bounds as follows:

BEGINNING at a point in middle of paved highway, in line with old fence to East, the Southwest corner of Survey No. 3, Block L, L. E. Speed, S. F. 866;

THENCE, East 22.7 varas to point in South line of said survey and in Northwest line of railroad right of way;

THENCE, North 26°01’ East along said right of way line, 871.4 varas to a 3/8” steel rod set in middle of lane;

THENCE, West 406.7 varas to a 3/8 inch steel rod in middle of pavement in projection of lane from East and in the West line of said Survey No. 3;

THENCE, South 0°08’ East 783 varas to the PLACE OF BEGINNING;

together with all that portion of said Railroad Company’s 100.0 foot wide Branch Line right of way, being 50.0 feet wide on each side of said Railroad Company’s Main Track centerline, as originally located, upon, over and across a portion of Survey No. 3, Block L, L. E. Speed Survey, bounded on the South by the South line of said Survey No. 3 and bounded on the North by a line parallel with and 2,175 feet normally distant Northerly from the South line of said Survey No. 3.

Property ID #: 11456

Tract 2:

78.17 acres of land, more or less, and being all of the North Half of the Northeast Quarter (N1/2 NE1/4) of Section 20, Block K, T. T. Railway Company Survey, Hale County, Texas;

Schedule D-77

Save and except a 1.83 acre tract out of the Northwest part of the Northeast Quarter (NE1/4) of Survey 20, Block K, Hale County, Texas and being described as follows:

BEGINNING at a 1/2” rod set for the Northwest corner of the Northeast Quarter (NE1/4) (as held) of Survey 20, Block K, Hale County, Texas, from which a 3/8” rod found for the Northeast corner of said Survey 20 bears North 89° 32’ 06” East (True Bearing by GPS) 2620 feet;

THENCE, North 89° 32’ 06” East 250 feet along the North line of said Survey 20 to a set 1/2” rod;

THENCE, South 0° 27’ 54” East 319 feet to a set 1/2” rod;

THENCE, South 89° 32’ 06” West 249.33 feet to a 1/2” rod set in the West line of the Northeast Quarter (NE1/4) of said Survey 20; and

THENCE, North 0° 35’ 06” West 319 feet along the West line of the Northeast Quarter of said Survey 20 to the POINT OF BEGINNING.

Property ID #: 17144

Tract 3:

One acre of land, more or less, out of the South Half of the Northeast Quarter (S1/2 NE1/4) of Section 20, Block K, T. T. Railway Company Survey, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at the Northwest corner of the South Half of the Northeast Quarter of Section 20, Block K;

THENCE, South 181.5 feet; THENCE, East 240 feet; THENCE, North 181.5 feet; and

THENCE, West along the North line of the South Half of the Northeast Quarter (S1/2 NE1/4) of Section 20, Block K, 240 feet to the PLACE OF BEGINNING.

Property ID #: 28125

LEASE 89:

Fee Title Landowner (Landlord): KDR Feeders, Inc.

File No. 15000332338-089

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by KDR Feeders, as landowner, to CottonWind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated April 28, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001585, Official Public Records, Hale County, Texas, as assigned in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013 by CottonWind Farms, LLC, a Texas limited liability company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002506, Official Public Records, Hale County, Texas, as assigned in the Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, Assignee, recorded January 27, 2016 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement recorded September 15, 2017, as Document No. 2017-002921, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc.

Schedule D-78

into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

271.04 acres of land, more or less, being out of Section 18, Block C-L, Hale County, Texas, further being described by metes and bounds as follows:

BEGINNING at a spike nail set near the center of F.M. 54 for the Southwest corner of this tract from whence a found railroad spike at the Southwest corner of Section 18, Block C-L bears South 89° 47’ West 424.1 feet;

THENCE, North 0° 04’ 26” West 2574.5 feet to a found 1⁄2” rod;

THENCE, North 89° 47’ East along a “H” frame power line, 4858.7 feet to a found 1⁄2” rod;

THENCE, South 0° 03’ 15” West 2574.5 feet to a found spike nail near the center of F.M. Road 54;

THENCE, South 89° 47 West 627.93 feet to a set spike nail near center of F.M. 54;

THENCE, North 0° 13’ West 250 feet to a set 1⁄2” rod with cap marked RPLS #4460;

THENCE, South 89° 47’ West 767.00 feet to a set 1⁄2” rod with cap;

THENCE, North 49° 21’ 04” West 352.89 feet to a set 1⁄2” rod with cap;

THENCE, North 22° 03’ 16” West 256.93 feet to a set 1⁄2” rod with cap;

THENCE, South 89° 47’ West 260 feet to a set 1⁄2” rod with cap;

THENCE, South 48° 38’ 06” West 250.74 feet to a set 1⁄2” rod with cap;

THENCE, South 39° 08’ 10” West 129.33 feet to a set 1⁄2” rod with cap;

THENCE, South 00 13’ E. 454.27 feet to a set spike nail with cap; and

THENCE, South 89° 47’ West 2564.90 feet to the PLACE OF BEGINNING.

Property ID #: 206968

LEASE 90:

Fee Title Landowner (Landlord): KDR Feeders

File No. 15000332338-090

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by KDR Feeders, Inc., a Texas Corporation, as landowner, to Hale Wind Energy, LLC., a Delaware limited liability company, as Grantee, dated September 6, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded November 2, 2016 as Document No. 2016-003556; Official Public Records, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement recorded September 15, 2017, as Document No. 2017-002915, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc.,

Schedule D-79

and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

70 acres of land, more or less, out of the Hood acres (mes. 79.99 acres) tract as recorded in Volume 814 at Page 723, of the Hale County Deed Records out of the South part of a 174-acre tract, Abstract 1813 out of the North part of said Section 3, Block L, S.F. 866, Hale County, Texas;

BEGINNING at a 3/8 inch steel rod found for the Southwest corner of Section 15, Block K, Hale County, Texas;

THENCE, South 89° 19’ 57” West (true bearing by GPS) 2355.09 feet (called North 89° 29’ 21” West 2355.39 feet) to a nail detected in the centerline of F.M. Highway No. 789;

THENCE, North 0° 09’ 08” West (called North) 920 feet to a point in the centerline of said highway;

THENCE, North 89° 19’ 18” East, at 40 feet pass a 1/2 inch rod set in the East right of way line of said highway (Highway R/W Easement Vol. 208, Pg. 476), in all 771.9 feet to a set 1/2 inch rod;

THENCE, North 0° 09’ 08” West 563.84 feet to a 1/2 inch rod set in the North line of said Hood tract and the South line of the Truman 78.45 acre tract as recorded in Document No. 2010-000188;

THENCE, North 89° 19’ 18” East (called North 89° 29’ 21” East) 1568.98 feet to a 1/2 inch rod found for the Southeast corner of said Truman tract and the Northeast corner of said Hood tract;

THENCE, South 0° 42’ 03” East, at 1459.22 pass a 1/2 inch rod set on the North side of County Road 280, in all 1484.22 feet (called South 0° 33’ 09” East 1484.01 feet) to the POINT OF BEGINNING, of which the West 40 feet is in said highway right of way.

Property ID #: 114225

LEASE 91:

Fee Title Landowner (Landlord): KDR Feeders, Inc.

File No. 15000332338-091

LEASEHOLD AND EASEMENT ESTATE created by the Memorandum of Wind and Easement Lease Agreement executed by Don Karl Kelley, as landowner, to CottonWind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated October 20, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000599; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements dated September 9, 2013 from CottonWind Farms, LLC, a Texas limited liability company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002506; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, Assignee, recorded January 27, 2016 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded September 15, 2017, as Document No. 2017-002922, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

215.87 acres, more or less, being 218.73 acres out of part of Survey No. 50, Block R, and Scrap File No. 11,935, Patented to L. C. Claitor, by Patent of record in Book 3, Page 591, Patent Records of Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a point in the east line of said S. F. 11,935, directly east of the Southeast corner of said Section No. 50, for the southeast corner of the land herein conveyed;

Schedule D-80

THENCE, North 0° 10’ West 1422.2 varas to a 1-inch rod in middle of lane at southeast corner of T. B. Haynes 40-acre survey, from which 1/4 inch pipe in line with fence west bears north 3.8 varas;

THENCE, West 475.2 varas to 3/4 inch pipe for southwest corner of said 40-acre tract and from which corner of fence bears north 2.1 varas and east 4.6 varas;

THENCE, North 0° 10’ West 475.2 varas to a 1/2 inch pipe from which fence bears North 7.2 varas and fence bears east 2.9 varas;

THENCE, West 291.1 varas to 1/2 inch pipe in north line of this section and the northeast corner of the R. A. Gregory tract;

THENCE, South 1898.9 varas to 1⁄2” inch pipe in south line of this section and the southeast corner of the R. A. Gregory tract; and

THENCE, North 89° 54’ East 772.8 varas to PLACE BEGINNING.

Save and except:

A 2.86 acre tract of land out of a 218.73 acre tract of land described in Volume 175, page 503, Hale County Deed Records and being out of Survey 50, Block R, Scrap File No. 11,935, Patented to L. C. Claitor in Book 3, page 591, Patent Records, Hale County, Texas being described by metes and bounds as follows:

BEGINNING at a set 1⁄2” steel rod in the South line of Survey 50 and in a graded county road, for the Southwest corner of this survey, that bears N. 89° 54’ E, 541.45’ from the Southwest corner of said 218.73 acre tract;

THENCE, N 89° 54’ E, along the South line of Survey 50, a total distance of 243.80’ to a 1/2” steel rod set for the Southeast corner of this survey;

THENCE, North, a total distance of 512.00’ to a 1/2” steel rod set for the Northeast corner of this survey;

THENCE, S 89° 54’ W, a total distance of 243.80’ to a 1/2” steel rod set for the Northwest corner of this survey; and

THENCE, South a total distance of 512.00’ to the POINT OF BEGINNING.

Property ID #: 77029

LEASE 92:

Fee Title Landowner (Landlord): Kemp Farms Partnership,

a Texas general partnership (Partnership Agreement in Vol. 1040 at Page 5765)

File No. 15000332338-092

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Kemp Farms Partnership, a Texas general partnership, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated January 16, 2018, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 6, 2018 as Document No. 2018-000373, Official Public Records, Hale County, Texas, as affected by Affidavit of Facts Regarding Legal Description of Property, dated May 21, 2018, recorded as Document No. 2018-001532; Official Public Records, Hale County, Texas, as assigned to Hale

Schedule D-81

Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

All of Blocks 45 to 48, inclusive, and all of Blocks 63 to 66, inclusive, of the Subdivision of League No. 3, Callahan County School Land, Hale County, Texas, being more particularly described as Tract 1 in that certain Contribution Deed dated June 12, 2014 from Kathryn C de Baca, Matilda Kemp, Suzanne Newton, Linda K. Edwards and Mark D. Kemp, recorded in Document 2014- 002414 of the Official Public Records of Hale County, Texas.

Property ID #: 12063

LEASE 93:

Fee Title Landowner (Landlord): Kemp Farms Partnership, a Texas general partnership

File No. 15000332338-093

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Kemp Farms Partnership, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated June 16, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 1, 2010 as Document No. 2010-002403, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded November 2, 2017, as Document No. 2017-003387, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

256 acres of land described in two tracts out of Section 58, Block R, Abstract No. 1695, in Hale County, Texas, described as follows:

Tract 1:

Being 213 1/3 acres of land, more or less, out of Section No. 58, Block R, E. L. & R.R. Ry. Co, Survey, Cert. No, 1153 and described as follows:

BEGINNING at the Southwest corner of said section;

THENCE, North with the West line thereof 1267.2 varas;

THENCE, East parallel with the North line of said Section 58 a distance of 950.4 varas;

THENCE, South 1267.2 varas to a point in the center of the South line of said Section;

Schedule D-82

THENCE, West with its South line to the PLACE OF BEGINNING,

being the same land conveyed to Anna Moore by deed dated June 21, 1928, Vol. 88 at Page 556, Deed Records, Hale County, Texas.

Tract 2:

Being 42.66 acres of land, more or less, out of Survey No. 58, Block R, and described as follows: Beginning at a point in the West line of said Section 58 at the Southwest corner of a tract of land situated in Hale County, Texas, described as follows:

BEGINNING at a point in the West line of said Section 58 at the Southwest corner of a tract of land conveyed to Anna Bean on December 26, 1923;

THENCE, East with the South line of said tract 950.4 varas to its Southeast corner;

THENCE, North 253.44 varas;

THENCE, West 950.4 varas to a point in West line of said Section 58; and

THENCE, South 253.44 varas to the PLACE OF BEGINNING.

The beginning corner of the Tract Two is identical with the Northwest corner of Tract 1 described above.

Property ID #: 25871

LEASE 94:

Fee Title Landowner (Landlord): Heirs of Kemp, Tillie T.: Kemp, Larry Marshall, Dickerson, Cheryl Kemp, Jobe, Connie Kemp, Kemp, Stephen Hal, Field, Mary Lisa Kemp, Kemp, William Clinton, Fuller, Gina Kemp and Lyons, Lori Kemp.

File No. 15000332338-094

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Tillie T. Kemp Revocable Living Trust, as landowner, to Hale County Wind Farm, LLC, as Grantee, dated June 1, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 1, 2010 as Document No. 2010-002439, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreement dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement recorded February 6, 2018, as Document No. 2018-000371, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

The East Half (E1/2) of Section 31, Block R, E. L. & R.R. Co. Survey Hale County, Texas, Less and Except the 2-acre conveyed in Book 13 at Page 90 and Book 187 at Page 582, Hale County Deed Records.

Schedule D-83

Tract 2:

That certain tract out of the Northeast corner of the East Half (E1/2) of Section 31, Block R, Abstract No. 194, in Hale County, Texas, described as follows:

BEGINNING at the Northeast corner of Section 31;

THENCE, South with the East line of said section 107 varas;

THENCE, West 107 varas;

THENCE, North 107 varas to the North line of said Section 31;

THENCE, East with the North line of said Section 31, a distance of 107 varas to the PLACE OF BEGINNING,

containing 2 acres, more or less.

Property ID #: 11799

LEASE 95:

Fee Title Landowner (Landlord): Klatt, Wallace K.

File No. 15000332338-095

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Wallace K. Klatt, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated May 11, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded May 28, 2010 as Document No. 2010-001961, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned to Hale Wind Energy, LLC, a Delaware limited liability company dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement recorded June 19, 2017, as Document No. 2017-001925, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres, more or less, being the North Half (N1/2) of Section 14, Block R, EL & RR Co. Survey, Certificate No. 601, Abstract 1360 Patented to W.L. Sanders by Patent No. 256, Volume 2-A, dated April 8, 1919, Hale County, Texas.

Property ID #: 19724

Schedule D-84

LEASE 96:

Fee Title Landowner (Landlord): Klepper, Troy

File No. 15000332338-096

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Troy Klepper, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated May 7, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 1, 2010 as Document No. 2010-002434, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded October 9, 2017, as Document No. 2017-003142, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

256 acres, more or less, being out of Sections 58 and 60, Block R, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a steel rod in the East line and 1519.2 varas North of the Southeast corner of Section 58, Block R, Hale County, Texas;

THENCE, North 89° 31’ 40” West along fence line 1900.0 varas to a steel rod in the West line of Section 58;

THENCE, North along the West line of Sections 58 and 60, Block R a distance of 762.84 varas to a steel rod;

THENCE, South 89° 26’ 10” East 1900.9 varas along fence line to a steel rod;

THENCE, South 760.32 varas to the PLACE OF BEGINNING.

Property ID #: 22296 (128 acres Sec. 58) and 24664 (128 acres Sec. 60)

LEASE 97:

Fee Title Landowner (Landlord): Knight, Glenn D. and Knight, Phyllis

File No. 15000332338-097

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Glenn D. Knight and Phyllis Knight, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated July 7, 2015, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded August 21, 2015 as Document No. 2015-002841, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, by Assignments of Wind and Easement Lease Agreements dated July 23, 2015, recorded July 24, 2015, as Document No. 2015-002507; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 16, 2017, as Document No. 2017-002557, Official Public Records, Hale County,

Schedule D-85

Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

240.15 acres of land, more or less, being part of the West Half of Section 74, Block A-4, Abstract No. 1383, in Hale County, Texas, being 240.15 acres, described as follows:

BEGINNING at a 5/8 inch steel rod found for the Southeast corner of a tract of land described in Volume 553, Page 541, Hale County Deed Records and the Southernmost Southwest corner of this tract, the Southwest corner of Section 74 bears South 0° 05’ 44” East a distance of 550.00 feet and South 89° 58’ 27” West a distance of 960.00 feet;

THENCE, North 0° 05 ‘44” West a distance of 1005.50 feet to a 1/2 inch steel rod found for the Northeast corner of 10.00 acre tract owned by Eco-Drip Irrigation and an inside corner of this tract;

THENCE, West a distance of 892.63 feet to a 1/2 inch steel rod found in the East right of way line of Interstate Highway 27 as described in Volume 591, Page 605, Hale County Deed Records for the Northwest corner of said 10.00 acre tract and the Westernmost Southwest corner of this tract;

THENCE, North 03° 05’ 49” West along said right of way a distance of 151.46 feet to a 1/2 inch steel rod found for a corner of this tract;

THENCE, North 0°05’44” West along said right of way as described in Volume 141, Page 253, Hale County Deed Records a distance of 3247.84 feet to a 1/2 inch steel rod set for the Southwest corner of a 2.00 acre tract of land described in Volume 666, Page 329, Hale County Deed Records and the Westernmost Northwest corner of this tract;

THENCE, South 89° 49’ 32” East a distance of 294.90 feet to a 3/4 inch iron pipe found for the Southeast corner of said 2.00 acre tract and an inside corner of this tract;

THENCE, North 0°03’02” West a distance of 295.46 feet to a 3/4 inch iron pipe found in the North line of Section 74 for the Northeast corner of said 2.00 acre tract and the Northernmost Northeast corner of this tract;

THENCE, North 89°54’43” East along the North line of Section 74 a distance of 2295.94 feet to a 1/2 inch steel rod found in the West right of way line of the B N & SF Railroad as described in Volume 22, Page 591, Hale County Deed Records for the Northwest corner of this tract;

THENCE, South 0° 02’ 03” West along said right of way a distance of 3990.48 feet to a 1 1/4 inch iron pipe found for a corner of a 35.376 acre tract of land as described in Volume 686 Page 443, Hale County Deed Records and the Easternmost Southeast corner of this tract;

THENCE, South 82° 20’ 26” West a distance of 758.53 feet to a 1 1/4 inch iron pipe found for a corner of said 35.376 acre tract and a corner of this tract;

THENCE, South 49° 24’ 05” West a distance of 694.53 feet to a 1 1/2 inch iron pipe found for a corner of said 35.376 acre tract and a corner of this tract;

THENCE, South 0°01’05” East a distance of 159.94 feet to a 1/2 inch iron rod found for the Southernmost Southeast corner of this tract; and

THENCE, South 89° 58 ‘29” West a distance of 401.06 feet to the POINT OF BEGINNING.

Property ID #: 208258

Schedule D-86

LEASE 98:

Fee Title Landowner (Landlord): Knight, Roy Lee and Knight, Kay

File No. 15000332338-098

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Roy Lee Knight and Kay Knight, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated June 29, 2015, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 10, 2015 as Document No. 2015-002344, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, by Assignments of Wind and Easement Lease Agreements dated July 23, 2015, recorded July 24, 2015, as Document No. 2015-002507; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 16, 2017, as Document No. 2017-002554, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

306.31 acres of land, more or less, being part of the East Half of Section 74, Block A-4, Abstract No. 1383, in Hale County, Texas, described as follows:

BEGINNING at a 5/8 inch steel rod found in a county road for the Northeast corner of Section 74 and the Northeast corner of this tract;

THENCE, South 0° 04’ 24” West along the East line of Section 74 in said county road a distance of 5206.73 feet to a 1/2 inch steel rod set in the North right of way line of State Highway 54 for the Southeast corner of this tract;

THENCE, South 89° 58’ 27” West along said right of way a distance of 2568.20 feet to a 1/2 inch steel rod set in the East right of way line of the B N & SF Railroad as described in Vol. 22 at Page 591, Hale County Deed Records, for the Southwest corner of this tract;

THENCE, North 0° 02’ 03” East along said railroad right of way a distance of 5203.70 feet to a 1/2 inch steel rod set in the North line of Section 74 for the Northwest corner of this tract;

THENCE, North 89° 54’ 43” East along the North line of Section 74 a distance of 2558.43 feet to the POINT OF BEGINNING.

Property ID #: 14624

Schedule D-87

LEASE 99:

Fee Title Landowner (Landlord): Knight, Todd Lane; Knight, Shawn Len; and Knight, Wendy Renee, as to Tract 1; and Knight, Tyson L. (aka Knight, Tyson Lane), as to Tract 2

File No. 15000332338-099

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Roger Max Riley and Melody Riley in favor of Lakeview Wind Farms, LLC, a Texas limited liability company, effective May 18, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded May 28, 2010 as Document No. 2010-001966, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508; Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded September 15, 2017, as Document No. 2017-002929 and as Document No. 2017-003110, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

640 acres of land, more or less, being all of Section 67, Block A-4, T.T. Ry. Co., Certificate No. 724, Abstract No. 293, Patent No. 573, Volume 35 dated December 9, 1879, Hale County, Texas.

Property ID #: 25945

Tract 2:

160 acres of land, more or less, being all of the Southwest Quarter (SW1/4) of Section 1, Block D-8, AB 387, E. L. & R.R. R. R. Co., Cert. #1297, Pat: James A. Dickenson, date of Pat: 4-1880, Pat # 412, Vol. 53, File 13542, Hale County, Texas.

Property ID #: 11805

LEASE 100:

Fee Title Landowner (Landlord): Kveton, Dorothy Jo

File No. 15000332338-100

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Henry Kveton, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated January 21, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-00600, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded June 19, 2017, as Document No. 2017-001926, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the

Schedule D-88

conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Parcel 1:

An 80.0-acre tract out of the Northeast part of the South Half (S1/2) of Section 17, Block CL, Hate County, Texas:

BEGINNING at the intersection of F.M. Highway No. 54, and center of road North, for the Southeast corner of Section 17, Block CL, Hale County, Texas, as held on the ground;

THENCE, North 1255.7 feet to a 5/8 inch steel rod, the beginning corner of this tract;

THENCE, North 1308.0 feet to a 5/8 inch steel rod;

THENCE, N. 89° 31’ W., 2667.7 feet along old fence line to a 5/8 inch steel rod;

THENCE, S. 0° 17’ E. 1308.0 feet to a 5/8 inch steel rod; and

THENCE, S. 89° 31’ E., 2661.2 feet to the PLACE OF BEGINNING.

Parcel 2:

10.0-acre tract out of the South part of the South Half (S1/2) of Section 17, Block CL, Hale County, Texas:

BEGINNING at a point in the center of F.M. Highway No. 54, and 2318.3 feet West of the Southeast corner of Section 17, Block CL, Hale County, Texas, as held on the ground;

THENCE, West along the center of said highway 336.6 feet to a point;

THENCE, N. 0° 17’ W., at 50 feet pass a 5/8 inch steel rod, in all 1296.8 feet to a 5/8 inch steel rod;

THENCE, S. 89° 31’ E., 336.6 feet to a 5/8 inch steel rod; and

THENCE, S. 0° 17’ E., at 1241.6 feet pass a 5/8 inch steel rod, in all 1,291.6 feet to the PLACE OF BEGINNING.

Property ID #: 20200

LEASE 101:

Fee Title Landowner (Landlord): L. Murfee Investments, Ltd., a Texas limited partnership

File No. 15000332338-101

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by L. Murfee Investments, Ltd., as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated January 26, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000576, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to

Schedule D-89

Wind and Easement Lease Agreement recorded November 16, 2017, as Document No. 2017-003534, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

305 acres, more or less, being the West Half of Section 41, Block A-4, AB 221 , E. L. RR Ry Company Survey Cert. #267, Patent #90, Vol. 60 which Patent is recorded in Vol. 157, Page 132, Deed Records of Hale County, Texas,

Save and except the following tract: 15.0 acre tract out of the Northwest corner of Survey No. 41, Block A-4, Hale County, Texas:

BEGINNING at a 5/8 inch steel rod found in the center line of F. M. Highway No. 37, for the Northwest corner of Survey No. 41, Block A-4, Hale County, Texas;

THENCE, East, 1320.0 feet along the North line of said Survey No. 41, and the center line of F.M. Highway No. 37 to set nail;

THENCE, S. 0° 07’ 30” W., at 50.0 feet pass the South easement Right-of-way line of said highway, in all 495.0 feet to a 3/8 inch steel rod;

THENCE, West, 1,320.0 feet to a 3/8 inch steel rod set in the West line of said Survey;

THENCE, N. 0° 07’ 30” E., at 445.0 feet pass the South right-of-way line of said highway, in all 495.0 feet to the POINT OF BEGINNING, and containing 15.0 acres of which 1.52 acres is in highway right-of-way.

Property Tax ID #: 15697

Tract 2:

320 acres more or less, being the East Half (E1/2) of Section 41, Block A-4, Abstract 221, E. L. & RR Ry. Co. Survey, Cert. #267, Patent #90, Vol. 60, dated April 11, 1881, which patent is recorded in Volume 157, Page 32, Deed Records of Hale County, Texas.

Property Tax ID #: 24307

Lease 102:

Fee Title Landowner (Landlord): William Harold LaFont, as to an undivided 1/4 interest,

William Huie, as to an undivided 1⁄4 interest

William Huie (Billy Huie), as to a Life Estate, William Huie and Claire Huie, as to remainderman, as to an undivided 1/4 interest, and

William H. LaFont, as to an undivided 1/4 interest

File No. 15000332338-102

LEASEHOLD AND EASEMENT ESTATE created by created by Wind and Easement Lease Agreement executed by William H. LaFont a/k/a William Harold LaFont, a married man, joined pro forma by his wife, Peggy LaFont; William O. Huie, Jr. a/k/a Billie Huie, a married man, as his sole and separate property, joined pro forma by his

Schedule D-90

wife, Malissa Haddad; William L. Huie a/k/a William Huie, a married man, joined pro forma by his wife, Stephanie Huie; and Jane Claire Huie a/k/a Claire Huie, a single woman, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated January 19, 2018, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 6, 2018 as Document No. 2018-000374, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

200 acres of land, more or less, being the West 200 acres of the North Half (N1/2) of Section 10, Block CL AB-1978, Hale County, Texas.

LEASE 103:

Fee Title Landowner (Landlord): Lambert, Jo Ann n/k/a Stevens, Jo Ann

File No. 15000332338-103

LEASEHOLD AND EASEMENT ESTATE created by created by Wind and Easement Lease Agreement executed by Jo Ann Stevens, as landowner, to Lakeview Wind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated May 19, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded May 28, 2010 as Document No. 2010-001965, Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreement dated September 9, 2013 from Lakeview Wind Farms, LLC, a Texas limited liability company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned in the Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignee, and Hale Wind Energy, LLC, a Delaware limited liability company, Assignee, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded October 5, 2017, as Document No. 2017-003113, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres, more or less, being the Northeast Quarter (NE1/4) of Section 52, Block A-4, Certificate No. 272, E. L. R. R. Ry. Co., Patent No. 461, Volume 75-A, Hale County, Texas.

Property ID #: 11994

LEASE 104:

Fee Title Landowner (Landlord): Lester, Allen also known as Lester, James Allen

File No. 15000332338-104

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Allen Lester, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated June 15, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded August 26, 2010 as Document No. 2010-003160, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated

Schedule D-91

September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197; Official Public Records, Hale County, Texas, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded October 5, 2017, as Document No. 2017-003101, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

6 acres, more or less, of land, out of the East part of Section 71, Block A-4, Hale County, Texas and being described by metes and bounds as follows:

BEGINNING at an old 1⁄2” rod in middle of lane, in East line of Section 71, Block A-4, and 745.7 varas North of its Southeast corner and being the Northeast corner of a 40 acre tract in name of Veteran L. J. Kitchen, deed recorded in Volume 340, page 391, of the Deed Records of Hale County, Texas;

THENCE, West at 7.3 varas pass concrete post, in all 81.9 varas to 5/8” steel rod for Southwest corner of this tract;

THENCE, North 413.3 varas to 5/8” steel rod, in the Northwest corner of this tract;

THENCE, East 81.9 varas to 5/8” steel rod in East line of Section 71; and

THENCE, South 413.3 varas to the PLACE OF BEGINNING.

ALSO,

a 0.26 acres, more or less, out of the East part of Section 71, Block A-4, Hale County. Texas, being described by metes and bounds as follows:

BEGINNING at a 5/8” steel rod 745.7 varas North and 81.9 varas West of the Southeast corner of Section 71, Block A-4, Hale County, Texas;

THENCE, North along the West line of a 6.0 acre tract, 413.3 varas to a 5/8” steel rod;

THENCE, West 3.6 varas to a point;

THENCE, South 413.3 varas to a point; and

THENCE, East 3.6 varas to the PLACE OF BEGINNING.

Property ID #: 13154

Schedule D-92

Tract 2:

39.993 acres, more or less, out of the South part of the North 232.2 acres of the East Half (E/2) of Section 71, Block A-4, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a point in East line of said Section 71, Block A-4, Hale County, Texas, 500.9 varas, North of the Southeast corner of said Section, for the Southeast corner of this tract, a concrete post;

THENCE, West 922.3 varas, to concrete post for Southwest corner;

THENCE, North 244.8 varas, to concrete post for Northwest corner;

THENCE, East 922.3 varas to concrete post, in East line of Section 71, Block A-4, for the Northeast corner; and

THENCE, South 244.8 varas to the PLACE OF BEGINNING.

Save and except a 5.0 acre tract out of the Southeast corner of a 40 acre tract (said 40 acre tract recorded in Vol. 816, Page 535, Hale County Deed Records) out of the East part of Section 71, Block A-4, Hale County, Texas, described as follows:

BEGINNING at a 1/2” rod set for the Southeast corner of said 40 acre tract, said rod being in the East line and 500.0 varas (1391.39 feet) North of a 5/8” rod found for the Southeast corner of Section 71, Block A-4, Hale County, Texas, said beginning 1/2” rod also being 678.73 feet (called 244.8 varas = 680’) South of a 1/2” rod found for the Northeast corner of said 40 acre tract and the Southeast corner of a 6 acre tract (Vol. 817, Page 765, Hale County Deed Records);

THENCE, North 435.6 feet along the East line of said Section 71 to a set 1/2” rod;

THENCE, North 89°57’ West 500 feet to a set 1/2” rod;

THENCE, South 435.6 feet to a 1/2” rod set under a fence in the South line of said 40 acre tract; and

THENCE, South 89°57’ East (called East) 500 feet along the South line of said 40 acre tract to the POINT OF BEGINNING.

Property ID #: 10786

LEASE 105:

Fee Title Landowner (Landlord): Lewis, Mona Dell

File No. 15000332338-105

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Mona Dell Lewis, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated October 30, 2017, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded November 16, 2017 as Document No. 2017-003542, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

All that certain 78.45 acres, more or less, in the South part of a 66 acre tract out of the South part of Section 2, Block L, (Abstract # 1812, Page #315, Volume 55) and the North part of a 174 acre tract out of the North part of Survey 3, Block L, L. E. Speed SF #866 (Abstract #1813, Patent #320, Volume 55), more fully described in the Warranty Deed to the Veterans Land Board dated January 31, 1998, recorded in Volume 0910, Page 055 of the Official Public Records of Hale County, Texas, and further described in that

Schedule D-93

Contract of Sale and Purchase dated January 31, 1998, recorded in Volume 0910, Page 058 of the Official Public Records of Hale Count, Texas as follows:

Beginning at a spike found in the centerline of F.M. Highway No. 789 for the Northwest corner of the Hugh Hood 80 acre tract (recorded in Vol. 814, Page 724, Hale County Deed Records) out of the South part of said 174 acre parent tract, said spike being in the West line and 1483.7 feet North 0° 09’ 20” West (True Bearing based on GPS local coordinate system)(called 1484.06 feet North by Hood deed) of a nail found at the intersection of a county road to the East for the Southwest corner of said 174 acre tract;

THENCE, North 0° 09’ 20” West (called North 0°08’ East by parent tract deeds) 1760 feet along the centerline of said highway, the West line of Block L and the East line of S.F. 11935 to a spindle set for the Northwest corner of this tract and the Southwest corner of the Truman Kirby Lewis 78.45 acre tract as surveyed same date;

THENCE, North 89° 50” East along a common line of said 78.45 acre tracts, at 40 feet pass a “T” post set in the East right of way line of said highway, at 84.5 feet pass a well to the right (South) 11.64 feet, in all 1162 feet to a set “T” post set for a common corner of said tracts;

THENCE, South 0° 39’ 09” East 571.07 feet to a “T” post set for a common corner of said tracts;

THENCE, North 89° 50’ East 1163.47 feet to a “T” post set in the East line of said Block L and the West line of said Block K for the common East corner of said tracts;

THENCE, South 0 °39’ 09” East 1168 feet along the West line of said Block K and the East line of said Block L to a 1/2” rod found for the Northeast corner of said Hood 80 acre tract, from which a 1/2” rod found for the Southeast corner of said tract and the Southwest corner of Section 15, Block K bears South 0°42’30” East (called South 0°33’09” West by Hood deed) 1484.01; and

THENCE, South 89° 19’ 08” West (called South 89° 29’ 21” West by Hood deed) along the North line of said Hood tract, at 2300.7 feet pass a 1/2” rod found in the East right of way line of said highway, in all 2340.7 feet (called 2341.08 feet) to the POINT OF BEGINNING.

Property ID #: 76157

LEASE 106:

Fee Title Landowner (Landlord): Lewis, Mona Dell and Lewis, T. Kirby

File No. 15000332338-106

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Truman O. Lewis & T. Kirby Lewis, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated May 18, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded May 28, 2010 as Document No. 2010-001963, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, Assignee, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded October 5, 2017, as Document No. 2017-003099, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as

Schedule D-94

recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

130 acres of land, more or less, being the East 50 acres of the Southwest Quarter (SW1/4) of Section 17, Block C-L, AB 449, Hale County, Texas and being the South 80 acres of the West 110 acres of the Southwest Quarter (SW/4) of Section 17, Block CL, AB 449, E. L. & R. R. Ry. Co., Hale County, Texas.

Property ID #: 16464

Tract 2:

160 acres of land, more or less, being the Southwest Quarter (SW1/4) of Section 39, Block R, E.L. & R.R. Ry. Co. Certificate 917, Abstract 256, Patented to William H. Poor by Patent No. 502, Volume 45, dated June 20, 1879, Hale County, Texas.

Property ID #: 24992

LEASE 107:

Fee Title Landowner (Landlord): Lewis, Truman Kirby and Lewis, Betty Jo

File No. 15000332338-107

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Truman Kirby Lewis and Betty Jo Lewis, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated October 30, 2017, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded November 16, 2017, as Document No. 2017-003541, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

78.45 acres of land, more or less, being out a 66 acre tract out of the South part of Section 2, Block L, (Abstract # 1812, Page #315, Volume 55) and out of a 174 acre tract out of the North part of Survey 3, Block L, L. E. Speed SF #866 (Abstract #1813, Patent #320, Volume 55), more fully described in the Warranty Deed to the Veterans Land Board dated January 31, 1998, recorded in Volume 0910, Page 055 of the Official Public Records of Hale County, Texas, and further described in that Contract of Sale and Purchase dated January 31, 1998, recorded in Volume 0910, Page 058 of the Official Public Records of Hale Count, Texas as follows:

BEGINNING at a 1/2” rod set at the intersection of the West line of Section 15, Block K and the projection of a power line accepted as the North line of said 66 acre tract and the South line of the adjoining H. H. Curtis 80 acre tract (recorded in Volume 163 page 620, Hale County Deed Records by boundary line agreement recorded in Volume 910, Page 53, Official Public Records of Hale County, Texas;

THENCE, S. 89° 36’ 22” W. (True Bearing based on GPS local coordinate system, Same line called West by 80 acre and 66 acre deeds) along the North line of said 66 acre tract, at 286.44 feet pass a well to the left (South) 29.22, at 1398.7 feet pass another well to the left (South) 16.9 feet at 2277.85 feet pass a 1” post set in the East right of way line of F.M. Highway No. 789 (highway easement recorded in Volume 208, page 476, Hale County Deed Records), in all 2317.85 feet (called 840.7 varas) to a spindle set in the centerline of said highway;

Schedule D-95

THENCE, S. 0° 22’ 27” E. (called S. 0° 08’ W) 704.16 feet along the centerline of said highway, the West line of Block L and the East line of S.F. 1 1935 to a nail found for the projection of the North line of Section 50, Block R;

THENCE, S. 0° 09’ 20” E. (called S. 0° 08’ W) 477.27 feet continuing along the centerline of said highway, the West line of Block L and the East of S.F. 11395 to a spindle set for the Southwest corner of this tract and the Northwest corner of the Truman Orville Lewis 78.45 acre tract as surveyed same date;

THENCE, N. 89° 50’ E., at 40 feet pass “T” post set in the East right of way line of said highway, at 84.5 feet pass a well to the right (South) 11.64 feet, in all, 1 162 feet to a “T” post set for a common corner of said tracts;

THENCE, South 0° 39’ 09” E. 571.07 feet to a “T” post set for a common corner of said tracts; and

THENCE, N. 89° 50’ E., 1 163.47 feet to a “T” post set in the East line of said Block L and the West line of said Block K for the common East corner of said tracts;

THENCE, N. 0° 39’ 09” W. 1761.74 feet to the POINT OF BEGINNING.

Property ID #: 21650

LEASE 108:

Fee Title Landowner (Landlord): LJJM Scarborough, LLC

File No. 15000332338-108

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by LJ JM Scarborough, LLC, as landowner, to CottonWind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated November 3, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 11, 2010 as Document No. 2010-000875; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements by CottonWind Farms, LLC, a Texas Limited Liability Company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002506; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded March 16716, 2017 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded October 5, 2017, as Document No. 2017-000832, Official Public Records, Hale County, Texas, as amended by Third Amendment to Wind and Easement Lease Agreement recorded August 16, 2017, as Document No. 2017-002540, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

154 acres of land, more or less, being the Northwest Quart (NW 1⁄4) of Survey No. 15, Block CL, T. T. Ry. Co. Survey, Certificate No. 698, Abstract No. 446, Patent No. 645, 645, Volume 3535, dated July 22, 1880, Hale County, Texas.

Property ID #: 369

Schedule D-96

LEASE 109:

Fee Title Landowner (Landlord): Loper, Timothy Dall and Clapp, Mark

File No. 15000332338-109

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by G.D. Clapp et al, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated January 28, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001138, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by Memorandum of Amendment to Wind and Easement Lease Agreement recorded November 2, 2017, as Document No. 2017-003393, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

293 acres, more or less, out of the West Half (W1/2) of Section 3, Block D-8, AB 378, Hale County, Texas, described by metes and bounds as follows:

BEGINNING 80.2 varas East of the Northwest corner of Section 3, Block D-8, for the Northwest corner of this tract;

THENCE, South 1900.8 varas;

THENCE, East 870.2 varas;

THENCE, North 1900.8 varas; and

THENCE, West 870.2 varas to the PLACE OF BEGINNING.

Property ID #: 16014

Tract 2:

160 acres, more or less, being all of the Northeast Quarter (NE1/4) of Section 12, Block D-8, AB 1558, Hale County, Texas.

Property ID #: 15810

Tract 3:

149.56 acres, more or less, being all of the Northwest Quarter (NW1/4) of Section 13, Block D-8, AB 400, Hale County, Texas.

Property ID #: 15788

Schedule D-97

LEASE 110:

Fee Title Landowner (Landlord): Lutrick, Harvey

File No. 15000332338-110

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Harvey Lutrick and Edna Lutrick, as landowner, to Lakeview Wind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated December 21, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000577, Official Public Records, Hale County, Texas, as assigned by Assignment of Wind and Easement Lease Agreement in favor of Hale Community Energy, LLC., a Texas limited liability company, dated September 9, 2013, recorded July 24, 2015, in Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned by Assignment of Wind and Easement Lease Agreement in favor of Hale Wind Energy, LLC., a Delaware limited liability company, dated December 15, 2015, recorded January 27, 2016, in Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 16, 2017, as Document No. 2017-002549, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, the following described premises:

Tract 1:

320 acres of land, more or less, being the South Half (S1/2) of Section 52, Block A-4, AB 1309, Hale County, Texas.

Tract 2:

320 acres of land, more or less, being the North Half (N1/2) of Section 62, Block A-4, AB 1308, Hale County, Texas.

Property ID #: 12766 & 78356

LEASE 111:

Fee Title Landowner (Landlord): Lutrick, Larry, a married man, and Lutrick, Scott, a married man

File No. 15000332338-111

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Larry and Scott Lutrick, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated December 12, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000578, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, dated December 15, 2015, recorded January 21, 2016, as Document No. 2016000318, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded September 15, 2017, as Document No. 2017-002918, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being the South Half (S1/2) of Section 4, Block D-8, AB 1788 and AB 1666, Hale County, Texas.

Schedule D-98

Property Tax ID #: 27640 (SE/4), 28366 (SW/4)

LEASE 112:

Fee Title Landowner (Landlord): Lutrick, Mary L., as to a life estate, and Lutrick, Raymond Scott, Lutrick, Larry W. and Franklin, Carrie L. Lutrick, as to the remainder

File No. 15000332338-112

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Walter L. Lutrick and Mary L. Lutrick Revocable Trust, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated December 23, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000580, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded June 19, 2017, as Document No. 2017-001921, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

160 acres of land, more or less, being all of the Southwest Quarter (SW1/4) of Section 13, Block D-8, Hale County, Texas described in Deed recorded in Volume 386, Page 71 Deed Records of Hale County, Texas.

Property ID #: 15296

Tract 2:

The West 365 acres, more or less, of Section 8, Block CL, Hale County, Texas, described by metes and bounds as follows:

BEGINNING in center of north-south lane, in line with fence East for the Northwest corner of Section No. 8, Block CL;

THENCE, South with center of lane, 1893 varas to center line of lane East;

THENCE, East with center line of lane, 1090 varas to point in line with fence north;

THENCE, North with fence, 1906.2 varas to corner of fence; and

THENCE, West with fence, 1079.3 varas to PLACE OF BEGINNING, containing 365 acres of land, more or less.

Property ID #: 26089

Schedule D-99

Tract 3:

Being a 189.02 acre tract, more or less, out of the North part of Section 17, Block D-8, Hale County, Texas, and being described by metes and bounds as follows: Beginning at a 1/2 inch steel rod set for the Northwest corner of Survey No. 17, Block D-8, Hale County, Texas;

THENCE, North 89°56’53” East 5259.89 feet along the North line of said survey to a 1/2 inch steel rod set for the Northeast corner of sad survey;

THENCE, South 00°00’49” West 1565.45 feet along the East line of said survey to a 1/2 inch steel rod set 1.5 feet East of a fence;

THENCE, South 89°56’53” West, at 1557.5 pass a point 152.6 feet South of an irrigation well, at 2629.76 feet pass a 1/2 inch steel rod set in the projection of the East line of the Southwest quarter of said survey, at 2852.4 feet pass a point 208 feet South of the Southeast corner of a steel barn, in all 5259.52 feet to a 1/2 inch steel rod set in the West line of said survey; and

THENCE, North 1565.45 feet along the West line of said survey to the POINT OF BEGINNING and containing 189.02 acres, more or less including public roads on the North and West Side.

Property ID #: 71288

LEASE 113:

Fee Title Landowner (Landlord): Lutrick, Raymond Scott, Lutrick, Kimberly, Lutrick, Larry Walter and Lutrick, Bambi

File No. 15000332338-113

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Raymond S. Lutrick, Kimberly Lutrick, Larry W. Lutrick and Bambi Lutrick, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated December 3, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000579, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded September 15, 2017, as Document No. 2017-002924, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

158.50 acres, more or less, being the Southwest Quarter (SW1/4) of Section 17, Block D-8, Hale County, Texas.

Property ID #: 15288

Schedule D-100

Tract 2:

Being a 283.53 acre tract, more or less, out of Survey 17, Block D-8, Hale County, Texas, being described by metes and bounds as follows:

BEGINNING at a 1/2 inch steel rod set in the West line of said survey for the Northwest corner of the Southwest Quarter (SW1/4) of said section, from which a 1/2 inch steel rod found in the centerline of F.M. Highway No. 54 (right of way Deed recorded in Vol. 148 at Page 10) bears South 2615.32 feet and a 1/2 inch steel rod set for the Northwest corner of said section bears North 2615.32;

THENCE, North 89° 50’ 27” East along the North line of said Southwest Quarter (SW1/4), at 1149.8 feet pass a point 21.9 feet North of an irrigation well, in all 2629.64 feet to a 1/2 inch steel rod set for the Northeast corner of said quarter;

THENCE, South 0° 00’ 24” West along the East line of said quarter, at 2558.36 feet pass a 1/2 inch steel rod set in the North right of way line of said highway, in all 2608.36 feet to a spindle set in the centerline of said highway and South line of said section;

THENCE, North 89° 46’ 41” East 2629.34 feet along the South line of said section to a nail found in the centerline of said highway for the Southeast corner of said section;

THENCE, North 0° 00’ 49” East along the East line of said section, at 159.9 feet pass a point 69.1 feet East of an irrigation well, in all 3645.51 feet to a 1/2 inch steel rod set 1.5 feet East of a fence;

THENCE, South 89° 56’ 53” West, at 1557.5 feet pass a point 152.6 feet South of an irrigation well, at 2629.76 feet pass a 1/2 inch steel rod set in the projection of an East line of said Southwest Quarter of said section, at 2852.4 feet pass a point 208 feet South of the Southeast corner of a steel barn, in all 5259.52 feet to a 1/2 inch steel rod set in the West line of said section; and

THENCE, South 1049.87 feet to the POINT OF BEGINNING.

Property ID #: 71288

LEASE 114:

Fee Title Landowner (Landlord): Mahagan, Roger Dale, as Trustee of the Mahagan Family Trust created under the Will of Melvin O’Dell Mahagan, deceased.

File No. 15000332338-114

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Mahagan Family Trust, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated June 30, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded September 16, 2010 as Document No. 2010-003413, Official Public Records, Hale County, Texas, as assigned in the Assignment to Hale Community Energy, LLC, a Texas limited liability company, recorded July 24, 2015 as Document No. 2015-002504, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded November 2, 2017, as Document No. 2017-003400, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the

Schedule D-101

merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

A 53.05 acre tract, more or less, out of the South Half (S1/2) of Section 24, Block R, Abstract No. 1419, Chas F. Shirley, Original Grantee, Certificate No. 606, Chas F. Shirley, Patentee, Patent No. 299, Vol. 55, dated April 23, 1918, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at the Southeast corner of Section 24, Block R, Hale County, Texas, said point in the center of F.M. Highway No. 400, a 5/8 inch steel rod bears West 50 feet;

THENCE, North 2642.0 feet to a point;

THENCE, South 89°58’10” West at 50 feet pass a 5/8 inch steel rod in the West right of way line of F.M. Highway No. 400, in all 874.8 feet to a 5/8 inch steel rod;

THENCE, South 2640.8 feet to a 5/8 inch steel rod in the South line of Section 24; and

THENCE, South 89°57’10” East along the South line of Section 24, a distance of 874.87 feet to the PLACE OF BEGINNING, and containing 53.05 acres, more or less, of which 3.03 acres, more or less, is in highway right-of-way.

Property ID #: 16074

Tract 2:

The North Half of the Southeast Quarter (N1/2 SE1/4) of Section 32, Block R, Abstract No. 1506, Edw. H. Hamilton, Original Grantee, Certificate No. 913, W. H. Burton, Patentee, Patent No. 300, Vol. 55, dated April 23, 1918, Hale County, Texas.

Property ID #: 17387

Tract 3:

All of the Southwest Quarter (SW/14) of Section 5, Block A-1, Abstract No. 50, G.C. & S.F. R.R. Co., Original Grantee, Certificate No. 3/497, Horation Graves, Patentee, Patent No. 224, Vol. 39, dated October 1, 1878, Hale County, Texas.

Property ID #: 20081

LEASE 115:

Fee Title Landowner (Landlord): Malouf & Sons Inc., No. 1

File No. 15000332338-115

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Malouf & Sons In., NO. 1, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated April 27, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001590, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned to Hale Wind Energy, LLC, a Delaware limited liability company in Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by Memorandum of Amendment to Wind and Easement Lease Agreement recorded July 21, 2017, as Document No. 2017-002294, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware

Schedule D-102

limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

640 acres, more or less, being all of Section 38, Block R, AB 1939, Hale County, Texas.

Property ID #: 16237

LEASE 116:

Fee Title Landowner (Landlord): Marr, L. Marie, as to an undivided one-half interest; and Woodrow, Natile Marr, Trustee of the Glenford T. Marr Estate Trust, as to an undivided one-half interest

File No. 15000332338-116

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Lula Marie Marr and Natile Marr Woodrow, Successor Trustee of the Glenford T. Marr Estate Trust, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated October 24, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded December 20, 2016 as Document No. 2016-003940, Official Public Records, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement recorded August 16, 2017, as Document No. 2017-002541, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Being 453.63 acres of land, more or less, consisting of Parcels 1 and 2 as follows:

Tract 1:

A 452.542 Acre Tract of Land Situated in Portions of Section 1, Block L, Abst. 1811, L. E. Speed Survey S.F. 863 and Section 4, Block K, Abst. 1810, H.P. Speed Survey, Hale County, Texas and being a portion of that certain 454.3-acre tract of land described and recorded in Volume 642, Page 425 of the Deed Records of Hale County, said 452.542-acre tract being further described by metes and bounds as follows:

BEGINNING At a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set in the East right of way line of F.M. Road 789, in the North line of said Section 1 and in the South line of League 3, Callahan County School Land, according to the Map or Plat thereof recorded in Volume 29, Page 240 of the Deed Records of Hale County, for the Northwest corner of this Tract, said corner having coordinates of Northing: 7,418,208.036 and Easting: 1,029,178.404, Texas Coordinate System, NAD 83 (CORS 96) TX NC Zone 4202, whence a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set for the Northwest corner of said Section 1 bears South 89° 41’ 32” West a distance of 128.24 feet;

THENCE, North 89°41’32” East, at a distance of 1464.12 feet pass a 1/2” iron pipe found at the Southeast corner of that certain 100.0 Acre Tract of land described in Volume 998, Page 2411 of the Deed Records of Hale County, continuing along the North line of said Section 1 and the North line of said Section 4, at a distance of 5150.38 feet pass a 1/2” iron rod found at the Southwest corner of that certain 325.78 Acre Tract of land described in Volume 944, Page 342 of the Deed records of Hale County, continuing for a total distance of 5175.38 feet to a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set for the Northeast corner of this Tract;

Schedule D-103

THENCE, South 00° 24’ 21” East, at a distance of 22.4 feet pass an old 6 inch cedar fence post and brace, continuing along an old wire fence a total distance of 4714.43 feet to a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set for the Southeast corner of this Tract, whence an old 8 inch cedar post bears South 00° 24’ 21” East a distance of 583.33 feet;

THENCE, South 89 °44’ 08” West, at a distance of 4090.77 feet pass a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set in the East right of way line of F.M. Road 789, A Spiral Transition Curve, described in a Right Of Way Easement recorded in Volume 208, Page 468 of the Deed Records of Hale County, continuing for a total distance of 413.2.27 feet to a railroad spike set in the West line of said Section 1 and in the East line of the J. F. McDonough Survey Abst. 2426, S.F. 12360, for the most Southerly Southwest corner of this Tract, whence a 1/2” iron rod found at the Southeast corner of said J. F. McDonough Survey and a Jog Corner of said Section 1 bears South 00° 09’ 37” West a distance of 2396.74 feet;

THENCE, North 00° 09’ 37” East, at a distance of 99.98 feet and 40.00 feet Right, a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set in the East right of way line of said F.M. 789 at the point of curvature for a spiral transition curve, continuing at a distance of 2816.73 feet and 40.00 feet Right, a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set in the East right of way line of said F.M. Road 789 at the point of curvature for a Spiral Transition Curve, continuing at a distance of 3259.52 feet pass a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set at the point of intersection of said curve of the East right of way line of said F.M. Road 789 and the West line of said Section 1 and this Tract, continuing for a total distance of 4358.65 feet to a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set at the Northeast corner of said J. F. McDonough Survey and an ELL Corner of said Section 1 for a corner of this Tract;

THENCE, South 89° 41’ 32” West, along the North line of said J. F. McDonough Survey and the North line of Section 56, Block R, E. L. & R.R. Ry. Co. Survey and the South line of the most Westerly portion of said Section 1, a distance of 850.27 feet to a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set in the Easterly right of way line of said F.M. Road 789, described in a Right Of Way Deed recorded in Volume 218, Page 555 of the Deed Records of Hale County, for the most Westerly Southwest corner of this Tract;

THENCE, Northwesterly, along said right of way line and a Spiral Transition Curve to the Right, a Chord distance of 150.05 feet along a Chord bearing of North 41° 17’ 23” West to a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set for the point of Circular Curvature and a corner of this Tract;

THENCE, Northwesterly, along said right of way line and a Circular Curve to the Right, said Curve having a radius of 1105.92 feet, a Delta Angle of 14°21’40” a Chord distance of 276.47 feet along a Chord bearing of North 30°16’40” West to the POINT OF BEGINNING.

Bearings are relative to Geodetic North as determined by GPS Observations and Distances are Surface. Convergence Angle =-01°41’00” and Combined Factor = 0.99984815 at GPS Station Lat: 33°58’12.7” LONG: 101°35’11.9” NAD 83 (CORS 96).

Tract 2:

A 1.088 acre tract of land situated in a portion of Section 1, Block L, Abst 1811, L. E. Speed Survey S.F. 863, Hale County, Texas and being a portion of that certain 454.3 acre tract of land described and recorded in Volume 642, Page 425 of the Deed Records of Hale County, said 1.088 acre tract being further described by metes and bounds as follows:

BEGINNING at a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set in the East line of Section 7, Block L, Abst. 1800, John McIntire S.F. 868, at the Southwest corner of League 3, Callahan County School Land, according to the map or plat thereof recorded in Volume 29, Page 240 of the Deed Records of Hale County, and the most Northerly Northwest corner of said Section 1 for the Northwest corner of this tract, said corner having coordinates of Northing: 7,418,211.114 and Easting: 1,029,050.226, Texas Coordinate System, NAD 83 (CORS 96), TX NC Zone 4202;

Schedule D-104

THENCE, North 89° 41’ 32” East, along the North line of said Section 1, a distance of 41.97 feet to a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set in the Westerly right of way line of F.M. Road 789 described in a Right Of Way Deed recorded in Volume 218, Page 555 of the Deed Records of Hale County, for the Northeast corner of this Tract;

THENCE, Southeasterly, along said right of way line and a Circular Curve to the Left, said Curve having a Radius of 1185.92 feet, a Delta Angle of 15° 58’ 32”, a Chord distance of 329.59 feet along a Chord bearing of South 29° 28’ 14” East to a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set for the point of Spiral Curvature and a corner of this Tract;

THENCE, Southeasterly, along said right of way line and a Spiral Transition Curve to the Left, a Chord distance of 85.02 feet along a Chord bearing of South 40° 29’ 15” East to a railroad spike set in the North line of Section 56, Block R, E. L. & R.R. Ry. Co. Survey and the South line of the most Westerly portion of said Section 1, for the Southeast corner of this Tract;

THENCE, South 89° 41’ 32” West a distance of 256.31 feet to a 1/2” iron rod with a cap marked “Stevens RPLS 4339” set at the Southeast corner of said Section 7 and the most Westerly Southwest corner of said Section 1 for the Southwest corner of this Tract; and

THENCE, North 00° 29’ 30” West a distance of 352.78 feet to POINT OF BEGINNING,

bearings are relative to Geodetic North as determined by GPS observations and distances are Surface. Convergence Angle= -01° 41’00” and Combined Factor = 0.99984815 at GPS Station Lat: 33°58’12.7” Long: 101°35’11.9” NAD 83 (CORS 96).

Property ID #: 19344 and 24874

LEASE 117:

Fee Title Landowner (Landlord): Marr, L. Marie aka Marr, Lula Marie, as to an undivided one-half interest; and the Glenford T. Marr Estate Trust, Natile Marr Woodrow Trustee, as to an undivided one-half interest

File No. 15000332338-117

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Glenford & Marie Marr, as landowner, to CottonWind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated May 26, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded June 28, 2010 as Document No. 2010-002310, Official Public Records, Hale County, Texas, as assigned in the Assignment of Wind and Easement Lease Agreements by and between CottonWind Farms, LLC, a Texas limited liability company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002506, Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 16, 2017, as Document No. 2017-002551, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being the West Half (W1/2) of Section 1, Block CL, E. L. & R .R. R. R. Co. Survey, Hale County, Texas.

Property ID #: 26473

Schedule D-105

LEASE 118:

Fee Title Landowner (Landlord): Marshall, Carl Jean

File No. 15000332338-118

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Bobbie L. Marshall, as landowner, to Lakeview Wind Farms, LLC a Texas limited liability company, as Grantee, dated April 1, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001583, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded June 6, 2018, as Document No. 2018-001675, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160.00 acres, more or less, Being the Southwest Quarter (SW1/4) of Section 44, Block A-4, AB 1310, Hale County, Texas.

Property ID #: 27419

LEASE 119:

Fee Title Landowner (Landlord): McDonough, John F. Jr., Burkert, Dorothy Inez, Womack, Weldon Wayne, and Hoggins, Genna L. and Charles David McDonough, Beverly Gail McDonough, Richard Lynn McDonough and Evelyn Diane McDonough

File No. 15000332338-119

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Charles C. McDonough, John F. McDonough, Jr., Virginia Hoggins and Dorothy I. Burkert, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated January 13, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000601, Official Public Records, Hale County, Texas, as Corrected by Document recorded April 1, 2010 as Document No. 2010-001163, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned to Hale Wind Energy, LLC, a Delaware limited liability company in Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by Second Amendment to Wind and Easement Lease Agreement recorded January 24, 2018, as Document No. 2018-00232, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements

Schedule D-106

dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

318 acres, more or less, being the North Half (N1/2) of Section 56, Block R, AB-1313, Hale County, Texas.

Tract 2:

6.29 acres of land, more or less, being out of aa 20.8 acre tract of land known as the S. F. 12360, Patented to J. F. McDonough by Patent No. 408, Volume 16-A, dated January 18, 1923, as the same is described by the field notes set out in said patent, to which patent and its record reference is here made for a complete description;

Save and except a portion out of said 20.8 acre tract described by metes and bounds in a deed of conveyance from J. F. McDonough and wife, Minnie L. McDonough to E. J. Morehead, dated February 26, 1923, of record in Volume 62, page 105, Deed Records of Hale County, Texas, to which reference is here made for all purposes; and less a portion out of said tract described by metes and bounds in a deed of conveyance from J. F. McDonough and wife, Minnie L. McDonough to the State of Texas dated the 8th day of July, 1950, of record in Volume 208, page 464, Deed Records, Hale County, Texas, to which reference is here made for all purposes.

Property ID #: 24687

LEASE 120:

Fee Title Landowner (Landlord): McDougal Farms, LLC

File No. 15000332338-120

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by V. T. McDougal, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated May 17, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded May 28, 2010 as Document No. 2010-001967, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded September 15, 2017, as Document No. 2017-002919, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres of land, more or less, being the Southwest Quarter (SW1/4) of Survey 54, Block A-4, AB. 2191, Hale County, Texas.

Property ID #: 13605

Schedule D-107

LEASE 121:

Fee Title Landowner (Landlord): McLaughlin, Billy Sam as to 1/4 interest, Lee, Marzee Jane and Lee, Monte, Trustees of the Lee Family Trust as to 1/4 interest, Roberts, Virginia Kay, as to 1/4 interest, Thompson, Lezlie Denice, as to 1/12 interest, McLaughlin, Jimmy Wesley, as to 1/12 interest, and Mahler, Valorie Leigh, as to 1/12 interest, as to Tract 1; and

McLaughlin, Billy Sam, as to a 1/4 interest; Lee, Marzee Jane and Lee, Monte, Trustees of The Lee Family Trust, as to a 1/4 interest; Roberts, Virginia Kay, as to a 1/4 interest; Thompson, Lezlie Denice, McLaughlin, Jimmy Wesley and Mahler, Valorie Leigh, each as to a 1/12 interest, as to Tract 2

File No. 15000332338-121

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by McLaughlin Family Trust, as landowner, to Cottonwind Farms, LLC, a Texas limited liability as Grantee, dated August 31, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded October 27, 2009 as Document No. 2009-003676, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and to Hale Wind Energy, LLC, a Delaware limited liability company, in Assignment dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded November 2, 2017, as Document No. 2017-003397, Official Public Records, Hale County, Texas, as affected by that certain Partial Release of Wind and Easement Lease Agreement dated May 11, 2018, recorded June 6, 2018 as Document No. 2018-001676 and recorded June 11, 2018 as Document No. 2018-001715; Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises to-wit:

Tract 1:

All of Section 10, Block R, EL & RR RY. Co. Survey, Certificate No. 599, Patent No. 131, Volume 12-A, dated October 27, 1921, in Hale County, Texas, consisting of 640 acres of land, more or less.

Save and except

A 5.00 acre tract of land out of Section 10, Block R of the east line and Red River Railroad Company survey, Abstract 1493, described in G.L.O. file no. 50534, and conveyed to Billy Sam McLaughlin, et al in Document No. 2010-001563 and to Marzee Jane Lee and monte lee. Trustees of the lee family trust in document no. 2010-002657, Official Public Records, Hale County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “SAM” set in the intersection of the South right of way line of F.M. 37 and the apparent West right of way line County Road A. Said point of beginning having grid coordinates N: 7406344.32. E: 1009762.71. From which a railroad spike found for the northeast corner of said Section 10, Block R, bears North 01° 37’ 06” East. A distance of 50.00 feet, and

Schedule D-108

South 88° 19’ 12” East, a distance of 25.00 feet:

THENCE, South 01° 37’ 06” West. With said apparent West right of way line of County Road Z, same being a line parallel and 25 feet west of the east line of said Section 10, Block R, a distance of 466.69 feet to a 5 8-inch iron rod with cap stamped “SAM” set;

THENCE, North 88° 19’ 12” West, over said Section 10, Block R, a distance of 466.69 feet to a 5/8-inch iron rod with cap stamped “SAM” set;

THENCE, North 01° 37’ 06” East, over said Section 10, Block R, a distance of 466.69 feet to a 5/8ths-inch iron rod with cap stamped “SAM” set in the South right of way line of F.M. 37, from which a railroad spike found for the Northwest corner of said Section 10, Block R, bears North 01° 37’ 06” East, a distance of 50.00 feet, and north 88° 19’ 12” West, a distance of 4.802.62 feet:

THENCE, South 88° 19’ 12” East, with said South right of way line of F.M. 37, a distance of 466.69 feet to the POINT OF BEGINNING, and containing 217.801 square feet or 5.00 acres (more or less).

Property ID #: 10126

Tract 2:

All of Section 11, Block CL, EL & RR RY. Co. Survey, Hale County, Texas, containing 640 acres of land, more or less.

Property ID #: 12542

LEASE 122:

Tract 1:

Fee Title Landowner (Landlord): Mary Ann McLaughlin Trust #1

Mary Ann McLaughlin Trust #2

Tract 2:

Fee Title Landowner (Landlord): Mary Ann McLaughlin Trusts #1&#2

Tract 3:

Fee Title Landowner (Landlord): Mary Ann McLaughlin Trusts #1 & #2

File No. 15000332338-122

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Mary Ann McLaughlin Trust #1&#2, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated August 31, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded September 2, 2009 as Document No. 2009-003029, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and to Hale Wind Energy, LLC, a Delaware limited liability company in the Assignment dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second

Schedule D-109

Amendment to Wind and Easement Lease Agreement recorded December 28, 2017, as Document No. 2017-003889, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

625.25 acres of land, more or less, being all of Section 43, Block R, Abstract 443, Hale County, Texas, except that portion of said Section 43 contained in the following described property:

A tract out of the North Half (N/2) of Section 6, Block C-L, Abstract 2218, Hale County, Texas and the South Half (S1/2) of Section 43, Block R, Abstract 443, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a 1 1/4 inch pipe set in ground at intersection of projections of North and West fences of the Hunt Farm, from which 3/4 inch pipe under fence, in the middle of the West line of Section 6, Block C-L bears South 48.8 varas and West 17.0 varas;

THENCE, North parallel with and 17 varas East of the West line of this section, at 901.9 varas cross its North line in all 946.2 varas to point in the middle of an East-West road from which a 1 inch pipe bears South 8.7 varas and a 1 1/2 inch pipe in the West line of Section 43, Block R bears West 17 varas and South 8.7 varas;

THENCE, Easterly along the middle of the road, 1884 varas to a point in the East line of Section 43, and in line with the middle of the road West;

THENCE, South with the middle of line of pavement at 48.9 varas pass the Southeast corner of Section 43, Block R and the Northeast corner of Section 6, Block C-L, in all 946.3 varas to a point in the center line of pavement 53 varas North of the middle of the East line of said Section 6 from which a pipe under West fence of road bears South 53 varas and West 18 varas;

THENCE, Westerly along Hunt’s North fence, 1884 varas to the Place of Beginning.

Property ID #: 8600442, 8601063

Tract 2:

160 acres, more or less, being the Southwest Quarter (SW1/4) Section 9, Block R, Hale County, Texas.

Property ID #: 14850; 51102; 51103

LEASE 123:

Fee Title Landowner (Landlord): The Mary Ann Hellman Trust; The Mary Ann Meadors Trust Estate; The Teresa Frances Meadors Ryan Trust; and The Teresa Frances Meadors Trust Estate

File No. 15000332338-123

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by The Teresa Frances Meadors Trust Estate dated effective August 25, 1961; The Mary Ann Meadors Trust Estate dated effective August 25, 1961; The Teresa Frances Meadors Ryan Trust dated effective August 29, 1999, created under the Martha Frances Meadors Irrevocable Trust Agreement; and The Mary Ann Hellman Trust dated effective August 29, 1999, created under the Martha Frances Meadors Irrevocable Trust Agreement as landowner, to Hale

Schedule D-110

Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated December 11, 2017, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded December 28, 2017 as Document No. 2017-003890, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

719.77 acres of land, more or less, being those certain tracts or parcels of land known as Blocks 89, 90, 91, 92, 106, 107, 108, 109, 67, 68, 69, 70, 85, 86, 87, and 88 all in League 3 of the Callahan County School Lands in said Hale County, Texas.

Property ID #:18712

LEASE 124:

Fee Title Landowner (Landlord): Megna, Mary Hix

File No. 15000332338-124

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Mary Megna, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated March 31, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001154, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, and to Hale Wind Energy, LLC, a Delaware limited liability company in the Assignment dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded September 15, 2017, as Document No. 2017-002837; Official Public Records, Hale County, Texas, as further amended by Second Amendment to Wind and Easement Lease Agreement recorded June 6, 2018, as Document No. 2018-001677; Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being the East Half (E1/2) of Section 15, Block D-8, AB 406, EL & RR Ry. Co Survey, Hale County, Texas

Property ID #: 15749

LEASE 125:

Fee Title Landowner (Landlord): Mid-Plains Farms, Inc.

File No. 15000332338-125

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Mid-Plains Farms Inc., as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated April 22, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001589, Official Public Records, Hale County, Texas, as amended in the Amended Memorandum of Wind and Easement Lease Agreement dated April 22, 2010, recorded November 9, 2010, as

Schedule D-111

Document No. 2010-004107, and as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 20166 as Document No. 2016-000318, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded October 5, 2017, as Document No. 2017-003115, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres, more or less, being all of the South Half (S1/2) of Section 14, Block R, AB 1360, Hale County, Texas.

Property ID #: 16048

LEASE 126:

Fee Title Landowner (Landlord): Milner, Danny Eugene, Trustee of the Danny Eugene Milner Trust, as to an undivided 1/2 interest; and Johnston, Danette Dianne, Trustee of the Danette Dianne Johnston Trust, as to an undivided 1/2 interest

File No. 15000332338-126

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Dale T. Milner Living Trust, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated October 26, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded October 27, 2009 as Document No. 2009-003678, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 16, 2017, as Document No. 2017-002556, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

Being a part out of the Southwest Quarter (SW1/4) of Section 13, Block C-L, AB 416, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a 5/8 inch steel rod in middle of County roads North-South-East, for the Southwest corner of Section No. 13, Block C-L, as held on the ground;

Schedule D-112

THENCE, South 88°42’ East along center-line of County road 721.9 varas to 5/8 inch steel rod;

THENCE, North 0°15’ West along old fence line, at 7.9 varas pass corner post, in all 900.5 varas to 5/8 inch steel rod by old corner post;

THENCE, South 88°39’ West 717.8 varas to 5/8 inch steel rod in County road from which old corner post bears East 7.2 varas; and

THENCE, South 867.2 varas to PLACE OF BEGINNING, and

being 112.68 acres of land, more or less.

Property ID #: 12628

Tract 2:

A tract of land out of Section 10, Block CL, Hale County, Texas, described as follows:

Being the North Half of the South Half (N1/2 S1/2) of Section 10, Block CL, Hale County, Texas,

Save and except the East 80 acres thereof, the remaining 83.797 acres being described by metes and bounds as follows: Beginning at a spike set in the centerline of F.M. Highway No. 400 for the Northwest corner of Tract No. 1, said spike being in the West line and 1320 feet North 0° 30’ 14” West of a spike for the Southwest corner of Section 10, Block CL, Hale County Texas;

THENCE, North 0° 30’ 14” West 1322.66 feet along the West line of said section and the centerline of said highway, to a spike set for the mid-point of the West line of said section, from which the Northwest corner of said section bears North 0° 30’ 14” West 2642.66 feet;

THENCE, North 89° 42’ 45” East 2758.8 feet along the North line of the South Half of said section, to a 1/2 inch steel rod set for the Northwest corner of the East 80 acres of the North Half of the South Half of said section, from which the mid-point of the East line of said section bears North 89° 42’ 45” East 2595.2 feet;

THENCE, South 0° 38’ 34” West 1336.55 feet to a 1/2 inch steel rod set in the North line of Tract No. 4, for the Southwest corner of said East 80 acre tract; and

THENCE, West, along the North line of Tracts No. 4, 3, 2 and 1, at 1108.9 feet pass a 1/2 inch steel rod found at the Northwest corner of said Tract No. 3, in all 2732.14 feet to the POINT OF BEGINNING, containing 83.797 acres, more or less, including the highway right-of-way.

Property ID #: 116046

Tract 3:

The East 80 acres, more or less, of the North Half of the South Half of Section 10, Block CL, AB 1515, Hale County, Texas.

Property ID #: 116048

Tract 4:

Tract 2 of the Subdivision of the South Half of the South Half (S1/2 S1/2) of Section 10, Block C-L, AB 1515, Hale County, Texas, as shown by the map recorded in Volume 247, Page 446, of the Deed Records pf Hale County, Texas and containing 26 acres of land, more or less.

Schedule D-113

Property ID #: 116051

Tract 5:

Tract 3 out South Half of the South Half (S1/2 S1/2) of Section 10, Block C-L, AB 1515, Hale County, Texas, as set forth in the partition deed dated August 7, 1952, and recorded in Volume 247, Page 445, of the Deed Records pf Hale County, Texas and containing 22.5 acres of land, more or less.

Property ID #: 116052

Tract 6:

A tract of land out of the South Half of the South Half (S1/2 S1/2) of Section 10, Block C-L, AB 1515, Hale County, Texas, and described by metes and bounds as follows:

BEGINNING at an iron stake in the South line of Section 10, and 846.8 varas East of its Southwest corner;

THENCE, North 0°03’02” East 475.2 varas to iron stake;

THENCE, East at 141.3 varas pass pipe, in all 268.0 varas to iron stake;

THENCE, South 0°14’20” West 475.2 varas to iron stake in South line of said Section 10;

THENCE, West 266.5 varas to Place of Beginning and containing 22.5 acres of land, more or less.

Property ID #: 116055

Tract 7:

A 21-acre tract, more or less, described as a Tract 6 of the Subdivision of the South Half of the South Half (S1/2 S1/2) of Section No. 10, Block CL, AB 1515, Hale County, Texas.

Property ID #: 116056

Tract 8:

All of Tract 7 of the Subdivision of the South Half of the South Half (S1/ 2S1/2) of Section 10, Block C-L, AB 1515, Hale County, Texas.

Property ID #: 116059

Tract 9:

All of Parcel 3 of the West Half of Section 20, Block C-L, AB 2222, Hale County, Texas, as set forth in the partition deed dated August 7, 1952, and recorded in Volume 247, Page 445, of the Deed Records pf Hale County, Texas.

Property ID #: 116060

Tract 10:

A 53.07 acre tract, more or less, know and described as Tract 4, of the Subdivision of the West Half (W1/2) of Section 20, Block C-L, AB 2222, Hale County, Texas, which subdivision is recorded in Volume 247, Page 446 of the Deed Records of Hale County, Texas.

Schedule D-114

Property ID #: 116062

Tract 11:

Tracts 5 and 6 out of the West Half (W1/2) of Section 20, Block C-L, AB 1446 and 1222, Hale County, Texas, as set forth in the partition deed dated August 7, 1952, and recorded in Volume 247, Page 445, of the Deed Records pf Hale County, Texas.

Property ID #: 116064 and 116066

LEASE 127:

Fee Title Landowner (Landlord): Glen Allen Milner; James Aron Milner; Teresa Ann Milner aka Teresa Ann Milner Douglas Donald Glenn Milner; Danny Eugene Milner, Trustee of the Danny Eugene Milner Trust created pursuant to the Dale T. and Annette M. Milner Living Trust ; Danette Dianne Johnston, Trustee of the Danette Dianne Johnston Trust, created pursuant to the Dale T. and Annette M. Milner Living Trust; and Michael David Milner

File No. 15000332338-127

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Dale T. Milner, Dale A. Milner, Teresa Douglas, Michael D. Milner and Donald G. Milner, as landowner, to CottonWind Farms, LLC, a Texas limited liability company, as Grantee, dated January 14, 2010, as evidenced by Memorandums of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001159 Official Public Records, Hale County, Texas, and April 30, 2010 as Document No. 2010-001587, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded December 28, 2017, as Document No. 2017-003887, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

317 acres of land, more or less, being the North Half (N1/2) of Section 21, Block CL, Hale County, Texas.

Property ID #: 18205

Tract 2:

The South One-Third (S1/3) of Section 5, Block CL, Abstract No. 420, Hale County, Texas a/k/a the South 233.9 acres of Survey No. 5, Block CL, Hale County, Texas and described by metes and bounds as follows:

BEGINNING at a 3/8” steel rod set in pavement and 1271.4 varas South of the Northwest corner of Section. 5, Block CL, Hale County, Texas;

THENCE, East a distance of 2071.5 varas to a 5/8” steel rod in old fence line, the East line of said Section 5;

Schedule D-115

THENCE, South along old fence line a distance of 635.9 varas to a 5/8 steel rod at fence corner for the Southeast corner of said Section 5;

THENCE, West along the old fence line a distance of 2082.8 varas to a 5/8” steel rod for the Southwest corner of said Section; and

THENCE, North, on projection of and center of pavement, a distance of 635.6 varas to the PLACE OF BEGINNING.

Property ID #: 26617

Tract 3:

53.07 acres out of the West Half (W1/2) of Section 20, Block C-L, Hale County, Texas, and being Parcel 2 of the of the West Half (W1/2) set aside to Leroy Mahagan in Item 6 of the partition deed dated August 7, 1952, recorded in Book 247 at Page 445, Deed Records Hale County, Texas.

Property ID #: 19614

LEASE 128:

Fee Title Landowner (Landlord): Mitchell, Joel B., Trustee of the Joel B. Mitchell Revocable Trust Agreement dated 12 Jan. 2017

File No. 15000332338-128

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Joel B. Mitchell, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated February 05, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000602, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 18, 2017, as Document No. 2017-002582, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres, more or less, being the Northeast Quarter (NE1/4) of Section 37, Block R, AB 259, Certificate #916 E. L. & R.R. Ry. Co., Hale County, Texas.

Property ID #: 24246

Schedule D-116

LEASE 129:

Fee Title Landowner (Landlord): Morgan, Gary L. and Morgan, Tina L.

File No. 15000332338-129

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by D Max Partnership LTD, as landowner, to Lakeview Wind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated May 27, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded June 28, 2010 as Document No. 2010-002311; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements by Lakeview Wind Farms, LLC, a Texas Limited Liability Company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002508; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016 as Document No. 2016-000318, a Official Public Records, Hale County, Texas, s amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded June 19, 2017, as Document No. 2017-001923, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas,\ , which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres of land, more or less, being the Northeast Quarter (NE1/4) of Section No. 57, Block A-4, AB-1, Hale County, Texas.

Property ID #: 10965

LEASE 130:

Fee Title Landowner (Landlord): Mosser, H. W. and Wimmer, Valeria Marie, as Trustee of the A.A. Wimmer Testamentary Trust.

File No. 15000332338-130

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by A.A. Wimmer & H. W. Mosser, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated January 11, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000603, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded July 21, 2017, as Document No. 2017-002296, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres, more or less, being the West Half (W1/2) of Section 41, Block R, Certificate No. 115, Abstract No. 288, Patent No. 530, Volume 35, dated August 9, 1879, Hale County, Texas.

Property ID #: 18281

Schedule D-117

LEASE 131:

Fee Title Landowner (Landlord): Mull Family Trust

File No. 15000332338-131

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Jerry C. Mull, as landowner, to Cottonwind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated January 21, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000604, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 18, 2017, as Document No. 2017-002588, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

304.27 acres, more or less, described as follows:

All of the South Half (S1/2) of Section 21, Block CL, Hale County, Texas, Abstract No. 428, original Grantee E. L. & R. R.R. Co., Certificate No. 1184, Patentee Isabell Hardin, dated May 9, 1981, Patent No. 103, Volume No 60;

Save and Except a 3.441 tract and a 1.103-acre tract described in Deed recorded January 7, 1946 in Volume 165, Page 551, Deed Records of Hale County, Texas; and

Save and Except a 5.981-acre tract more particularly described in Deed recorded May 1, 1946 in Volume 168, Page 79, Deed Records of Hale County, Texas.

The above-described property has also been described as follows:

Parcel 1:

199.07 acres, out of the South Half (S1/2) of Survey No. 21, Block CL, E. L. & R.R. R.R. Co., Certificate No. 1184, Abstract No. 428, Patent No. 103, Volume 60, dated May 9, 1881, Hale County, Texas and more fully described by metes and bounds as follows: commencing at the intersection of the centerlines of FM Hwy. No. 400 and 54 for the Southwest corner of Survey No. 21, Block CL, Hale County, Texas;

THENCE, S. 89° 31’ 15” E. 2773.16 ft. along the centerline of FM Hwy. No. 54 (Volume 168, Page 79, of the Hale County Deed Records) to an angle point of said centerline;

THENCE, S. 89° 37’ 41” E. 2492.4 ft. continuing along said centerline to a spike found for the Southeast corner of said survey;

THENCE, N. 0° 38’ E. 50 ft. along the East line of said survey to the North ROW line of FM Hwy. No. 54 and the POINT OF BEGINNING of the herein described 199.07 acre tract;

THENCE, N. 89° 37’ 41” W. 2492.58 ft. along the North ROW line of FM Hwy. No. 54 to an angle point;

Schedule D-118

THENCE, N. 89° 31’ 15” W. 1231.66 ft. continuing along said ROW line to a calculated position of an unrecorded highway cutoff;

THENCE, Northwesterly an arc length of 555.37 ft. along said cutoff around a curve to the right having a radius of 1860 ft., a central angle of 17° 06’ 28” and a chord bearing N. 80° 58’ W. 553.31 ft. to a point of tangency;

THENCE, N. 72° 24’ 48” W. 599.97 ft. along said cutoff to a point of curvature;

THENCE, Northwesterly an arc length of 360.83 ft. along said cutoff around a curve to the right having a radius of 537.35 ft., a central angle of 38° 28’ 25” and a chord bearing N. 53° 10’ 35” W. 354.08 ft. to the Southeast corner of the Southwestern Public Service 0.4 acre tract (recorded in Volume 407, Page 53 of the Hale County Deed Records);

THENCE, N. 270 ft. to the Northeast corner of said 0.4 acre tract;

THENCE, W. 80 ft. to a o/s inch steel rod found for the Northwest corner of said 0.4 acre tract;

THENCE, N. along the East ROW line of FM Hwy. No. 400 (recorded in Volume 165, Page 551 of the Hale County Deed Records), said line being parallel and 60 ft. East of the West line of said survey, at 764 ft. pass 13.8 West of an irrigation well, at 795.46 ft. pass the projection of an underground irrigation pipeline (156.2 West of the west valve), in all, 807.09 ft. to an angle point of said highway ROW;

THENCE, N. 0° 04’ 14” E. 169.85 ft. continuing along said ROW line to a set 1/2, inch steel rod based on 199.07 acres from which a fence at, or near the North line of the South Half (S1/2) of said survey bears N. 0° 04’ 14” E. 881.45 ft.;

THENCE, S. 89° 31’ 27” E. 1 5224.84 ft. along a line parallel and 181.5 ft. North of said irrigation line to a 1/2, inch steel rod set in the East line of said survey, from which a 1” shaft found for the Northeast corner of the South Half (S1/2) of said survey bears N. 0° 38’ E. 871.6 ft.; and

THENCE, S. 0° 38’ W. 1705.5 ft. along the East line of said survey to the POINT OF BEGINNING.

Parcel 2:

The North 105.2 acres of the South Half (S1/2) of Survey No. Twenty-one (21), Block CL, E.L. & R.R. R.R. Co., Certificate no. 1184, Abstract No. 428, Patent No. 103, Volume 60, dated May 9, 1981, Hale County, Texas.

Property ID #: 14664

LEASE 132:

Fee Title Landowner (Landlord): Neis, V. L.

File No. 15000332338-132

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Vernon Lindy Neis, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated February 16, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001137, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318,

Schedule D-119

Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 16, 2017, as Document No. 2017-002543, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

320 acres, more or less, being all of the East Half (E1/2) of Section 6, Block D-8, AB 1670, located by virtue of Certificate No. 1299, issues to the E. L. & R.R. Ry. Co., being Patent No. 10, Vol. 38.

Property Tax ID #: 21545

Tract 2:

160 acres of land, more or less, being all of the Southwest Quarter (SW1/4) of Section 7, Block C-L, AB 419, Hale County, Texas.

Property ID #: 16004

LEASE 133:

Fee Title Landowner (Landlord): Harlan Brothers Land, Inc., a Texas corporation

File No. 15000332338-133

The LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Harlan Brothers Land, Inc., a Texas corporation, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated March 19, 2018, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 2, 2018 as Document No. 2018-000914, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

163 acres of land, more or less, being part of the Southwest Quarter, Block R, Abstract No. 2225 and part of the Northwest Quarter of Section 46, Block R, Abstract No. 2069, in Hale County, Texas, and being more particularly described by metes and bounds as follows: Beginning at a point in the centerline of paved highway in West line of Section 46, Block R, a distance of 552 varas North of its Southwest corner;

THENCE, North along West line of said Section 46, and the centerline of paved highway, a distance of 949.3 varas; THENCE, East at 18 varas pass 7.2 varas South of 5/8 inch steel rod and 9.8 varas South of corner post, in all 140 varas to point;

THENCE, North 7.2 varas to one inch pipe by corner post;

THENCE, East along old fence line, in all 823 varas to old 1 1/4 inch pipe by corner post of fences East, West and South;

THENCE, South with old fence 958.2 varas to point in middle of county road and from which old 1 1/4 inch pipe at corner of fence bears North 10.8 varas;

Schedule D-120

THENCE, West with centerline of county road 962.5 varas to place of beginning.

Property ID #: 27938

LEASE 134:

Fee Title Landowner (Landlord): Noel, Jeffrey Lynn, as to an undivided 1⁄2 interest; and Noel, Gregory Blaine Noel, as to an undivided 1⁄2 interest

File No. 15000332338-134

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Jeffrey Lynn Noel and Gregory Blaine Noel, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated February 13, 2017, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 7, 2017 as Document No. 2017-001082, Official Public Records, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement recorded November 2, 2017, as Document No. 2017-003386, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

319.9 acres of land, more or less, being Blocks 23, 24, 25, 26, and 41, 42, 43 and 44, League 3, Callahan County School Lands, Hale County, Texas.

Property ID #: 11488

LEASE 135:

Fee Title Landowner (Landlord): Jo Ed Noel and Belinda Noel, Trustees of the Jo Ed Noel and Belinda Noel Revocable Living Trust under an instrument dated February 7, 2008

File No. 15000332338-135

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Jo Ed Noel and Belinda Noel, Trustees of the Jo Ed Noel and Belinda Noel Revocable Living Trust under an instrument dated February 7, 2008, as landowner, to Hale Wind Energy, LLC. as Grantee, dated July 15, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded September 9, 2016, as Document No. 2016-002933; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated February 17, 2010, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that First Amendment to Wind and Easement Lease Agreement recorded October 5, 2017, as Document No. 2017-003103, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Being 345.84 acres of land more or less, being the East Half (E1/2) of Section 2, Block K, A.B. 1892, Original Grantee: R. M. Boyd, Cert. No. 0/517, Patentee: R. M. Boyd, dated 2-27-1934, Pat. No. 114, Vol 54 A, File No. 77976, Hale County, Texas.

Schedule D-121

Property ID #: 22778

LEASE 136:

Fee Title Landowner (Landlord): Noll, David and Noll, Beverly S.

File No. 15000332338-136

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Harold F. Priddy, as landowner, to CottonWind Farms, LLC, a Texas limited liability company, as Grantee, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded October 27, 2009 as Document No. 2009-003677, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreement dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145; Official Public Records, Hale County, Texas, as amended by Amendment to Wind and Easement Lease Agreement by David Noll and Beverly S. Noll, as Landowner and Hale Wind Energy, LLC, a Delaware Limited Liability Company, as Grantee, dated effective August 31, 2016, as evidenced by Memorandum of Amendment to Wind and Easement Lease Agreement recorded February 9, 2017, as Document No. 2017-000403, as amended by First Amendment to Wind and Easement Lease Agreement recorded September 15, 2017, as Document No. 2017-002934, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

318 acres of land, more or less, being the West Half (W1/2) of Section 54, Block R, Certificate Number 1182, EL R.R. Ry. Co., Hale County, Texas, Save and Except 2 acres of land out of the Southeast corner of the Southwest Quarter (SW1/4) of said Section 54, Block R, more fully described as:

BEGINNING at the Southeast corner of the Southwest Quarter (SW1/4); THENCE, North 106.25 varas;

THENCE, West 106.25 varas;

THENCE, South 106.25 varas; and

THENCE, East 106.25 varas to the PLACE OF BEGINNING.

Property ID #: 28024

LEASE 137:

Fee Title Landowner (Landlord): Odum, Reba Jean Castleberry, an undivided 1/5 interest; Vincurek, James Francis and Vincurek, Reita Fern, Trustees of their Revocable Trust, an undivided 1/5 interest; Castleberry, Betty Jane, Trustee of the Betty Jane Castleberry Living Trust dated October 6, 2003, an undivided 1/5 interest; Hoover, Audrey Jean; Miller, Justin Webb; Sharpe, Alana Joyce; and Miller-Bell, Dana, an undivided 1/5 interest; and Sewell, W. T.; Sewell, Rodgers Post; and Lindegard, Reita Lavon, an undivided 1/5 interest

File No. 15000332338-137

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Reita Fern Castleberry VinCurek and James Francis VinCurek, Betty Jane Castleberry, Roberta Wyvon Castleberry Miller, Reba Jean Castleberry Odum and W.T. Sewell, as landowner, to Lakeview Wind Farms, LLC, a Texas

Schedule D-122

limited liability company, as Grantee, dated February 16, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001144, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded June 4, 2018, as Document No. 2018-001638, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres of land, more or less, being the Northwest Quarter (NW1/4) of Section 16, Block D-8, Abstract 1617, Hale County, Texas.

Property ID #: 10462, 8600238, 8600715

LEASE 138:

Fee Title Landowner (Landlord): Orozco, Gildardo; Maldonado, Lissa (a/k/a Orozco); Maldonado, Juan A.; and Maldonado, Mary

File No. 15000332338-138

LEASEHOLD AND EASEMENT ESTATE created by The LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Gildardo Orozco and Lissa Orozco f/k/a Lissa Maldonado, husband and wife, and Juan A. Maldonado and Mary Maldonado, husband and wife, collectively as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated June 2, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded September 7, 2016 as Document No. 2016-002911, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by First Amendment to Wind and Easement Lease Agreement recorded August 18, 2017, as Document No. 2017-002590, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

10 acres of land more or less, being a tract out of the North Half (N1/2) of the middle part of Survey 3, S.F. 866, L. E. Speed Block L, Hale County, Texas, said 10 acres being in the NW part of the Linda Adkins Noble 99.97 acre tract as recorded in Volume 1012, Page 3634, of the Official Public Records of Hale County, Texas:

BEGINNING at a point in the West line and 332.38 feet South (called S. 0°03’33” E.), of a nail found at the intersection of the center of F.M. Highway 789 and County Road 280 for the Northwest corner of said Noble tract;

THENCE, South 520.33 feet along the West line of said Survey 3 to a point;

Schedule D-123

THENCE, East, at 40 feet pass a 1⁄2” rod set in the East right of way line of said Highway 789 (highway easement recorded in Volume 208, Page 479 of the Hale County Deed Records), in all, 837.16 feet to a set 1⁄2” rod;

THENCE, North 520.33 feet to a set 1⁄2” rod; and

THENCE, West, at 797.16 feet pass a 1⁄2” rod set in the East highway right of way line, in all, 837.16 feet to the POINT OF BEGINNING, and containing 10 acres, including highway right of way on the West.

Property ID #: 29602

LEASE 139:

Fee Title Landowner (Landlord): Parish, Larry J. and Halbrooks, Johnnie

File No. 15000332338-139

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Larry J. Parish and Johnnie Halbrooks, as landowner, to Cottonwind Farms, LLC, as Grantee, dated January 13, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010, as Document No. 2010-000594, Official Public Records, Hale County, Texas, as assigned by Assignment of Wind and Easement Lease Agreements in favor of Hale Community Energy, LLC., a Texas limited partnership dated September 9, 2013, recorded, July 24, 2015 in Document No. 2015-002506, Hale County, Texas, as further assigned by the Third Assignment of Wind and Easement Lease Agreements in favor of Hale Wind Energy, LLC, a Delaware limited liability company, dated August 24, 2016, recorded September 27, 2016 in Document No. 2016-003145, as amended by First Amendment to Wind and Easement Lease Agreement recorded June 19, 2017, as Document No. 2017-001920, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

The 231.4 acres of land out of Section Five (5), Block CL, Hale County, Texas, being further described by metes and bounds as follows:

BEGINNING at a point in the intersection of the center of F.M. Highway No. 400 and the center of county road for the Northwest corner of Section 5, Block CL, Hale County, Texas;

THENCE, East along center of county road, at 18 varas pass a 5/8” steel road, in all 2049.0 varas to a 5/8” steel rod for the Northeast corner of said Section 5;

THENCE, South along old fence line a distance of 635.8 varas to a 5/8” steel rod;

THENCE, West a distance of 2060.3 varas to a 3/8” steel rod in pavement, the West side of said Section 5; and

THENCE, North along center of paved road a distance of 635.7 varas to the POINT OF BEGINNING.

Property ID #: 15643

Schedule D-124

LEASE 140:

Fee Title Landowner (Landlord): Patterson, Steve

File No. 15000332338-140

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by, Steve Patterson, as landowner, to CottonWind Farms, LLC, a Texas limited liability company, as Grantee, dated May 7, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded May 28, 2010 as Document No. 2010-001962, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded November 2, 2017, as Document No. 2017-003395, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

296.15 acres of land, more or less, being the South Half (S1/2) of Section 15, Block R, AB 193, Hale County, Texas.

Property ID #: 26829

LEASE 141:

Fee Title Landowner (Landlord): Patton, Samuel Bruce and Carter, Andrea Gwen

File No. 15000332338-141

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Joseph T. Patton, et al, as landowner, to Lakeview Wind Farms LLC, a Texas limited liability company, as Grantee, dated March 17, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-0001147, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508; Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded April 16, 2018 as Document No. 2018-001107, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Section 55, Block A-4, Abstract No. 214, in Hale County, Texas.

Property ID #: 21473

Schedule D-125

LEASE 142:

Fee Title Landowner (Landlord): Ramsey, Don R. and Ramsey, Cathy L.

File No. 15000332338-142

The LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Don R. Ramsey and Cathy L. Ramsey, husband and wife, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated March 19, 2018, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 2, 2018 as Document No. 2018-000913, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320.1 acres, more or less, being out of the South Half (S1/2) of Survey 15, Block K, Hale County, Texas, consisting of the parcels of land described as follows:

a.

The South Half (S1/2) of Survey 15 lying East of former railroad (railroad recorded in Volume 90 Page 6 of the Hale County Deed Records) right of way called 175.5 acres (mes. 175.79 acres) and all of the East Half of the Southwest Quarter (E1/2 SW1/4) and the West part of the Southeast Quarter (SE1/4) of Survey 15 lying West of said railroad (mes. 55 acres) all recorded in Volume 719, Page 313, Hale County Deed Records;

b.

All of the West Half of the Southwest Quarter (W1/2 SW1/4) (mes. 79.83 acres) of Survey 15, Block K, Hale County, Texas as recorded in Volume 932, Page 281 of the Official Public Records of Hale County; and

c.

All of the said former railroad (railroad recorded in Vol. 90, pp. 6 of Hale County Deed Records) right of way (mes. 9.47 acres) deeded to G.C. Broughton Jr. as recorded in Volume 835, Page 735, of the Hale County Deed Records.

Said 320.1 acres being described in full as follows:

BEGINNING at a 3/8 inch rod found in County Road 280 for the Southwest corner of Section 15, Block K, Hale County, Texas;

THENCE, a true bearing (by GPS) of North 89° 32’ 25” East along the South line of said section, at 1551.55 feet pass a 1/2 inch rod found in the West right of way line of former Burlington Railroad for the Southwest corner of a railroad tract deeded to G.C. Broughton Jr. in Vol. 835, Page 735, Hale County Deed Records, and the Northeast corner of a 56.345 acre tract out of Section 20, Block K, at 1635.4 feet pass the center of said railroad, in all 5260.73 feet to a 1/2 inch rod set at the “T” intersection of said County Road 280 and County Road EE for the Southeast corner of said Section 15, from which a spike in F.M. Highway 37 for the Northeast corner of Section 14, Block K bears Northerly 10,624.86 feet;

THENCE, North 0° 21’ 23” West 2656.22 to a 1/2 inch rod set for the Northeast corner of the South Half of said Section 15 (as held), from which the Northeast corner of said Section 15 (as held) bears North 0° 21’ 23” West 2673.84 feet;

THENCE, South 89° 20 ’01” West along the North line of said South Half, at 2306.5 feet pass a 1/2 inch rod set in the center of said railroad, in all 5274.67 feet to a 3/8 inch rod found for the Northwest corner of the South Half of said Section 15;

Schedule D-126

THENCE, South 0° 36’ 11” East 1153.24 feet to a 1/2 inch rod found for the Southeast corner of a 78.45 acre tract out of Section 3, Block L as recorded in Vol. 910, Page 68, Hale County Deed Records, and the Northeast corner of a 80 acre tract out of said Section 3 as recorded in Vol. 814, Page 723, Hale County Deed Records;

THENCE, South 0°42’02” East 1483.96 feet along the East line of said 80 acre tract to the POINT OF BEGINNING.

Property ID #: 18415 and 18416

LEASE 143:

Fee Title Landowner (Landlord): Reed, David D. Jr. and Hamilton, Joan R., Trustees, or their successor in trust, under the David D. Reed Jr. Trust Agreement dated November 20, 2008 and any amendments thereto

File No. 15000332338-143

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by David D. Reed Jr. Trust, as landowner, to Lakeview Wind Farms, LLC, as Grantee, June 12, 2015, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded June 29, 2015 as Document No. 2015-002186, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated July 23, 2015, recorded July 24, 2015, as Document No. 2015-002507, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded April 27, 2018 as Document No. 2018-001214, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres in the North One-half of Section 11, Block D-8, Abstract 399, Hale County, Texas.

Property ID #: 17863

LEASE 144:

Fee Title Landowner (Landlord): Reed, Justin E. and Reed, Valarie K. (a/k/a Friday, Valarie K.)

File No. 15000332338-144

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Justin E. Reed and Isabel Reed and Valarie K. Friday a/k/a Valarie K. Reed and Stephen Friday, as landowner, to Hale Wind Energy, LLC a Delaware limited liability company, as Grantee, dated October 18, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded December 20, 2016 as Document No. 2016-003939, Official Public Records, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement recorded November 2, 2017, as Document No. 2017-003394, Official Public Records, Hale County, Texas, as amended by Second Amendment to Wind and Easement Lease Agreement recorded May 30, 2018, as Document No. 2018-001575; Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements

Schedule D-127

dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Parcel 1:

The West Half of Section 20, Block K, TT RR Co., Abstract 1397, Hale County, Texas containing 319.6 acres more or less, also described as Tracts 1, 2, and 3 below:

Tract 1:

Being a parcel of land, situated in Survey 20, Block K, Hale County, Texas and more particularly described as follows: All that certain tract or parcel of land knows and described as all that part of Survey 20, Block K, Hale County, Texas, which is situated West of the right of way of the Fort Worth & Denver South Plains Railway Company, as created by deed recorded in Volume 90, Page 11 of the Hale County Deed Records, said tract being described as follows:

BEGINNING at a 3/8” rod found for the Northwest corner of Survey 20, Block K, said rod also being the NE corner of an adjoining 54.98 acre tract out of Survey 3, Block L, Hale County, Texas;

THENCE, a true bearing (by GPS) of N. 89° 32’ 25” B. 1551.57 feet along the North line of said Survey 20 to a 1/2” rod set in the Westerly right of way of said railroad;

THENCE, S, 26° 05’ 35’ W. 931.(33 feet along a line parallel and 75 feet Northwesterly of centerline to a 1/2” rod set at Station 2306+00;

THENCE, S. 63° 54’ 25” E. 25 feet to a 1/2” rod set for a re-entrant corner of said right of way;

THENCE, S. 26° 05’ 35” W. 2563.31 feet along the said Westerly railroad right of way line, along a line parallel and 50 feet Northwesterly of said centerline to a 1/2” rod set in the West line of said Survey 20; and

THENCE, N 0° 40’ 19” W. along the West line of said Survey 20, Block K and the East line of Survey 3, Block L at 293.04 feet pass a 1/2” rod found in the position of an old post (as described by J.C. Boyd III) for the Southeast corner of said 54.98 acre tract, in all, 3137.5 feet to the POINT OF BEGINNING.

Tract 2:

Being 55.6 acres of land, more or less, situated in Survey 3, S.F. 866, LE. Speed Block L, Hale County, Texas and more particularly described as follows: Being a 54.98 acre tract, more or less, described in Volume 600, Page 261 of the Hale County Deed Records as the East 55 acres of the 155 acre tract (mes.154.95 acres) known as the North Half of the middle part of Survey 3, S. F. 866, L. B, Speed Block L, Hale County, Texas, said 54.98 acres being described as follows;

BEGINNING at a 1/2” rod found in the East line of Survey 3, Block L, Hale County, Texas for the Northeast corner of said 155 acre tract, the Southeast corner of a 80 acre tract as recorded in Volume 814, page 723 of the Hale County Deed Records, the Northwest corner of Survey 20, Block K, and the Southwest corner of Survey 15, Block K;

THENCE, a true bearing (by GPS) of S. 89º 20’ 07” W. 826.4 feet along the North line of said 155 acre tract to a 1/2” rod set for the NE corner of a 99.97 acre tract recorded in Volume 1012, p. 3634, OPR, from which a nail found in die center of F.M. Highway 789 for the Northwest corner of said 155 acre tract bears S. 89° 20’ 07” W. 1528.73 feet:

THENCE, S. 0º 03’ 33” E. 2846.77 feet to a 1/2” rod set in the South line of said 155 acre tract (as held) for the SE corner of said 99.97 acre tract;

Schedule D-128

THENCE, N. 89º 11’ 30” E. 856.85 feet along the South line of said 155 acre tract (as held) to a 1/2” rod set in the position of an old post (as described by J.C. Boyd III) for the Southeast corner of said 155 acre tract; and

THENCE, N. 0° 40’ 19” W. 2844.46 feet along the East line of said Survey 3 to the POINT OF BEGINNING.

Tract 3:

Being a parcel of land described as that part of West One-half of Section 20, Block K, Hale County, Texas, situated South and East of the right-of-way of the Fort Worth and Denver South Plains Railway Company,

Save and except 55.92 acres, more or less, conveyed to J. C. Boyd, Sr. by deed recorded in Book 174, page 313, Hale County, Texas.

Parcel 2:

A parcel of land being a portion of Section 20, Block K, in Hale County, Texas, and being more particularly described as follows:

A strip of land 150 feet in width, said strip being 75 feet wide on each side of the centerline of the Fort Worth and Denver South Plains Railway Company as now fixed and located on the ground, and extending Southwesterly approximately 969.1 feet from the North line of said Section 20 to Location Station 2306+00;

THENCE, a strip of land 100 feet in width, said strip being 50 feet wide on each side of said centerline, and extending Southwesterly approximately 2671.6 feet from said Location Station 2306+00 to the West line of said Section 20.

The located centerline of said Fort Worth and Denver South Plains Railway Company crosses the North line of said Section 20, approximately 1635.4 feet East from its Northwest corner, and extends Southwesterly in a straight line across said Section 20 to an intersection with its West line approximately 3255.4 feet South from said Northwest corner.

Property ID #:    No number

LEASE 145:

Fee Title Landowner (Landlord): Reese, Truman

File No. 15000332338-145

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Thurman & Sherry Reese, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated October 12, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded October 27, 2009 as Document No. 2009-003674, Hale County, Texas, as corrected by Correction Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000605, Hale County, Texas, as amended by Amended Memorandum of Wind and Easement Agreement recorded November 9, 2010 as Document No. 2010-004106, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Assignment of Wind and Easement Lease Agreements dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Hale County, Texas, as amended by that

Schedule D-129

unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as further amended by Second Amendment to Wind and Easement Lease Agreement recorded November 2, 2016 as Document No. 2016-003558, Hale County, Texas, as further amended by Third Amendment to Wind and Easement Lease Agreement recorded July 21, 2017, as Document No. 2017-002293, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres more or less, being the South One-half (S1/2) of Section 42, Block R, Abstract 1314, Hale County, Texas, and being the land conveyed by Ricky R. Riddle et al to W. E. Terrell by Deed dated November 1, 1990, recorded in Book 793, Page 21, Deed Records, Hale County, Texas.

Property ID #: 22256

LEASE 146:

Fee Title Landowner (Landlord): Reese, Truman

File No. 15000332338-146

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Truman & Sherry Reese, as landowner, to Lakeview Farms, LLC, a Texas limited liability company, as Grantee, dated October 12, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001152, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Assignment of Wind and Easement Lease Agreements dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Hale County, Texas, as amended by unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as further amended by that certain Second Amendment to Wind and Easement Lease Agreement recorded November 2, 2016 as Document No. 2016-003557, Official Public Records, Hale County, Texas, as amended by Third Amendment to Wind and Easement Lease Agreement recorded August 18, 2017, as Document No. 2017-002583, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

315.8 acres, more or less, out of the North Half (N/2) of Section 6, in Block C-L, Abstract 2218, Hale County, Texas and the South half (S1/2) of Section 43, Block R, Abstract 443, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a 1 1/4” pipe set in ground at intersection of projections of North and West fences of the Hunt Farm, from which 3/4-inch pipe under fence, in the middle of the West line of Section No. 6, Block C-L bears South 48.8 vrs. and West 17.0 vrs.;

THENCE, North parallel with and 17 vrs. East of the West line of this section, at 901.9 vrs. cross its North line in all 946.2 vrs. to point in middle of East-West road from which a 1” pipe bears South 8.7 vrs. and a 1 1/2-inch pipe in West line of Section 43, Block R bears West 17 vrs. and South 8.7 vrs.;

THENCE, Eastward along middle of road, 1884 vrs. to point in east line of Section No. 43, and in line with middle of road west;

Schedule D-130

THENCE, South with middle of line of pavement at 48.9 vrs. pass the SE corner of Section No. 43, Block R and the NE corner of Section No. 6, Block C-L, in all 946.3 vrs. to point in center line of pavement 53 vrs. North of the middle of the East line of said Section No. 6 from which a pipe under West fence of road bears South 53 vrs. and West 18 vrs.; and

THENCE, Westward along Hunt’s North fence, 1884 vrs. to PLACE OF BEGINNING.

Property ID #: 23747 (Sec. 6) and # 12902 (Sec. 43)

LEASE 147:

Fee Title Landowner (Landlord): Riley, Bob

File No. 15000332338-147

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Bob Riley and Gwen Riley, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated February 2, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000581, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded July 14, 2017, as Document No. 2017-002207, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being the West Half (W1/2) of Section 6, Block D-8, AB 1967, Hale County, Texas.

Property ID #: 27174

LEASE 148:

Fee Title Landowner (Landlord): Riley, Bob

File No. 15000332338-148

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Bob Riley and Gwen Riley, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated February 2, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001145, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements recorded July 24, 2015 as Document No. 2015-002508 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016 and recorded September 27, 2016 as Document No. 2016-003145, as amended by Memorandum of Amendment to Wind and Easement Lease Agreement recorded July 17, 2017 as Document No. 2017-002206, Official Public Records, Hale County, Texas, as further assigned to Hale

Schedule D-131

Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to:

Tract 1:

320 acres, more or less, being the East Half (E1/2) of Section 7, Block D-8, AB 402, Hale County, Texas.

Tract 2:

204 acres, more or less, being out of the East Part of the South half (S1/2) of Section 16, Block D-8, AB 1617, Hale County, Texas, described as follows: being a 200.08 acre tract of the East 204 acres (Volume 842, page 201, Hale County Deed Records) of the South Half of Survey 16, Block D-8, Hale County, Texas:

BEGINNING at a 1/2” rod set at the intersection of the North line of F.M. Highway No. 54 (highway deed recorded in Volume 148, page 6-9, Hale County Deed Record) and the East line of Survey 16, Block D-8, Hale County, Texas, said rod being 50 feet N 0° 05’ 13” W. of a spindle set for the Southeast corner of said survey;

THENCE, N 0° 05’ 13” W. 2554.03 feet to a 1/2” rod set for the midpoint of the East line of said survey, said rod being 36.23 feet S. 0° 05’ 13” E of a 1/2” rod round for the Northwest corner of the Southwest Quarter of Survey 23, Block CL;

THENCE, N. 89° 59’ 45” W. along the North line of the South Half of said Survey 16, at 3315.92 feet pass the East line of the West 116 acres (deed recorded in Volume 842, page 203-205, Hale County Deed Record, said line being parallel and 1940.15 feet East of the West line of said survey) of the South Half of said survey, in all, 3412.35 feet to a 1⁄2” rod found for the Northwest corner of said East 204 acres of said South Half and the Northeast corner of the David Hunt 107.28 acre tract, said rod being 7.8 feet North and 25.9 East of an old fence corner;

THENCE, S 0° 05’ 13” E 2554.26 feet along the West line of said 204 acres, (parallel and 3412.35) feet West of the East line of said survey) to a 1⁄2” rod found for the Southeast corner of said Hunt 107.28 acres, said rod being 24.1 feet East of the projection of said fence;

THENCE, East along the North right of way line of said highway (parallel and 50 feet North of the South line of said survey at 90.88 feet pass the East line of said West 116 acres, in all 3412.35 feet to the POINT OF BEGINNING.

AND Being all of that portion of the East 204 acres (Volume 842, page 201, Hale County Deed Record) of the South Half of Survey 16, Block D-8 Hale County, Texas that is in conflict with the West 116 acres (Volume 842, page 203-205, Hale County Deed Record) and lying outside of F.M. Highway 54 right of way (recorded in Volume 148, page 6-9, Hale County Deed Record):

BEGINNING at a 1⁄2” rod found at the intersection of the North line of F.M. Highway No. 54 and the West line of said East 204 acres of the South Half of Survey 16, Block D-8, Hale County, Texas for the Southeast corner of the David Hunt 107.28 acre tract, said rod being 50 feet N. 0° 05’ 13” W and 3412.35 feet West of a spindle set for the Southeast corner of said survey;

THENCE, East 90.88 feet along the North right of way line of said highway (said line being parallel and 50 feet North of the South line of said survey) to the East line of said West 116 acres, then N. 0° 02’ 15” E. 2554.26 feet along the East line of said West 116 acres said line being parallel and 1940.15 feet East of the West line of said survey to a point in the North line of the South Half of said survey;

Schedule D-132

THENCE, N. 89° 59’ 45” W. 96.43 feet along the North line of the South Half of said Survey 16, to a 1/2” rod found for the Northwest corner of said East 204 acres of said South Half and the Southeast corner of said David Hunt 107.28 acre tract; and

THENCE, S 0° 05’ 13” E. 2554.26 feet along the West line of said 204 acres to the POINT OF BEGINNING.

Tract 3:

160 acres, more or less, being the Northeast Quarter (NE1/4) of Section 22, Block CL, AB 1690, Hale County, Texas.

Property ID #: 17081 & 24052 & 16899

LEASE 149:

Fee Title Landowner (Landlord): Rockinstar, LLC, a Texas limited liability company

File No. 15000332338-149

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by RockinStar, LLC, a Texas limited liability company; Melba Jean Thomas, Nedra Lois Young, and Waymouth L. Roberts, as to Royalty Fees, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated March 12, 2018, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 2, 2018 as Document No. 2018-000912, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

295.8 acres of land, more or less, being the East Half (E1/2) of the C. K. Andrews Survey, Hale County, Texas, Patent No. 232, Volume 9, issued by virtue of Land Certificate No. 29/174, issued to the said C. K. Andrews.

Tract 2:

317.87 acres of land, more or less, being the West Half (W1/2) of C. K. Andrews Survey, Hale County, Texas, Abstract No. 116, C Certificate No. 29/174, Patent No. 232, Volume 9, dated September 4, 1879, described by metes and bounds as follows:

BEGINNING at a found 1/2 inch sucker rod for the Northwest corner of this tract and the Northwest corner of the C. K. Andrews Survey, Hale County, Texas;

THENCE, East along the North line of said survey a distance of 2640.0 feet to a set 3/8 inch iron rod for the Northeast corner of this tract;

THENCE, South a distance of 5245.0 feet to a 3/8 inch iron rod set in the South line of said survey for the Southeast corner of this tract;

THENCE, West along said South line a distance of 2640.0 feet to a set 3/8 inch iron rod for the Southwest corner of this tract; and

Schedule D-133

THENCE, North along the West line of said survey a distance of 5245.0 feet to the POINT OF BEGINNING.

Property ID #: 12069 and 26657

LEASE 150:

Fee Title Landowner (Landlord): RockinStar, LLC, a Texas limited liability company

File No. 15000332338-150

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by RockinStar, LLC, a Texas limited liability company, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated December 3, 2015, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 10, 2016 as Document No. 2016-000471, Official Public Records, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement recorded August 18, 2017 as Document No. 2017-002589, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Being 89.97 acres of land, more or less, described as follows:

Being a 99.97-acre tract, more or less, described in Volume 600, Page 253 of the Hale County Deed Records as the West 100 acres of the 155 acre tract (mes. 154.95 acres) known as the North Half of the middle part of Survey 3, S.F. 866, L. E. Speed Block L, Hale County, Texas, said 99.97 acres being described as follows:

BEGINNING at a nail found in the West line of Survey 3, Block L, Hale County. Texas, said nail being at the intersection of the center of F.M. Highway 789 and County Road 280 for the Northwest corner of said 155-acre tract and Southwest corner of a 80 acre tract as recorded in Volume 814, Page 723 of the Hale County Deed Records;

THENCE, in a true bearing (by GPS) of S. 0° 03’ 33” E. 2850.6 feet along the West line of said Survey 3 to a spike set 1.8 feet West of the center of said highway for the Southwest corner of said 155 acre tract (as held), from which a 3/8” rod found 0.7 feet West of the center of said highway and at the intersection of County Road 290 for the Northwest corner of a 29.8 acre tract as recorded in Volume 752, Page 683 of the Hale County Deed Records bears S. 0° 03’ 33” E. 2822.34 feet;

THENCE, N. 89° 11’ 30” E. 1528.78 feet along the South line of said 155 acre tract (as held) to a set 1/2” rod, from which a 1/2” rod set in the position of an old post (as described by J.C. Boyd III) for the Southeast corner of said 155 acre tract bears N. 89° 11’ 30” E. 856.85 feet;

THENCE, N, 0° 03’ 33” W. 2846.77 feet to a 1/2 rod set in the North line of said 155 acre tract, from which a 1/2” rod found for the Northeast corner of said 155 acre tract, the Northwest corner of Survey 20, Block K and the Southwest corner of Survey 15, Block K bears N. 89° 20’ 07” E. 826.4 feet:

THENCE, S. 89° 20’07” W. 1528.73 feet along the North line of said 155-acre tract to the POINT OF BEGINNING and containing 99.97 acres including public road on the North and highway right of way on the west.

Schedule D-134

Save and except

A 10-acre tract out of the North Half of the middle part of Survey 3, S.F. 866, L. E. Speed Block L Hale County, Texas, said 10 acres being in the Northwest part of the Linda Adkins Noble 99.97 acre tract as recorded in Volume 1012, Page 3634, of the Official Public Records of Hale County. Texas:

BEGINNING at a point in the West line and 332.38 feet South (called S. 0° 03’ 33” E.) of a nail found at the intersection of the center of F.M. Highway 789 and County Road 280 for the Northwest corner of said Noble tract;

THENCE, South 520.33 feet along the West line of said Survey 3 to a point;

THENCE, East, at 40 feet pass a 1/2” rod set in the East right of way line of said Highway 789 (highway easement recorded in Volume 208, Page 479 of the Hale County Deed Records), in all, 837.16 feet to a set 1/2 “rod;

THENCE, North 520.33 feet to a set 1⁄2” in rod; and

THENCE, West, at 797.16 feet pass a 1⁄2” rod set in the East highway right of way line, in all, 837.16 feet to the POINT OF BEGINNING.

Property ID #: 27978

LEASE 151:

Fee Title Landowner (Landlord): Rokohl, Arthur Lou

File No. 15000332338-151

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Mrs. Arthur Lou Rokohl, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated March 22, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001165, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by First Amendment to Wind and Easement Lease Agreement recorded October 5, 2017 as Document No. 2017-003112, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

640 acres, more or less, being all of Section 44, Block R. AB 1671, Hale County, Texas.

Property ID #: 23659

Schedule D-135

LEASE 152:

Fee Title Landowner (Landlord): Royal, Mary, formerly known as Harkey, Mary

File No. 15000332338-152

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Frederick A. Harkey, Jr., Mary Harkey and Curtis L. Harkey, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated July 14, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 29, 2010 as Document No. 2010-002827, Hale County, Texas , as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as further amended by Third Assignment of Wind and Easement Lease Agreements in favor of Hale Wind Energy, LLC, a Delaware limited liability company, dated August 24, 2016, recorded September 27, 2016, in Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by Memorandum of Amendment to Wind and Easement Lease Agreement recorded May 7, 2018 as Document No. 2018-001303 Official Public Records, Hale County, Texas, and as recorded June 4, 2018 as Document No. 2018-001639, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being all of the North Half (N1/2) of Section 45, Block A-4, Abstract number 219, E. L. & R.R. R.R. Co., Original Grantee, Certificate Number 269, Joseph Heuver, Patentee, Patent Number 15, Volume 60, Dated December 11, 1880, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a 1/2” rod found in the centerline intersection of F.M. Highway 37 and County Road Q for the Northwest corner of Survey 45, Block A-4, Hale County, Texas;

THENCE, a true bearing (by GPS) of S. 89° 56’ E. 5281.35 feet along the North line of said Survey 45 and center of said highway to a 1/2” rod found for the Northeast corner of said Survey 45;

THENCE, S. 0° 07’ 50” E. 2641.23 feet to a 3/4” pipe found for the Northeast corner of a 200 acre tract (as held) as recorded in Volume 860, page 241 of the Official Public Records of Hale County, Texas;

THENCE, N. 89° 55’ 20” W. 5279.39 feet along the North line of said 200 acre tract and the North line of said 120 acre tract (as held) as recorded in Volume 964, page 368, of the Official Public Records of Hale County, Texas to a 3/8” rod found at the midpoint of the West line of said Survey 45; and

THENCE, N. 0° 10’ 24” W. 2640.24 feet along the West line of said Survey 45 to the POINT OF BEGINNING.

Property ID #: 18532

LEASE 153:

Fee Title Landowner (Landlord): Runchey, Peggy Ann

File No. 15000332338-153

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Peggy Ann Runchey, as landowner, to CottonWind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated December 30, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000606, Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements, dated September 9, 2013 from CottonWind Farms, LLC, a Texas limited liability company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002506, Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements, dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company,

Schedule D-136

Assignee, recorded January 27, 2017 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded July 14, 2017 as Document No. 2017-002208, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

360.50 acres, more or less, out of Section 18, Block C-L, Hale County, Texas, further being described by metes and bounds as follows:

BEGINNING at a 1” pipe found near the center of graded roads going North, South, East and West and accepted as the Northeast corner of Section 18, Block C-L, and called the Northwest corner of Section 17, Block C-L and the Southeast corner of Section 13, Block C-L, as called for in Deeds recorded in volume 887, Page 307 and Volume 875, Page 570;

THENCE, South with said road, 2691.1 feet to a set 1/2” rod;

THENCE, S. 89°44’ W. along a “H” Frame Power Line, 4858.7 feet to a set 1/2” rod;

THENCE, S. 0°08’ E. 2574.5 feet to a set Spike Nail near the center of F.M. Road 54,

THENCE, S. 89°44’ W. 424.1 feet to a found Rail Road Spike near the center of F.M. 54 for the Southwest corner of this survey;

THENCE, N. 0°08’ W. at 2574.5 feet pass a set 1/2” rod in the center of an over bead power line, at 5217.5 feet pass a found 5/8” rod for the Southeast corner of Section 12, Block C-L, as shown on a Plat prepared by W. J. Williams recorded in Volume 355, Page 638, in all 5411.5 feet to a found 5/8” rod for the Northwest corner of said Section 18, Block C-L, as held on the ground, and the Southwest corner of the 112 68 acre tract described in Volume 370, Page 325, Hale County Deed Records; and

THENCE, S 88°41’10” E. with a graded county road, and along the South Line of the said 112.68 acre tract, at 2005.8 feet pass a found 5/8” rod at the Southwest corner of the 194.15 acre tract described in Volume 875, Page 570, Hale County Deed Records, continuing along the South line of said 194.15 acre tract, in all 5290.7 feet to the PLACE OF BEGINNING.

Property ID #: 78943

LEASE 154:

Fee Title Landowner (Landlord): Ruth P. Young Revocable Living Trust

File No. 15000332338-154

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Ruth P. Young Revocable Living Trust, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated June 16, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded June 28, 2010 as Document No. 2010-002314, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, and dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability

Schedule D-137

company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 1, 2017 as Document No. 2017-002412, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

158.34 acres, more or less, being a tract out of the Northwest Quarter (NW1/2) of Section 54, Block A-4 , E. L. & R. R., Hale County, Texas:

BEGINNING at a steel rod in the West part of County road, at the Northwest corner of Section 54, Block A-4, E. L. & R. R., Hale County, Texas, same being 5,280.0 feet North of the Southwest corner of said Section 54, as held on the ground, a 1 1/2 inch iron pipe bears 30 1/2 feet East and 14 1/2 feet South, a power pole bears Northwest 28.2 feet and a corner post bears Northeast 38 1/2 feet;

THENCE, South, in county road, along the West line of Section 54, and the East line of Section 53, 2,594.65 feet to a 5/8 inch rod, a 1 1/2 inch pipe on the West side of a post bears East 29 1/2 feet; THENCE, S. 88° 55’ 07’’ E., at 29 1/2 feet pass the East side of County road in all 2,640.47 feet to a point in field, a 1 1/2 inch pipe bears 24.0 feet South and 14.0 feet East, a power line running North and South bears 19.0 feet East;

THENCE, N. 0° 12’ 07” W., along the West side of power line, 2,640.02 feet to a 1 1//2 inch pipe on the South side of turn row, a power pole bears Northeast 24.7 feet and power line bears 2.0 feet East; and

THENCE, N. 89° 54’ 09” W., along the South side of turn row, at 1,590.0 feet pass North of irrigation well, at 2600.2 feet pass the East side of county road, a 1 1/2 inch pipe bears South 14 1/2 feet, in all 2,630.7 feet to the Place of Beginning and containing 158.34 acres of which 1.79 acres is in county road.

Property ID #: 13400

LEASE 155:

Fee Title Landowner (Landlord): Ryan, Donna, as to an undivided 1⁄2 interest, and Ryan, Donna M., Trustee of the Dan Ryan Estate Trust, a testamentary trust created under the Last Will and Testament of Danny Leon Ryan, as to an undivided 1⁄2 interest

File No. 15000332338-155

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Danny L. Ryan Trust, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated December 16, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000582, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded June 19, 2017, as Document No. 2017-001927, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the

Schedule D-138

Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

8.11 acres, more or less, out of the Southwest part of Survey 74, Block A-4, Abstract No. 1383, Hale County, Texas, consisting of all of a 8.494 acre tract as recorded in Volume 686, page 443 of the Hale County deed Records, Save and Except a 0.125 acre highway deed recorded in Volume 581, page 625 of the Hale County Deed Records and the portion of said 8.494 acre tract which is in conflict with a previously deeded 4.455 acre highway deed recorded in Volume 141, page 253 of the Hale County Deed Records described as follows:

COMMENCING at the Southwest corner of Survey 74, Block A-4, Hale County, Texas; THENCE, East 960 feet along the South line of said survey to a point;

THENCE, North 0°06’30” West, at 7 feet pass the centerline of F.M. Highway No. 54, in all, 57 feet to a 1/2” rod set in the North right of way line of said highway (highway deed recorded in Volume 120, page 280, Hale County Deed Records) for the Southeast corner of said 8.494 acre tract and the Southwest corner of Tanamara Land and Cattle Co. 35.376 acre tract (recorded in Volume 938, p. 344, Hale County Deed Records) and the POINT OF BEGINNING of the herein described 8.11 acre tract;

THENCE, North 0° 06’ 30” West 500 feet to a 1/2” pipe found on the Northeast side of fence corner for the Northeast corner of the herein described tract, the Northwest corner of said Tanamara tract and the Southeast corner of a Hale County 10 acre tract recorded in Volume 882, page 847-850, Hale County Deed Records;

THENCE, West 839.79 feet along the North line of said Scott Tractor tract to a 1/2” rod set 56.8 feet East of the centerline of the East service road of Interstate Highway No. 27 for the Northeast corner of said 0.125 acre highway tract excepted from said Scott Tractor Tract;

THENCE, South 3°06’33” East (called S. 0° 45’ 52” E.) 125.2 feet along the East line of said 0.125 acre highway tract to a square rod found in the East line of said 4.455 acre highway tract for the Southeast corner of said 0.125 acre highway tract;

THENCE, South 41°58’50” East (called S. 39° 21’ 15” E.) 500.1 feet along the East line of said 4.455 highway tract to a 1/2” pipe found for the most Southerly Southwest corner of said Scott Tractor Tract; and

THENCE, South 89°37’48” East 499.45 feet (called East 500 feet) along the South line of said Scott Tractor Tract to the POINT OF BEGINNING and containing 8.11 acres.

Property ID #: 13855

LEASE 156:

Fee Title Landowner (Landlord): Scarborough, Charles and State National Bank of West Texas, Co-Trustees of the Charles Scarborough Revocable Trust, as to an undivided 19.44% interest; Scarborough, David and State National Bank of West Texas, Co-Trustees of the David Scarborough Revocable Trust, as to an undivided 19.44% interest; Savino, Nancy K. and State National Bank of West Texas, Co-Trustees of the Nancy K. Savino Revocable Trust, as to an undivided 12.50% interest; Greenwood, Peggy and State National Bank of West Texas, Co-Trustees of the Peggy Greenwood Revocable Trust, as to an undivided 11.11% interest; and Johnson, Louise Waters and State National Bank of West Texas, Co-Trustees of the Louise and James Waters Revocable Trust, as to an undivided 37.51% interest.

Schedule D-139

File No. 15000332338-156

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Louise and James Waters Revocable Trust, Charles Scarborough Revocable Trust, David Scarborough Revocable Trust, Nancy K. Savino Revocable Trust and Peggy Greenwood Revocable Trust, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated December 10, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000583, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded April 16, 2018 as Document No. 2018-001108, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

Southeast Quarter of Section 56, Block A-4, Abstract No. 1562, in Hale County, Texas.

Property ID #: 8600228

Tract 2:

Southwest Quarter of Section 56, Block A-4, Abstract No. 1562, in Hale County, Texas.

Property ID #: 8600291

Tract 3:

Northeast Quarter of Section 56, Block A-4, Abstract No. 2486, in Hale County, Texas.

Property ID #: 8600367

Tract 5:

Northwest Quarter of Section 56, Block A-4, Abstract No. 2486, in Hale County, Texas.

Property ID #: 8600639

Tract 6:

East Half of Section 5, Block D-8, Abstract No. 379, in Hale County, Texas.

Property ID #: 8600293

Schedule D-140

Tract 7:

West Half of Section 5, Block D-8, Abstract No. 379, in Hale County, Texas,

Save and except a tract of land out of the Southwest part of Section 5, Block D-8, Hale County, Texas, being further described as follows:

BEGINNING at a 1/2” rod set in the South line and 4386.1 feet, a true bearing of South 89°46’25” West of a 1 1/2” pipe found for the Southeast corner of Section 5, Block D-8, Hale County, Texas;

THENCE, North 0°13’35” West 250 feet to a set 1/2” rod;

THENCE, South 89°46’25” East 871.2 feet to a set 1/2” rod;

THENCE, South 0°13’35” East 250 feet, along a line parallel and 42.1 feet East of a powerline claimed for possession for the West line of Section 5, as held on the ground, to a 1/2” rod set in the South line of said Section 5, from which a 1 1/4” pipe found for the Northwest corner of Section 6, Block D-8 bears South 89°46’25” West 308.3 feet;

THENCE, North 89°46’25” East 871.2 feet along the South line of said Section 5, to the POINT OF BEGINNING.

Property ID #: 8600480

Tract 8:

East Half of Section 8, Block D-8, Abstract No. 1662, in Hale County, Texas.

Property ID #: 8600481

Tract 9:

East Half of Section 13, Block D-8, Abstract No. 400, in Hale County, Texas.

Property ID #: 8600482

Tract 10:

All of Section 9, Block CL, Abstract No. 418, in Hale County, Texas,

Save and except a 9.31-acre tract out of the East part of Section 9, Block CL, Abstract No. 418, Hale County, Texas:

BEGINNING at intersection of the projection of a fence to the West and the centerline of F.M. Highway No. 54, said intersection being 2651.87 feet a true bearing of North 0 °08’ 13” West of the Southeast corner of Section 9, Block CL, Hale County, Texas;

THENCE, North 0° 08’ 13” West 417.53 feet to an angle point of said highway;

THENCE, North 0° 01’ 50” East 665.5 feet continuing along said centerline to a point;

THENCE, North 89° 58’ 10” West, at 50 feet pass a 1/2” rod set in the West right of way line of said highway (easement recorded in Vol. 190, Page 130, Hale County Deed Records), passing 25 feet South of an electric meter pole, in all 86.09 feet to a 1/2” rod set for the Northwest corner of this tract, from whence the center pivot of an irrigation system bears North 82°50’ West 1249 feet;

Schedule D-141

THENCE, an arc length of 1652.32 feet along a curve to the right, concentric and 15 feet outside of the end of pipe of said system and 62 feet outside of the last wheel track of said system, said curve having a chord bearing South 45° 03’ 54” West 1534.44 feet to a 1/2” rod set in fence line;

THENCE, North 89° 57’ 56” East along said fence, at 1122.98 feet pass a 1/2” rod set in the West right of way line of said highway, in all 1172.98 feet to the POINT OF BEGINNING.

Property ID #: 8600598

LEASE 157 Intentionally Deleted

LEASE 158:

Fee Title Landowner (Landlord): Scarborough, John and Scarborough, Jen

File No. 15000332338-158

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by John Scarborough and Jen Scarborough, being one and the same as Jennifer Scarborough, as landowner, to Cottonwind Farms, LLC., a Texas Limited Liability Company, as Grantee, dated May 5, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded May 28, 2010 as Document No. 2010-001960, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded November 16, 2017, as Document No. 2017-003537, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

Being all that part of the East Half (E1/2) of Section No. 16, Block CL, Original Grantee T. T. Ry. Co., Cert. No. 698, which lies North of the Plainview-Floydada paved highway and lying North and West of the right of way of the Fort Worth and Denver South Plains Railway Company, as said right of way and yards are now located across said land, the land herein conveyed containing 209.1 acres more or less, and described by metes and bounds, as follows:

BEGINNING at 1 inch pipe set at intersection of North line of Highway with West line of East half of Section No. 16, Block CL;

THENCE, North 0°08’ West 1721 varas to 3/4 inch pipe at corner of fence;

THENCE, East 948.3 varas to 1/2 inch pipe in center of lane, in line with fence to West;

THENCE, South 404.3 varas to 3/4 inch pipe at intersection of Northwest line of railroad right of way with East line of said Section No. 16;

THENCE, South 25°35’ West with railroad right of way 834.7 varas to 3/4 inch pipe at corner of same;

Schedule D-142

THENCE, North 64°25’ West 36 varas to 3/4 inch pipe at corner;

THENCE, South 25°35’ West 548.1 varas to 1 inch pipe at intersection with North line of highway; and

THENCE, South 73°21’ West 328.2 varas to PLACE OF BEGINNING.

Tract 2:

All that certain tract or parcel of land out of the East Half (E1/2) of Section No. Sixteen (16), Block CL, in Hale County, Texas, situated East of the right of way of the Fort Worth and Denver South Plains Railway Company and North of the centerline of the paved road located on land conveyed to the State of Texas, by C. E. Bergstrom, et ux by deed of record in Book 138, page 267, Deed records of Hale County, Texas, and described by metes and bounds, as follows:

BEGINNING at the intersection of the Southeast line of said Railroad right of way with the East line of said Section No. 16;

THENCE, South 26°06’20” West along said right of way line, 760.5 varas to re-entrant corner of said right of way;

THENCE, South 63°58’40” East 36 varas to corner of same;

THENCE, South 26°06’20” West 480.9 varas to where said right of way line intersects the centerline of said paved highway; and

THENCE, North 981.3 varas to PLACE OF BEGINNING; and

containing 45.5 acres of land of which 2.22 acres has been conveyed by highway deed, to which deeds, as shown of record in said county, reference is hereby made for all pertinent purposes.

Tract 3:

A tract of land being out of the South part of Section 16, Block CL, Hale County, Texas and described as follows:

BEGINNING at point for the Southeast corner of Section No. 15, Block CL, being the Southwest corner of tract patented to L.C. Claitor, by patent dated January 15, 1930;

THENCE, South 338.9 varas to point for Northwest corner of Survey No. S.F. 1019, J.C. Brown;

THENCE, East 84.7 varas to point in centerline of paved highway and in North line of J.C. Brown Survey;

THENCE, North 0°10’06” West 338.9 varas to Southeast corner of above described patented tract in centerline of highway; and

THENCE, West 84 varas to the PLACE OF BEGINNING.

Save And Except The Following Tracts:

(a) All that certain tract of land described as 1.25 acres out of Section No. 16, Block CL, Hale County, Texas, situated North of the right of way conveyed to the State of Texas, by C.E. Bergstrom et ux by deed of record in Book 138, page 267 of the Deed records of Hale County, Texas, and East of the right of way of the Fort Worth and Denver South Plains Railway Company and described by metes and bounds as follows:

BEGINNING at a 1/2 inch steel rod set at intersection of East or Southeast line of railroad right of way, and the North line of Highway right of way;

Schedule D-143

THENCE, North 73°48’20” East along the North line of highway, 93.5 varas to a 1/2 inch steel rod;

THENCE, North 157.2 varas to 1/2 inch steel rod in Southeast line of said railroad right of way;

THENCE, South 26°06’20” West along said right of way, 204 varas to the PLACE OF BEGINNING and containing 1.25 acres of land;

(b) A tract of 6.517 acres out of the Southeast Quarter (SE1/4) of Section No. 16, Block CL, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a steel rod at point where centerline of State Highway No. 54 intersects the Northwest line of Fort Worth Railroad right of way;

THENCE, North 26° East along said right of way line 800 feet to 5/8 inch steel rod;

THENCE, West 363.48 feet to 5/8 inch steel rod;

THENCE, South 26° West parallel with said railroad right of way line at 137.93 feet pass 5/8 inch steel rod, in all 937.93 feet to a 3/8 inch steel rod in centerline of said Highway 54; and

THENCE, North 73°42’ East 441.7 feet to the PLACE OF BEGINNING;

(c) That certain tract of land out of the Southeast Quarter (SE1/4) of Section No. 16, Block CL, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a 5/8 inch steel rod set in the Northwest line of the right of way of Fort Worth and Denver Railroad Company at the Northeast corner of the 6.517 acre tract conveyed by us to Blue Star Elevator & Grain Storage, Inc. by deed dated April 12, 1961, recorded in Book 374, page 407, Deed records, Hale County, Texas;

THENCE, North 26° East along said right of way line 33.4 feet to a point;

THENCE, West 363.48 feet to a point;

THENCE, South 26° West parallel with said railroad right of way line 33.4 feet to the Northwest corner of the 6.517 acre tract; and

THENCE, East along the North line of the 6.517 acre tract to the PLACE OF BEGINNING.

(d) All that certain 2.29 acres out of the Southeast Quarter (SE1/4) of Section 16, Block CL, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at the Southwest corner of the Southeast Quarter of Section 16, Block CL, Hale County, Texas;

THENCE, North 372.5 feet to the centerline of State Highway No. 54;

THENCE, North 73°42’ East along said centerline 226.8 feet to a 5/8 inch steel rod, the beginning corner of this tract;

THENCE, North 73°42’ East along highway centerline 210.0 feet to a 5/8 inch steel rod, the Northwest right of way of railroad bears North 73°42’ East 441.7 feet;

THENCE, North 26°00’ East at 81.1 feet pass Northwest right of way line of highway, in all 605.9 feet to a 5/8 inch steel rod;

Schedule D-144

THENCE, North 87°55’ West 169.9 feet to a 5/8 inch steel rod;

THENCE, South 26° 00’ West at 597.2 feet pass Northwest right of way line of State Highway No. 54, in all 678.3 feet to the PLACE OF BEGINNING; and

containing 2.29 acres of which 0.29 acres is in highway right of way and 2.0 acres outside of said right of way;

(e) A tract of land out of the Southeast Quarter (SE1/4) of Section 16, Block CL, Hale County, Texas described by metes and bounds as follows:

BEGINNING at the Southwest corner of the Southeast Quarter of Section 16, Block CL, Hale County, Texas;

THENCE, North 372.5 feet to the centerline of U.S. Highway No. 54;

THENCE, North 73°42’ East along said centerline 436.8 feet to a 5/8ths inch steel rod the Northwest right of way of railroad bears North 73°42’ East 441.7 feet;

THENCE, North 26° East 605.9 feet to the point of beginning of the tract hereby conveyed;

THENCE, North 26° East 365.4 feet to the Northwest corner of a tract of land conveyed by W. B. Scarborough, Jr. et ux to Blue Star Elevator & Grain Storage, Inc., by deed dated July 27, 1964, recorded in Volume 429, page 85, Deed records, Hale County, Texas;

THENCE, West 210 feet; THENCE, South 26° West 393.03 feet; and

THENCE, East 210 feet to the PLACE OF BEGINNING;

(f) A 14.00 acre tract of land out of the L.C. Claitor and T.A. White Survey, S.F. 11935 and out of the East 1/2 of Section 16, Block CL, Hale County, Texas and being out of the tract conveyed to W. D. Scarborough, recorded in Volume 193, Pg. 297, Hale County Deed records and being described by metes and bounds as follows:

BEGINNING at a found 1/2 inch pipe in the center of F.M. Highway 789, for the Northeast corner of the tract described in Volume 193, Page 297 and the Northeast corner of this survey, being in the West line of Section 3, Block L, 991.00 feet North of the Southwest corner of Section 3;

THENCE, South 00°08’ West, along the West line of Section 3, a distance of 685.21 feet to a 60 d nail set in the center of F.M. 789, for the Southeast corner of Section 3;

THENCE, West, at 40.00 feet pass a 1/2 inch steel rod set in the West right of way of F.M. 789, continuing for a distance of 890.00 feet to a 1/2 inch steel rod set for the Southwest corner of this survey;

THENCE, North, a distance of 685.21 feet to a 1/2 inch steel rod set in the North line of Section 16, Block CL, for the Northwest corner of this survey, that bears West, 1743.87 feet from a found 3/4 inch pipe for the Northwest corner of the East 1/2 of Section 16, Block CL; and

THENCE, East, at 850.00 feet pass a 1/2 inch steel rod set in the West right of way of F.M. 789, continuing for a distance of 890.00 feet to the POINT OF BEGINNING;

(g) Being a 2.56 acre tract of land out of the Southeast Quarter (SE1/4) of Survey 16, Block CL, Hale County, Texas and described by metes and bounds as follows:

COMMENCING at the Southwest corner of the Southeast Quarter of Survey 16, Block CL, Hale County, Texas;

Schedule D-145

THENCE, North 372.5 feet to a point in the centerline of U.S. Highway No. 54;

THENCE, North 73°42’ East 226.8 feet along said centerline to 5/8” rod found for the Southwest corner of a 2.29 acre tract as recorded in Volume 784, page 367, Hale County Deed Records;

THENCE, North 26° East 678.3 feet along the West side of said 2.29 acre tract to a 1⁄2 inch rod found for the Northwest corner of said 2.29 acre tract and the Southwest corner of a 1.29 acre tract; described 2.56 acre tract;

THENCE, North 26° East 349.18 feet to a set 1/2 inch rod;

THENCE, South 64 East 482.02 feet to a 1/2 inch rod found in the West line of a 5.3 acre tract as recorded in Volume 836, page 291, Hale County Deed Records;

THENCE, South 26° West (called South 26°16’15” West) 114.08 feet along the West line of said 5.3 acre tract to a 1/2 inch rod found for the Northeast corner of a 0.25 acre tract as recorded in Volume 429, page 85, Hale County Deed Records; and

THENCE, West along the North line of said 0.25 acre tract, at 363.48 feet pass a 1/2 inch rod found for the Northwest corner of said 0.25 acre tract, in all 536.29 feet to the POINT OF BEGINNING.

Property ID #: 78341 (225.08 acres of E/2 of Section 16, Block C-L, Abstract No. 1592)

61539 (5.064 acres, LC Claitor & TA White, Abstract No. 2385)

LEASE 159:

Fee Title Landowner (Landlord): Seagler, Stanley Brooks and Baldwin, Darold

File No. 15000332338-159

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by G C Seagler & Lois Seagler, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated December 17, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000607, Official Public Records, Hale County, Texas, as revised by and between Stanley Seagler and Darold Baldwin, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated January 1, 2012, as evidenced by Revised Memorandum of Wind and Easement Lease Agreement recorded March 11, 2013 as Document No. 2013-000924, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Third Amendment to Wind and Easement Lease Agreement recorded August 16, 2017, as Document No. 2017-002542, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

The Northeast 173.4 acres of land, more or less, out of the East Half (E1/2) of Section No. 16, in Block R, Abstract No. 1561, Hale County, Texas, meted and bounded as follows: Beginning at a 5/8 inch steel rod in the middle of lanes East and West and in line with centerline of paved road South, The Northeast corner of Section No. 16, Block R;

Schedule D-146

THENCE, South along center-line of pavement in the East line of said Section No. 16, a distance of 1008.8 varas to point in center-line of pavement in the East line of said Section No. 16, the Northeast corner of the Southeast part of this Section as divided;

THENCE, S. 89° 41’10” W at an 18 varas pass 5/8 inch steel rod in West line of highway, in all 970.8 varas to 5/8 inch steel rod in East line of West part of the Section as divided and the Northwest corner of the Southeast part; and

THENCE, North at 993.4 varas pass 5/8 inch steel rod in South line of public road, in all 1007.8 varas to 5/8 inch steel rod in North line of said Section No. 16 and 975.4 varas from its Northwest corner;

THENCE, North 89°37’20” E 970.8 varas to PLACE OF BEGINNING.

Property ID #: 19375

LEASE 160:

Fee Title Landowner (Landlord): Setters, Lisa Trussell; Trussell, Lori; and Charron, Jennifer Trussell (frmly Colwell, Vivian)

File No. 15000332338-160

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Vivian V. Colwell, Kim K. Colwell, Rene’ Karen Colwell, Ronald Colwell, Tanda Carol Trussell Estate and Danny Lynn Trussell, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, April 9, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001580, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded September 15, 2017, as Document No. 2017-002936, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres, more or less, being the Southeast Quarter (SE1/4) of Section 11, Block D-8, AB 399, E. L. R. R. Ry. Co., Survey, Hale County, Texas.

Property ID #: 15190

Schedule D-147

LEASE 161:

Fee Title Landowner (Landlord): Sherwood, Abijah, as Trustee of the Abijah E. Sherwood Living Trust; Haas, Ruth S.; and Arvidson, Jacqueline Mirth, as their interests may appear

File No. 15000332338-161

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Abijah E. Sherwood, Trustee of the Abijah E. Sherwood Living Trust dated May 13, 1998; Ruth S. Haas, a married woman; and Jacqueline Arvidson, a married woman, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated March 19, 2018, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 2, 2018 as Document No. 2018-000915, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being the South Half (S1/2) of Section 5, Block K, AB 984, Hale County, Texas.

Property ID #: 12167

LEASE 162:

Fee Title Landowner (Landlord): Skipper, Johnny, Gary Skipper, and Truett Skipper

File No. 15000332338-162

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Billy F. Skipper, Johnny W. Skipper, Gary D. Skipper, and Truett L. Skipper, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated January 31, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000584, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504 Official Public Records, Hale County, Texas, and to Hale Wind Energy, LLC, a Delaware limited liability company, dated December 15, 2015, recorded January 21, 2016, as Document No. 2016000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 16, 2017, as Document No. 2017-002558, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

149.73 acres of land, more or less, being the Northwest Quarter (NW1/4) of Section 47, Block A-4, AB 218, R.R. Ry Co. Survey, Hale County, Texas described as follows:

BEGINNING at a point, in the North line of Section No. 47, Block A-4, Certificate 270, issued to the E. L. & RR Ry. Company and located in Hale County, Texas, being 21.6 varas East of the Northwest corner of said Section No. 47 and being in the East line of State Highway right-of-way;

THENCE, East along the North line of said Section No. 47 a distance of 928.8 varas to its point of intersection with the West line of the Santa Fe Railroad right-of-way;

THENCE, South along West line of said right-of- way 950.4 varas to a 1 1/2 inch pipe under fence in old pile of stones and being in the center of 1 said Section No. 47;

Schedule D-148

THENCE, West along the South line of the Northwest Quarter (NW1/4) of said, Section 928.8 varas to 1 1/2 inch pipe by corner post, where said line intersects the East line of State Highway right-of-way and being 21.6 varas East of the middle of the West line of said Section No. 47; and

THENCE, North along the East line of Highway right-of-way parallel with the West line of said Section No. 47, a distance of 950.4 varas to the place of beginning, containing 156.34 acres, Save and Except highway right of way.

Property Tax ID #: 18692

LEASE 163:

Fee Title Landowner (Landlord): Smalley, Kelly G. (a/k/a Smalley, Kelly) and Smalley, Ronna K. (a/k/a Smalley, Ronna)

File No. 15000332338-163

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Glendale King, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated August 24, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded September 16, 2010 as Document No. 2010-003412, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded November 16, 2017, as Document No. 2017-003539, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Parcel 1:

213 1/3 acres of land, more or less, out of East Half (E1/2) Section 58, Block R, E. L. & R.R. Company, Abstract No. 1695, John J. Simpson, original grantee, Certificate No. 1153, John J. Simpson, patentee, Patent No. 18, Vol. 41, dated July 26, 1910, Hale County, Texas, described as follows:

BEGINNING at the Southeast corner of said Section 58, for the Southeast or beginning corner of this tract of land;

THENCE, North with East line of said section, 1267.2 varas;

THENCE, West, parallel with the North line of said section, 950.4 varas;

THENCE, South 1267.2 varas to point in center of South line of said section; and

THENCE, East with South line of said section, 950.4 varas to Southeast corner of this section.

Schedule D-149

Parcel 2:

42 2/3 acres, more or less, out of Section 58, Block R, E. L. & R.R. Company, Abstract No. 1695, John J. Simpson, original grantee, Certificate No. 1153, John J. Simpson, patentee, Patent No. 18, Vol. 41, dated July 26, 1910, Hale County, Texas, described as follows:

BEGINNING at the Southeast corner of a tract of land conveyed to H.T. Bean et al on March 21, 1929 (1267.2 varas North of the Southeast corner of Section 58);

THENCE, North 253.44 varas;

THENCE, West parallel with the South line of said tract 950.4 varas to a point in its West line;

THENCE, South 253.44 varas to its Southwest corner; and

THENCE, East 950.4 varas to the PLACE OF BEGINNING.

Property ID #: 18394

LEASE 164:

Fee Title Landowner (Landlord): Smalley, Kelly G. and wife, Smalley, Ronna K.

File No. 15000332338-164

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Kelly G. Smalley and Ronna K. Smalley, as landowner, to CottonWind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated April 28, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001584; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements dated September 9, 2013 from CottonWind Farms, LLC, a Texas limited liability company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002506; Official Public Records, Hale County, Texas, Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, Assignee, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded September 15, 2017, as Document No. 2017-002920, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

Being a 13.86 acre tract out of the Southeast part of a Roberson 67.9 acre parent tract (called 70 acres) recorded in Volume 985, page 2163 of the Official Public Records of Hale County, Texas out of the Southeast Quarter (SE1/4) of Survey 17, Block CL, Hale County, Texas:

BEGINNING at a point 0.3 feet South of the centerline of F.M. Highway 54 for the SE corner of Survey 17, Block CL, Hale County, Texas;

THENCE, S. 89° 34’ 13” W. (called S. 89° 36’ W.) 1356.74 feet along the South line of said Survey 17 to a point in the center of said highway;

Schedule D-150

THENCE, N. 0° 38’ 50” W., at 50 feet pass a 1/2” rod set in the North right of way line of said highway, in all, 454.86 feet to a set 1/2” rod;

THENCE, S. 89° 32’ 25” E., at 45.6 feet pass a point 6 feet North of the NW corner of a barn, at 129.8 feet pass a point 5 feet North of the NE corner of said barn, in all, 1361.88 feet to a 1/2” rod set in the East line of said Survey 17;

THENCE, South along the East line of said Survey 17, at 373.1 feet pass a 1/2” rod found for the Southwest corner of a 15 acre tract out of the Southwest Quarter of Survey 16, Block CL as recorded in Volume 1006, page 714 of the Official Public Records of Hale County, Texas, in all, 433.73 feet to the POINT OF BEGINNING.

Property ID #: 38243

And

54.04 acres of land, more or less, being out of the North part of a Roberson 67.9 acre parent tract (called 70 acres) recorded in Volume 985, Page 2163, of the Official Public Records of Hale County, Texas out of the SE/4 of Survey 17, Block CL, Hale County, Texas:

BEGINNING at a 1/2” rod set in the East line and 433.73 feet North of a point 03 feet South of the centerline of F.M. Highway 54 for the SE corner of Survey 17, Block CL, Hale County, Texas;

THENCE, North 821.97 feet along the East line of said survey to a 5/8’ rod found for the NE corner of said Roberson tract, from which a 5/8” rod found for the NE corner of the SE/4 of said Survey 7 bears North 1308 feet;

THENCE, N. 89° 31’ W. 2324.6 feet to a 1⁄2” rod set for the NW corner of said Roberson tract;

THENCE, S. 0° 16’ 43” E., at 1242.71 feet pass a 1⁄2” rod set in the North right of line of said Highway, in all 1292.71 feet (Called S. 0° 17’ E. 1291.6 feet) to a point in the South line of said survey and center of said highway for the SW corner of said Roberson tract;

THENCE, N. 89°34 13” E. (called N. 89° 36’ E.) 961.56 feet along the South line of said Survey 17 to a point;

THENCE, N. 0° 38’ 50” W., at 50 feet pass a 1/2” rod set in the North right of way line of said highway, in all, 454.86 feet to a set 1/2” rod; and

THENCE, S. 89° 32’ 25” E., at 45.6 feet pass a point 6 feet North of the NW corner of a barn, at 129.8 feet pass a point 5 feet North of the NE corner of said barn, in all, 1361.88 feet to the POINT OF BEGINNING.

Property ID #: 24001

Tract 2:

101.72 acres of land, more or less, being all of the North one-third of the West Half (N1/3 W1/2) of Section 16, Block CL, Certificate No. 698, T.T. Ry. Co. Survey, situated in Hale County, Texas, and containing 106.67 acres, more or less,

Save and except the 6.7 acres out of the Southwest corner of the 106.67 acre tract described by metes and bounds as follows:

BEGINNING at a steel rod in the West line and 1078.8 feet South of 81 inch pipe at the Northwest corner of Section 17, Block CL, Hale County, Texas;

Schedule D-151

THENCE, South 89° 35’ East parallel and 2 feet South of a power line, 417.5 feet to a steel rod;

THENCE, South about 690 feet to a steel rod in center of turn row;

THENCE, South 89° 45” West 422.5 feet to a steel rod in center of road and in the West line of Section 16; and

THENCE, North along the West side of Section 16, 694.2 feet to the PLACE OF BEGINNING and containing 6.7 acres, more or less.

Also save & except a 9.16 acre tract of land out of the North 1/3 of the West 1/2 of Section 16, Block CL, E. L.& R.R. R,R. Co. Survey, Hale County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod, set in the East line of a 5.76 acre tract, for the Northwest and beginning corner of this tract, whence a found 1” iron pipe, the Northwest corner of Section 16, Block CL bears South 89°45’ 00” West, 422.5 feet and North, 1493.18 feet;

THENCE, North 89° 45’ 00” East, 2217.5 feet to a 1/2” iron rod, set for the Northeast corner of this tract; THENCE, South, 180.0 feet to 1⁄2” iron rod, set for the Southeast corner of this tract;

THENCE, South 89° 45’ 00” West, 2217.5 feet to a 1/2” iron rod, set for the Southwest corner of this tract; and

THENCE, North, along the East line of said 5.76-acre tract, 180.0 feet to the POINT OF BEGINNING, and containing 9.16 acres, more or less.

Property ID #: 22420 (Tract 2)

LEASE 165:

Fee Title Landowner (Landlord): Smith, Donald E. and Smith, Sue Suttle

File No. 15000332338-165

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Donald E. Smith et ux, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated January 19, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000586, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 14, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, dated December 15, 2015, recorded January 21, 2016, as Document No. 2016000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 16, 2017, as Document No. 2017-002545, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

155.754 acres of land, more or less, being the Northwest Quarter (NW1/4) of Section 50, Block A-4, AB-2286 and AB-1546, Hale County, Texas.

Schedule D-152

LEASE 166:

Fee Title Landowner (Landlord): Smith, Kyle O. and Smith, Shelley D.

File No. 15000332338-166

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Kyle O. Smith and Shelly D. Smith, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated February 23, 201, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001141, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, and further assigned in Assignment of Wind and Easement Lease Agreements to Hale Wind Energy, LLC, a Delaware limited liability company, dated December 15, 2015 and recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 18, 2017, as Document No. 2017-002580, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

256.966 acres, more or less, being a tract out of the West part of Survey No. 68, Block A-4, AB 1904 Hale County, Texas; described as:

BEGINNING at a 1⁄2 inch steel rod set by a large nail for the Northwest corner of Survey No. 68, Block A-4, Hale County, Texas;

THENCE, South 0°20’38” West 5263.25 feet along the West line of said survey to a 5/8 inch steel rod found for the Southwest corner of said survey;

THENCE, South 89°39’07” East 2132.61 feet along the South line of said survey to a set 1⁄2 inch steel rod;

THENCE, North 0°12’22” East 5265.41 feet to a 1⁄2 inch steel rod set in the North line of said survey; and

THENCE, North 89°42’35” West 2119.95 feet along the North line of said survey to the POINT OF BEGINNING.

Property ID #: 16632

LEASE 167:

Fee Title Landowner (Landlord): Smith, Ruth Gwen Adcock; Fossler, Grace Ann Adcock; Adcock, Woodrow Nelson Adcock; and Ankrom, Elizabeth Nell Adcock (frmly Adcock)

File No. 15000332338-167

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Woodrow Nelson Adcock, Ruth Gwen Adcock Smith, Grace Ann Adcock Fossler and Elizabeth Nell Adcock Ankrom, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated November 4, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded January 13, 2011 as Document No. 2011-000142, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504 Official Public Records, Hale

Schedule D-153

County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2017, as amended by Second Amendment to Wind and Easement Lease Agreement recorded December 28, 2017 as Document No. 2017-00003888, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

110.12 acres of land, more or less, being the North part of the West Half (W1/2) of Abstract 1675, Block A-4, Section 40, as described as Tracts 7 & 9 from Warranty Deed dated September 1, 1988 from Frank Tidwell to Woodrow Wilson Adcock recorded in Volume Liber 765, Page 685, Hale County, Texas, which tracts as more particularly described as follows:

Tract 7:

A tract of land out of Section 40, Block A-4, Hale County, Texas, beginning at a 1/2 inch iron rod set in the middle of a County Road which bears South 0° 08’ 00” West a distance of 1320.20 feet from a 1 inch iron stake found at the Northwest corner of said Section 40 for the Northwest corner of this tract;

THENCE, East, at 20.0 feet pass a 1/2 inch iron rod set in the East margin of said County Road, a total distance of 1651.20 feet to a 1/2 inch iron rod set for the Northeast corner of this tract;

THENCE, South 0°05’25” West a distance of 1320.20 feet to a 1/2 inch iron rod set for the Southeast corner of this tract;

THENCE, West, at 1632.20 feet pass a 1/2 inch iron rod set in the East margin of said County Road, a total distance of 1652.20 feet to a 1/2 inch iron rod set in the middle of said County Road for the Southwest corner of this tract; and

THENCE, North 0°08’00” East, along said County Road, a distance of 1320.20 feet to the PLACE OF BEGINNING,

containing 50.06 acres.

Tract 9:

A tract of land out of Section 40, Block A-4, Hale County, Texas,

BEGINNING at a 1/2 inch iron rod set in the middle of a County Road which bears East a distance of 1650.20 feet from a 1 inch iron stake found at the Northwest corner of said Section 40 for the Northwest corner of this tract;

THENCE, East, along said County Road, a distance of 990.10 feet to a 1/2 inch iron rod set for the Northeast corner of this tract;

THENCE, South 0° 03’ 45” West, at 25.0 feet pass a 1/2 inch iron rod set in the South margin of said County Road, a total distance of 2640.40 feet to a 1/2 inch iron rod set for the Southeast corner of this tract;

THENCE, West a distance of 991.35 feet to a 1/2 inch iron rod set for the Southwest corner of this tract;

Schedule D-154

THENCE, North 0° 05’ 25” East, at 2615.40 feet pass a 1/2 inch iron rod set in the South margin of said County Road a total distance of 2640.40 feet to the PLACE OF BEGINNING,

containing 60.06 acres.

Property ID #: 49613

Tract 2:

640 acres of land, more or less, being all of Section 27, Block A-4, Abstract 127, located in Hale County, Texas.

Property ID #: 49617

LEASE 168:

Fee Title Landowner (Landlord): Thomas Blane Neis and Julie Neis, a married couple

File No. 15000332338-168

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Y. F. Snodgrass, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated January 18, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000585, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded November 2, 2017 as Document No. 2017-003402, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, consisting of Parcels 1 and 2 described as follows:

Parcel 1:

160 acres of land, more or less, being the Southeast Quarter (SE1/4) of Section 3, Block D-8, E. L. & R.R. Ry. Co. Survey, Certificate 1298, Abstract No. 378, Patent No. 401, Volume 53, dated April 8, 1880, Hale County, Texas.

Parcel 2:

160 acres of land, more or less, being the Northeast Quarter (NE1/4) of Section 3, Block D-8, E. L. & R.R. Ry. Co. Survey, Certificate 1298, Abstract No. 378, Patent No. 401, Volume 53, dated April 8, 1880, Hale County, Texas.

Property ID #: 15269 and 74564

Schedule D-155

LEASE 169:

Fee Title Landowner (Landlord): Stanton, John William and Stanton, John Tyler

File No. 15000332338-169

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by John William Stanton, and Gail Stanton, husband and wife and John Tyler Stanton and Allyson S. Stanton, husband and wife, collectively as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated October 18, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded December 20, 2016 as Document No. 2016-003942, Official Public Records, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement recorded July 14, 2017 as Document No. 2017-002203, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Parcel 1:

85.83 acres tract of land, more or less, out of Survey Number 3, Block L, Hale County, Texas, as described by metes and bounds on Warranty Deed recorded in Volume 403, Page 537 of the Deed Records of Hale County, Texas, as follows:

BEGINNING at a 5/8 inch steel rod set in South line of Survey No. 3, Block L, also known as SF 866, and 10.3 varas West of its Southeast corner;

THENCE, Westward along South line of said tract as held, 811.2 varas to a 5/8 inch steel rod set by old post in East line of railroad right-of-way;

THENCE, Northeastward along said right-of-way line, 871.3 varas to 5/8 inch steel rod in middle of road;

THENCE, Eastward along center-line of road 424.1 varas to 5/8 inch steel rod 10.8 varas West of East line of Survey No. 3, Block L; and

THENCE, South, parallel with and 10.8 varas West of East line of Survey No. 3, a distance of 784.5 varas to PLACE OF BEGINNING.

Parcel 2:

11.63 acres of land, more or less, out of Survey Number 17, Block K, and 1.76 acres of land, more or less, out of Survey Number 3, Block L, described as Tract No. 2 in that certain Warranty Deed recorded in Volume 403, Page 537, of the Deed Records of Hale County, Texas, as follows:

BEGINNING at 5/8 inch steel rod in South line of Survey No. 3, Block L, known as SF 866 and 10.8 varas West of its Southeast corner;

THENCE, North, parallel with, a 10.8 varas West of West line of Section No. 17, Block K, at 784.5 varas pass 5/8 inch steel rod, in all 922 varas to a 5/8 inch steel rod, from which power pole bears Northeastward 28 feet;

THENCE, East at 10.8 varas pass Northwest corner of Section No. 17, Block K, in all 82 varas to a 5/8 inch steel rod in North line of said Section No. 17;

THENCE, South 922 varas to 5/8 inch steel rod; and

Schedule D-156

THENCE, West 71.2 varas pass 1 1/2 inch pipe at Southeast corner of Survey No. 3, Block L, in all 82 varas to PLACE OF BEGINNING.

Property ID #: 14996

LEASE 170:

Fee Title Landowner (Landlord): Stanton, June

File No. 15000332338-170

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by June Stanton, a single person, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated October 18, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded December 20, 2016 as Document No. 2016-003941, Official Public Records, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement recorded July 14, 2017 as Document No. 2017-002202, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

152.35 acres, of land, more or less, bring out of Survey 6, Block L, Patent No. 26, Vol. 37, in Hale County, Texas more particularly described as follows:

153.89 acres conveyed to W. D. Scarborough by R. A. Jefferies et ux by deed dated January 1, 1944, recorded in Book 151, page 600, Deed Records, Hale County, Texas, and the tract of .61 acres deeded to Fort Worth and Denver South Plains Ry, Co. by deed recorded in Book 90, page 19, Deed Records, Hale county, Texas, save and except (1) the .96 acre tract conveyed by W. D Scarborough to Frank Stanton, Jr. et ux Betty June Stanton by deed dated October 1, 1977, recorded in Book 627, page 551, Deed Records, Hale County, Texas, and (2) the 1.19 acre tract conveyed by W. D. Scarborough et ux Jessie Mae Scarborough to Frank Stanton, Jr. et ux June Stanton by deed dated June 26, 1959, recorded in Book 343, page 167, Deed Records, Hale county, Texas.

Property ID #: 25489

LEASE 171:

Stanton, June (a/k/a Stanton, Betty June)

File No. 15000332338-171

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Betty June Stanton, as landowner, to CottonWind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated December 17, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000608, Official Public Records, Hale County, Texas, as assigned in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, by CottonWind Farms, LLC, a Texas limited liability company, Assignor, to Hale Community Energy, LLC, a Texas limited liability company, Assignee, recorded July 24, 2015 as Document No. 2015-002506, Official Public Records, Hale County, Texas, as assigned in the Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company, Assignee, recorded January 27, 2016 as Document No. 2016-000318, Official Public

Schedule D-157

Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 16, 2017 as Document No. 2017-002550, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to as to the following described premises:

Parcel 1:

210 acres, more or less, being all of the Southeast Quarter (SE1/4) and the South 50 acres of the Northeast Quarter (NE1/4) of Section 1, Block C-L, Hale County, Texas.

Property ID #: 19158

Parcel 2:

158.42 acres, more or less, being all of the Southeast Quarter (SE1/4) of Section 15, Block CL, AB 446, Hale County, Texas, all that part of the 46.6 acres patented to L.C. Claitor out of the mid part of the South part of Section S.F. 11935, L.C. Claitor and T.A. White Survey, by Patent No. 126 Volume 46A dated January 15, 1930, which is immediately East of and joins the East line of the Southeast Quarter of Survey No. 15, Block CL Hale County, Texas, described by metes and bounds as follows:

All of that part of the 46.6 acres patented to L. C. Claitor out of the mid part of the south part of Section S.F. 11935, L. C. Claitor and T. A. White Survey, by Patent No. 126, Volume 46A dated January 15, 1930, which is immediately east of and joins the east line of the Southeast Quarter of Survey No. 15, Block CL, Hale County, Texas, and which is described on the plat and field notes prepared by Carl Joe Williams, Registered Professional Survey of Texas and which is made a part of this deed for a complete description of the land conveyed hereby.

Less and except a 1.58-acre tract consisting of:

(A)

1.49 acres out of 46.6 acres patented to L. C. Claitor out of the mid part of the south part of the L. C. Claitor and T. A. white Survey, Abstract No. 2420, Original Grantee A. W. Waddill, SF 11935, File No. 129970, Patent No. 126, Volume 46A dated January 15, 1930, and

(B)	0.09 acres out of Survey No. 15, Block CL, Hale County, Texas

BEGINNING at a spindle set in the centerline of F.M. Highway No. 789 and the east line of said SF 11935, said spindle being 1117 feet N. 0° 10’ 06” W. from a 5/8 inch steel rod found for the northeast corner of a 5.064 acre tract (Abstract No. 2531) patented to W. D. Scarborough, Jr. out of SF 11935 tract, (the northeast corner of said 5.064 acre tract being the intersection of said centerline of said highway and the projection of the south line of said Survey 15, Block CL), (the highway easement from W. D. Scarborough, Sr. to the State of Texas recorded in Volume 208, page 482, of the Hale County- Deed Records calls the centerline of said highway to be on the east line of Survey 15, Block CL);

THENCE, N. 0° 10’ 06” W. 315.81 feet along the centerline of said highway and the east line of said SF 11935 to a set spindle;

Schedule D-158

THENCE, S. 88° 53 ‘37” W., at 40 feet pass a 1/2 inch rod set in the west right of way line of said highway, in all, 160.67 feet to a set 1/2 inch steel rod;

THENCE, S. 39° 01’ 42” W., at 107.88 feet pass the west line of said SF 11935 and the east line of said Survey 15 (said line bears North-South), in all, 148.9 feet to a set 1/2 inch steel rod;

THENCE, S. 0° 10’ 06” E. 138.04 feet to a set 1/2 inch steel rod;

THENCE, N. 89° 49’ 54” E., at 25.43 feet pass the west line of said SF 11935 and the east line of said Survey 15, Block CL, in all, 93.61 feet to a set 1/2 inch steel rod;

THENCE, S. 0° 10’ 06 “E. 59.74 feet to a set 1/2 inch steel rod; THENCE, N. 89° 49’ 54” E. at 121.14 feet pass a 1/2 inch steel rod set in the west right of way line of said highway, in all, 161.14 feet to the POINT OF BEGINNING; and

This Parcel 2 shall include the two easements reserved to Grantors in that certain Warranty Deed recorded in Liber 849, Page 715, Deed Records, Hale County, Texas.

Property ID #: 10520

LEASE 172:

Fee Title Landowner (Landlord): Stephens, William K. (aka Stephens, Billy K.) and Stephens, M. Hoyt (aka Stephens, Marvin H.) as to Tracts 1-4; and Stephens, M. Hoyt as to Tract 1a

File No. 15000332338-172

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Billy & Marvin H. Stephens, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated August 31, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded October 27, 2009 as Document No. 2009-003675, a Official Public Records, Hale County, Texas, s assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Official Public Records, Hale County, Texas, as amended by an unrecorded Amendment dated July 30, 2015; Assignment of Wind and Easement Lease Agreements dated December 15, 2015 from Hale Community Energy, LLC, a Texas limited liability company, to Hale Wind Energy, LLC, a Delaware limited liability company, recorded January 27, 2016 as Document No. 2016-000318; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by that Second Amendment to Wind and Easement Lease Agreement dated November 11, 2016, recorded February 9, 2017, as Document No. 2017-000406, Official Public Records, Hale County, Texas, as amended by Third Amendment to Wind and Easement Lease Agreement recorded April 17, 2018 as Document No. 2018-001115 Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

159.76 acres, more or less, being the Southeast Quarter (SE1/4) of Section 39, Block R, Abstract 256, Hale County, Texas.

Property ID #: 10231

Schedule D-159

Tract 2:

320 acres, more or less, being the Northwest Quarter (NW/4) and the Northeast Quarter (NE/4) of Section 42, Block R, Abstract 1314, Hale County, Texas.

Property ID #: 25832

Tract 3:

310 acres, more or less, being the North Half (N1/2) of Section 39, Block R, Abstract 256, Hale County, Texas.

Property ID #: 13854

Tract 4:

160 acres, more or less, being all of the Northeast Quarter (NE/4) of Section 20, Block CL, R. R. Ry. Co., Certificate No. 70, Abstract 1948, Patent No. 406, Volume 22-A, dated May 2, 1924, Hale County, Texas.

Property ID #: 54

LEASE 173:

Fee Title Landowner (Landlord): Stone, Don D. and Stone, Di Ann

File No. 15000332338-173

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by A.L. Stone, Jr., as landowner, to Lakeview Wind Farms, LLC, as Grantee, dated January 25, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001146, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as 2015-002508 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 18, 2017 as Document No. 2017-002585, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

The furthest East 81 acres of the South 281 acres of Section 2, Block D-8, Abstract 2306, E. L. & R.R. Co. Survey, Hale County, Texas.

Schedule D-160

Tract 2:

11.85 acres out of the South part of Survey No. 3, Block D-8, E. L. & R.R. Ry. Co., Certificate No. 1298, Abstract No. 378, Patent No. 1401, Volume 53, Hale County, Texas, described as follows:

BEGINNING at the Southeast corner of said Section No. 2, same being the Southwest corner of this tract;

THENCE, North along the dividing line between said Sections, 834 varas to a point;

THENCE, East at right angles with said dividing line, 80.2 varas to a point;

THENCE, South on line parallel with said dividing line, 834 varas to point on South line of said Section No. 3; and

THENCE, West along the South line of said Section, 80.2 varas to the PLACE OF BEGINNING.

Property ID #: 13399 and 27805

LEASE 174:

Fee Title Landowner (Landlord): Stone, Don and Stone, Di Ann

File No. 15000332338-174

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Don D. Stone, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated June 9, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded June 28, 2010 as Document No. 2010-002312, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded March 6, 2018 as Document No. 2018-000639, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

The West 160 acres of the South 281 acres of Section 2, Block D-8, E. L. & R. R. RR. Co. Survey, Hale County, Texas, and being more particularly described as follows:

BEGINNING at a found 1/2” rod for the Southwest corner of Section 2 in a graded county road intersection for the Southwest corner of this survey;

THENCE, S 89 deg. 44’ 30” E., along the South line of Section 2 and in a graded county road a distance of 3008.46’ to a 1/2” rod set for the Southeast corner of this survey;

THENCE, North a distance of 2316.67’ to a 1/2” rod set in the North line of the South 281 acres of section 2, for the Northeast corner of this survey;

Schedule D-161

THENCE, N 89 deg. 44’ 30” W., along the North line of the South 281 acres a distance of 3008.46’ to a 1/2” rod set in the West line of Section 2 and in a graded county road for the Northwest corner of this survey; and

THENCE, South, along the West line of Section 2 and in a graded county road a distance of 2316.67’ to the PLACE OF BEGINNING.

Tract 2:

The East 40 acres of the West 200 acres of the South 281 acres of Section 2, Block D-8, E. L. & R.R. RR Co. Survey, Hale County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2” rod set in the South line of Section 2 from whence the Southwest corner of Section 2 bears N. 89° 44’ 30” W. 3008.46’ to the Southwest corner of this survey;

THENCE, S. 89° 44’ 30 E. along the South line of Section 2 and in a graded county road a distance of 752.11 to a 1/2’’ rod set for the Southeast corner of this survey;

THENCE, North a distance of 2316.67’ to a 1/2’’ rod set in the North line of the South 281 acres of the Northeast corner of this survey;

THENCE, N. 89° 44’ 30” W. along the North line of the South 281 acres a distance of 752.11’ to a 1/2” rod set for the Northwest corner of this survey; and

THENCE, South a distance of 2316.67’ to the PLACE OF BEGINNING.

Tract 3:

160 acres, more or less, being Northwest Quarter (NW1/4) of Section No. 8, Block D-8, EL & RR Ry Co., Certificate No. 1475, Abstract No. 2371, Patent No. 264, Volume 14-A, dated January 14, 1919, Hale County, Texas.

LEASE 175:

Fee Title Landowner (Landlord): Stone, Don and Stone, Di Ann

File No. 15000332338-175

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Pauline Stone, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000587, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by Memorandum of Amendment to Wind and Easement Lease Agreement recorded September 15, 2017 as Document No. 2017-002912, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

160 acres of land, more or less, being the Southwest Quarter (SW1/4) of Section No. 8, Block D-8, Hale County, Texas, being more particularly described in Volume 769, Page 623, Hale County, Texas.

Property ID #: 74563

Schedule D-162

LEASE 176:

Fee Title Landowner (Landlord): Sue, Johnny Bill and Sue, Margie Ellen

File No. 15000332338-176

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Johnny Bill Sue, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated November 5, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000609, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by unrecorded Amendment dated July 30, 2015 and Second Amendment dated November 21, 2016, recorded February 9, 2017, as Document No. 2017-000404, as amended by Third Amendment to Wind and Easement Lease Agreement recorded November 2, 2017 as Document No. 2017-003388, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres of land, more or less, being the East Half (E1/2) of Section 54, in Block R, AB 2136, Hale County, Texas.

Property ID #: 10083, 21118

LEASE 177:

Fee Title Landowner (Landlord): Teal, Connye Lynn

File No. 15000332338-177

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Ralph W. Wolf, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company as Grantee, dated March 4, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001143, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, dated December 15, 2015, recorded January 21, 2016, as Document No. 2016000318, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended in Amendment to Assignment of Wind and Easement Lease Agreements by and between Lakeview Wind Farms, LLC, a Texas limited liability company and Hale Community Energy, LLC, a Texas limited liability company, dated August 31, 2016, recorded October 17, 2016, as Document No. 2016-003380, Official Public Records, Hale County, Texas, as amended by Memorandum of Amendment to Wind and Easement Lease Agreement recorded May 30, 2018 as Document No. 2018-001577, Official Public

Schedule D-163

Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

The South 160 acres of the East One-Half of H.E. & W.T.R.R Company Survey No. 63, Block A-4, Certificate No. 416, patented to Butler W. Hawley, Assignee By Patent No. 19, Volume 47, Being the same land Described in Trustees Deed dated June 6, 1933 and recorded in Deed Records of Hale County, Texas in Volume 111, Page 289.

Property ID #: 24057

Tract 2:

The Northwest Quarter (NW1/4) of Section 52, Blk A-4, AB-2074, Hales Co.,TX. 160 acres, more or less

LEASE 178:

Fee Title Landowner (Landlord): Thompson, Wanda

File No. 15000332338-178

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Wanda Thompson, as landowner, to Cottonwind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated March 4, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded March 11, 2010 as Document No. 2010-000878, Official Public Records, Hale County, Texas, as assigned by Assignment of Wind and Easement Lease Agreements in favor of Hale Community Energy, LLC., a Texas Limited Liability Company dated September 9, 2013, recorded July 24, 2015, as recorded in Document No. 2015-002506, Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements in favor of Hale Wind Energy, LLC., a Texas Limited Liability Company dated December 15, 2015, recorded January 27, 2016, as recorded in Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded November 2, 2017 as Document No. 2017-003398, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

120 acres, more or less, being the East 120 acres of the North Half (N1/2) of Section 10, Block CL, AB 2403, Hale County, Texas.

Property ID #: 12272

LEASE 179:

Fee Title Landowner (Landlord): Thorpe, Mattie R., widow; Cantrell, Paula Denise; Bates, Pattie Lou; Barnhart, Pamela Sue; and Thorpe, Verbial Brent per Affidavit of Heirship for Thorpe, Bobby J., as to Tract 1; and Thorpe, Donald R., as to life estate; Thorpe, Margie Ann; Thorpe, Kim; Thorpe, Bryan; Thorpe, Glen and Thorpe, David, as to the remainder, as to Tract 2

Schedule D-164

File No. 15000332338-179

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Bobby J. Thorpe, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated December 30, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000610, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and to Hale Wind Energy, LLC, a Delaware limited liability company, in Assignment dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded March 6, 2018, as Document No. 2018-000637 and as Document No. 2018-000638, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

160 Acres of land, more or less, being the Southeast Quarter (SE1/4) of Section 53, Block R, E.L. & RR Ry. Co. Survey, Certificate No. 1182, Abstract No. 413, Patent No. 546, Volume 53, dated July 22, 1880, Hale County, Texas.

Property ID #: 20920

Tract 2:

160 acres of land, more or less, being all of the Southeast Quarter (SE1/4) of Section 37, Block R, E. L. & RR Ry. Co. Survey, Certificate No. 916, Abstract No. 259, Hale County, Texas.

Property ID #: 20472

LEASE 180:

Fee Title Landowner (Landlord): Tooker Properties, Ltd.

File No. 15000332338-180

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Orrin Wendell Tooker, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated June 17, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded June 28, 2010 as Document No. 2010-002313, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded May 30, 2018 as Document No. 2018-001576, Official Public Records, Hale

Schedule D-165

County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, the following described premises:

Southeast Quarter (180.49 acres, more or less) of Section 23, Block C-L, Abstract 427, Hale County, Texas.

Property ID #: 18292

LEASE 181:

Fee Title Landowner (Landlord): Triple E Farms, Inc.

File No. 15000332338-181

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Triple E Farms, Inc., as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated October 30, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded on February 19, 2010, as Document No. 2010-000611, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreement dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and to Hale Wind Energy, LLC, a Delaware limited liability company, in the Assignment dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded February 9, 2017 as Document No. 2017-00405, as further amended by Third Amendment to Wind and Easement Lease Agreement recorded September 15, 2017 as Document No. 2017-002911, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

232.60 acres of land, more or less, out Section 5, Block CL, AB 420, Hale County, Texas, described as follows:

BEGINNING at a 3/8 inch steel rod set in F.M. Highway No. 400, and 635.7 varas South of the Northwest corner of Section 5, Block CL, Hale County, Texas;

THENCE, East a distance of 2060.3 varas to a 5/8 inch steel rod in old fence line, the East line of said Section 5, its Northeast corner bears North 635.8 varas;

THENCE, South along old fence line a distance of 635.8 varas to a 5/8 inch steel rod;

THENCE, West 2071.5 varas to a 3/8 inch steel rod in pavement, the West side of said Section 5; and

THENCE, North along center of pavement a distance of 635.7 varas to the PLACE OF BEGINNING.

Property ID #: 12020

Schedule D-166

LEASE 182:

Fee Title Landowner (Landlord): Vadder, Mary E., as to an undivided 1/2 interest; and Edwin L. Vadder Trust, as to an undivided 1/2 interest.

File No. 15000332338-182

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Mary E. Vadder, individually and as Trustee of the Edwin L. Vadder Trust, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated August 19, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded November 2, 2016 as Document No. 2016-003554, Official Public Records, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement recorded August 16, 2018 as Document No. 2018-001105, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

A 100.0-acre tract out of Blocks 1, 2, 21 and 22 of Callahan County School Lands, League No. 3, Abstract No. 952, in Hale County, Texas;

BEGINNING at the Southwest corner of Block 1, League 3, Callahan County School Land in Hale County, Texas;

THENCE, East 573.25 varas to the 1/2-inch pipe;

THENCE, North 0° 17’ West 984.8 varas to a 1/2-inch rod in the North line of Block 21;

THENCE, West 573.25 varas to a spike in center of pavement, the West line of said League 3; and

THENCE, South 0° 17’ East along centerline of pavement, 984.8 varas to the PLACE OF BEGINNING.

Property ID #: 18699

LEASE 183:

Fee Title Landowner (Landlord): Vadder, Mary E. as to an undivided 1/2 interest; and Edwin L. Vadder Trust, as to an undivided 1/2 interest.

File No. 15000332338-183

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Edwin L. Vadder and Mary E. Vadder, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated February 12, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001134, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded September 15, 2017 as Document No. 2017-002926, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded

Schedule D-167

under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

308.8 acres of land, more or less, being the South 308.8 acres of Survey 42, Block A-4, AB 1697, Hale County, Texas, more particularly described as follows:

BEGINNING at a point 950.4 varas South of the Northwest corner of said Section 42;

THENCE, South 917.8 varas to the Southwest corner of said Section 42, as held;

THENCE, East 1900.8 varas to the Southeast corner of said Section 42, as held;

THENCE, North 916.2 varas to a point in the East line of this section and 950.4 varas South of its Northeast corner; and

THENCE, West 1900.8 varas to the PLACE OF BEGINNING.

Property ID #: 23489

LEASE 184:

Fee Title Landowner (Landlord): Veach, Jerry Kent as to Tract 1; Veach, Jerry, as to Tract 2; Veach, Jerry K., as to Tract 3; and Veach, Jerry and Veach, Gail, as to Tract 4.

File No. 15000332338-184

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Jerry Veach, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated June 9, 2011, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded June 15, 2011 as Document No. 2011-002233, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded January 24, 2018 as Document No. 2018-000230, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

160 acres of land, more or less, being out of the Northwest Quarter (NW1/4) of Section 10, Block A-4, E. L. & R.R. Co. Survey, Hale County, Texas.

Property ID #: 25898

Tract 2:

78.5 acres of land, more or less, being the North Half of the Northwest Quarter (N1/2 NW1/4) of Section 32 Block R, E. L. and R. R. Ry. Company Survey, Abstract No. 1506, Certificate No. 913, Patent No. 300, Volume 55, dated April 23, 1918, Hale County, Texas,

Schedule D-168

Save and except a 1.54 acre tract out of the North part of the North Half of the Northwest Quarter (N1/2 NW1/4) of Survey 32, Block R, Hale County, Texas:

BEGINNING at a point in the North line and 477.87 feet East of a 5/8” rod detected in the center of F.M. Highway 784 for the NW corner of Survey 32, Block R, Hale County, Texas;

THENCE, East 165.2 feet along the North line of said Survey to a point;

THENCE, S. 1°20’ 37” W., at 50 feet pass a set 1⁄2” rod, at 50.7 feet pass a fence, in all, 409.04 feet to a set 1/2” rod on the Northwest side of a fence corner;

THENCE, N. 87° 41’ 20” W. 165.18 feet to a 1⁄2” rod set of the Northeast side of a fence corner; and

THENCE, N. 1° 20’ 37” E., at 352.18 feet pass said fence, at 352.38 feet pass a set 1/2” rod, in all, 402.38 feet to the POINT OF BEGINNING and containing 1.54 acres of which 0.19 acres are in highway right of way as recorded 323, page 411 of the Hale County Deed Records.

Property ID #: 10199

Tract 3:

53.05 acres of land, more or less, being out of the North Half (N1/2) of Section 24, Block R, Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a 5/8 inch steel rod in the North line and 1782.2 feet West of the Northeast corner of said Section 24;

THENCE, South 89°58’10” West along the North line of Section 24, a distance of 874.6 feet to a 5/8 inch steel rod;

THENCE, South 2642.3 feet to a 5/8 inch steel rod; and

THENCE, North 89°58’10” East 874.6 feet to a 5/8 inch steel rod;

THENCE, North 2642.3 feet to the PLACE OF BEGINNING.

Property ID #: 16046

Tract 4:

Parcel 1:

8.5 acres of land, more or less, out of the Northwest Quarter (NW1/4) of Section 28, in Block R, of the E. L. & R.R. Ry. CO. Surveys, Cert. No. 598, Abst. No. 1502, in Hale County, Texas, more fully described as follows: Begin at the Northwest corner of said Section No. 28, and then go 40 feet South, and then go 140 feet East to the place of beginning of this 8.5 tract;

THENCE, East 488.1 to Ford Axle, THENCE, South 678.1 feet to Ford Axle;

THENCE, West 578.1 feet to Ford Axle in the East line of highway right of way;

THENCE, North, along such East line of such highway right-of-way, 438.1 feet; and

THENCE, East 90 feet; THENCE, North 240 feet to the place of beginning.

Schedule D-169

Parcel 2:

5 acres of land, more or less, out of the Northwest Quarter (NW1/4) of Section No. 28, in Block R, of the E. L. & R.R. Ry. Co. Surveys, Cert. No. 598, Abst. No. 1502, in Hale County, Texas, more fully described as follows:

BEGINNING at the Northeast corner of Parcel 4 described above, a Ford Axle, which is 266.1 varas East and 14.4 varas South of the Northwest corner of said Section No. 28;

THENCE, East 321.1 feet to a 4 foot angle iron driven in ground;

THENCE, South 678.1 feet to an axle set in the ground;

THENCE, West 321.1 feet to a Ford axle set in the ground, the Southeast corner of Parcel 4 described above; and

THENCE, North 678.1 feet to the place of beginning.

Parcel 3:

A one-half (1/2) acre tract out of the Northwest corner of Section No. 28, Block R, Hale County, Texas, described by metes and bounds:

BEGINNING at a point which is 18 varas East and 14.4 varas South from the Northwest corner of said Section 28, Block R;

THENCE, East along the South line of an eighty foot road 32.4 varas to a point in the South line of said road for the Northeast corner of this tract;

THENCE, South parallel with the West boundary line of said Section 28, 86.4 varas to a point for the Southeast corner of this tract;

THENCE, West 32.4 varas to a point in the East boundary line of a highway for the Southwest corner of this tract; and

THENCE, North along the East boundary line of said highway 86.4 varas to the PLACE OF BEGINNING.

Parcel 4:

5 acres of land, more or less, being a 5 acre tract, east of another 5.0 acre tract out of the Northeast part of Survey No. 28, Block R, Hale County, Texas:

BEGINNING at a 5/8 inch steel rod set for the Northeast corner of an adjoining 5 acre tract, said rod being 949.2 feet East and 40 feet South of the Northwest corner of Survey No. 28, Block R, Hale County, Texas;

THENCE, South 658.1 feet along the East line of said adjoining tract bears South 20 feet, and irrigation well bears South 10 feet and east 35.5 feet;

THENCE, East 330.95 feet to a 5/8 inch steel rod;

THENCE, North 658.1 feet to a 5/8 inch steel rod; and

THENCE, West 330.95 feet to the POINT OF BEGINNING.

Property ID #: 27246

Schedule D-170

LEASE 185:

Fee Title Landowner (Landlord): Veach, Jerry K. aka Veach, Jerry Kent

File No. 15000332338-185

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Jerry Kent Veach aka Jerry K. Veach, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated March 30, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded May 6, 2016 as Document No. 2016-001498, Official Public Records, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement recorded January 24, 2018 as Document No. 2018-000229, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

The North 30 acres of Block 83, the North 30 acres of Block 84, all of Blocks 93, and the West one-half (W1/2) of Block 94, and all of Block 95 and 105, in League No. 3, Callahan County School Lands, Hale County, Texas.

Property ID #: 15116

LEASE 186:

Fee Title Landowner (Landlord): Veach, Jerry

File No. 15000332338-186

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Jerry Veach, as landowner, to Cottonwind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated March 15, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001164, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas Limited liability company, in the Assignments of Wind and Easement Lease Agreements effective date September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Official Public Records, Hale County, Texas, as further assigned by Third Assignment of Wind and Easement Lease Agreements in favor of Hale Wind Energy, LLC., a Delaware limited liability company, dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement, dated September 27, 2017 recorded May 11, 2018, as Document No. 2018-001397, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Parcel 1:

147 acres or land, more or less, being the Northeast Quarter (NE1/4) of Section 15, Block CL, Abstract No. 446, Tyler Rap R.R. Co. Original Grantee, Certificate No. 698, Franklin W. Tranter Patentee, Patent No. 645, Vol. 35 dated July 22, 1880, Hale County, Texas

Schedule D-171

Parcel 2:

The 13.5 acres of land, more or less, out of School File No. 11935, Block CL, Abstract No. 2420, being described as follows:

BEGINNING at the Northeast corner of the Northeast Quarter (NE1/4) of Section 15, in Block C.L. Original Grantee, T.T. Ry. CO. by virtue of Certificate No. 698, containing 160 acres of land;

THENCE, East approximately 78.6 varas to a point in the East line of what is known as part of SF 11935;

THENCE, South 950.4 varas to point in said East line;

THENCE, West approximately 81.3 varas to the Southeast corner of the Northeast 1/4 of Section 15; and

THENCE, North 950.4 varas to the PLACE OF BEGINNING.

Property ID #: 15682 (147 acres, o/o NE/4, Sec 15)

                        29120 (13.5 acres, o/o SF 11935)

LEASE 187 Intentionally Deleted.

LEASE 188:

Fee Title Landowner (Landlord): Walker, George A.

File No. 15000332338-188

Tract 1:

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Pamela Pratt Walker, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated February 17, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001135, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, dated December 15, 2015, recorded January 21, 2016, as Document No. 2016000318, a Official Public Records, Hale County, Texas, s amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 16, 2017 as Document No. 2017-002546, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to following described premises:

150.93 acres of land, more or less, being all of the Northwest Quarter (NW1/4) of Section 63, Block A-4, AB 80, Hale County, Texas, Save and Except a 7.05 acre tract to highway.

Property ID #: 15592

Schedule D-172

Tract 2:

The LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by George Walker and Pamela Walker, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated February 17, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001136, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, dated December 15, 2015, recorded January 21, 2016, as Document No. 2016000318, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 16, 2017 as Document No. 2017-002547, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

143.68 acres of land, more or less, being all the Southwest Quarter (SW1/4) of Section 63, Block A-4, H.E. & W.T. R. R. Co. Survey, Certificate No. 416, Abstract 80, Hale County, Texas.

Property ID #: 15587

LEASE 189:

Fee Title Landowner (Landlord): Ward, Douglas Wayne and Ward, Elton

File No. 15000332338-189

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Douglas Wayne Ward, Brenda L. Ward, Wesley Elton Ward aka Elton Ward and Anita J. Ward, as landowner, to Hale Wind Energy, LLC, a Delaware limited liability company, as Grantee, dated May 17, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded June 14, 2016 as Document No. 2016-001930, Hale County Records, as amended by First Amendment to Wind and Easement Lease Agreement recorded November 2, 2017 as Document No. 2017-003385, Hale County Records, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Hale County Records, , which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Only those portions of the following Parcel located in Hale County, Texas:

74.29 acres, of land, more or less, being Lots 52 and 59 out of League #3, Callahan County School Lands, Hale and Floyd Counties, Texas as per map or plat of record in the office of said Counties to which reference is herein made for all purposes, and this being the same property allocated FOURTH TRACT in the partition deed between the member of the Keliehor Family dated April 3, 1990.

Property ID #: 76047

LEASE 190:

Fee Title Landowner (Landlord): Weaks, Bill S. aka Weaks, Billie and Weaks, Bill

File No. 15000332338-190

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Bill S. Weaks, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated June 8,

Schedule D-173

2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 1, 2010 as Document No. 2010-002416, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded November 16, 2017 as Document No. 2017-003532, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Parcel 1:

Part of the West Half of Section 60, Block R, Abstract No. 1693, in Hale County, Texas, being more particularly described as follows: A tract being 213 1/3 acres out of the Northwest corner of Section 60, Block R, Certificate 1471, described as follows:

BEGINNING at the Northwest corner of said Section 60, for the Northwest or beginning corner of this tract;

THENCE, South with West line of said section 1267.2 varas;

THENCE, East parallel with the North line of said section 950.4 varas;

THENCE, North 1267.2 varas point in center of North line of said section;

THENCE, West with North line of said section 950.4 varas to Northwest corner of this section, and being the same land conveyed to H. T. Bean by deed dated December 25, 1923, of Vol. 64, Page 138, Hale County Deed Records.

Parcel 2:

A tract of land being 42.66 acres being a part of Section 60, Block R, described as follows:

BEGINNING in the West line of said Section 60, at the Northwest corner of a tract of land conveyed to Anna Bean on December 25, 1923;

THENCE, South 253.44 varas;

THENCE, East parallel with the North line of said tract 950.4 varas to point in its East line;

THENCE, North 253.44 varas to its Northeast corner; and

THENCE, West 950.4 varas to the PLACE OF BEGINNING and being the same land conveyed to H.T. Bean by deed dated June 17, 1929, of Vol. 97, Page 318, Hale County Deed Records.

Property ID #: 13532

Schedule D-174

LEASE 191:

Fee Title Landowner (Landlord): Weaver, Gary W. aka Weaver, Gary

File No. 15000332338-191

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by M. E. Lewis & Gary Weaver, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated April 30, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 30, 2010 as Document No. 2010-001592, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506, Official Public Records, Hale County, Texas, as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Second Assignment of Wind and Easement Lease Agreements dated March 23, 2016, recorded April 13, 2016, as Document No. 2016-001197; Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded November 16, 2017 as Document No. 2017-003533, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

80 acres of land, more or less, being the North Half of the Northwest Quarter (N1/2 NW1/4) of Survey 13, Block CL, Hale County, Texas, specifically all of the Northwest Quarter of Survey 13, Block CL, Hale County, Texas,

Save and except the South Half of the Northwest Quarter (S1/2 NW1/4) which is described as follows:

COMMENCING at the intersection of the North and West lines of Survey 13, Block CL, Hale County, Texas;

THENCE, a true bearing of S. 0° 01’ 33’ W. along the West line of said survey, at 54.14 feet pass a 1/2” rod found for the Northeast corner of Survey 12, Block CL, Hale County, Texas, in all, 1321.66 feet to a 1⁄2” rod set for the POINT OF BEGINNING of the herein described 80.02 acre tract;

THENCE, S. 0° 01’ 33’ W. 1321.66 feet a 5/8” rod found for the Northwest corner of a Milner 112.68 acre tract as described in Volume 1000, Page 3858 of the Official Public Records of Hale County, Texas;

THENCE, N. 88° 41’ 21” E. 1995.08 feet (called N. 88° 39’ E. 717.8 Varas = 1993.89 feet) to a 1” shaft for the Northeast corner of said Milner Tract and the Northwest corner of a Gaylord 194.15 acre tract as described in Volume 875, Page 570 of the Official Public Records of Hale County, Texas;

THENCE, N. 88° 46’ 13” E. (called N. 88° 59’ 52” E.) 644.55 feet to a 1⁄2” rod set in the North line of said Gaylord tract for the Southeast corner of said Northwest Quarter (NW1/4);

THENCE, N. 0° 06’ 02” W. 1322.34 feet along the East line of said Northwest Quarter (NW1/4) to a 1/2” rod set at the mid-point of the East line of said quarter; and

THENCE, N. 88° 41’ 33” E. 2636.73 feet to the Point of Beginning.

Schedule D-175

Property ID #: 51584

LEASE 192:

Fee Title Landowner (Landlord): Weaver, Joan Ellen Wienke also known as Weaver, Joan Wienke, as to an undivided 1/2 interest; and Weaver, Fred Hugh and Weaver, Joan Wienke, as to an undivided 1/2 interest.

File No. 15000332338-192

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Jerry D. Wienke and Joan Weaver, as landowner, to CottonWind Farms, LLC, a Texas limited liability company, as Grantee, dated March 31, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001166, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded June 12, 2017 as Document No. 2017-001825, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

1.5 acres of land, more or less, out of the Northeast Quarter of Section 12, Block CL, Hale County, Texas;

BEGINNING at a 5/8 inch steel rod in the East line and 932.1 varas or 2589.2 feet South of the Northeast corner of Section 12, Block CL, Hale County, Texas;

THENCE, South 89°35’ West 2643.6 feet to a point;

THENCE, North 03°33’50” East 324.8 feet to a 5/8 inch rod;

THENCE, North 89°35’ East 2642.1 feet to a 5/8 inch rod in road on the East line of Section 12; and

THENCE, South 24.8 feet to the PLACE OF BEGINNING.

Property ID #: N/A

Tract 2:

162.56 acres, more or less, being all of the Southeast Quarter (SE1/4) of Survey No. 12, Block C L, EL & RR Ry Co., Certificate No. 950, Abstract No. 1464, Patent No. 57, Volume 7-B, dated July 28, 1947, Real Property Records of Hale County; Texas and including the land described as follows:

BEGINNING at 5/8 inch steel rod set in middle of county roads North-South and West for the Southeast corner of Section 12, Block C-L, as held;

THENCE, North along center-line of county road, at 69.7 varas pass 5/8 inch steel rod, in all 937.2 varas to 5/8 inch steel rod in road;

Schedule D-176

THENCE, S 89° 34’ 50” W. along tum row 951.5 varas to pipe in fence for Northwest corner of this tract;

THENCE, S 3° 34’ 50” W. along old fence 936.4 varas to 5/8” inch steel rod in county road, for the Southwest corner of this tract; and

THENCE, N 89° 45’ E. 1010 varas to Place of Beginning.

Property ID #: 14008

Tract 3:

160 acres of land, more or less, being all of the Southeast Quarter (SE1/4) of Section 20, Block C-L, Hale County, Texas, Abstract No. 1948, Original Grantee Hastings A. Nesmith, Certificate No. 700, Patentee Hastings A. Nesmith, date December 30, 1915, Patent No. 146, Volume No. SO, Real Property Records of Hale County, Texas, and being the same property conveyed to L.L. Wienke by Deed dated February 28, 1953 and recorded at Volume 242, Page 342, Real Property Records, Hale County, Texas

Property ID #: 19769

LEASE 193:

Fee Title Landowner (Landlord): Whillock, Donna J.; Williams, Kay Frances; and Woods, Dorothy Rae

File No. 15000332338-193

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Dorothy Woods, Kay Williams and Donna Whillock, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated December 28, 2009, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000588, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002508 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded November 2, 2017 as Document No. 2017-003396, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

320 acres, more or less, being the North Half (N1/2) of Section 42, Block A-4, Abstract 1697, Hale County, Texas.

Schedule D-177

Property ID #: 23952

LEASE 194:

Fee Title Landowner (Landlord): Williams, Lajuana Sue a/k/a Williams, L. Sue, Trustee of the Lajuana Sue Williams Trust and Williams, L. Sue and Jiron, Daralyn D., Co-Trustees of the Williams Family Trust

File No. 15000332338-194

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Lajuana Sue Williams, a/k/a L. Sue Williams, Trustee of the Lajuana Sue Williams Trust dated March 4, 2009, and L. Sue Williams and Daralyn D. Jiron, Co-Trustees of the Williams Family Trust dated January 31, 2008, as landowner, to Hale Wind Energy, LLC., a Delaware limited liability company, as Grantee, dated May 9, 2016, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded June 2, 2016 as Document No. 2016-001791, Hale County, Texas, as amended by First Amendment to Wind and Easement Lease Agreement recorded September 15, 2017 as Document No. 2017-002917, Official Public Records, Hale County, Texas, as assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

137.5 acres of land, more or less, being all of the South One-Half of said Section No. 6, lying West of the F.W. & D.S.P. Railroad out of 166 acres of the West part of the South One-Half of Section No. 6 in Block K, Certificate No. 481, issued to H.E. & W.T. Ry. Co. being more particularly described as following:

BEGINNING at a point in the public road intersection, the common corner of Sections No. 5, 6, 13 and 14, Block K;

THENCE, North 2640 feet with east line of Section No. 5, to a 1 1⁄4 in. pipe set for the northwest corner of this tract;

THENCE, East (crossing the county line) 2932 feet to a point in the west line of the railroad right of way for the northeast corner of this tract;

THENCE, South 26º 40’ 2954.2 feet with said railroad right of way to a point in the north line of Section No. 13, for the southeast corner of this tract; and

THENCE, West 1606.3 feet crossing county line, to the place of beginning, Section 6.

Property ID #: 49784

LEASE 195:

Fee Title Landowner (Landlord): Williams, Leslie Leon

File No. 15000332338-195

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Leslie Leon Williams and Carolyn F. Williams, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated May 3, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded May 28, 2010 as Document No. 2010-001959, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, and as assigned to Hale Wind Energy, LLC, a Delaware limited liability company, in the Third Assignment of Wind and Easement Lease Agreements dated August 24, 2016, recorded September 27, 2016, as Document No. 2016-003145, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded August 18, 2017 as Document No. 2017-002587, Official Public

Schedule D-178

Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Parcel 1:

The North 141.7 acres of the following described two tracts of land in Hale County, Texas, to wit: The East half of Section 52, Block R, and a part of School File 11935, described by metes and bounds as follows:

BEGINNING at the Northeast corner of said Section 52, Block R;

THENCE, South 1900.8 varas;

THENCE, East 67.2 varas to a point in the middle of road in East line S.F. 11935;

THENCE, North 0°10’6” West along center of road 1900.8 varas; and

THENCE, West 61.5 varas to the PLACE OF BEGINNING.

Parcel 2:

The South 200 acres of the following described two tracts of land in Hale County, Texas, to wit: The East Half of Section 52, Block R, and School File 11935, described by metes follows:

BEGINNING at the Northeast corner of said Section 52;

THENCE, South 1900.8 varas; THENCE, East 67.2 varas to a point in the middle of road in East line S.F. 11935;

THENCE, North 0°10’ 6” West along center of road 1900.8 varas; and

THENCE, West 61.5 varas to the PLACE OF BEGINNING.

Property ID #: 13516

LEASE 196:

Fee Title Landowner (Landlord): Wilson, Jim Paul

File No. 15000332338-196

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Jim Paul Wilson, as landowner, to Cottonwind Farms, LLC, a Texas limited liability company, as Grantee, dated February 17, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded April 1, 2010 as Document No. 2010-001162, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated February 17, 2010, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to

Schedule D-179

Wind and Easement Lease Agreement recorded September 15, 2017 as Document No. 2017-002933, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

157 acres, more or less, being all of the Northeast Quarter (NE1/4) of Section 15, Block R, Hale County, Texas;

Save and except the tract of three acres, more or less, described by metes and bounds as follows:

BEGINNING at a point 343.2 feet South of the Northeast corner of said Section 15, Block R, Hale County, Texas;

THENCE, West 554.4 feet to a point; THENCE, South 237.6 feet to a point;

THENCE, East 554.4 feet to a point;

THENCE, North along the East line of said Section 15 a distance of 237.6 feet to the PLACE OF BEGINNING, Hale County, Texas.

Tract 2:

3 acres, more or less, out of the Northeast part of Section 15, Block R, Hale County, Texas, Abstract No. 1561, Certificate No. 602, L. H. Rosser original Grantee, Patent No. 47, Vol. 57, dated November 15, 1918 described as follows:

BEGINNING at a point 343.2 feet South of the Northeast corner of said Section 15, Block R, Hale County, Texas;

THENCE, West 554.4 feet to a point;

THENCE, South 237.6 feet to a point;

THENCE, East 554.4 feet to a point; and

THENCE, North along the East line of said Section 15 a distance of 237.6 feet to the PLACE OF BEGINNING.

Property ID #: 12213 (Tract 1) and 23408 (Tract 2)

LEASE 197:

Fee Title Landowner (Landlord): Wilson, Larry and Wilson, Shanda, as to Tracts 1 and 2; Wilson, Larry Dale and Wilson, Shanda Ragene, as to Tract 3.

File No. 15000332338-197

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Larry D. Wilson and Shanda R. Wilson, as landowner, to Lakeview Wind Farms, LLC, a Texas limited liability company, as Grantee, dated May 24, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded May 28, 2010 as Document No. 2010-001964, Official Public Records, Hale County, Texas, as amended

Schedule D-180

by unrecorded First Amendment dated July 30, 2015 and Second Amendment dated May 16, 2017, recorded June 19, 2017, as Document No. 2017-001928, Official Public Records, Hale County, Texas, and as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignment of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as 2015-002508 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded June 19, 2017 as Document No. 2017-001928, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

343 acres of land, more or less, being the North One-half of Section 23, Block C-L, Abstract 427, Hale County, Texas, as held on the ground and described as follows:

BEGINNING at the intersection of the centerline of the lanes, North, South, East, for the Northwest corner of this tract;

THENCE, East with centerline of land 2038.5 varas to point in line with old fence line North and South;

THENCE, South with old fence line 948.5 varas to corner of old fence line;

THENCE, West with old fence line 2045 varas to middle of lane; and

THENCE, North with middle of land 950 varas to PLACE OF BEGINNING.

Property ID #: 22186

Tract 2:

160 acres of land, more or less, being the Northwest Quarter (NW1/4) of Section 22, Block CL, AB-2435, Patent 358, Vol. 3-A, Hale County, Texas.

Property ID #: 21156

Tract 3:

156.01 acres of land, more or less, being all of the Southeast Quarter (SE1/4) of Section 22, Block C-L, AB-2434, Hale County, Texas,

Save and except the following tracts of land:

a)	A 2.3 acre tract of land described in Deed recorded in Vol. 400 at Page 75, more particularly described as follows:

BEGINNING at a point 386 feet North and 60 feet West of the Southeast corner of Section 22, Block C-L, Hale County, Texas;

Schedule D-181

THENCE, North, parallel and 60 feet West of the center of paved Highway F.M. 400, a distance of 730.2 feet to a point;

THENCE, West 137 feet to a point;

THENCE, South 730.2 feet to a point; and

THENCE, East 137 feet to the PLACE OF BEGINNING.

b)	A 0.615 acre tract of land described in a Deed recorded in Vol. 418 at Page 183, more particularly described as follows:

BEGINNING at a point 374.0 feet North and 60 feet West of the Southeast corner of Section 22, Block C-L, Hale County, Texas;

THENCE, North, parallel and 60 feet West of the centerline of paved Highway F.M. 400, a distance of 12.0 feet to a point;

THENCE, West 137.0 feet to a point;

THENCE, North, parallel and 197 feet West of said F.M. Highway centerline, a distance of 730.2 feet to a point;

THENCE, East 137.0 feet to a point 60 feet West of said centerline;

THENCE, North, parallel and 60 feet from centerline, a distance of 109 feet to a point;

THENCE, West 149 feet to a point;

THENCE, South 851.2 feet to a point; and

THENCE, East 149 feet to the PLACE OF BEGINNING.

c)

A 1 acre tract described in a Deed recorded in Vol. 744 at Page 29, described as follows: A 1 acre tract out of the Southeast part of Section 22, Block C-L, Hale County, Texas, said 1 acre tract being adjacent to the West of a 0.39 acre tract as recorded in Vol. 731 at Page 105:

COMMENCING at the intersection of the centerlines of F.M. Highway No. 400 and F.M. Highway No. 54 for the assumed Southeast corner of Section 22, Block C-L, Hale County, Texas;

THENCE, North 374 feet along the centerline of F.M. Highway No. 400 to a point;

THENCE, West, at 60 feet pass a 3/8 inch steel rod found for the Southeast corner of a 0.615 acre tract as recorded in Vol. 738 at Page 245, at 209 feet pass the Southwest corner of said tract and the Southeast corner of said 0.39 acre tract, in all 229 feet to a 1/2 inch steel rod found for the Southwest corner of said 0.39 acre tract and the POINT OF BEGINNING of the herein described 1 acre tract;

THENCE, North 851.2 feet to a 1/2 inch steel rod found for the Northwest corner of said 0.39 acre tract; THENCE, West 51.17 feet to a set 1/2 inch steel rod;

THENCE, South 851.2 feet to a set 1/2 inch steel rod; and

THENCE, East 51.17 feet to the POINT OF BEGINNING.

d)	A 0.387 acre tract described in a Deed recorded in Vol. 586 at Page 667, described as follows:

Schedule D-182

BEGINNING at a point 1225.2 feet North and 209 feet West of the Southeast corner of Section 22, Block C-L, Hale County, Texas, same being the Northwest corner of the tract conveyed by Deed recorded in Vol. 418 at Page 183, for the Northeast corner of this tract;

THENCE, South along the West line of the tract conveyed in Vol. 418 at Page 183, a distance of 851.2 feet to a point which is its Southwest corner and the Southeast corner of the tract conveyed hereby;

THENCE, West 20 feet;

THENCE, North parallel with the East line of the tract conveyed hereby 851.2 feet to a point for its Northwest corner; and

THENCE, East 20 feet to the PLACE OF BEGINNING.

Property ID #:    16094

LEASE 198:

Fee Title Landowner (Landlord): Wilson, Robert Ted et ux Wilson, Catherine T.

File No. 15000332338-198

LEASEHOLD AND EASEMENT ESTATE created by the Wind and Easement Lease Agreement executed by Robert Ted Wilson, as landowner, to Cottonwind Farms, LLC, a Texas Limited Liability Company, as Grantee, dated January 28, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded February 19, 2010 as Document No. 2010-000612, Official Public Records, Hale County, Texas, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002506; Official Public Records, Hale County, Texas, as further assigned to Hale Wind Energy, LLC, a Delaware limited liability company, dated December 15, 2015, recorded January 27, 2016 as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded June 19, 2017 as Document No. 2017-001922, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

330 acres, more or less, being the West Half (W1/2) of Section 16, Block R, E. L. & R.R. Ry. Co., Hale County, Texas Original Grantee L. H. Rosser, Abstract No. 1516 (a/k/a Abstract 1561), Certificate No. 602, Patent No. 47, Vol. 57, dated November 15, 1918.

Property ID #: 23210

LEASE 199 Intentionally Deleted

LEASE 200:

Fee Title Landowner (Landlord): Zephyr Street Farms, LLC

File No. 15000332338-200

Schedule D-183

LEASEHOLD AND EASEMENT ESTATE created by Wind and Easement Lease Agreement executed by Zephyr Street Farms, LLC, as landowner, to Hale County Wind Farm, LLC, a Texas limited liability company, as Grantee, dated June 15, 2010, as evidenced by Memorandum of Wind and Easement Lease Agreement recorded July 1, 2010 as Document No. 2010-002420, as assigned to Hale Community Energy, LLC, a Texas limited liability company, in the Assignments of Wind and Easement Lease Agreements dated September 9, 2013, recorded July 24, 2015, as Document No. 2015-002504 Official Public Records, Hale County, Texas, as further assigned by Assignment of Wind and Easement Lease Agreements dated December 15, 2015 by and between Hale Community Energy, LLC, a Texas limited liability company, Assignor, and Hale Wind Energy, LLC, a Delaware limited liability company and dated December 15, 2015, recorded January 27, 2016, as Document No. 2016-000318, Official Public Records, Hale County, Texas, as amended by that unrecorded Amendment to Wind and Easement Lease Agreement dated July 30, 2015, as amended by Second Amendment to Wind and Easement Lease Agreement recorded October 9, 2017 as Document No. 2017-003143, Official Public Records, Hale County, Texas, as further assigned to Hale Petersburg Wind LLC, a Delaware limited liability company, in the Assignment and Assumption of Agreements dated June 5, 2018, recorded June 8, 2018 as Document No. 2018-001700, Official Public Records, Hale County, Texas, which is now Southwestern Public Service Company pursuant to the conversion of Hale Petersburg Wind, LLC to Hale Petersburg Wind, Inc., and the merger of Hale Petersburg, Inc. into Southwestern Public Service Company, as recited in Affidavit recorded under Document No. 2020-000737, Official Public Records, Hale County, Texas, as to the following described premises:

Tract 1:

91 acres of land, more or less, part of Section 3, Block N-K, L. M. Springer S.F. 3759, patent No. 311, Volume. 52 dated March 1, 1917, of record being the land described in the deed from W.H. Tilson to T. J. Tilson dated January 22, 1927, and recorded in Book 79 at Page 176, of the Deed Records of Hale County, Texas.

Property ID #: 24280

Tract 2:

160 acres of land, more or less, the W.B. Daughtry Homestead Survey, patented to E.C. Kitchens, assignee of W.B. Daughty, by Patent No. 288, Vol. 28 dated January 17, 1896, of recorded in Book 1 at Page 191, of the Patent Records of Hale County, Texas.

Property ID #: 26810

Tract 3:

29.9 acres of land, more or less, being the W.W. Bracken Survey No. 4, Block N-K, S.F. No. 3760 patented to W.W. Bracken, by Patent No. 391, Volume 4-A dated November 25, 1919, and recorded in Book 3 at Page 78, of the Patent Records of Hale County, Texas.

Property ID #: 11130

Tract 4:

68.6 acres of land, more or less, being the W.W. Bracken Homestead Survey, patented to W. W. Bracken by Patent No. 474, Volume 31 dated April 15, 1901, and recorded in Book 1 at Page 366, of the Patent Records of Hale County, Texas.

Property ID #: 15960

Schedule D-184

Tract 5:

20.790 acres of land, more or less, being out of the Southwest part of D.E. Ballard Survey and the West part of the W. M. Bracken Survey, Hale County, Texas, and described by metes and bounds as follows:

BEGINNING at a spike set in the center line of F.M. Highway 784 from which the Southwest corner of the D.E. Ballard Survey bears South 0°25’ East 127.8 feet;

THENCE, South 88°38’30” East 300.8 feet along the centerline of said highway to a set spike; THENCE, South 0° 25’ East 566.85 feet to a set 1/2 inch steel rod;

THENCE, South 88°38’30” East 13.11 feet to a set 1/2 inch steel rod from which an irrigation valve bears 5 feet North and 5 feet East;

THENCE, South 0°25’ East 2339.98 feet to a 1/2 inch steel rod set in the South line of said Bracken Survey;

THENCE, North 89°47’ West 313.78 feet along the South line of said Bracken Survey to a 1/2 inch steel rod set for the Southwest corner of said Bracken Survey; and

THENCE, North 0°25’ West at 2785.28 feet pass the Southwest corner of the D.E. Ballard Survey in all 2913.08 feet to the POINT OF BEGINNING.

Tract 6:

50 acres of land, more or less, out of the Southwest part of the D.E. Ballard Survey and the West part of the W. M. Bracken Survey, in Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a 1/2 inch steel rod found for the Southeast corner of a 20.790 acre tract as recorded in Vol. 722 at Page 555, said rod being 313.78 feet South 89°47’ East of the Southwest corner of the W. M. Bracken Survey, Hale County, Texas;

THENCE, North 0°25’ West 2339.98 feet along the East line of said 20.790 acre tract to a 1/2 inch steel rod found for a corner of said tract;

THENCE, North 88°38’30” West 13.11 feet to a 1/2-inch steel rod found for the corner of said tract;

THENCE, North 0°25’ West 566.85 feet along an East line of said tract to a spike found for the Northeast corner of said tract and in the centerline of F.M. Highway No. 784;

THENCE, South 88°37’30” East 767.19 feet along the centerline of said highway to a set spike;

THENCE, South 0°13’ East 2891.48 feet to a 1/2 inch steel rod set in the South line of Bracken Survey; and

THENCE, North 89°47’ West 743.66 feet along the South line of said survey to the POINT OF BEGINNING.

Tract 7:

30.0 acres of land, more or less, out of the D.E. Ballard Survey and the W. M. Bracken Survey, in Hale County, Texas, described by metes and bounds as follows:

BEGINNING at a 1/2 inch steel rod set 1057.44 feet South 89°47’ East of the Southwest corner of the W. M. Bracken Survey, Hale County, Texas, said rod being 743.66 feet South 89°47’ East of the Southeast corner of a 20.790 acre tract as recorded in Vol. 722 at Page 555;

Schedule D-185

THENCE, South 89°47’ East 452.68 feet along the South line of said Bracken Survey to a 1/2 inch steel rod set 1318.05 feet North 89°47’ West of the centerline of F.M. Highway No. 789;

THENCE, North 0°13’ West 2882.33 feet to a spike set in the centerline of F.M. Highway No. 784, said spike being 1366.19 feet North 88°37’30” West of the intersection of the centerline of said highway and said F.M. Highway No. 789;

THENCE, North 88°37’30” West 452.84 feet along the centerline of said Highway No. 784 to a spike set 767.19 feet South 88°37’30” East of the Northeast corner of said 20.790 acre tract; and

THENCE, South 0°13’ East 2891.48 feet to the POINT OF BEGINNING.

Property ID #: 10601, 72887, 15960

[The remainder of this page intentionally left blank]

Schedule D-186

The following properties are in the State of New Mexico:

SAGAMORE WIND FARM LEASES AND EASEMENTS

The following described real estate in Roosevelt County, New Mexico:

CTIC-16002710-1B:

Fee Owner(s): Douglas E. Toombs and Brenda L. Barrett, each dealing in his/her sole and separate estate

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FOUR (34) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 25: SE/4

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 30: W/2W/2SW/4

CTIC-16002710-8:

Fee Owner(s): Alan Belcher, a married person dealing in his sole and separate property

Township Five (5) South, Range Thirty-four (34) East, NMPM, Roosevelt County, New Mexico:

Section 25: W/2, less and except a strip of land 40 feet wide off of the West side of Section 25, except 300 feet in the Southwest corner of said Section 25, and Less and Except a tract of land out of the Southwest corner of the Southwest Quarter (SW/4), more fully described as follows: Beginning at a point 350’ North of the Southwest corner of said Southwest Quarter (SW/4); thence, North 50 feet; thence, East 100 feet; thence, South 50 feet; thence, West 100 feet to the point of beginning;

Section 36: W/2 and W/2E/2, less and except a strip 40 feet wide off the West side of said Section 36;

Township Five (5) South, Range Thirty-five (35) East, NMPM, Roosevelt County, New Mexico:

Section 29: NW/4

CTIC-16002710-11:

Fee Owner(s): Tract #1: Gordon R. Fraze and Rebecca G. Fraze, husband & wife; Steve D. Fraze and Jo Beth Fraze, husband and wife; and DeLynda J. Smith and Garry D. Smith, wife and husband:

Tract #2: Gordon R. Fraze and Rebecca G. Fraze, husband and wife

TRACT #1:

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

SECTION 17: SE/4

TRACT #2:

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

SECTION 18: NE/4, Lots 1 and 2, E/2NW/4

CTIC-16002710-12:

Fee Owner(s): GERALD E. GAINES and LETHA JO GAINES, husband and wife

Township Five (5) South, Range Thirty-Five (35) East, NMPM Roosevelt County New Mexico:

SECTION 17: SW/4

SECTION 18: SE/4

Schedule D-187

CTIC-16002710-13:

Fee Owner(s): ALAN BELCHER, SUCCESSOR TRUSTEE OF THE CARROL M. SMITH TRUST DATED DECEMBER 28, 1984

Township Five (5) South, Range Thirty-Four (34) East, NMPM, Roosevelt County, New Mexico:

SECTION 13: SE4

SECTION 24: NE/4

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

SECTION 18: SW/4

SECTION 19: NW/4

CTIC-16002710-14:

Fee Owner(s): JACK TARVER and DORIS TARVER, TRUSTEES OF THE JACK TARVER AND DORIS TARVER REVOCABLE LIVING TRUST AGREEMENT DATED DECEMBER 4, 1996

Township Five (5) South, Range Thirty-Four (34) East, NMPM, Roosevelt County, New Mexico:

SECTION 12: E/2SE/4

SECTION 13: N/2, SW/4

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

SECTION 18: W/2

CTIC-16002710-15:

Fee Owner(s): DARRYL W. GAINES AND LINDA A. GAINES, TRUSTEES OF THE DARRYL W. GAINES FAMILY LIVING TRUST DATED DECEMBER 2, 2016

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

SECTION 17: N/2

CTIC-16002710-18:

Fee Owner(s): S & V DAIRY, LLC, a New Mexico limited liability company

Township Five (5) South, Range Thirty-Four (34) East, NMPM, Roosevelt County, New Mexico:

SECTION 24: NW/4

CTIC-16002710-19:

Fee Owner(s): KIM W. BLAKEY and LOUISE BLAKEY, husband and wife

Tract #1:

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM ROOSEVELT COUNTY NEW MEXICO:

SECTION 12 W/2

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM ROOSEVELT COUNTY NEW MEXICO:

SECTION 8: SE/4

Schedule D-188

CTIC-16002710-26:

Fee Owner(s): LARRY LLOYD BLAKEY

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 9: SW/4

CTIC-16002710-27:

Fee Owner(s): JOANN BLAKEY, as Trustee of the JOANN BLAKEY LIVING TRUST DATED JANUARY 18, 2011

TRACT #1:

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

SECTION 12: E/2

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

SECTION 17: NE/4

CTIC-16002710-28:

Fee Owner(s): Roy Custer and Linda Custer, Trustees of the Custer Family Living Trust dated October 25, 2005)

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 7: S/2

CTIC-16002710-29:

Fee Owner(s): CV BAR FARMS, INC., a Texas corporation

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 25: NW/4

Section 26: S/2SE/4

Section 29: W/2

Section 35: E/2, SW/4

CTIC-16002710-30:

Fee Owner(s): GORDON FRAZE, a married man in his sole and separate estate

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 26: SW/4

Section 27: SE/4

Section 34: E/2

Section 35: NW/4

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 2: N/2

Section 3: NE/4

Schedule D-189

CTIC-16002710-31:

Fee Owner(s): BUZ GOODSON and FERN GOODSON, TRUSTEES OF THE GOODSON FAMILY LIVING TRUST DATED AUGUST 8, 2007

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

SECTION 15: E/2,SW/4

SECTION 21: NE/4

SECTION 22: E/2, NW/4

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

SECTION 3: SW/4

SECTION 4: S/2

SECTION 10: ALL

CTIC-16002710-32:

Fee Owner(s): BILLY J. HAYS AND JO ANN HAYS, husband and wife

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 7: N/2

CTIC-16002710-33:

Fee Owner(s): K. Jack Manis and Georgia F. Manis, husband and wife

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 28: E/2

Section 33: N/2

CTIC-16002710-34:

Fee Owner(s): JIMMY MULLINS and LESLIE MULLINS, TRUSTEES OF THE JIMMY MULLINS and LESLIE MULLINS REVOCABLE TRUST DATED JULY 22, 2014

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

SECTION 10: SE/4

SECTION 15: NW/4

SECTION 26: NW/4

SECTION 27: N/2

CTIC-16002710-35:

Fee Owner(s): Shirley Ann Howard, Keith Edward O’Hare and Rosa Lee Cundiff

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

SECTION 14: W/2

CTIC-16002710-36:

Fee Owner(s): STEVEN W. PARKER; and STEVEN PARKER and SANDRA PARKER; and ROY CUSTER and LINDA CUSTER, AS TRUSTEES OF THE CUSTER FAMILY LIVING TRUST DATED OCTOBER 25, 2005, subject to the interests of STEVEN W. PARKER and SANDRA LYNN PARKER, as Contract Purchasers

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

SECTION 11: SE/4

SECTION 13: ALL

SECTION 14: E/2

Schedule D-190

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

SECTION 28: W/2

less and except a Tract of Land beginning at the Northwest Corner of Section Twenty-eight (28) thence North 90°00’ East 1231.0 feet along the Section line; thence South 00°33’ East 542.0 feet; thence North 90° 00’ West 1230.1 feet generally along a fence line; thence North 00° 33’ West 542.0 feet to the point of beginning, all in the West Half of Section Twenty-eight (28), Township Five South (T5S), Range Thirty-six East (R36E), N.M.P.M., Roosevelt County, New Mexico.

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

SECTION 31: SW/4

CTIC-16002710-39:

Fee Owner(s): Charles Wayne Tivis and Donna J. Tivis, husband and wife

Township Five (5) Five South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

SECTION 1: NW/4 LESS AND EXCEPT a tract of land described as follows: Beginning at the Northwest corner of said Section 1; thence, S 0°01’38” W, along the West line of Section 1, a distance of 2600.4 feet; thence, N 89°34’45” E, along an existing fence line, a distance of 1041.2 feet; thence, N 8°40’40” W, a distance of 22.9 feet; thence, N 65°07’05” W, a distance of 774.2 feet; thence, N 1°00’12” W, a distance of 2244.1 feet, to a point on the North line of Section 1; thence N 89°52’46” W, along the North line of Section 1, a distance of 294.9 feet to the point and place of beginning;

SECTION 11: NE/4

SECTION 23: NE/4

SECTION 24: NW/4

CTIC-16002710-40:

Fee Owner(s): Wayne Victor, Successor Trustee of the Victor Family Living Trust dated June 30, 1993

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 36: All

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 31: NW/4, SE/4

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 6: S/2

CTIC-16002710-41:

Fee Owner(s): C.V. WATSON, JR. and SABRA ARLENE WATSON, Trustees of the C.V. WATSON, JR. and SABRA ARLENE WATSON REVOCABLE TRUST AGREEMENT, dated February 22, 2018

TRACT #1:

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 17: NW/4

Schedule D-191

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 20: W/2, SE/4

Section 21: SW/4

Section 28: W/2

Section 29: E/2

TRACT #2:

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 32: A tract beginning at a point on the South Line of Section 32 and said point being S 89°26’22” W 1382.96 feet from the Southeast corner of said Section 32,

thence S 89°26’22” W, along the South line of said Section 32, a distance of 189.39 feet;

thence N 00°33’38” W, a distance of 460.0 feet;

thence N 89°26’22” E, parallel to the South line of said Section 32, a distance of 189.39 feet;

thence S 00°33’38” E, a distance of 460.0 feet to the point of beginning.

CTIC-16002710-42A:

Fee Owner(s): CHARLES D. BENNETT, JR. AND BEVERLY BENNETT, HUSBAND AND WIFE, AS TO AN UNDIVIDED 4/5THS INTEREST AND SUE NASH, DEALING IN HER SOLE AND SEPARATE PROPERTY, AS TO AN UNDIVIDED 1/5 INTEREST

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 32: All

Section 33: S/2

Section 34: SW/4

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 3: NW/4

Section 4: N/2

Section 5: N/2, SE/4

Section 8: N/2, SW/4

CTIC-16002710-43:

Fee Owner(s): Jolene Garrison, an unmarried person

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 17: S/2

Section 18: E/2

Section 19: NE/4

Section 20: N/2

CTIC-16002710-44:

Fee Owner(s): JASON KIZER, A MARRIED PERSON DEALING IN HIS SOLE AND SEPARATE PROPERTY

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

SECTION 31: S/2 aka Lots 3 & 4 and E/2SW/4 and SE/4

SECTION 33: W/2 & SE/4

TOWNSHIP SIX (6) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

SECTION 1: ALL aka Lots 1, 2, S/2S/2 LESS AND EXCEPT a 40’ strip off of the North side of Lots 1 & 2;

Schedule D-192

SECTION 2: ALL less and except a strip of land 40 feet wide off North side and 50 foot wide strip off of West side of S/2SW/4

SECTION 11: ALL, LESS AND EXCEPT a tract of land in the Southwest corner of the Southwest Quarter (SW/4) of said Section 11, described as follows: Beginning at the Southwest corner of the Southwest Quarter, thence, East along the section line, a distance of 420 feet; thence, North, parallel with the west section line a distance of 420 feet; thence, West, parallel with the south line of said Section 11, a distance of 420 feet; thence, South, along the West section line, a distance of 420 feet to the point and place of beginning; and LESS AND EXCEPT a strip of land 40 feet wide off of the West side of the Southwest Quarter (SW/4); and LESS AND EXCEPT a strip of land 40 feet wide off the North Half (N/2);

SECTION 12: ALL

SECTION 13: ALL

SECTION 14: N/2SE/4SE/4, NE/4SE/4, E/2NE/4, S/2S/2SW/4, S/2S/2SE/4, and the East 2.6 acres of the N/2SW/4SE/4; and the East 5.8 acres of the NW/4SE/4; and the East 5.8 acres of the SW/4NE/4; East 5.8 acres out of the

NW/4NE/4; LESS AND EXCEPT a strip of land 40 feet wide off the West side of the SW/4

TOWNSHIP SIX (6) SOUTH, RANGE THIRTY SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

SECTION 4: LOT 4

SECTION 5: ALL aka Lots 1, 2, 3 and 4

SECTION 6: LOT 1

SECTION 7: NW/4NW/4 aka Lot 1, S/2NE/4SW/4, SE/4SW/4, S/2 of Lot 3, All of Lot 4, SE/4, and NE/4NE/4 Less and Except the Richland Townsite described as follows: Beginning at a point 278 feet North of a stone at the

Northeast corner of the Southeast Quarter (SE/4) of said Section 7; thence, East 390 feet; thence, North 1042 feet; thence, West 390 feet; thence, North 818 feet; thence, West 1084 feet; thence, South 1860 feet; thence,

East 1084 feet to the point of beginning;

SECTION 8: ALL, LESS AND EXCEPT any portion of the Richland Townsite, including streets and alleys, located in said Section 8.

SECTION 9: NW/4NW/4

CTIC-16002710-45:

Fee Owner(s): SHANNON KIZER, an unmarried person

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO: Section 1: W/2

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 11: A tract of land beginning at a point 150 feet North of the Northeast corner of the Southeast Quarter of the Southeast Quarter of the Southeast Quarter, thence West 300 feet, thence North 150 feet, thence East 300 feet, thence South 150 feet to the point of beginning.

Section 12: A tract in the Southwest Quarter (SW/4), beginning at a point on the West line, which is 840 feet North of the Southwest corner of the Southwest Quarter (SW/4); thence, N 89°50’ E, 720.0 feet; thence, South, 510.0 feet; thence, No 89°50’E, 300.0 feet along the North side of Gin and Floyd Tracts; thence, North, 170.0 feet along the West side of the ball field; thence, N 89°50’ E, 871.2 feet along the North side of the ball field; thence North, 89°50’ E, 747.2 feet along the North side of Garner and Knight tracts; thence, N 0° 15’ E, 2071.7 feet; thence, N 89°45’ W, 2651.2 feet along a fence on the North side of said Southwest Quarter (SW/4) to the Northwest corner of the Southwest Quarter (SW/4) of said Section 12; thence, South, 1833.8 feet along the centerline of NM Highway 114 to the point of beginning;

Schedule D-193

CTIC-16002710-47:

Fee Owner(s): KILLION FARMS, INC., a New Mexico corporation

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 29: S/2

Section 30: Lots 1 and 2 and E/2NW/4, NE/4 & SE/4

Section 32: W/2, NE/4

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 26: N/2SE/4, N/2

Township Six (6) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 6: Lot 2, 3, & 4

Section 7: Lot 2, N/2 Lot 3, E/2NW/4, NW/4NE/4, N/2NE/4SW/4

CTIC-16002710-42:

Fee Owner(s): Kenneth L. Musick, Surviving Trustee of the Kenneth L. Musick and Lillian M. Musick Revocable Living Trust dated December 27, 2012, as amended

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 4: South Half (S/2)

Section 7: South Half (S/2)

Section 8: South Half (S/2)

Section 9: ALL

Section 10: North Half (N/2) and the Southwest Quarter (SW/4)

CTIC-16002710-49 & 50:

Fee Owner(s): by ALPHA DOGS II, LLC, an Oklahoma limited liability company

A 180’ wide tract of land located in the Southwest Quarter of the Northeast Quarter (SW/4NE/4) of Section 4 Township 5 South Range 35 East, NMPM with the centerline starting point beginning at a point 545’ East of the Southwest corner of Northeast Quarter (NE/4) of Section 4 Township 5 South Range 35 East, NMPM and then North approximately 666.06’ to an ending point on the South edge of the Southwestern Public Service Company property located in Northeast Quarter (NE/4) Section 4 Township 5 South Range 35 East, NMPM as evidenced by a Warranty Deed dated February 20, 2015 and filed of record as Document 20150736 Real Property Records, on March 12, 2015, then West approximately 545’ along the South edge of the Southwestern Public Service Company property to the Western edge of the Southwest Quarter of the Northeast Quarter (SW/4NE/4) of Section 4 Township 5 South Range 35 East, NMPM, then South 666.06’ to the Southwest corner of Northeast Quarter (NE/4) of Section 4 Township 5 South Range 35 East, NMPM, then East 545’ to the point of beginning.

CTIC-16002710-51:

Fee Owner(s): BELCHER LAND, LLC, a New Mexico limited liability company

Township Three (3) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

SECTION 34: E/2

SECTION 35: W/2

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

SECTION 2: ALL Less and Except a 60’ wide strip of land off the East and South Sides used as Highway Right of Way;

SECTION 3: S/2 Less and Except a 60’ strip of land off the South side used as Highway Right of Way;

Schedule D-194

Township Three (3) South, Range Thirty-Seven (37) East, NMPM, Roosevelt County, New Mexico:

SECTION 30: Lot 4, SE/4SW/4

SECTION 31: Lots 1, 2, 3, 4, E/2SW/4

CTIC-16002710-52:

Fee Owner(s): HERSHEL G. CARMICHAEL AND SHERI L. CARMICHAEL, TRUSTEES OF THE HERSHEL G. CARMICHAEL FAMILY LIVING TRUST DATED MARCH 16, 2017; AND SHANNON G. CARMICHAEL AND KELLY A. LONG, EACH A SINGLE PERSON.

TOWNSHIP SIX (6) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 5: LOTS 3 & 4

Section 6: Lots 1 & 2 & E/2 Lot 3

Section 7: N/2NE/4 less S 470’, N/2E/2E/2NW/4 less S 470’

Section 8: N/2NW/4 less S 470’

CTIC-16002710-53:

Fee Owner(s): HERSHEL G. CARMICHAEL AND SHERIDAN L. CARMICHAEL, AS TRUSTEES OF THE HERSHEL G. CARMICHAEL FAMILY LIVING TRUST DATED MARCH 16, 2017

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 28: A tract of land beginning at the Northwest Corner of Section 28; thence North 90°00’ East, 1231.0 feet along the Section line; thence South 00°33’ East, 542.0 feet; thence North 90°00’ West, 1230.1 feet, generally along a fence line; thence North 00°33’ West, 542.0 feet to the point of beginning, all being located in the West Half of said Section Twenty-eight (28).

TOWNSHIP SIX (6) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 1: Lots One (1), Two (2), Three (3), Four (4), being all of Section One (1)

Section 12: The North Half (N/2), the North Half of the Southwest Quarter (N/2SW/4), the Southeast Quarter (SE/4)

TOWNSHIP SIX (6) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 6: Lot Four (4) and the West Half (W/2) of Lot Three (3)

Section 7: Lots One (1) , Two (2) and the West Half of the East Half of the Northwest Quarter (W/2E/2NW/4) of Section Seven (7), Township Six (6) South, Range Thirty-seven (37) East, NMPM, Roosevelt County, New Mexico, LESS AND EXCEPT a tract of land out of the East Half of the Northwest Quarter (E/2NW/4) of Section Seven (7) and Lot Three (3) of Section Six (6), Township Six (6) South, Range Thirty-seven (37) East, NMPM, Roosevelt County, New Mexico, more fully described as follows: Beginning at a point on the North line of Section 7, T6S, R37E, Roosevelt County, New Mexico, said point being 1642.26 feet N 89°59’ E of the Northwest corner of said Section 7;

thence S 0°29’17” E, along an agreement line a distance of 852.80 feet;

thence N 89°47’11” E, a distance of 182.82 feet;

thence N 0°05’51” E a distance of 852.77 feet to a point on the North line of said Section 7;

thence N 01°58’52” E a distance of 1472.10 feet to a point on the North line of the South Half of the Southwest Quarter of Section 6;

thence N 89°30’57” W along the North Line of South Half of the Southwest Quarter of said Section 6, a distance of 252.09 feet;

Schedule D-195

thence S 0°29’17” E along an agreement line a distance of 1473.46 feet to the point and place of beginning; and LESS AND EXCEPT a tract described as follows: BEGINNING at a point 1642.26 feet N 89°59’ E, and 852.80 feet S 0°29’17”E, of the Northwest corner of Section 7, T6S, R37E; thence, S0°29’17”E, along an agreement line a distance of 1792.81 feet to a point on the North line of SW/4 of said Section 7; thence, N 89°59’19“E, along the North line of the SW/4 of Section 7, a distance of 170.60 feet; thence, N 0°05’51” E, a distance of 1792.76 feet; thence, S 89°47’11” W, parallel with an existing fence line a distance of 182.82 feet to a point and place of beginning;

AND:

LESS AND EXCEPT a tract of land located in the Southeast Quarter of the Southwest Quarter (SE/4SW/4) of Section 6 and the East Half of the Northwest Quarter (E/2NW/4) of Section Seven (7) in Township Six (6) South, Range Thirty-seven (37) East, NMPM, Roosevelt County, New Mexico, described as: Beginning at a point on the North line of said Section 7, said point being 1642.26 feet N 89°59’ E, of the Northwest corner of said Section 7;

thence, S 00°29’17” E, along an agreement line a distance of 233.37 feet;

thence, N 89°59’ E, parallel with the north line of said Section 7, a distance of 437.36 feet;

thence, N 00°29’17” W, parallel with said agreement line a distance of 498.0 feet;

thence, S 89°59’ W, parallel with the north line of said Section 7, a distance of 437.36 feet;

thence, S 00°29’17” E, along an agreement line a distance of 264.63 feet to the point of beginning;

Section 7: Lots Three (3), and Four (4), and the West Half of the East Half of the Southwest Quarter (W/2E/2 SW/4);

CTIC-16002710-54:

Fee Owner(s): HERSHEL GLEN CARMICHAEL, SUCCESSOR TRUSTEE OF THE WELDON H. CARMICHAEL LIVING TRUST AGREEMENT DATED SEPTEMBER 10, 2009, AS AMENDED

Township Six (6) South, Range Thirty Seven (37) East, NMPM, Roosevelt County, New Mexico:

Section 7: A tract of land out of the East Half of the Northwest Quarter more fully described as follows:

Beginning at a point 1642.26 feet N 89°59’ E and 852.80 feet S 0°29’17” E of the Northwest corner of Section 7, T6S, R37E, Roosevelt County, New Mexico;

thence S 0°29’17” E, along an agreement line a distance of 1792.81 feet to a point on the North Line of the SW/4 of said Section 7;

thence N 89°59’19” E, along the North Line of the SW/4 of said Section 7, a distance of 170.60 feet;

thence N 0°05’51” E, a distance of 1792.76 feet;

thence S 89°47’11” W, parallel with an existing fence line a distance of 182.82 feet to the point and place of beginning.

AND:

Section 7: The South Half of the Northeast Quarter (S/2NE/4), Southeast Quarter (SE/4), South Four Hundred Seventy Feet (S 470’) of the North Half of the Northeast quarter (N/2NE/4), East Half of the East Half of the Southwest Quarter (E/2E/2SW/4), South Half of the East Half of the East Half of the Northwest Quarter (S/2E/2E/2NW/4), and South Four Hundred Seventy Feet (S 470’) of the North Half of the East half of the East Half of the Northwest Quarter (N/2E/2E/2NW/4) of Section 7, T6S, R37E;

AND:

Section 8: S/2NW/4, SW/4, South Four Hundred Seventy Feet (S 470’) of the North Half of the Northwest Quarter (N/2NW/4)

Schedule D-196

CTIC-16002710-55:

Fee Owner(s): ROSS CAVINESS AKA LEE ROSS CAVINESS AND JILL CAVINESS, HUSBAND AND WIFE

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 20: SW/4

Section 30: NW/4

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 26: SE/4

Section 35: The North Half of the Northeast Quarter (N/2NE/4) LESS AND EXCEPT a tract of land surveyed out of the Northeast corner of the North Half of the Northeast Quarter (N/2NE/4) of Section 35 more particularly described as follows: Beginning at a point which is an iron pipe at the intersection of the North boundary line of the Northeast Quarter of said Section 35, with the West line of the Highway Right-of-way, which iron pipe is 50 feet West of the one and one-half inch iron pipe set at the Northeast corner of the Northeast Quarter of said Section 35, which is 3.4 feet West of the center line of the highway;

thence, West along the North side of the Northeast Quarter of said Section 35, bearing South 89°54’30” West a distance of 208.7 feet to an iron pipe;

thence, South, bearing South 00°009’ West, a distance of 208.7 feet to an iron pipe;

thence, East, bearing South 89°54’30” West, a distance of 208.7 feet to an iron pipe set on the West line of the Highway Right-of-way;

thence, North along the West Line of the Highway Right-of-way, bearing South 00°09’ West, a distance of 208.7 feet to the place of beginning and LESS AND EXCEPT A tract of land in the Northeast Quarter (NE/4) of Section Thirty-five (35), being described as follows:

Beginning at a point on the East line of said Section 35, being 208.91 feet S 1°03’34” E, from the Northeast corner of said Section 35;

thence, S 1°03’34” E, along said East line of Section 35, a distance of 189.88 feet;

thence, S 89°52’31” W, 356.52 feet;

thence, N 0°10’31” W, 399.16 feet to a point on the North line of said Section 35;

thence, N 89°56’40” E, along said North line of Section 35, a distance of 91.00 feet to a point on the North line of said Section 35;

thence, S 0°10’31” E, along an existing fence line, a distance of 209.10 feet to an existing fence post;

thence, N 89°54’29” E, along an existing fence, a distance of 262.60 feet to the point and place of beginning.

CTIC-16002710-56:

Fee Owner(s): CEN 88 LLC, a New Mexico limited liability company

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 23: SE/4 and Section 24: S/2, NE/4 and S/2NW/4: Less and except that portion of the following described property situate within Sections Twenty-Three (23) and Twenty-Four (24), Township Four (4) South, Range Thirty-six (36) East, NMPM, Roosevelt County, New Mexico, being more particularly described as follows: Beginning at corner 1, the Southwest corner of the herein-described parcel, being a point on the South line of Section 23, T4S, R36E, NMPM, whence the South 1/4 corner of said Section 23 bears S 89°17’54” W, a distance of 2172.25 feet;

thence N 19°42’33” E, a distance of 269.72 feet to corner 2;

thence N 20°03’35” E, a distance of 955.87 feet to corner 3, a point of curvature;

thence along the arc of a curve to the left, having a central angle of 19°43’28”, a length of 327.76 feet, a radius of 952.09 feet, and a chord bearing N 10°11’52” E, a distance of 326.15 feet to corner 4, a point of tangency;

thence N 00°20’08” E, a distance of 2509.26 feet to corner 5, the NW corner;

thence N 89°48’10” E, a distance of 1233.79 feet to corner 6, the NE corner;

thence S 00°35’25” W, a distance of 1731.37 feet to corner 7;

thence N 89°53’11” E, a distance of 1412.66 feet to corner 8;

thence S 00°07’30” W, a distance of 2242.85 feet to corner 9, the SE corner;

Schedule D-197

thence S 89°43’29” W, a distance of 3115.01 feet to corner1, the point of beginning.

Section 25: E/2

Township Four (4) South, Range Thirty-Seven (37) East, NMPM, Roosevelt County, New Mexico:

Section 7: E/2

Section 8: W/2

CTIC-16002710-57:

Fee Owner(s): CINDY HUFFMAN aka CYNTHIA ANN HARTH

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 14: NW/4, E/2NE/4NE/4SE/4

Section 16: ALL

Township Four (4) South, Range Thirty-Seven (37) East, NMPM, Roosevelt County, New Mexico:

Section 8: E/2

CTIC-16002710-58:

Fee Owner(s): Clarence Locke and Carolyn Locke, Trustees of the Locke Family Trust dated October 28, 2008; and Lillian Rammelkamp, a married person dealing in her sole and separate property

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 12: W/2 LESS AND EXCEPT NW/4SW/4 & SE/4SW/4, NE/4 less and except 2 tracts described as follows:

A tract in the Northeast Quarter of Section Twelve (12) in Township Four (4) South of Range Thirty-six (36) East, NMPM, Roosevelt County, New Mexico, beginning at a point on the East Line of said NE/4 of said Section 12, which point is 77.3 rods North of the Southeast Corner of said NE/4 of said Section 12, thence West 130 rods, thence North 27.7 rods, thence East 130 rods, thence South 27.7 rods to the point of beginning; and LESS AND EXCEPT a tract on the Northeast Quarter (NE/4) of Section Twelve (12), Township Four (4) South, Range Thirty-six (36) East, N.M.P.M., Roosevelt County, New Mexico, being described as beginning 49.6 rods North of the Southeast corner of the Northeast Quarter of said Section 12; thence, West 130 rods; thence, North 27.7 rods; thence East 130 rods; thence South 27.7 rods to the point of beginning

CTIC-16002710-59:

Fee Owner(s): Robert Clyde Phillips and Janie R. Phillips aka Janie Ruth Phillips, husband and wife.

Township Four (4) South, Range Thirty-Seven (37) East, NMPM, Roosevelt County, New Mexico:

Section 20: E/2

CTIC-16002710-60:

Fee Owner(s): DAVIS ARCH RANCH, LLC, a New Mexico limited liability company

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM. ROOSEVELT COUNTY, NEW MEXICO:

Section 29: All

Section 30: E/2, NW/4 and N/2SW/4

Section 31: E/2, E/2NW/4

Section 32: SE/4

Section 33: E/2 and NW/4

Schedule D-198

CTIC-16002710-61:

Fee Owner(s) DAVIS ARCH RANCH, LLC, a New Mexico limited liability company; LAZY D CATTLE COMPANY, INC., a New Mexico corporation, holder of 1/4 interest in the wind rights as defined in Warranty Deed recorded as Receipt #20143095

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 25: All

Section 36: All

CTIC-16002710-62:

Fee Owner(s): DAVIS CAPROCK RANCH, LLC, A NEW MEXICO LIMITED LIABILITY COMPANY

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 1: All

Section 2: All

Section 3: All

Section 10: All

Section 11: All

Section 12: All

Section 13: E/2

Section 15: NW/4

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 26: All

Section 27: All

Section 28: All

Section 29: All

Section 33: All

Section 34: W/2

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 3: N/2

Section 4: NE/4

Section 15: W/2

CTIC-16002710-63:

DENNIS WAYNE TOLLETT AND KATHERINE COLLEEN TOLLETT, HUSBAND AND WIFE

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 1: E/2

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 6: S/2

Section 21: S/2

Schedule D-199

CTIC-16002710-64:

BILLIE MAE TOLLETT, a widow, as to Tract #1; and DENNIS WAYNE TOLLETT and KATHERINE COLLEEN TOLLETT, husband and wife, as to Tract #2

Tract #1:

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 33: SW/4

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 4: Lots 3, 4, S/2NW/4

Tract #2:

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 18: E/2

CTIC-16002710-65:

JAMES DARRELL DUNCAN AND TANA E. DUNCAN, HUSBAND AND WIFE

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 11: SW/4

Section 14: SW/4

Section 29: NE/4

Section 15: SE/4 LESS AND EXCEPT A tract of land in the Southeast Quarter (SE/4) beginning at a point S 89°58’23” W, 804.52 feet from the East Quarter corner of said Section 15;

thence S 0°21’55” W, a distance of 673.6 feet;

thence N 89°05’34” W, a distance of 161.1 feet;

thence S 0°40’51” W, a distance of 572.78 feet;

thence N 89°21’38” W, along an existing fence line, a distance of 254.2 feet;

thence N 0°11’33” E, along an existing fence line, a distance of 694.73 feet;

thence N 88°45’43” E, a distance of 92.48 feet;

thence N 0°31’08” E, along an existing fence line a distance of 543.87 feet;

thence N 89°56’11” E, along an existing fence line a distance of 326.69 feet to the point and place of beginning.

CTIC-16002710-66:

GUSSIE MCCORMACK, LLC, a New Mexico limited liability company

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 1: N/2, SE/4

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 6: W/2 LESS AND EXCEPT a tract described as beginning at the Northwest corner of the NW/4 of the NW/4 of said Section 6;thence East 330 feet; thence South 700 feet; thence West 330 feet; thence North 700 feet to the point of beginning.

CTIC-16002710-67:

JEFF TODD HARDT, a married person dealing in his sole and separate property

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 27: S/2

Schedule D-200

CTIC-16002710-68:

Geneva F. Judah aka Geneva Faye Judah

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 1: SW/4

Section 12: NW/4

Section 14: A tract of land being described as follows:

Beginning at a point on the East line of said Section 14, being 430 feet South of the Northeast corner of Section 14;

thence West, 210 feet; thence South 160 feet;

thence East 210 feet ; thence North 160 feet to the point of beginning;

Section 27: NE/4

CTIC-16002710-69:

Justus R. Criswell, a single person

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 35: NW/4

CTIC-16002710-70:

KEITH HIGHTOWER, a single man

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 26: E/2

CTIC-16002710-71:

KENNETH W. MASSEY AND W. LADEAN MASSEY

FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 17: SE/4

Section 20: NE/4

CTIC-16002710-71:

KERRY W. VICTOR and DEBORAH SUE VICTOR

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Tract 1:

Section 7: NE/4

Tract 2:

Section 8: A tract of land in the Northwest Quarter (NW/4) of said Section 8, described as follows: Beginning at a point on the North line of Section 8, which is 1187.5 feet West of the North Quarter (N/4) corner of said Section 8;

thence West 500 feet,

thence S 2°28’ West, 500 feet,

thence East 500 feet,

thence N 2°28’ East, 500 feet to the point of beginning,

Schedule D-201

LESS AND EXCEPT a strip 60 feet wide across the North end which is used as a right of way for State Highway No. 235.

CTIC-16002710-73:

KRIS K. KING AND ANDREA L. KING, husband and wife

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 12:

TRACT 1:

A tract of land out of the Southwest Quarter (SW/4) of Section 12, T5S, R36E, NMPM, Roosevelt County, New Mexico, being more particularly described as follows: Beginning at a point 1020 feet East of the Southwest corner of the Southwest Quarter of the Said Section 12, on the Center line of State Highway No. 321 (formerly No. 54);

thence North parallel with the West line of said Section, a distance of 500 feet to a point;

thence East parallel with the South line of said Section a distance of 871.2 feet to a point;

thence South, parallel with the West line of said Section, a distance of 500 feet to the center line of State Highway No. 321 (formerly No. 54), being the South line of said Section;

thence West along the South line of said Section, being the center line of State Highway No. 321 (formerly No. 54) a distance of 871.2 feet to the point of beginning.

TRACT 2:

A tract of land out of the Southwest Quarter of Section 12, T5S, R36E, NMPM, Roosevelt County, New Mexico, more particularly described as:

Beginning at a point 1891.2 feet N 89°48’15” E, of the Southwest corner of said Section 12;

thence, North parallel with the West line of said section, a distance of 583.00 feet;

thence, N 89°48’15” E, parallel with South line of said Section 12, a distance of 748.8 feet;

thence, South parallel with the West line of said Section 12, a distance of 583.00 feet;

thence, S 89°48’15” W, along the South line of said Section 12, a distance of 748.8 feet to the point of beginning;

CTIC-16002710-74:

LATRELLE ROSS MASSEY

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 2: SE/4

CTIC-16002710-75:

LaVerne Lee, Trustee of the LaVerne Lee Revocable Trust Agreement dated December 10, 2012

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 2: S/2

Section 3: SE/4

CTIC-16002710-76:

Elton L. Brown and Lavon M. Brown, Trustees of the E.L. Brown Family Trust Dated June 1, 2006

Township Three (3) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 24: SE/4

Schedule D-202

Section 25: NE/4

Township Three (3) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 30: N/2

Section 31: SW/4SE/4, S/2SW/4, LESS AND EXCEPT the Southwest Quarter of the Southwest Quarter (SW/4SW/4) aka SW/4 of Lot 4,

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 6: W/2E/2

CTIC-16002710-77:

MICHAEL DALE CLARK AKA MIKE D. CLARK AND THELMA ANN CLARK AKA T. ANN CLARK, HUSBAND AND WIFE

Township Four (4) South, Range Thirty-Seven (37) East, NMPM, Roosevelt County, New Mexico:

Section 19: ALL

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 30: SW/4, LESS AND EXCEPT two acres, more or less, in the Southwest corner thereof more fully described as beginning at the Southwest corner of the Southwest Quarter (SW/4) of said Section 30, thence North 70 yards, thence East 140 yards, thence South 70 yards, thence West 140 yards to the point of beginning, heretofore conveyed for graveyard purposes.

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 11: A tract of land in the East Half (E/2) being described as follows:

BEGINNING at a found spike for the Northeast corner of said East Half of Section 11;

thence S 00°46’27” E, along the East line of said East Half of Section 11, a distance of 2711.69 feet to found rebar;

thence S 89°08’40” W, a distance of 300.35 feet to a found rebar with Pendergraft cap;

thence S 00°45’48” E and along an existing fence, a distance of 2055.35 feet to a set rebar;

thence S 89°39’00” W and along an existing fence line, a distance of 909.78 feet to a set rebar;

thence S 00°23’01” E, a distance of 283.37 feet to a set rebar;

thence S 89°38’13” W along an existing fence line, a distance of 1110.15 feet to a found rebar with Lydick cap;

thence S 00°31’33” E along an existing fence line, a distance of 225.02 feet to a found rebar;

thence S 83°27’38” W along an existing fence line, a distance of 30.39 feet;

thence N 00°34’38” W, a distance of 581.26 feet;

thence S 89°31’10” W, a distance of 299.29 feet to a found rebar with Pendergraft cap, said point being on the West line of said East Half;

thence N 00°32’38” W along said West line of the East Half of Section 11, a distance of 4647.31 feet to a found nail and Pendergraft washer in a fence post;

thence N 88°28 ‘58” E along the North line of said half of Section 11, a distance of 2632.58 feet to the point and place of beginning.

CTIC-16002710-78:

TERESA M. NANCE, A WIDOW

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 31: S/2

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 6: SE/4, Lots 1, 2, 3, and 4, S/2N/2

Schedule D-203

Section 7: SW/4, W/2SE/4, E/2SE/4 and N/2

Section 8: NW/4 and SW/4

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 12: S/2SE/4, N/2SE/4, NE/4, LESS AND EXCEPT 4 tracts of land described as follows:

TRACT 1:

A tract of land in the South Half of the Southeast Quarter (S/2SE/4), being described as follows: Beginning at a point 1327.4 feet North and 1928.0 feet East of the Southwest corner of the SE/4 of said Section 12, Township 5 South, Range 36 East;

thence South, a distance of 334 feet;

thence North 89°56’ East, a distance of 718 feet;

thence North, a distance of 334 feet;

thence South 89°56’ West, a distance of 718 feet to the point of beginning.

TRACT 2:

A tract in the E/2 of Section 12, T5S, R36E, described as follows: Beginning at a point 2656.8’ North and 870’ East of the South Quarter (S/4) corner of said Section 12, this point is in an East-West power line and 30.4’ East of a pole;

thence, North, 1284.6’;

thence, N89°53’E, 1280.0’ along a fence;

thence, S02°08’E, 1293.7’ along a fence;

thence, N89°56’E, 136.7’;

thence, South, 74.0’;

thence N89°56’E, 311.0’ to a county road;

thence, South, 1256.0’ along the road;

thence, S89°56’W, 718.0’;

thence, North, 1330.0’;

thence, S89°56’W, 1058.0’ to the point of beginning.

TRACT 3:

A tract in the South 3/4 of the East 1⁄2 of Section 12, Township Five (5) South, Range Thirty-six (36) East, described as follows: Beginning at a point on the East line of Section 12, which is 3924.9 feet North of the Southeast corner of the Section and in a county road;

thence, South, 1367.4 feet along the section line;

thence, S 89°55’W, 310.4 feet along a fence;

thence, North, 74.0 feet;

thence S 89°45’W, 136.7 feet;

thence N 02°09’W, 1295.1 feet along a fence;

thence S 89°59’E, 495.6 feet to the point of beginning.

TRACT 4:

A tract in the South 3/4 of the East 1⁄2 of Section 12, Township Five (5) South, Range Thirty-six (36) East, described as follows: Beginning at the South Quarter (S/4) corner of Section 12, a spike in the center of New Mexico Highway 321;

thence, North, 3934.1 feet along a fence;

thence N 89°34’E, 869.7 feet along a fence;

thence S 00°02’E, 1284.7 feet along a fence;

thence N 89°55’E, 1057.6 feet;

thence South, 1633.9 feet along a fence;

thence N 89°55’E, 717.4 feet to the East line of Section 12, in the center of a county road;

thence South, 997.6 feet to the Southeast corner of Section 12;

thence S 89°25’W, 2645.7 feet along the South line of Section 12, in the centerline of New Mexico Highway 321 to the point of beginning.

Schedule D-204

CTIC-16002710-79:

NATHAN G. MASSEY aka GENE MASSEY and LATRELLE ROSS MASSEY, husband and wife

TOWNSHIP THREE (3) SOUTH, RANGE, THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 36: N/2, SE/4

TOWNSHIP FOUR (4) SOUTH, RANGE, THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 2: NE/4

CTIC-16002710-80:

R & F INVESTMENTS, LLC, A NEW MEXICO LIMITED LIABILITY COMPANY

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 3: A tract of land in the Southeast Quarter (SE/4) of said Section 3, being described as follows: Beginning at the SE Corner of said SE/4 of Section 3;

thence N 88°55’07” W, along the South line of said SE/4 of Section 3, a distance of 1095.30 feet;

thence N 02°45’07” W, 1802.12 feet;

thence S 45°04’29” E, 114.48 feet.

thence S 51°46’50” E, 374.94 feet;

thence S 58°07’23” E, 570.54 feet;

thence S 62°06’20” E, 176.47 feet;

thence S 65°50’18” E, 198.49 feet to a point on the East line of said SE/4 of Section 3;

thence S 00°51’15” W, along said East line of the SE/4 of Section 3, a distance of 1042.92 feet to the point and place of beginning.

CTIC-16002710-81:

Rodney L. Thetford and Frances L. Thetford, Trustees of the Rodney L. Thetford and Frances L. Thetford Revocable Trust

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 28: NE/4

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 2: W/2

Section 3: The South Half of the South Half of the Northeast Quarter (S/2S/2NE4) and The Southeast Quarter (SE/4) LESS AND EXCEPT a tract of land in said SE/4 of Section 3, being described as follows: Beginning at the SE Corner of said SE/4 of Section 3, T4S, R35E;

thence N88°55’07” W, along the South line of said SE/4 of Section 3, a distance of 1095.30 feet;

thence N02°45’07” W, 1802.12 feet;

thence S45°04’29” E, 114.48 feet.

thence S51°46’50” E, 374.94 feet;

thence S58°07’23” E, 570.54 feet;

thence S62°06’20” E, 176.47 feet;

thence S65°50’18” E, 198.49 feet to a point on the East line of said SE/4 of Section 3;

Schedule D-205

thence S00°51’15” W, along said East line of the SE/4 of Section 3, a distance of 1042.92 feet to the point and place of beginning.

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 11: S/2SW/4

Section 15: E/2 LESS AND EXCEPT a tract of land beginning at the Northeast Corner of said Section 15;

thence West, along the North boundary of Section 15, a distance of 295.152 feet (17.888 rods);

thence South, a distance of 442. 728 feet (26.832 rods);

thence East, a distance of 295.152 feet (17.888 rods);

thence North, along the East boundary of Section 15, a distance of 442.728 feet (26.832 rods), to the point and place of beginning.

CTIC-16002710-82:

Ronald K. Dickson, Trustee of the Ronald K. Dickson Living Trust Dated March 18, 2013

Township Four (4) South, Range Thirty-Seven (37) East, NMPM, Roosevelt County, New Mexico:

Section 17: NW/4

CTIC-16002710-83:

RUSH CATTLE COMPANY LLC, a New Mexico limited liability company

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 19: NW/4

CTIC-16002710-84:

Tract #1: Matt Rush, and Katy Walker Rush, husband and wife, as to a 1/2 interest; and Bill Rush and Maureen Rush, husband and wife, as to an undivided 1/2 interest: Tract #2: Matt Rush and Katy Walker Rush, husband and wife, as to an undivided 1/2 interest and Bill Rush and Maureen Rush, husband and wife, as to an undivided 1/2 interest. Tract #3: Billy P. Rush aka Bill Rush, a married person dealing in his sole and separate property

Tract 1:

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 25: ALL LESS AND EXCEPT the South 40 acres (S 40 ac.) of the Southwest Quarter (SW4) of said Section 25.

Tract #2:

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 25: The South 40 acres (S 40 ac.) of the Southwest Quarter (SW4) of said Section 25, LESS AND EXCEPT a tract of land in the SW/4 of said Section 25, more fully described as follows: Beginning at a point on the South side of said Section 25, which is 1129 feet East of the Southwest Corner of said Section 25, thence North 390 feet, thence East 501 feet, thence South 390 feet, thence West 501 feet to the point of beginning. AND LESS AND EXCEPT a tract of land in the Southwest Quarter (SW/4) of said Section 25, more fully described as beginning at a point on the South line of said Section 25, and said point being S89°41’50” E, a distance of 1129.0 feet from the Southwest corner of said Section 25; thence N 0°20’12’E, a distance of 390.0 feet; thence N 89°41’50” W, along an existing fence line, a distance of 57.8 feet to an existing fence corner; thence S 0°13’07” W, along an existing fence line, a distance of 390.17 feet to a point on the South line of Section 25; thence S 89°41’50” E, along the South line of Section 25, a distance of 57.0 feet to the point and place of beginning.

Schedule D-206

TRACT 3:

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 25: A tract of land in the SW/4 of said Section 25, more fully described as follows: Beginning at a point on the South side of said Section 25, which is 1129 feet East of the Southwest Corner of said Section 25, thence North 390 feet, thence East 501 feet, thence South 390 feet, thence West 501 feet to the point of beginning. AND:

A tract of land in the Southwest Quarter (SW/4) of said Section 25, more fully described as beginning at a point on the South line of said Section 25, and said point being S89°41’50“E, a distance of 1129.0 feet from the Southwest corner of said Section 25; thence N 0°20’12” E, a distance of 390.0 feet; thence N 89°41’50” W, along an existing fence line, a distance of 57.8 feet to an existing fence corner; thence S 0°13’07” W, along an existing fence line, a distance of 390.17 feet to a point on the South line of Section 25; thence S 89°41’50” E, along the South line of Section 25, a distance of 57.0 feet to the point and place of beginning.

CTIC-16002710-85:

Sherribob Keeling Revocable Living Trust Agreement Dated May 2, 2017

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 35: W/2, SE/4, S/2NE/4

Township Six (6) South, Range Thirty-Seven (37) East, NMPM, Roosevelt County, New Mexico:

Section 2: Lots 3 & 4 less and except the N 300’

Section 3: Lots 1 & 2

Section 10: N/2NE/4

Section 11: N/2NW/4

CTIC-16002710-86:

Fee Owner(s): TERRY D. VARNELL AND JIMMIE LOU VARNELL, TRUSTEES OF THE TERRY D. VARNELL AND JIMMIE LOU VARNELL REVOCABLE LIVING TRUST DATED APRIL 21, 1994

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 1: SW/4

CTIC-16002710-87:

TEXAS L. BELCHER, AN UNMARRIED PERSON

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 12: SE/4, SE/4SW/4, and A tract in the Northeast Quarter (NE/4) of Section Twelve (12), Township Four (4) South, Range Thirty-six (36) East, NMPM, Roosevelt County, New Mexico described as: Beginning 49.6 rods North of the Southeast corner of the Northeast Quarter of Section as:

Thence, West 130 rods;

Thence, North 27.7 rods;

Thence, East 130 rods;

Thence, South 27.7 rods to the point of beginning.

Being the same property described in that Warranty Deed executed by Lillian Erline Locke Ward, dealing in her sole and separate estate to Frank Greathouse, recorded in Book 98, page 120, Deed Records Roosevelt County, New Mexico, and that inventory recorded as a part of District Court of Roosevelt county, State of New Mexico proceeding No. 79-PB-09, In the Matter of the Estate of B. Frank Greathouse a/k/a Frank Greathouse.

Section 22: N/2

Schedule D-207

Section 11: SE/4, N/2SW/4, N/2 LESS AND EXCEPT a tract in the Northeast corner of Section 11 described as: Beginning at the Northeast Corner of Section 11,

Thence, S00°09’W, 725.6 feet along the center of County Road AO195;

Thence, West, 1573.9 feet to a fence;

Thence, N00°21’ W, 725.6 feet along the fence to the section line in New Mexico Highway #235;

Thence, East, 1580.3 feet along the section line in the center of New Mexico #235 to the point of beginning.

AND: LESS AND EXCEPT a tract of land in the East Half (E/2) Section Eleven (11), Township Four South (T4S), Range Thirty-six East (R36E), Roosevelt County, New Mexico being described as follows: Beginning at a point 726.23 feet South and 502.19 feet N89°52’20” W, from the Northeast corner of said Section 11, T4S, R36E.

Thence N89°52’20” W along an existing fence line a distance of 1072.13 feet.

Thence S0°32’46” E along an existing fence line a distance of 1897.93 feet.

Thence S89°50’40” E along an existing fence line a distance of 683.08 feet.

Thence S0°05’52” E along an existing fence line a distance of 1308.25 feet.

Thence N89°10’15” E along an existing fence line 871.32 feet to a point on the east line of said Section 11.

Thence North along said East Section line a distance of 1910.0 feet.

Thence S89°31’24” W along an existing fence line a distance of 572.69 feet.

Thence N0°42’03” E along an existing fence line a distance of 849.35 feet.

Thence S87°05’38” E along an existing fence line a distance of 13.19 feet.

Thence N0°15’03” E along an existing fence line a distance of 438.75 feet to the point of beginning.

Township Four (4) South, Range Thirty-Seven (37) East, NMPM, Roosevelt County, New Mexico:

Section 18: NW/4, SW/4

Section 13, T4S, R36E; and Section 18, T4S, R37E:

N/2 and A parcel of land in the South Half (S/2) of Section 13, T4S, R36E, NMPM, and the Southwest Quarter (SW/4) of Section 18, T4S, R37E, NMPM, Roosevelt County, New Mexico, being more particularly described as follows:

Beginning at corner 1, the NW corner of the herein-described parcel whence the NW corner of Section 13 bears N 31°13’49” W, a distance of 3098.23 feet;

thence N 89°44’21” E, a distance if 3649.32 feet to corner 2, the East 1/4 corner of said Section 13;

thence S00°02’03” W, a distance of 62.73 feet to corner 3, the West 1/4 corner of said Section 18;

thence S 89°43’14” E, a distance of 2638.28 feet to corner 4, the NE corner of the herein-described parcel and the Center 1/4 corner of said Section 18;

thence S 00°06’46” E, a distance of 2621.39 feet to corner 5, the SE corner;

thence N 89°45’32” W, a distance of 2645.00 feet to corner 6;

thence N 00°02’03” E, a distance of 30.38 feet to corner 7;

thence S 89°43’38” W, a distance of 33.49 feet to corner 8;

thence N 00°06’44” W, a distance of 1402.94 feet to corner 9;

thence S 89°39’57” W, a distance of 2600.38 feet to corner 10;

thence S 00°06’27” W, a distance of 345.32 feet to corner 11;

thence S 89°33’36” W, a distance of 978.37 feet to corner 12; the SW corner of the herein-described parcel;

thence N 01°08’51” W, a distance of 1604.41 feet to corner 1, the point of beginning.

CTIC-16002710-88:

TOM P. CLARK and KAREN E. CLARK, husband and wife

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 30: N/2

Schedule D-208

CTIC-16002710-89:

Twila M. Flen, Trustee of the Flen Family Irrevocable Trust dated April 23, 2004

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 8: NW/4 LESS AND EXCEPT a tract beginning at a point on the North line of said Section 8, which is 1187.5 feet West of the North Quarter corner, thence West 500 feet, thence S 2°28’W, 500 feet, thence East 500 feet, thence N 2°28’E, 500 feet to the point of beginning, and LESS AND EXCEPT a strip 60 feet wide across the north end which is used as a right of way for NM Highway 235.

CTIC-16002710-90:

DEBRA HARGROVE AND MICKEY HARGROVE, wife and husband

Tract #1:

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 25: SW/4 LESS AND EXCEPT two (2) tracts of land, said tracts being described as follows;

A tract in Section 25 beginning at a point on the east right of way line of New Mexico highway #116 which is Fifty Feet (50’) east of the southwest corner of Section 25;

thence, N 00°00’ W, 142.1 feet along the right of way line;

thence, N 90°00’ E, 224.0 feet;

thence, N 00°00’ E, 389.1 feet;

thence, N 90°00’ E, 90.7 feet;

thence, S 00°00’W, 531.2 feet to the south line of Section25;

thence S 90°00’ W, 314.7 feet to the point of beginning;

AND:

A tract in the West Half of the Southwest Quarter of the Southwest Quarter (W/2SW/4SW/4), Section 25, better described as: Beginning at a point on the right of way line of State Highway 116 which is 142.2 feet north and 50 feet east of the spike marking the southwest corner of said 25;

thence, N 389 feet;

thence, E 224 feet;

thence, S 389 feet;

thence, W 224 feet to the point of beginning.

CTIC-16002710-92:

REX WEIR AND MARTHA WEIR, HUSBAND AND WIFE

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 36: ALL

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 20: S/2

Section 29: NW/4

Township Six (6) South, Range Thirty-Seven (37) East, NMPM, Roosevelt County, New Mexico:

Section 2: Lots 1 & 2

Section 11: NE/4, N/2SE/4

CTIC-16002710-93:

Clarence Locke and Carolyn Locke, Trustees of the Locke Family Trust dated October 28, 2008

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 12: NW/4SW/4

Schedule D-209

AND:

Section 12: A tract in the Northeast Quarter (NE/4) of Section Twelve (12) in Township Four (4) South, Range Thirty-six (36) East, N.M.P.M., Roosevelt County, New Mexico, beginning at a point on the East line of said NE/4 of said Section 12, 77.3 rods North of the Southeast corner of said NE/4; thence West 130 rods, thence North 27.7 rods, thence East 130 rods, thence South 27.7 rods to the point of beginning

CTIC-16002710-95:

Darrell Caviness and Paula Caviness, Trustees of the Darrell Caviness and Paula Caviness Revocable Trust dated December 14, 2007, as Amended and restated November 13, 2015

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 18: All LESS AND EXCEPT A tract of land in the Northeast Quarter (NE/4) of said Section 18, T5S, R37E, NMPM, Roosevelt County, New Mexico, being described as follows:

Beginning at a point being 1199.5 feet N 89°50’42” W, of the Northeast corner of

Section 18, T5S, R37E;

thence, S 00°09’19” W, a distance of 180.8 feet;

thence, S 88°38’49” W, a distance of 348.1 feet;

thence, N 00°09’14” W, a distance of 190.0 feet to a point on the North line of Section 18;

thence, S 89°50’42” E, along the North line of Section 18, a distance of 348.0 feet to the point and place of beginning.

Section 19: N/2NE/4

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 21: W/2, W/2E/2, W/2E/2E/2

CTIC-16002710-96:

Martha Nell Armstrong, a single person

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 28: NE/4NE/4

CTIC-16002710-97:

Woodie Wendel Armstrong

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 30: S/2

CTIC-16002710-99:

LaVonne Elizabeth Coke , a widow, the surviving joint tenant of Arlin R. Coke, deceased

Township Five (5) South, Range Thirty-Four (34) East, NMPM, Roosevelt County, New Mexico:

Section 25: NE/4

CTIC-16002710-100:

KENNETH D. COX, TRUSTEE OF THE COX FAMILY IRREVOCABLE TRUST DATED DECEMBER 22, 2015

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County. New Mexico:

Section 34: All

Schedule D-210

Township Six (6) South, Range Thirty-Six (36) East, NMPM, Roosevelt County. New Mexico:

Section 9: NE/4, S/2NW/4, NE/4NW/4

Section 4: Lots 1, 2, 3

CTIC-16002710-101:

KENNETH COX and DEBRA COX, husband and wife

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 26: SW/4

CTIC-16002710-102:

KENNETH D. COX, a married person dealing in his sole and separate property

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 21: W/2

Section 35: NE/4

CTIC-16002710-103:

CROSS DOUBLE BAR, LLC, A NEW MEXICO LIMITED LIABILITY COMPANY

Township Four (4) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 12: NE/4 LESS AND EXCEPT the East Thirty (30) Acres thereof, being described as follows: Beginning at a point on the North line of said Section 12, T4S, R35E being 495.85 feet S89°43’38” W from the Northeast corner of said Section 12;

thence S 00°01’16” W, parallel to the East line of said Section 12, a distance of 2636.67 feet;

thence N 89°31’20” W, 2235.59 feet to the Southwest corner of said Northeast Quarter of Section 12;

thence N 00°31’45” E, 2644.90 feet to the Northwest corner of said Northeast Quarter of Section 12;

thence N 89°43’38” E, along said North line, a distance of 2212.07 feet to the point of beginning.

CTIC-16002710-104:

TY ZANE DUNCAN, a married person

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 15: W/2

CTIC-16002710-105:

VICKI LYNN DONAGHEY, Successor Trustee of the JOY GARDNER LIVING TRUST DATED APRIL 4, 1994

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 33: All

CTIC-16002710-108:

BOBBY GRESHAM and DOROTHY GRESHAM, TRUSTEES OF THE GRESHAM FAMILY LIVING TRUST DATED JULY 19, 2001

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 17: NW/4

Schedule D-211

CTIC-16002710-109:

Bobby Gresham and Dorothy Gresham, Trustees of the Gresham Family Living Trust dated July 19, 2001; and Shane Lee and Karla Lee, husband and wife

Township Three (3) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 35: E/2

CTIC-16002710-111:

James W. McCormack, a widower, the surviving joint tenant of Mary L. McCormack, deceased

Township Three (3) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 25: SE/4

Township Three (3) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 30: S/2

Section 31: N/2

CTIC-16002710-112:

WANDA KAY MCCORMACK, A MARRIED PERSON DEALING IN HER SEPARATE ESTATE

TOWNSHIP SIX (6) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 3: Lot 4

Section 9: S/2

Section 10: NW/4NW/4, S/2NW/4, SW/4, SW/4NE/4, W/2SE/4, SE/4SE/4

CTIC-16002710-113:

Fred E. Patterson and Laveta Patterson, his wife

Township Five (5) South, Range Thirty-Four (34) East, NMPM, Roosevelt County, New Mexico:

Section 36: E/2E/2

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 31: Lots 1 & 2 & E/2NW/4

CTIC-16002710-113:

Cloy L. Seefeld and Betty M. Seefeld, Co-Trustees of the Seefeld Family Trust dated March 6, 1992

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 21: E/2E/2E/2

Section 22: NW/4

CTIC-16002710-117:

BILLIE MAE TOLLETT, A WIDOW; ZERLINA TOLLETT SHAFER AND MARVIN BURCK TOLLETT; AND BRYAN TOLLETT, AS THE SOLE HEIR OF EDGAR HUGH AND JEAN TOLLETT, BOTH DECEASED

Township Four (4) South, Range Thirty-Seven (37) East, NMPM, Roosevelt County, New Mexico:

Section 7: W/2

Schedule D-212

CTIC-16002710-118:

Fee Owner(s): HOUSTON WALL and TASHA WALL, husband and wife

Township Six (6) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 11: E/2, SW/4, S/2NW/4

Section 12: S/2SW/4

CTIC-16002710-119:

Fee Owner(s): HOUSTON WALL AND TASHA WALL, HUSBAND AND WIFE

TOWNSHIP SIX (6) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 10: NE/4SE/4, SE/4NE/4

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 1: N/2

Section 32: All LESS AND EXCEPT a tract in the Northwest Quarter (NW/4), being described as follows:

Beginning at the Northwest corner of said Section 32, which is marked with a #4 bar and cap;

Thence, N 89°37’55” E, 571.9 feet along the section line to a set #4 bar and cap L.S. #12652;

Thence, S 00°07’59” W, 1579.5 feet along a fence to a set #4 bar and cap L.S. #12652;

Thence, N 88°53’53” W, 549.9 feet along a fence to a set #4 bar and cap L.S. #12652 on the West line of the section in the centerline of South Roosevelt Road J;

Thence, N 00°40’24” W, 1565.3 feet along the section line to the point of beginning.

Section 34: All

CTIC-16002710-124:

Fee Owner(s): Mickey Burkett and Alicia Burkett, husband and wife

Township Four (4) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 22: SW/4 LESS AND EXCEPT a tract of land in the Southwest Quarter (SW/4) of Section 22, T4S, R36E, NMPM, Roosevelt County, New Mexico, and being described as follows: Beginning at a point being the Southwest corner of said Section 22, T4S, R36E;

thence North, along the West line of said Section 22, a distance of 1673.93 feet;

thence N 89°41’15” E, 550.37 feet;

thence, S 3°36’57” W, 1677.85 feet to a point on the South line of Section 22;

thence, S 89°41’15” W, along the South line of Section 22, a distance of 444.55 feet to the point and place of beginning.

Section 34: NW/4

CTIC-16002710-126:

Fee Owner(s): Bobby J. Carmichael, a married person dealing in his sole and separate property

Township Five (5) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 27: S/2

Section 28: SW/4, E/2 LESS AND EXCEPT a tract of land in the East Half (E/2) of said Section 28, being described as follows:

Beginning at the Southeast corner of said East Half (E/2) of Section 28;

thence, North, along the east line of said Section 28, a distance of 727.65 feet to a point on said East Section line;

Schedule D-213

thence, S 89°07’53” W, 927.31 feet to an existing fence corner;

thence, N 36°21’57” W, along an existing fence line, a distance of 1129.78 feet to an existing fence corner;

thence, N 0°07’36” E, along an existing fence line, a distance of 1134.68 feet to an existing fence corner;

thence, N 43°17’14” W, along an existing fence line, a distance of 200.74 feet to an existing fence corner;

thence, N 0°28’56” W, along an existing fence line a distance of 1059.52 feet to an existing fence corner;

thence, N 87°52’02” W, along an existing fence line, a distance of 988.94 feet to a point on the West line of the said East Half of Section 28;

thence, S 0°02’16” E, along said West line of the East Half of Section 28, a distance of 3966.23 feet to the South Quarter (S/4) corner of said Section 28;

thence, S 89°16’52” E, along said south Section line, a distance of 2727.0 feet to the point and place of beginning;

Township Five (5) South, Range Thirty-Six (36) East, NMPM, Roosevelt County, New Mexico:

Section 30: N/2

CTIC-16002710-131:

Fee Owner(s): SCOTT CHRISTENSEN and JANE CHRISTENSEN, TRUSTEES OF THE SCOTT CHRISTENSEN AND JANE CHRISTENSEN REVOCABLE LIVING TRUST

Township Three (3) South, Range Thirty-Five (35) East, NMPM, Roosevelt County, New Mexico:

Section 33: NE/4 and A tract of land in the Southeast Quarter (SE/4) being described as follows: Beginning at the Center corner of said Section 33;

thence, S 00°25’37” W, along the West line of the Southeast Quarter (SE/4) of Section 33, a distance of 5.4 feet;

thence, N 89°51’ E, a distance of 2664.58 feet to a point on the East line of said Section 33,

thence, N 00°46’01” E, a distance of 20.0 feet to the East quarter corner of Section 33;

thence, S 89°50’05” W, along the North line of the Southeast Quarter (SE/4) of Section 33, a distance of 2664.8 feet to the point of beginning.

AND:

Section 34: NW/4

CTIC-16002710-133:

Fee Owner(s): DONALD RAY CLARK AND MELVA CLARK, HUSBAND AND WIFE

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 31: N/2S/2 and SE/4SE/4

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 6: E/2E/2

CTIC-16002710-134:

Fee Owner(s): KAY DAVIS

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 4: S/2, NW/4

Section 5: All

Section 9: All

Schedule D-214

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 32: SW/4, S/2SE/4, NW/4SE/4

CTIC-16002710-135:

Fee Owner(s): THE VILLAGE OF DORA, a Municipal corporation

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 30: E/2SW/4, E/2 of Lots 3 & 4

CTIC-16002710-137:

Fee Owner(s): DONALD D. FIELD AND MARLA VANNETT FIELD, husband and wife; and DONALD D. FIELD, a married person dealing in his sole and separate property

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 29: S/2

CTIC-16002710-138:

Fee Owner(s): MAURICE FORD AND SANDRA FORD, husband and wife

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 22: SW/4

CTIC-16002710-139:

Fee Owner(s): TRAVIS D. FOSTER AND JANELLE S. FOSTER, husband and wife

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 24: E/2, SW/4

Section 33: NE/4

CTIC-16002710-141:

Fee Owner(s): Ray Gardner, a single person; Olin Gardner, a married person dealing in his sole and separate; the Estate of Sue Potter, deceased; Mark Gardner and Janice Lynn Gardner, husband and wife; Bill Gardner, a married person dealing in his sole and separate; & Joe Gardner, a married person dealing in his sole and separate property

TOWNSHIP FOUR (4) SOUTH, THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 21: E/2, NW/4 LESS AND EXCEPT a tract of land in the Southeast Quarter beginning at the Southeast corner of Section (21);

Thence, N 88°51’26” W, along the south line of Section 21, a distance of 2642.17 feet to the South Quarter (S/4) corner of Section 21;

Thence, N 00°01’05” E, along the Quarter Section line of Section 21, a distance of 2291.73 feet;

Thence S 88°59’44” E, a distance of 2650.25 feet to a point on the East line of Section 21;

Thence S 00°13’21” W, along the East line of Section 21, a distance of 2297.97 feet to the Point of beginning

Schedule D-215

CTIC-16002710-142:

Fee Owner(s): APRIL GOBER, a widow

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 23: W/2, NE/4

CTIC-16002710-143:

Fee Owner(s): Horn Farms, LLC. A New Mexico limited liability company

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 31: All

CTIC-16002710-144:

Fee Owner(s): HORN FARMS, LLC, A NEW MEXICO LIMITED LIABILITY COMPANY

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 19: S/2

CTIC-16002710-146:

RICKY GRESHAM, a single person

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 24: North Half (N/2), Southwest Quarter (SW/4)

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 18: All

Section 19: All

CTIC-16002710-147:

Fee Owner(s): Kaare Haddeland aka Karre Haddeland and Kathryn Haddeland, husband and wife

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 11: NW/4

Section 14: NW/4

CTIC-16002710-148:

Fee Owner(s): BARRY HAYS and KOLETTA HAYS, husband and wife

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 19: NE/4

Schedule D-216

CTIC-16002710-149:

Fee Owner(s): LEON MUSICK, a married person dealing in his sole and separate property

SURFACE AND SURFACE ESTATE ONLY IN AND TO:

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 4: Lots 1 and 2, S/2NE/4, S/2

Section 5: S/2

Section 9: W/2

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FOUR (34) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 24: The Southwest Quarter (SW/4) LESS AND EXCEPT a tract beginning at the Southeast Corner of said Southwest Quarter (SW/4); thence North 460 feet; thence West 490 feet; thence, South 460 feet; thence East 490 feet to the point and place of beginning and LESS AND EXCEPT a strip of land forty feet wide off of the West side of the Southwest quarter;

CTIC-16002710-150:

Fee Owner(s): BLAKE INGE and SUE INGE, husband and wife

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 35: S/2

TOWNSHIP SIX (6) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 2: Lots 3 & 4

Section 3: Lots 1, 2 & 3

Section 10: N/2NE/4, NE/4NW/4

Section 11: N/2NW/4

CTIC-16002710-151:

Fee Owner(s): LAQUEDA CHAVES, an unmarried person subject to the contract purchasers’ interest of DOMINICK ITZI and HARRIETTE ITZI, husband and wife

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 22: A tract of land in the Southwest Quarter (SW/4) of Section 22, T4S, R36E described as follows:

Beginning at a point being the Southwest corner of said Section 22, T4S, R36E;

thence, North, along the West line of said Section 22, a distance of 1673.93 feet;

thence, N 89°41’15” E, 550.37 feet;

thence, S 3°36’57” W, 1677.85 feet to a point on the South line of Section 22;

thence, S 89°41’15 W, along the South line of Section 22, a distance of 444.55 feet to the point and place of beginning.

CTIC-16002710-152:

Fee Owner(s): GLORIA RUTH ECHOLS JOHNSON, TRUSTEE OF THE ROBERT LEE JOHNSON ESTATE TRUST

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 1: SE/4

Schedule D-217

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 6: SW/4

CTIC-16002710-154:

Fee Owner(s): Doris Cryer, a married person dealing in her sole and separate property

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 23: NW/4

CTIC-16002710-156:

Fee Owner(s): CLAYTON G. BLEVINS, a single person

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 25: SW/4

CTIC-16002710-157:

Fee Owner(s): GERALD THOMAS BURNETTE a/k/a GARY T. BURNETTE and TONIA E. BURNETTE, each as his or her sole and separate property

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 10: NE/4 LESS AND EXCEPT a tract of land lying and being situated in the North Half of the North Half of the Northeast Quarter (N/2N/2NE/4) of Section 10, T4S, R36E, NMPM, Roosevelt County, New Mexico, said tract being a part of State Highway 236 taken by condemnation pursuant to Roosevelt County District Cause No. 5374, filed on February 25, 1950.

CTIC-16002710-158:

Fee Owner(s): CAUSEY LAND & DAIRY, LLC, a New Mexico limited liability company

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 11: A tract of land in the Southwest (SW) corner of the East Half (E/2) of said Section 11, more fully described as follows:

Beginning at the South Quarter Corner of Section 11, which is 2654.3 feet West of the Southeast (SE) corner;

thence, N 0°14’W, 726.0 feet along the fence;

thence, S 89°39’E, 300.0 feet;

thence, S 0°14’E, 581.0 feet;

thence, N 89°39’ W, 270.0 feet;

thence, S 00°14’E, 146.0 feet to the section line;

thence, N 89°36’W. 30.0 feet to the point of beginning;

LESS AND EXCEPT a tract of land in the Southwest Quarter of the Southwest Quarter of the Southeast Quarter (SW/4SW/4SE/4) of said Section 11, more fully described as follows: Beginning at the South Quarter (S/4) corner of said Section 11, which is 2654.3 feet West of the Southeast corner of said Section;

thence, N 0°14’ W, 145.0 feet, along the fence;

thence, S 89°36’ E, 30.0 feet;

thence, S 0°14’ E, 145.0 feet to the section line;

Schedule D-218

thence, N 89°36’ W, 30.0 feet to the point of beginning;

Section 12: A tract in the East Half of said Section 12, more fully described as follows: Beginning at a point 2656.8’ North and 870’ East of the South Quarter corner of said Section 12, this point is in an East-West power line and 30.4’ East of a pole;

thence North, 1284.6 feet;

thence N89°53’E, 1280.0 feet along a fence;

thence S02°08’E, 1293.7 feet along a fence;

thence N89°56’E, 136.7

thence South, 74.0 feet;

thence N89°56’E, 311.0 feet to a county road;

thence South, 1256.0 feet along the road;

thence S89°56’W, 718.0 feet;

thence North, 1330.0 feet;

thence S89°56’W, 1058.0 feet to the point of beginning;

AND:

Section 12: A tract of land out of the South Half of the Southeast Quarter of said Section 12, more fully described as follows: Beginning at a point 1327.4 feet North and 1928.0 feet East of the Southwest corner of the Southeast Quarter of said Section 12;

thence South, a distance of 334 feet,

thence N89°56’ East, a distance of 718 feet,

thence North, a distance of 334 feet,

thence S89°56’ West, a distance of 718 feet to the point of beginning;

AND:

Section 12: A tract in the South 3/4 of the East 1⁄2 of Section 12, more fully described as follows: Beginning at the south Quarter corner of Section 12 a spike in the center of New Mexico Highway 321;

thence, North, 3934.1 feet along a fence;

thence, N89°34’E, 869.7 feet along a fence;

thence S00°02’E, 1284.7 feet along a fence;

thence N89°55’E, 1057.6 feet;

thence, South, 1633.9 feet along a fence;

thence, N89°55’E, 717.4 feet to the East line of Section 12 to the center of a county road;

thence. South, 997.6 feet to the Southeast corner of Section 12;

thence, S89°25’W, 2645.7 feet along the South line of Section 12 in the centerline of New Mexico Highway 321 to the point of beginning;

AND:

Section 12: A tract in the South 3/4 of the East 1⁄2 of Section 12, more fully described as follows: Beginning at a point on the East line of Section 12 which is 3924.9 feet North of the Southeast corner of the Section and in a county road;

thence south, 1367.4 feet along the Section line;

thence S89°55’W, 310.4 feet along a fence;

thence North, 74.0 feet;

thence S89°45’W, 136.7 feet;

thence N02°09’W, 1295.1 feet along a fence;

thence S89°59’E, 495.6 feet to the point of beginning;

Section 14: A tract in the East Half (E/2) of Section Fourteen (14), Township Five (5) South, Range Thirty-six (36) East, NMPM, Roosevelt County, New Mexico, described as:

Beginning at a set #4 bar & cap in the centerline of New Mexico Highway #116, which marks the Southeast corner of said Section 14;

Schedule D-219

thence, S 89° 03’ W, 2647.4 feet along the south line of the section to a set #4 bar & cap marking the S/4 corner of said Section 14;

thence, N 00° 57’ W, 5335.8 feet along the centerline of the section to an existing #4 bar & cap marking the N/4 corner of said Section 14;’

thence, N 89° 39’ E, 1913.8 feet along the north line of the section to a set #4 bar & cap which is 729.0 feet west of the NE corner of said Section 14;

thence, S 01° 12’ E, 140.6 feet to a set #4 bar & cap;

thence, N 89° 39’ E, 329.0 feet to a set #4 bar & cap;

thence, N 01°12’ W, 16.3 feet to a set #4 bar & cap;

thence, N 89° 39’ E, 190.0 feet to a set #4 bar & cap;

thence, S 01° 12’ E, 575.1 feet (rec. 572.0’) to a set #4 bar & cap;

thence, S 88° 48’ W, 140.0 feet to a set #4 bar & cap;

thence, S 01° 12’ E, 443.0 feet to a set #4 bar & cap;

thence, N 88° 48’ E, 350.0 feet to a set #4 bar & cap on the east line of said Section 14, in the centerline of New Mexico Highway #116;

thence, S 01° 12’ E, 1521.0 feet along the east line of the section to a set #4 bar & cap marking the E/4 corner which is in the centerline of New Mexico Highway #116;

thence, S 00° 48’ E, 2654.0 feet along the east line of the section to the point of beginning;

LESS AND EXCEPT a tract in the Southeast Quarter of said Section Fourteen (14), Township Five (5) South, Range Thirty-six (36) East, Roosevelt County, New Mexico, described as:

Beginning at a point on the north line of the Southeast Quarter, 340.0 feet west of the East Quarter corner;

thence, South, 25.0 feet;

thence, West 50.0 feet;

thence, North 25.0 feet;

thence, East 50.0 feet along the north line of said SE/4 to the point of beginning.

AND:

Section 14: A tract in the East Half of the Northeast Quarter of the Northeast Quarter (E/2NE/4NE/4) of said Section Fourteen (14), Township Five (5) South, Range Thirty-six (36) East, Roosevelt County, New Mexico and described as:

Beginning at a set #4 bar & cap on the north line of said Section 14, which is 325.0 feet West of the Northeast corner;

thence, S 89°39’ W, 75.0 feet along the north line of said Section 14, to a set #4 bar & cap;

thence, S 01°12’ E, 118.0 feet parallel with the east line of said Section 14, to a set #4 bar & cap;

thence, N 89° 39’ E, 75.0 feet parallel with the north line of said Section 14, to a set #4 bar & cap;

thence, N 01° 12’ W, 118.0 feet parallel with the east line of said Section 14, to the point of beginning;

CTIC-16002710-161:

Fee Owner(s): JUDY E. KNIGHT, a single person

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 27: NW/4

CTIC-16002710-162:

Fee Owner(s): KAREN ARMSTRONG LAND, a married woman dealing in her sole and separate estate

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 22: SW/4

Section 28: W/2NE/4, SE/4NE/4

Schedule D-220

CTIC-16002710-163:

Fee Owner(s): LEROY LOTT and BETTY LOTT, husband and wife

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 23: A tract of land in the Southwest Quarter (SW/4) being described as follows:

Beginning at a set NBC for the Southeast corner of said Southwest quarter (SW/4) of Section 23,said point being N 89°54’23” W, 2648.42 feet from the Southeast corner of Section 23;

thence, N 89°54’23” W, along said South line of Section 23, a distance of 1871.94 feet to a set NBC for the Southwest corner of said tract;

thence, N 00°03’32” W, along a wire fence, being the East boundary of the Causey Cemetery, a continuing 130.6 feet North of a fence corner, 418.88 feet, to a rebar set for the Northwest corner of subject tract;

thence, S 89°54’23” E, parallel to the South line of said Section 23, a distance of 1871.79 feet to a rebar set on the East line of said SW/4 Section 23;

thence, S 00°04’48” E along a wire fence 418.88 feet to the point and place of beginning.

CTIC-16002710-164:

Fee Owner(s): MILK- N –ATURAL, LLC

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 22: NE/4

Section 27: All

Section 28: NW/4, S/2

Section 29: E/2

CTIC-16002710-165:

Fee Owner(s): ROBERT T. TOMLINSON, a married man dealing in his sole and separate property

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 22: SE/4

Section 27: NE/4

CTIC-16002710-166:

Fee Owner(s): KODDY D. WATSON

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 32: SE/4 LESS AND EXCEPT a tract beginning at a point 30 feet West of the Northeast corner of the Southeast Quarter of Section 32 for the place of beginning; thence, running west on Quarter Section line 153 yards, thence, South 64 yards, thence, East 153 yards; thence, North 64 yards, to place of beginning, AND LESS AND EXCEPT a tract beginning at a point on the South line of said Section 32 and said point being S 89°26’22” W, 1382.96 feet from the Southeast corner of said Section 32; thence, S 89°26’22” W, along the South line of said Section 32, a distance of 189.39 feet; thence, N 00°33’38” W, a distance of 460.0 feet; thence, N 89°26’22” E, parallel to the South line of said Section 32, a distance of 189.39 feet; thence, S 00°33’38” E, a distance of 460.0 feet to the point of beginning;

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 13: SW/4 and E/2 LESS AND EXCEPT any portion of the following legal description that lies within said Section 13 being described as follows: A tract of land in the Southeast Quarter (SE/4) of Section Thirteen (13), Township 5 South, Range 36 East and the Northeast Quarter (NE/4) of Section

Schedule D-221

Twenty-four (24), Township 5 South, Range 36 East, being described as follows: Beginning at a set rebar for the point of beginning, being 322.67 feet N 89°07’56” E and 284.15 feet N 01°11’03” E, of the South Quarter (S/4) corner of said Section 13 and also being known as the North Quarter (N/4) corner of said Section 24; thence S 88°48’54” E, 433.87 feet to a set rebar; thence, S 01°11’03” W and along an existing fence line a distance of 502.5 feet to a set rebar; thence, N 88°48’54” W, 433.87 feet to a set rebar; thence, N 01°11’03” E, 502.0 feet to the point of beginning;

TOWNSHIP SIX (6) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 7: S/2NE/4 LESS AND EXCEPT any portion of the Richland Townsite, located in said S/2NE/4 of said Section 7

CTIC-16002710-168:

Fee Owner(s): JERRY DELTON PARKINSON, TRUSTEE OF THE JERRY PARKINSON FAMILY TRUST)

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 28: NW/4

CTIC-16002710-169:

Fee Owner(s): ROD PRATHER and TERRY PRATHER, husband and wife

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 17: S/2

Section 20: NW/4

CTIC-16002710-171:

Fee Owner(s): ROBERT DALE RIDGLEY, a married person dealing in his sole and separate property

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 27: W/2

CTIC-16002710-176:

Fee Owner(s): EDDIE WAYNE HEADRICK, RUTH HEADRICK SELMEYER, JIMMIE HEADRICK, CORRINE HEADRICK, LINDA HUFF, ROGER HEADRICK, KERRY HEADRICK, TIMMY AKA TIMOTHY HEADRICK, MARSHA WHEATLEY and MARIA UTLEY

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 30: SW/4

Section 31: NW/4

Schedule D-222

CTIC-16002710-179:

Fee Owner(s): T.J. STEVENS AND OTEKA JEAN STEVENS, husband and wife

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Tract #1:

Section 11: A tract of land in the northeast corner of said Section 11 and being described as follows:

Beginning at the Northeast corner of Section 11;

thence, S 00°09’W, 725 feet along the center of County Road AO195;

thence West,1573.9 feet to a fence;

thence N 00°21’W, 725.6 feet along the fence to the section line in New Mexico Highway #235;

thence East, 1580.3 feet along the section line in the center of New Mexico Highway #235 to the point of beginning;

THE NORTH SIXTY FEET AND THE EAST THIRTY FEET OF THIS TRACT IS USED AS RIGHT OF WAY FOR PUBLIC ROADS.

AND:

Tract #2:

Section 11: A tract of land in the East Half (E/2) of said Section Eleven (11), being described as follows: Beginning at a point 726.23 feet South and 502.19 feet N89°52’20” W from the Northeast corner of said Section 11;

thence N89°52’20” W, along an existing fence line a distance of 1072.13 feet;

thence S0°32’46” E, along an existing fence line a distance of 1897.93 feet;

thence S89°50’40” E, along an existing fence line a distance of 683.08 feet;

thence S0°05’52” E, along an existing fence line a distance of 1308.25 feet;

thence N89°10’15” E, along an existing fence line 871.32 feet to a point on the east line of said Section 11;

thence North, along said East section line a distance of 1910.0 feet;

thence S89°31’24” W, along an existing fence line a distance of 572.69 feet;

thence N0°42’03” E, along an existing fence line a distance of 849.35 feet;

thence S87°05’38” E, along an existing fence line a distance of 13.19 feet;

thence N0°15’03” E, along an existing fence line a distance of 438.75 feet to the point of beginning.

CTIC-16002710-180:

Fee Owner(s): ALTON STRICKLAND and FOTHIAH STRICKLAND, husband and wife

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 2: NE/4 aka Lots 1, 2 & S/2NE/4

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 35: S/2

CTIC-16002710-181:

Fee Owner(s): BARBARA A. TEEL, TRUSTEE of the Barbara Teel Family Trust

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 21: SE/4

Section 31: NE/4

CTIC-16002710-182:

Fee Owner(s): J.D. TERRAL AKA JURDON DAVID TERRAL, AN UNMARRIED PERSON

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 13: A tract of land in the Northwest Quarter of the Northwest Quarter (NW/4NW/4) of Section Thirteen (13), more fully described as follows: Beginning at a point which is 50 feet East and 50 feet South of the Northwest corner of said Section; thence East 300 feet; thence South 185 feet; thence West 300 feet; thence North 185 feet to the point of beginning.

Schedule D-223

AND:     A tract of land in the Northwest Quarter of the Northwest Quarter (NW/4NW/4) of Section Thirteen (13), more fully described as follows, to-wit: Beginning at a point which is 50 feet East and 235 feet South of the Northwest corner of said NW/4NW/4, thence East 300 feet, thence South 75 feet, thence West 300 feet, thence North 75 feet to the point of beginning.

AND:    A tract of land in the Northwest Quarter of the Northwest Quarter (NW/4NW/4) of Section Thirteen (13), more fully described as follows, to-wit: Beginning at a point which is 350 feet East and 50 feet South of the Northwest corner of said NW/4NW/4, thence South 370 feet, thence East 160 feet, thence North 100 feet to a point, thence in a circle to the Northwest to a point which is 217.6 feet South of the Northeast corner of the tract being conveyed herein, thence North 217.6 feet, thence West 140 feet to the point of beginning.

AND:    A tract of land in the Northwest Quarter of the Northwest Quarter (NW/4NW/4) of Section Thirteen (13), more fully described as follows: Beginning at a point which is 530 feet East and 235 feet South of the Northwest corner of said NW/4NW/4; thence East 100 feet; thence South 185 feet; thence West 120 feet; thence North 100 feet; thence in a circle to the Northeast to a point which is 32.6 feet South of the beginning point of this tract; thence North 32.6 feet to the point of beginning.

TOWNSHIP SIX (6) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 3: Lots Three (3) and Four (4)

Section 4: Lots One (1) and Lot Two (2); Lot Three (3) and Lot Four (4)

Section 5: Lots One (1) and Lot Two (2)

Section 8: The Northeast Quarter (NE/4) and the North Half of the Southeast Quarter (N/2SE/4) and the South Half of the Southeast Quarter (S/2SE/4)

Section 9: The West Half (W/2) and the South Half of the Northeast Quarter (S/2NE/4) and the Southeast Quarter (SE/4) and the North Half of the Northeast Quarter (N/2NE/4)

Section 10: NW/4, S/2, S/2NE/4

Section 11: S/2SW/4, N/2SW/4, S/2SE/4, S/2NW/4

Section 14: The West Half (W/2) and The East Half (E/2) LESS AND EXCEPT a tract beginning at a point on the South line of Section 14, 2135.9 feet West of the Southeast corner of the section;

Thence, West, 320.1 feet along the section line;

Thence, North, 506.1 feet;

Thence, East, 320.1 feet;

Thence, South, 506.1 feet to the point of beginning.

CTIC-16002710-183:

Fee Owner(s): J.L. WALL and BETTY LOU WALL, TRUSTEES OF THE J.L. WALL FAMILY LIVING TRUST dated April 28, 2016)

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 13 and 24: A parcel of land within the South Half (S/2) of Section Thirteen (13) and the North Half of the Northwest Quarter (N/2NW/4) of Section Twenty-four (24) in Township Four South (T4S), Range Thirty-six (R36E) East, NMPM, Roosevelt County, New Mexico, being more particularly described as follows:

Beginning at corner 1, the NW corner of the herein described parcel being the West 1/4 corner of said Section 13, whence the NW corner of said Section 13 bears N 00°05’08” E, a distance of 2656.59 feet;

Thence, N 89°44’21” E, a distance of 1610.35 feet to corner 2;

Thence, S 01°08’51” E, a distance of 1604.41 feet to corner 3;

Thence, N 89°33’36” E, a distance of 978.37 feet to corner 4;

Thence, N 00°06’27” E, a distance of 345.32 feet to corner 5;

Schedule D-224

Thence N 89°39’57” E, a distance of 2600.38 feet to corner 6, the NE corner of the herein described parcel;

Thence, S 00°06’44” E, a distance of 1402.94 feet to corner 7, the SE corner of the herein described parcel;

Thence, S 89°43’38” W, a distance of 2600.03 feet to corner 8;

Thence, S 00°08’08” W, a distance of 1322.98 feet to corner 9;

Thence, S 89°48’10” W, a distance of 2633.12 feet to corner 10;

Thence, N 00°20’08” E, a distance of 1319.58 feet to corner 11, the NW corner of said Section 24;

Thence, N 00°05’08” E, a distance of 2656.59 feet to corner 1, the point of beginning.

CTIC-16002710-184:

Fee Owner(s): MATTHEW A. WALTZ and DIANE J. WALTZ, husband and wife

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 28: A tract of land in the East Half (E/2) of Section 28, T5S, R35E being described as follows:

Beginning at the Southeast corner of said East Half (E/2) of Section 28, T5S, R35E;

thence, North, along the East line of said Section 28, a distance of 727.65 feet to a point on said East section line;

thence, S 89°07’53” W, 927.31 feet to an existing fence corner;

thence, N 36°21’57” W, along an existing fence line, a distance of 1129.78 feet to an existing fence corner;

thence, N 0°07’36” E, along an existing fence line, a distance of 1134.68 feet to an existing fence corner;

thence, N 43°17’14” W, along an existing fence line a distance of 200.74 feet to an existing fence corner;

thence, N 87°52’02” W, along an existing fence line, a distance of 988.94 feet to a point on the West line of the said E/2 of Section 28;

thence, S 0°02’16” E, along said West line of the East half of Section 28, a distance of 3966.23 feet to the South Quarter (S/4) corner of said Section 28;

thence, S 89°16’52” E, along said South section line, a distance of 2727.0 feet to the point and place of beginning.

CTIC-16002710-185:

Fee Owner(s): Y2, LLC, a New Mexico limited liability company

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 29: ALL

Section 30: The North 115.625 acres of the East Half (E/2); AND the North 115.625 acres of the South 142.5 acres of the East Half (E/2); and the South 88.75 acres of the East Half (E/2); being all of the East Half (E/2)

Section 31: NE/4

CTIC-16002710-186:

Fee Owner(s): CROSSROADS WEST PHOENIX, LLC, AN ARIZONA LIMITED LIABILITY COMPANY

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 13: W/2

Section 14: E/2

Section 23: N/2, S/2

Section 26: North Half of the North Half (N/2N/2) and The West One Hundred (100) acres of the Southwest Quarter (SW/4), East Sixty Acres (E60AC) of the Southwest Quarter (SW/4), Southeast Quarter (SE/4), South Half of the North Half ( S/2N/2)

Section 34: S/2

Schedule D-225

Section 35: All, LESS AND EXCEPT a tract of land in the Southeast Quarter (SE/4) being described as follows: Beginning at a point on the South line of said Section 35, being 1306.81 feet West of the Southeast corner of Section 35;

thence, West along said South section line, a distance of 871.2 feet;

thence, North 500.0 feet;

thence, East parallel with said South section line a distance of 871.2 feet;

thence, South 500.0 feet to the point and place of beginning and

Section 36: SW/4

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 8: The Northeast Quarter (NE/4) and the Southwest Quarter (SW/4) , LESS AND EXCEPT a Tract of land in the Northwest quarter of the Northeast Quarter (NW/4NE/4) of Section 8, being described as follows: Beginning at a point N 89°22’25” W, along the North line of said Section 8, a distance of 2385.45 feet from the Northeast corner of said Section 8;

thence, S 0°09’26” E, a distance of 491.3 feet;

thence N 89°22’25” W, parallel to the North line of said Section 8, a distance of 266.0 feet to a point on the Quarter Section line;

thence, N 0°09’26” W, along the Quarter section line, a distance of 491.3 feet to the North quarter (N/4) corner of Section 8;

thence, S 89°22’25” E, along the North line of Section 8, a distance of 266.0 feet to the point of beginning.

Section 10: SE/4 LESS AND EXCEPT a tract described as follows: Beginning at the Southeast corner of said SE/4; thence, North, along the East line of said Quarter Section, a distance of 17.888 rods; thence, West, a distance of 17.888 rods; thence, South , a distance of 17.888 rods; thence, East, along the South line of said Quarter Section, a distance of 17.888 rods to the point of beginning.

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 5: Lots 1, 2, 3 and 4 and the S/2 of the N/2, being all of the N/2

Section 6: Lots 1, 2, 3 and 4 and the S/2 of the N/2, being all of the N/2

CTIC-16002710-187:

Fee Owner(s): CLARA M. DUBOIS

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-FIVE (35) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 14: W/2

CTIC-16002710-189:

Fee Owner(s): RICHARD W. SIEFKE AND DEANNA I. SIEFKE, Trustees of the Siefke Family Trust, dated March 23, 2007

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 8: SE/4

Section 10: W/2

Schedule D-226

CTIC-16002710-195:

Fee Owner(s): PEGGY FAYE WOODARD, BARBARA ANN STAPLETON, JERRY LERY WALKER, LAURA A. WALKER AND JAMES D. WALKER d/b/a WALKER FARMS

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 17: NE/4, SW/4

CTIC-16002710-196:

Fee Owner(s): MELISSA LYNN MAPP, an unmarried person and SHANNON KIIZER, an unmarried person

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 21: A tract of land in the Southeast Quarter (SE/4), Section Twenty-one (21), Township Four (4) South, Range Thirty-six (36) East, NMPM, Roosevelt County, New Mexico, being described as follows:

Beginning at the Southeast corner of Section 21:

thence, N 88°51’26” W, along the South line of Section 21, a distance of 2642.17 feet to the South Quarter (S/4) corner of Section 21;

thence, N 00°01’05” E, along the Quarter Section line of Section 21, a distance of 2291.73 feet;

thence, S 88°59’44” E, a distance of 2650.25 feet to a point on the East line of Section 21;

thence, S 00°13’21” W, along the East line of Section 21, a distance of 2297.97 feet to the point of beginning.

CTIC-16002710-197:

Fee Owner(s): EVA WOODS, a married person dealing in her sole and separate property

TOWNSHIP FOUR (4) SOUTH, RANGE THIRTY-SEVEN (37) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 17: NE/4

CTIC-16002710-199:

Fee Owner(s): GUSTOV J. MEIER, JR., a married person dealing in his sole and separate property

TOWNSHIP THREE (3) SOUTH, RANGE THIRTY-FIVE (35) EAST, N.M.P.M., ROOSEVELT COUNTY, NEW MEXICO:

Section 15: E/2

CTIC-16002710-201:

Fee Owner(s): JEROME TERRAL AND MARY LEE TERRAL, husband and wife

TOWNSHIP FIVE (5) SOUTH, RANGE THIRTY-SIX (36) EAST, NMPM, ROOSEVELT COUNTY, NEW MEXICO:

Section 28: SE/4

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Schedule D-227